The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

Filed pursuant to Rule 497
Registration Statement No. 333-155806
SUBJECT TO COMPLETION, DATED JANUARY 12, 2010

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated May 1, 2009)
           Shares

Main Street Capital Corporation
Common Stock

We are offering for sale           shares of our common stock. We are a principal investment firm focused on providing customized debt and equity financing to lower middle-market companies that operate in diverse industries. We seek to fill the current financing gap for lower middle-market businesses, which have more limited access to financing from commercial banks and other traditional sources. Given the current credit environment, we believe the limited access to financing for lower middle-market companies is even more pronounced.

Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “MAIN.” On January 11, 2010, the last reported sale price of our common stock on the Nasdaq Global Select Market was $16.05 per share.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 10 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

	Per Share	Total

Public offering price	$	$
Underwriting discount (5.0%)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	We estimate that we will incur approximately $200,000 in offering expenses in connection with this offering.

The underwriters have the option to purchase up to an additional           shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover any over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $     , and the total underwriting discount (5.0%) will be $      . The proceeds to us would be $     , before deducting estimated expenses payable by us of $200,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares on or about January   , 2010.

Morgan Keegan & Company, Inc.

BB&T Capital Markets A Division of Scott & Stringfellow, LLC
Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.
Madison Williams and Company

The date of this prospectus supplement is January   , 2010

ABOUT THE PROSPECTUS

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more information. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

Forward-Looking Statements

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled “Unaudited Selected Pro Forma Combined Financial Data,” “Selected Financial Data,” “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Interim Financial Statements,” “Audited and Interim Financial Statements of Main Street Capital II, LP,” “Unaudited Pro Forma Condensed Combined Financial Statements” and the documents identified in the section titled “Available Information” in this prospectus supplement, as well as the section titled “Risk Factors” in the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007, for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our” and “Main Street” refer to the Fund and the General Partner prior to the IPO and to MSCC and its subsidiaries, including the Fund and the General Partner, subsequent to the IPO.

Main Street

We are a principal investment firm focused on providing customized debt and equity financing to lower middle-market companies, which we generally define as companies with annual revenues between $10 million and $100 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of lower middle-market companies based in the United States. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our core portfolio investments generally range in size from $2 million to $15 million.

Our investments have generally been made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment we have made. MSCC and the Fund share the same investment strategies and criteria in the lower middle-market, although they are subject to different regulatory regimes. An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.

We seek to fill the current financing gap for lower middle-market businesses, which have more limited access to financing from commercial banks and other traditional sources. Given the current credit environment, we believe the limited access to financing for lower middle market companies is even more pronounced. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of lower middle-market companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one stop” financing. Providing customized, “one stop” financing solutions has become even more relevant to our portfolio companies in the current credit environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Main Street believes that its core investment strategy has a lower correlation to the broader debt and equity markets.

As of September 30, 2009, we had debt and equity investments in 36 core portfolio companies (which excludes marketable securities, idle funds investments and our investment in the affiliated Investment Manager) with an aggregate fair value of $123 million and a weighted average effective yield on our debt investments of approximately 14%. As of September 30, 2009, approximately 81% of our total core portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of our portfolio companies. At September 30, 2009, we had equity ownership in approximately 92% of our core portfolio companies and the average fully diluted equity ownership in these portfolio companies was approximately 24%.

Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

The Exchange Offer

On January 7, 2010, MSCC consummated the transactions related to its formal offer (the “Exchange Offer”) commenced on September 23, 2009 to exchange shares of its common stock for at least a majority of the limited partner interests in Main Street Capital II, LP (“MSC II”). The Exchange Offer was applicable to all MSC II limited partner interests except for any limited partner interests owned by affiliates of MSCC, including any limited partner interests owned by officers or directors of MSCC. The Exchange Offer was formally approved by the U.S. Small Business Administration (the “SBA”) prior to closing. At the closing of the Exchange Offer, approximately 88% of the total dollar value of MSC II limited partner interests were validly exchanged for 1,239,695 shares of MSCC common stock (the “Exchange Shares”). The Exchange Shares are subject to a one-year contractual lock-up from the Exchange Offer closing date. An approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remains outstanding, including approximately 5% owned by affiliates of MSCC. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC (“MSC II GP”), were also transferred to MSCC for no consideration. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the “Exchange Offer Transactions.”

MSC II is an investment fund that operates as a Small Business Investment Company (“SBIC”) and commenced operations in January 2006. MSC II has similar investment strategies to MSCC and the Fund and is managed by the Investment Manager pursuant to a separate investment advisory services agreement. In addition, approximately 88% of the current MSC II portfolio investments have represented co-investments with MSCC and/or the Fund.

As of September 30, 2009, the pro forma combined core investment portfolio reflects debt and equity investments in 39 core portfolio companies with an aggregate fair value of $192 million and a weighted average effective yield on its debt investments of approximately 14%. Approximately 83% of the pro forma combined core portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of the portfolio companies as of September 30, 2009. At September 30, 2009, the pro forma combined core investment portfolio reflects equity ownership in approximately 92% of the core portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 35%. The weighted average yields were computed using the effective interest rates for all debt investments at September 30, 2009, including amortization of deferred debt origination fees and accretion of original issue discount but excluding any debt investments on non-accrual status. For more information on MSC II and MSC II GP and the Exchange Offer Transactions, see “Unaudited Selected Pro Forma Combined Financial Data,” “Audited and Interim Financial Statements of Main Street Capital II, LP” and “Unaudited Pro Forma Condensed Combined Financial Statements” in this prospectus supplement.

MSC II currently has $70 million of SBIC debentures outstanding, which are guaranteed by the SBA and carry an average fixed interest rate of approximately 6%. SBIC debentures have fixed interest rates that approximate prevailing 10-year Treasury Note rates when issued plus a market-determined spread. SBIC debentures are non-recourse and have a maturity of ten years from issuance. Until maturity, SBIC debentures are interest only with interest payable semi-annually. The principal amount of the MSC II SBIC debentures is not required to be paid before maturity but may be pre-paid at any time. The first principal maturity related to MSC II’s SBIC debentures does not occur until 2016.

Consummation of the Exchange Offer Transactions provides Main Street with access to additional long-term, low-cost leverage capacity through the SBIC program. The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the “Stimulus Bill”) increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds from the previous SBIC leverage cap of approximately $137 million as adjusted annually based on the Consumer Price Index. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between the Fund and MSC II. Subsequent to the Exchange Offer, Main Street will have access to an incremental $90 million in SBIC leverage capacity, subject to the required capitalization of each fund, in addition to the $70 million of existing MSC II SBIC leverage and the $65 million of SBIC leverage at the Fund. At the closing of the Exchange Offer, Main Street funded approximately $24 million in unfunded limited partner commitments for the limited partner interests it acquired in connection with the Exchange Offer in order to comply with SBA regulatory requirements, which was funded by Main Street in part with approximately $12 million drawn down under its $30 million, three-year investment credit facility. We currently project that consummation of the Exchange Offer Transactions will be accretive to our calendar year 2010 distributable net investment income per share.

Other

During October 2009, we sold our portfolio investment in Universal Scaffolding & Equipment, LLC (“Universal”), which was on non-accrual status as of September 30, 2009, for $0.8 million. We had recorded unrealized depreciation as of September 30, 2009 on our Universal investment equal to the loss we realized on the sale in the fourth quarter of 2009.

During November 2009, we completed a $4.8 million portfolio investment in Drilling Info, Inc. (“Drilling Info”). Our investment in Drilling Info consists of a second lien, secured debt investment with an equity warrant participation representing an approximate 3% equity interest in Drilling Info. Drilling Info is the premier information service provider for the domestic upstream oil and gas industry, providing an integrated land, production, and well information platform to a base of over 10,000 users in the energy sector. Through a subscription-based revenue model, Drilling Info provides comprehensive and up-to-date data to its customers as well as a full complement of web-based applications and tools. Consistent with our investment policies, MSC II made a $3.2 million co-investment in Drilling Info at the same time and on identical terms to our investment.

On December 8, 2009, we declared monthly dividends of $0.125 per share for each of January, February and March 2010. These monthly dividends equate to a total of $0.375 per share for the first quarter of 2010 representing an annualized dividend yield of approximately 9.3% based on the closing price of our common stock on the Nasdaq Global Select Market on January 11, 2010.

In December 2009, we, through the Fund, drew $10 million of SBIC funding from the SBA. These borrowings will be included in the March 2010 SBIC debenture pooling. Until pooled, these funds will bear an interim annual interest rate of approximately 1.0%. The pooling will result in debentures with a maturity date of March 2020 and an interest rate to be determined at the time of pooling based upon the then current 10-year U.S. Treasury rate plus a fixed charge.

On December 31, 2009, the Employment Agreements dated October 11, 2007 between MSCC and each of Todd A. Reppert, President and Chief Financial Officer; Rodger A. Stout, Senior Vice President-Finance & Administration, Chief Compliance Officer and Treasurer; Curtis L. Hartman, Senior Vice President; Dwayne L. Hyzak, Senior Vice President; and David L. Magdol, Senior Vice President, as amended by amendments dated July 1, 2009, expired on their stated termination date and are no longer in effect. Although each of these executive officers remains employed by Main Street in the same capacity, Main Street has no current intention to extend or renew the expired Employment Agreements.

The Offering

Common stock offered by us	shares

Common stock outstanding prior to this offering	12,082,142 shares (including 1,239,695 shares of common stock issued in connection with the Exchange Offer and approximately 93,000 shares issued under our dividend reinvestment plan in the fourth quarter of 2009)

Common stock to be outstanding after this offering	shares

Over-allotment option	shares

Use of proceeds	The net proceeds from this offering (without exercise of the over-allotment option and before deducting estimated expenses payable by us of approximately $200,000) will be $ .

We intend to use approximately $12 million of the net proceeds from this offering to repay outstanding debt borrowed under our $30 million investment credit facility to fund capital commitments to MSC II assumed by MSCC in the Exchange Offer, and we intend to use the remaining net proceeds from this offering to make investments in lower middle-market companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, pay our operating expenses and other cash obligations and for general corporate purposes. Pending such uses, we may invest the net proceeds of this offering primarily in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt and high quality debt investments, consistent with our business development company (“BDC”) election and our election to be taxed as a regulated investment company (“RIC”). See “Regulation — Regulation as a Business Development Company — Idle Funds Investments” in the accompanying prospectus.

Dividends and distributions	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders.

In December 2009, we declared monthly dividends of $0.125 per share for each of January, February and March 2010. These monthly dividends equate to a total of $0.375 per share for the first quarter of 2010 representing an annualized dividend yield of approximately 9.3% based on the closing price of our common stock on the Nasdaq Global Select Market on January 11, 2010. Because the record date for the January 2010 dividend is prior to the date of this offering, investors who purchase shares of our common stock in this offering will not be entitled to receive such dividend. However, investors who purchase shares of common stock in this offering will be entitled to receive the February 2010 monthly dividend and subsequent monthly dividends provided that they continue to hold such shares.

Taxation	MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code (the “Code”). Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Risk factors	See “Risk Factors” beginning on page 10 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.

Nasdaq Global Select Market symbol	“MAIN”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly and reflects our acquisition of a majority interest in MSC II in connection with the Exchange Offer. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Main Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	5.0	%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	4.46	%(4)
Interest payments on borrowed funds	5.50	%(5)

Total annual expenses	9.96	%(6)

(1)	Represents the underwriting discount with respect to the shares sold by us in this offering.

(2)	The offering expenses of this offering are estimated to be approximately $200,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be approximately %.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Operating expenses represent the estimated annual expenses of MSCC and its pro forma consolidated subsidiaries, including MSC II. There is a 12% minority ownership interest in MSC II not held by MSCC or its subsidiaries. The ratio of operating expenses to net assets, net of the expenses related to the minority interest in MSC II, would be 4.26%.

(5)	Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds.

(6)	The total annual expenses are the sum of operating expenses and interest payments on borrowed funds. In the future we may borrow money to leverage our net assets and increase our total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 5.0% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$172	$360	$530	$882

The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

The net proceeds from the sale of the           shares of common stock in this offering are $     , and $      if the underwriter’s over-allotment option is exercised in full, after deducting the underwriting discount and estimated offering expenses of approximately $200,000 payable by us.

We intend to use approximately $12 million of the net proceeds from this offering to repay outstanding debt borrowed under our $30 million investment credit facility to fund capital commitments to MSC II assumed by MSCC in connection with the Exchange Offer in order to comply with SBA regulatory requirements. We intend to use any remaining net proceeds from this offering to make investments in lower middle-market companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, pay our operating expenses and other cash obligations and for general corporate purposes. Pending such uses, we may invest the net proceeds of this offering primarily in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt and high quality debt investments, consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Regulation as a Business Development Company — Idle Funds Investments” in the accompanying prospectus.

At January 12, 2010, we had approximately $12 million outstanding under our $30 million investment credit facility. Our investment credit facility matures on October 24, 2011, unless extended, and bears interest, at our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%. Amounts repaid under our $30 million investment credit facility will remain available for future borrowings.

Affiliates of BB&T Capital Markets, an underwriter in this offering, act as lenders and/or agents under our $30 million investment credit facility. As described above, we intend to use net proceeds of this offering to repay the outstanding indebtedness under this credit facility, and those affiliates therefore may receive a portion of the proceeds from this offering through the repayment of those borrowings. See “Underwriting — Affiliations” below.

CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis as of September 30, 2009; and

•	on an as-adjusted basis giving effect to the Exchange Offer Transactions; and

•	on an as-adjusted further basis giving effect to the Exchange Offer Transactions and the sale of shares of our common stock in this offering at the public offering price of $ per share, less estimated underwriting discounts and offering expenses payable by us.

This table should be read in conjunction with “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Interim Financial Statements,” “Audited and Interim Financial Statements of Main Street Capital II, LP” and “Unaudited Pro Forma Condensed Combined Financial Statements” in this prospectus supplement.

	As of September 30, 2009
		As-adjusted for
		the Exchange Offer	As-adjusted further
	Actual	Transactions(1)	for this Offering
		(Unaudited)

Cash and cash equivalents	$8,216,699	$36,287,052	$
Marketable securities and idle funds investments (cost: $39,498,257, $35,641,964 and $ , actual, as adjusted for the Exchange Offer Transactions and as adjusted further for this offering, respectively)	39,912,232	36,183,643

Total cash and cash equivalents and marketable securities and idle funds investments	$48,128,931	$72,470,695	$

SBIC debentures	$55,000,000	$108,540,753		$108,540,753
Bank Line of Credit	—	12,000,000		—
Stockholders’ equity (net asset value):
Common stock, $0.01 par value per share (150,000,000 shares authorized; 10,749,640, 11,989,335 and issued and outstanding, actual, as adjusted for the Exchange Offer Transactions and as adjusted further for this offering, respectively)	107,496	119,893
Additional paid-in capital	121,886,302	127,849,062
Undistributed net realized income	830,071	4,545,567
Net unrealized appreciation from investments, net of income taxes	6,238,956	6,238,956
Noncontrolling interest	—	3,259,063

Total stockholders’ equity (net asset value)	129,062,825	142,012,541

Total capitalization	$184,062,825	$262,553,294	$

(1)	See the “Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009” and the corresponding notes in Note C of the “Notes to Pro Forma Condensed Combined Financial Statements” in the “Unaudited Pro Forma Condensed Combined Financial Statements” for detail regarding the adjustments for the Exchange Offer Transactions.

UNAUDITED SELECTED PRO FORMA COMBINED FINANCIAL DATA

The following tables set forth unaudited pro forma condensed combined financial data that illustrate the effect of the Exchange Offer, and related transactions, on Main Street’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the acquisition method of accounting with Main Street treated as the acquirer. Under this method of accounting, the assets and liabilities of MSC II will be recorded by Main Street at their estimated fair values as of the date of the Exchange Offer. The unaudited selected pro forma combined financial data of Main Street and MSC II has been derived from the unaudited pro forma condensed combined balance sheet as of September 30, 2009 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2008 and the nine months ended September 30, 2009. For more information regarding the pro forma financial data, please refer to the unaudited pro forma condensed combined financial statements and the related footnotes included in this prospectus supplement. The pro forma condensed combined balance sheet as of September 30, 2009 assumes the Exchange Offer and related transactions took place on that date. The pro forma condensed combined statements of income for the year ended December 31, 2008 and for the nine months ended September 30, 2009 assume the Exchange Offer and related transactions took place on January 1, 2008.

The unaudited selected pro forma combined financial data should be read together with the historical consolidated financial statements of Main Street, the historical combined financial statements of MSC II and the general partner of MSC II and the unaudited pro forma condensed combined financial statements, and the related footnotes to those financial statements, included in this prospectus. The unaudited selected pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of Main Street or MSC II would have been had the Exchange Offer and related transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position.

	Year Ended	Nine Months Ended
	December 31, 2008	September 30, 2009
	(Unaudited)

Pro Forma Condensed Combined Income Statement:
Interest, fee and dividend income	$24,929,973	$16,867,921
Interest from marketable securities, idle funds and other	1,708,030	1,649,231

Total investment income	26,638,003	18,517,152

Interest	(7,292,222)	(5,856,907)
General and administrative	(1,862,282)	(1,180,147)
Expenses reimbursed to affiliated Investment Manager	(4,332,035)	(2,800,075)
Share-based compensation	(511,452)	(767,218)

Total expenses	(13,997,991)	(10,604,347)

Net investment income	12,640,012	7,912,805
Net realized gain (loss)	(576,476)	1,953,714

Net realized income	12,063,536	9,866,519
Net unrealized depreciation — investment portfolio	(6,894,209)	(4,970,328)
Net unrealized depreciation — investment in affiliated Investment Manager	(113,925)	380,492
Income tax (provision) benefit	3,590,833	129,685
Bargain purchase gain	3,715,496	—

Net increase (decrease) in net assets resulting from operations	12,361,731	5,406,368
Noncontrolling interest	360,378	657,903

Net increase (decrease) in net assets resulting from operations, net of noncontrolling interest	$12,722,109	$6,064,271

Net investment income per share, net of noncontrolling interest	$1.20	$0.70

Net realized income per share, net of noncontrolling interest	$1.16	$0.88

Net increase (decrease) in net assets resulting from operations per share, net of noncontrolling interest	$1.23	$0.55

Weighted average shares outstanding	10,335,599	11,027,921

September 30, 2009
(Unaudited)
Pro Forma Condensed Combined Balance Sheet:
Assets
Investments — core portfolio	$191,576,461
Investment in affiliated Investment Manager	2,381,567
Marketable securities and idle funds investments	36,183,643
Cash and cash equivalents	36,287,052
Other assets	4,397,224

Total assets	$270,825,947

Liabilities and Net Asset Value
SBIC debentures	$108,540,753
Bank line of credit	12,000,000
Other liabilities	8,272,653

Total liabilities	128,813,406
Net asset value (before noncontrolling interest)	138,753,478
Noncontrolling interest	3,259,063

Total net asset value	142,012,541

Total liabilities and net asset value	$270,825,947

Net Asset Value Per Share (before noncontrolling interest)	$11.57

SELECTED FINANCIAL DATA

The selected financial data below reflects the combined operations of the Fund and the General Partner for the years ended December 31, 2004, 2005 and 2006 and the consolidated operations of Main Street and its subsidiaries for the years ended December 31, 2007 and 2008 and the nine months ended September 30, 2008 and 2009. The selected financial data does not reflect Main Street’s acquisition of a majority interest in MSC II in connection with the Exchange Offer given that it occurred after the periods presented. See “Unaudited Selected Pro Forma Combined Financial Data,” and “Unaudited Pro Forma Condensed Combined Financial Statements” in this prospectus supplement for an illustration of the effect of the Exchange Offer and related transactions on Main Street’s financial position and results of operations. The selected financial data at December 31, 2005, 2006, 2007 and 2008, and for the years ended December 31, 2004, 2005, 2006, 2007 and 2008, have been derived from combined/consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at December 31, 2004 has been derived from unaudited combined financial statements. The selected financial data for the nine months ended September 30, 2008 and 2009, and as of September 30, 2008 and 2009, has been derived from unaudited financial data but, in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results as of and for the nine months ended September 30, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009. You should read this selected financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes thereto in the accompanying prospectus and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Interim Financial Statements” in this prospectus supplement.

	Years Ended December 31,					Nine Months Ended September 30,
	2004	2005	2006	2007	2008	2008	2009
						(Unaudited)
	(Dollars in thousands)

Statement of operations data:
Investment income:
Total interest, fee and dividend income	$4,452	$7,338	$9,013	$11,312	$15,967	$11,803	$10,380
Interest from idle funds and other	9	222	749	1,163	1,328	859	1,314

Total investment income	4,461	7,560	9,762	12,475	17,295	12,662	11,694

Expenses:
Interest	(869)	(2,064)	(2,717)	(3,246)	(3,778)	(2,734)	(2,831)
General and administrative	(184)	(197)	(198)	(512)	(1,684)	(1,271)	(1,062)
Expenses reimbursed to Investment Manager	—	—	—	—	(1,007)	(720)	(306)
Share-based compensation	—	—	—	—	(511)	(316)	(767)
Management fees to affiliate	(1,916)	(1,929)	(1,942)	(1,500)	—	—	—
Professional costs related to initial public offering	—	—	—	(695)	—	—	—

Total expenses	(2,969)	(4,190)	(4,857)	(5,953)	(6,980)	(5,041)	(4,966)

Net investment income	1,492	3,370	4,905	6,522	10,315	7,621	6,728
Total net realized gain from investments	1,171	1,488	2,430	4,692	1,398	5,030	1,479

Net realized income	2,663	4,858	7,335	11,214	11,713	12,651	8,207
Total net change in unrealized appreciation (depreciation) from investments	1,764	3,032	8,488	(5,406)	(3,961)	(4,584)	1,312
Income tax benefit (provision)	—	—	—	(3,263)	3,182	2,297	789

Net increase (decrease) in net assets resulting from operations	$4,427	$7,890	$15,823	$2,545	$10,934	$10,364	$10,308

Net investment income per share — basic and diluted(1)	N/A	N/A	N/A	$0.76	$1.13	$0.84	$0.69
Net realized income per share — basic and diluted(1)	N/A	N/A	N/A	$1.31	$1.29	$1.40	$0.84
Net increase (decrease) in net assets resulting from operations per share — basic and diluted(1)	N/A	N/A	N/A	$0.30	$1.20	$1.15	$1.05
Weighted average shares outstanding — basic and diluted(1)	N/A	N/A	N/A	8,587,701	9,095,904	9,050,010	9,788,226

(1)	In the first quarter of 2009, Main Street adopted Accounting Standards Codification 260-10-45-61A, Earnings Per Share. The December 31, 2008 data reflects changes pursuant to the adoption of this standard.

	As of December 31,					As of September 30,
	2004	2005	2006	2007	2008	2008	2009
	(Unaudited)					(Unaudited)
	(Dollars in thousands)

Balance sheet data:
Assets:
Total portfolio investments at fair value	$37,972	$51,192	$73,711	$105,650	$127,007	$123,278	$139,799
Marketable securities and idle funds investments	—	—	—	24,063	4,390	—	39,912
Cash and cash equivalents	796	26,261	13,769	41,889	35,375	46,843	8,217
Deferred tax asset	—	—	—	—	1,121	—	1,186
Other assets	262	439	630	1,576	1,101	794	1,095
Deferred financing costs, net of accumulated amortization	984	1,442	1,333	1,670	1,635	1,472	1,421

Total assets	$40,014	$79,334	$89,443	$174,848	$170,629	$172,387	$191,630

Liabilities and net assets:
SBIC debentures	$22,000	$45,100	$45,100	$55,000	$55,000	$55,000	$55,000
Marketable securities settlement liability	—	—	—	—	—	—	5,773
Deferred tax liability	—	—	—	3,026	—	238	—
Interest payable	354	771	855	1,063	1,108	300	290
Accounts payable and other liabilities	422	194	216	610	2,165	1,431	1,504

Total liabilities	22,776	46,065	46,171	59,699	58,273	56,969	62,567
Total net assets	17,238	33,269	43,272	115,149	112,356	115,418	129,063

Total liabilities and net assets	$40,014	$79,334	$89,443	$174,848	$170,629	$172,387	$191,630

Other data:
Weighted average effective yield on debt investments(1)	15.3%	15.3%	15.0%	14.3%	14.0%	13.7%	14.0%
Number of portfolio companies(2)	14	19	24	27	31	29	36
Expense ratios (as percentage of average net assets):
Operating expenses(3)	13.7%	9.0%	5.5%	4.8%	2.8%	2.0%	1.8%
Interest expense	5.7%	8.8%	7.0%	5.7%	3.3%	2.4%	2.4%

(1)	Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes debt investments on non-accrual status.

(2)	Excludes the investment in affiliated Investment Manager, as referenced in “Formation Transactions” and in the notes to the financial statements elsewhere in this prospectus supplement.

(3)	The ratio for the year ended December 31, 2007 reflects the impact of professional costs related to the Offering. These costs were 25.7% of operating expenses for the year.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated          , 2010, the underwriters named below, for whom Morgan Keegan & Company, Inc. is acting as representative, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares

Morgan Keegan & Company, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Ladenburg Thalmann & Co. Inc.
Janney Montgomery Scott LLC
Madison Williams and Company LLC

Total

The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “MAIN.”

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of          additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for 60 days from the date of this prospectus supplement, subject to extension upon material announcements or earnings releases. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Underwriting Discounts

The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $      per share below the public offering price. Any underwriters may allow, and such dealers may re-allow, a concession not in excess of $      per share to other underwriters or to certain dealers. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to           additional shares from us.

		Total without	Total with Full
		Exercise of	Exercise of
	Per Share	Over-allotment	Over-allotment

Underwriting discount payable by us on shares sold to the public	$	$	$

We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discount will be approximately $200,000.

A prospectus supplement in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making Pursuant to Regulation M

In connection with this transaction, the underwriters may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market, prior to the pricing and completion of this offering. Passive market making is permitted by SEC Regulation M and consists of displaying bids on the Nasdaq Global Select Market no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in our common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions.

Affiliations

An affiliate of BB&T Capital Markets, an underwriter in this offering, is a lender and administrative agent under our $30 million investment credit facility. As described above under “Use of Proceeds,” we intend to use net proceeds of this offering to repay the outstanding indebtedness under this credit facility and those affiliates therefore may receive a portion of the proceeds from this offering through the repayment of those borrowings.

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

The addresses of the underwriters are: Morgan Keegan & Company, Inc., 50 N. Front St., 19th Floor, Memphis, Tennessee 38103; BB&T Capital Markets, 909 E. Main Street, Richmond, Virginia 23219; Ladenburg Thalmann & Co. Inc., 520 Madison Avenue, 9th Floor, New York, New York 10022; Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania 19103; and Madison Williams and Company LLC, 527 Madison Ave, New York, New York 10022.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C., and certain legal matters in connection with this offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements, the effectiveness of internal control over financial reporting and Schedule 12-14 of Main Street Capital Corporation as of December 31, 2008 and December 31, 2007 and for the two years then ended, the combined financial statements of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC as of December 31, 2006 and for the year then ended, the “Senior Securities” table, and the combined financial statements of Main Street Capital II, LP and Main Street Capital II GP, LLC as of December 31, 2008 and December 31, 2007 and for the two years then ended included in this prospectus supplement and the accompanying prospectus have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov . Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with “Interim Financial Statements” in this prospectus supplement.

Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” in the accompanying prospectus.

ORGANIZATION

Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was formed as a wholly owned consolidated subsidiary of MSCC. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our” and “Main Street” refer to MSCC and its subsidiaries, including the Fund, the General Partner and MSEI.

OVERVIEW

We are a principal investment firm focused on providing customized debt and equity financing to lower middle-market companies, which we generally define as companies with annual revenues between $10 million and $100 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of lower middle-market companies based in the United States. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our core portfolio investments generally range in size from $2 million to $15 million.

Our investments are generally made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment we have made. MSCC and the Fund share the same investment strategies and criteria in the lower middle-market, although they are subject to different regulatory regimes. An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.

We seek to fill the current financing gap for lower middle-market businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. Given the current credit environment, we believe the limited access to financing for lower middle market companies is even more pronounced. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of lower middle-market companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one stop” financing. Providing customized, “one stop” financing solutions has become even more relevant to our portfolio companies in the current credit environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Main Street believes that its core investment strategy has a lower correlation to the broader debt and equity markets.

The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

During 2008, we paid approximately $1.425 per share in dividends. Through the first nine months of 2009, we paid monthly dividends totaling $1.125 per share. In September 2009, we declared monthly dividends for the fourth quarter of 2009 totaling $0.375 per share. Including the dividends declared for the fourth quarter of 2009, we will have paid approximately $3.26 per share in cumulative dividends since our October 2007 initial public offering. For tax purposes, the monthly dividend paid in January 2009 was applied against the 2008 taxable income distribution requirements since it was declared and accrued prior to December 31, 2008. Excluding the impact for the tax treatment of the January 2009 dividend, we estimate that we generated undistributed taxable income (or “spillover income”) of approximately $4 million, or $0.43 per share, during 2008 that was carried forward toward distributions paid in 2009. For the 2009 calendar year, we will have paid dividends of $1.50 per share representing an increase of 5.3% over the total dividends per share paid during calendar year 2008.

During June 2009, Main Street completed a follow-on public stock offering consisting of the sale of 1,437,500 shares of common stock, including the underwriters’ exercise of the over-allotment option, resulting in total net proceeds of approximately $16.2 million, after deducting underwriters’ commissions and offering costs.

At September 30, 2009, we had $48.1 million in cash and cash equivalents, marketable securities, and idle funds investments. During October 2008, we closed a $30 million multi-year investment line of credit. Due to our existing cash, cash equivalents, marketable securities and idle fund investments, and available leverage, we expect to have sufficient cash resources to support our investment and operational activities for the remainder of 2009 and through most of calendar year 2010. However, this projection will be impacted by, among other things, the pace of new and follow-on investments, debt repayments and investment redemptions, the level of cash flow from operations and cash flow from realized gains, and the level of dividends we pay in cash.

The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the “Stimulus Bill”) contains several provisions applicable to SBIC funds, including the Fund, our wholly owned subsidiary. One of the key SBIC-related provisions included in the Stimulus Bill increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available to affiliated SBIC funds, we now have access to incremental SBIC leverage to support our future investment activities. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, we will allocate such increased borrowing capacity between the Fund and Main Street Capital II, LP (“MSC II”), an independently owned SBIC that is managed by the Investment Manager and therefore deemed to be affiliated for SBIC regulatory purposes. For more discussion of MSC II, please refer below to the section titled “MSC II Exchange Offer”. Exclusive of the SBIC leverage available to MSC II, we estimate that we have access to at least $65 million of the additional SBIC leverage from the Stimulus Bill subject to the required capitalization of the Fund.

In our view, the SBIC leverage, including the increased capacity, remains a strategic advantage due to its long-term, flexible structure and a low fixed cost. The SBIC leverage also provides proper matching of duration and cost compared with our core portfolio investments. The weighted average duration of our core portfolio debt investments is approximately 3.1 years compared to a weighted average duration of 5.7 years for our SBIC leverage. Approximately 87% of core portfolio debt investments bear interest at fixed rates which is also appropriately matched by the long-term, low cost fixed rates available through our SBIC leverage. In addition, we believe the embedded value of our SBIC leverage would be significant if we adopted the fair value option provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 825, Financial Instruments, relating to accounting for debt obligations at their fair value.

MSC II Exchange Offer

On September 23, 2009, we commenced a formal offer to exchange (the “Offer”) shares of our common stock for at least a majority of the limited partner interests in MSC II. MSC II is an independently owned investment fund that operates as an SBIC and commenced operations in January 2006. MSC II has access to long-term, low-cost leverage through its participation in the SBIC program and is managed by the Investment Manager. The Offer is only being made for MSC II limited partner interests that are not owned by affiliates of Main Street, including any officers or directors of Main Street. Pursuant to the terms of the Offer, it is contemplated that the general partner of MSC II will also be assumed by us for no consideration. The Offer is subject to various conditions and approvals, including but not limited to approval by the U.S. Small Business Administration (“SBA”). The initial offer period expired on October 23, 2009 and approximately 78% of the total dollar value of the MSC II limited partner interests had made an election to participate in the Offer during the initial offer period. Since the required approval from SBA had not been received at the end of the initial offer period and certain other conditions had not been satisfied, the Offer was extended for an additional 30-day period to end on November 23, 2009. The maximum number of shares of Main Street common stock that may be issued pursuant to the Offer would total approximately 1.3 million shares. Owning a majority of MSC II will provide us with access to additional long-term leverage capacity through the SBIC program, and we currently project that consummation of the Offer will be accretive to our calendar year 2010 distributable net investment income per share.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

Our consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). For the three and nine months ended September 30, 2009 and 2008, the consolidated financial statements of Main Street include the accounts of MSCC, the Fund, MSEI and the General Partner. The Investment Manager is accounted for as a portfolio investment. “Marketable securities and idle funds investments” are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments. To allow for more relevant disclosure of our “core” investment portfolio, “core” portfolio investments, as used herein, refers to all of our portfolio investments excluding the Investment Manager and “Marketable securities and idle funds investments.” Main Street’s results of operations for the three and nine months ended September 30, 2009 and 2008, and cash flows for the nine months ended September 30, 2009 and 2008, and financial positions as of September 30, 2009 and December 31, 2008 are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its subsidiaries have been eliminated in consolidation.

The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements of Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of our management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim periods included herein.

The results of operations for the three and nine months ended September 30, 2009 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with our audited financial statements and notes thereto for the year ended December 31, 2008. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on our Statement of Operations until the investment is disposed of, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

Portfolio Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. As of September 30, 2009 and December 31, 2008, approximately 73% and 74%, respectively, of our total assets represented investments in portfolio companies valued at fair value (including the investment in the Investment Manager). We are required to report our investments at fair value. We adopted the provisions of ASC 820, Fair Value Measurements and Disclosures in the first quarter of 2008. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

Our core business plan calls for us to invest primarily in illiquid securities issued by private companies. These core portfolio investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of control investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

For valuation purposes, non-control investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. Market quotations for our non-control investments are generally not readily available. For our non-control investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt instruments. For non-control debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the debt security. A change in the assumptions that we use to estimate the fair value of our debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, we may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

Revenue Recognition

Interest and Dividend Income

We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

Fee Income

We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

Payment-in-Kind (“PIK”) Interest

While not significant to our total core debt investment portfolio, we currently hold several loans in our core portfolio that contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain regulated investment company (“RIC”) tax treatment (as discussed below), this non-cash source of income will need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest in cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectible.

Share-Based Compensation

We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

Income Taxes

MSCC has elected and intends to qualify for the tax treatment applicable to a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, among other things, intends to make the required distributions to our stockholders as specified therein. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

MSCC’s wholly owned subsidiary, MSEI, is a taxable entity which holds certain of our core portfolio investments. MSEI is consolidated for U.S. GAAP reporting purposes, and the core portfolio investments held by MSEI are included in our consolidated financial statements. The principal purpose of MSEI is to permit us to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of MSEI’s ownership of certain core portfolio investments. This income tax expense or benefit, if any, is reflected in our consolidated statement of operations.

MSEI uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

CORE PORTFOLIO COMPOSITION

Core portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held companies. The core debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In most portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

The Investment Manager is a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since it conducts a significant portion of its investment management activities outside of MSCC and its subsidiaries. To allow for more relevant disclosure of our core investment portfolio, our investment in the Investment Manager has been excluded from the tables and amounts set forth below.

Summaries of the composition of our core investment portfolio at cost and fair value as a percentage of total core portfolio investments are shown in the following table:

	September 30,	December 31,
Cost:	2009	2008

First lien debt	73.8%	76.2%
Equity	13.7%	11.0%
Second lien debt	6.8%	7.4%
Equity warrants	5.7%	5.4%

	100.0%	100.0%

	September 30,	December 31,
Fair Value:	2009	2008

First lien debt	61.0%	67.0%
Equity	19.8%	15.7%
Equity warrants	12.7%	10.2%
Second lien debt	6.5%	7.1%

	100.0%	100.0%

The following table shows the core portfolio composition by geographic region of the United States at cost and fair value as a percentage of total core portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

	September 30,	December 31,
Cost:	2009	2008

Southwest	49.7%	50.2%
West	30.9%	36.3%
Southeast	7.7%	5.1%
Midwest	6.8%	4.7%
Northeast	4.9%	3.7%

	100.0%	100.0%

	September 30,	December 31,
Fair Value:	2009	2008

Southwest	56.4%	56.0%
West	27.5%	31.1%
Midwest	6.5%	5.1%
Northeast	5.5%	3.7%
Southeast	4.1%	4.1%

	100.0%	100.0%

Main Street’s core portfolio investments are generally in lower middle-market companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street’s core portfolio by industry at cost and fair value as of September 30, 2009 and December 31, 2008:

	September 30,	December 31,
Cost:	2009	2008

Industrial equipment	10.7%	12.0%
Professional services	9.9%	4.1%
Precast concrete manufacturing	9.6%	11.3%
Custom wood products	8.6%	9.3%
Electronics manufacturing	6.8%	7.6%
Retail	6.7%	6.5%
Transportation/Logistics	6.5%	6.6%
Agricultural services	6.3%	8.3%
Restaurant	5.5%	6.1%
Industrial services	4.7%	0.5%
Mining and minerals	4.3%	4.8%
Manufacturing	4.0%	4.7%
Health care products	3.9%	5.8%
Health care services	3.8%	4.2%
Metal fabrication	2.5%	3.4%
Equipment rental	2.2%	2.1%
Governmental services	1.6%	0.0%
Infrastructure products	1.5%	1.7%
Information services	0.8%	0.9%
Distribution	0.1%	0.1%

	100.0%	100.0%

	September 30,	December 31,
Fair Value:	2009	2008

Precast concrete manufacturing	11.8%	13.7%
Professional services	10.3%	5.4%
Health care services	8.1%	6.1%
Agricultural services	8.0%	8.1%
Industrial services	6.8%	2.8%
Transportation/Logistics	6.7%	6.5%
Retail	6.6%	7.0%
Electronics manufacturing	6.4%	7.7%
Restaurant	6.3%	6.7%
Industrial equipment	6.1%	10.2%
Custom wood products	5.3%	6.8%
Metal fabrication	4.7%	4.3%
Health care products	3.9%	5.8%
Manufacturing	3.8%	5.1%
Equipment rental	2.2%	2.0%
Governmental services	1.8%	0.0%
Information services	0.6%	0.9%
Infrastructure products	0.3%	0.5%
Distribution	0.3%	0.4%

	100.0%	100.0%

Our core portfolio investments carry a number of risks including, but not limited to: (1) investing in lower middle-market companies which may have a limited operating history and financial resources; (2) holding investments that are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in private, lower middle-market companies.

CORE PORTFOLIO ASSET QUALITY

We utilize an internally developed investment rating system to rate the performance of each core portfolio company. Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds expectations and projections. Investment Rating 2 represents a portfolio company that, in general, is performing above expectations. Investment Rating 3 represents a portfolio company that is generally performing in accordance with expectations. Investment Rating 4 represents a portfolio company that is underperforming expectations. Investments with such a rating require increased Main Street monitoring and scrutiny. Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of Main Street monitoring and scrutiny and involve the recognition of significant unrealized depreciation on such investment. All new core portfolio investments receive an initial 3 rating.

The following table shows the distribution of our core investments on our 1 to 5 investment rating scale at fair value as of September 30, 2009 and December 31, 2008:

	September 30, 2009		December 31, 2008
Investment	Investments at	Percentage of	Investments at	Percentage of
Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio
	(Dollars in thousands)

1	$14,060	11.4%	$27,523	24.9%
2	56,420	45.7%	23,150	21.0%
3	42,009	34.0%	53,123	48.1%
4	9,753	7.9%	6,035	5.5%
5	1,217	1.0%	500	0.5%

Totals	$123,459	100.0%	$110,331	100.0%

Based upon our investment rating system, the weighted average rating of our core portfolio as of September 30, 2009 and December 31, 2008, was approximately 2.4. As of September 30, 2009, we had three investments on non-accrual status. These investments comprised approximately 2.6% of the core investment portfolio at fair value as of September 30, 2009. As of December 31, 2008, we had one investment on non-accrual status. This investment comprised approximately 0.5% of the core investment portfolio at fair value as of December 31, 2008.

In the event that the United States economy remains depressed, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced negative economic trends. We are seeing reduced operating results at several portfolio companies due to the general economic difficulties. We expect the trend of reduced operating results to continue into early 2010. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by these economic or other conditions, which could also have a negative impact on our future results.

Discussion and Analysis of Results of Operations

Comparison of three months ended September 30, 2009 and 2008

	Three Months Ended September 30,		Net Change
	2009	2008	Amount	%
	(Unaudited)
	(Dollars in millions)

Total investment income	$4.5	$4.4	$0.1	1%
Total expenses	(1.9)	(1.9)	—	(3)%

Net investment income	2.6	2.5	0.1	4%
Total net realized gain from investments	0.2	4.3	(4.1)	(96)%

Net realized income	2.8	6.8	(4.0)	(59)%
Net change in unrealized appreciation (depreciation) from investments	2.9	(4.1)	7.0	NM
Income tax benefit (provision)	1.3	—	1.3	NM

Net increase in net assets resulting from operations	$7.0	$2.7	$4.3	163%

	Three Months Ended September 30,		Net Change
	2009	2008	Amount	%
	(Unaudited)
	(Dollars in millions)

Net investment income	$2.6	$2.5	$0.1	4%
Share-based compensation expense	0.4	0.3	0.1	19%

Distributable net investment income(a)	3.0	2.8	0.2	5%
Total net realized gain from investments	0.2	4.3	(4.1)	(96)%

Distributable net realized income(a)	$3.2	$7.1	$(3.9)	(56)%

Distributable net investment income per share — Basic and diluted	$0.28	$0.31	$(0.03)	(9)%

Distributable net realized income per share — Basic and diluted	$0.30	$0.78	$(0.48)	(62)%

(a)	Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing Main Street’s financial performance. A reconciliation of net investment income and net realized income in accordance with GAAP to distributable net investment income and distributable net realized income is presented in the table above.

Investment Income

For the three months ended September 30, 2009, total investment income was $4.5 million, representing a 1% increase compared with the corresponding period of 2008. Total investment income for the third quarter of 2009 included higher interest income from marketable securities and idle funds investments, primarily offset by reduced levels of fee income. During the third quarter of 2009, Main Street received a $0.9 million special dividend on a portfolio company investment compared to approximately $1.0 million of dividend income in the corresponding period of 2008 on several portfolio company equity investments.

Expenses

For the three months ended September 30, 2009, expenses totaled $1.9 million, a 3% decrease over total expenses for the three months ended September 30, 2008. The decrease in total expenses was primarily attributable to a $0.1 million decrease in general, administrative and other overhead expenses, offset by a $0.1 million increase in share-based compensation expense related to non-cash amortization for restricted share grants. The reduction in general, administrative and overhead costs primarily related to (i) external consulting fees received by the affiliated Investment Manager during the third quarter of 2009 and (ii) reduced costs for certain legal and administrative activities based upon developing internal resources to perform such activities.

Distributable Net Investment Income

Distributable net investment income for the three months ended September 30, 2009 was $3.0 million, or a 5% increase, compared to distributable net investment income of $2.8 million during the three months ended September 30, 2008. The increase in distributable net investment income was primarily attributable to a higher level of investment income and lower general, administrative and overhead expenses. Distributable net investment income on a per share basis decreased to $0.28 per share in the third quarter of 2009 compared to $0.31 per share in the corresponding period of 2008 due to a greater number of average shares outstanding in the current period.

Net Investment Income

Net investment income for the three months ended September 30, 2009 was $2.6 million, or a 4% increase compared to net investment income for the corresponding period of 2008. The increase in net investment income was principally attributable to a higher level of total investment income and lower general, administrative and overhead expenses as discussed above.

Distributable Net Realized Income

For the three months ended September 30, 2009, distributable net realized income was $3.2 million, or a 56% decrease over the distributable net realized income of $7.1 million during the three months ended September 30, 2008. This comparable period decrease was primarily attributable to a higher level of third quarter 2008 net realized gain related to the exit of several portfolio company investments. The net realized gain for the three months ended September 30, 2009 principally related to $0.2 million in realized gain from marketable securities investments.

Net Realized Income

The lower net realized gain during the three months ended September 30, 2009 resulted in a $4.0 million, or 59%, decrease in net realized income for the third quarter of 2009 compared with the corresponding period in 2008.

Net Increase in Net Assets from Operations

During the three months ended September 30, 2009, we recorded a net change in unrealized appreciation in the amount of $2.9 million, or a $7.0 million increase, compared to the $4.1 million net change in unrealized depreciation for the three months ended September 30, 2008. The $2.9 million net change in unrealized appreciation for the three months ended September 30, 2009 was principally attributable to (i) unrealized appreciation on eleven investments in portfolio companies totaling $5.6 million, partially offset by unrealized depreciation on eight investments in portfolio companies totaling $2.7 million, (ii) unrealized appreciation of $0.4 million from marketable securities investments and (ii) $0.4 million in unrealized depreciation attributable to our investment in the affiliated Investment Manager. For the third quarter of 2009, we also recognized a net income tax benefit of $1.3 million principally related to deferred taxes on unrealized depreciation on certain portfolio investments held in our taxable subsidiary.

As a result of these events, our net increase in net assets resulting from operations during the three months ended September 30, 2009 was $7.0 million compared to a net increase in net assets resulting from operations of $2.7 million for the three months ended September 30, 2008.

Comparison of Nine months ended September 30, 2009 and 2008

	Nine Months Ended September 30,		Net Change
	2009	2008	Amount	%
	(Unaudited)
	(Dollars in millions)

Total investment income	$11.7	$12.6	$(0.9)	(8)%
Total expenses	(5.0)	(5.0)	—	(1)%

Net investment income	6.7	7.6	(0.9)	(12)%
Total net realized gain from investments	1.5	5.0	(3.5)	(71)%

Net realized income	8.2	12.6	(4.4)	(35)%
Net change in unrealized appreciation (depreciation) from investments	1.3	(4.6)	5.9	NM
Income tax benefit (provision)	0.8	2.3	(1.5)	(66)%

Net increase in net assets resulting from operations	$10.3	$10.3	$—	(1)%

	Nine Months Ended
	September 30,		Net Change
	2009	2008	Amount	%
	(Unaudited)
	(Dollars in millions)

Net investment income	$6.7	$7.6	$(0.9)	(12)%
Share-based compensation expense	0.8	0.3	0.5	143%

Distributable net investment income(a)	7.5	7.9	(0.4)	(6)%
Total net realized gain from investments	1.5	5.0	(3.5)	(71)%

Distributable net realized income(a)	$9.0	$12.9	$(3.9)	(31)%

Distributable net investment income per share — Basic and diluted	$0.77	$0.88	$(0.11)	(13)%

Distributable net realized income per share — Basic and diluted	$0.92	$1.43	$(0.51)	(35)%

(a)	Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing Main Street’s financial performance. A reconciliation of net investment income and net realized income in accordance with GAAP to distributable net investment income and distributable net realized income is presented in the table above.

Investment Income

For the nine months ended September 30, 2009, total investment income was $11.7 million, a $0.9 million, or 8%, decrease over the $12.6 million of total investment income for the nine months ended September 30, 2008. This comparable period decrease was principally attributable to (i) lower dividend income of $0.7 million due to certain portfolio companies retaining their excess cash flow as additional cushion given reduced economic visibility and lower near-term earnings expectations and (ii) reduced levels of fee income due to lower new investment originations; partially offset by higher interest income from marketable securities and idle funds investments on higher average levels of such investments.

Expenses

For the nine months ended September 30, 2009, expenses totaled $5.0 million, a 1% decrease, over the $5.0 million of total expenses for the nine months ended September 30, 2008. The decrease in total expenses was primarily attributable to a $0.6 million reduction in general, administrative and other overhead expenses. The reduction in general, administrative and overhead costs primarily related to (i) lower accrued compensation expense given lower investment income levels, (ii) consulting fees received by the affiliated Investment Manager during the first nine months of 2009 and (iii) reduced costs for certain legal and administrative activities based upon developing internal resources to perform such activities. The decrease in general, administrative and other overhead expenses was partially offset by (i) a $0.5 million increase in share-based compensation expense related to non-cash amortization for restricted share grants, and (ii) a $0.1 million increase in interest expense principally related to unused commitment and other fees from the $30 million investment credit facility entered into on October 24, 2008.

Distributable Net Investment Income

Distributable net investment income for the nine months ended September 30, 2009 was $7.5 million, or a 6% decrease, compared to distributable net investment income of $7.9 million during the nine months ended September 30, 2008. The decrease in distributable net investment income was primarily attributable to reduced levels of total investment income, partially offset by lower general, administrative and overhead expenses as discussed above.

Net Investment Income

Net investment income for the nine months ended September 30, 2009 was $6.7 million, or a 12% decrease, compared to net investment income of $7.6 million during the nine months ended September 30, 2008. The decrease in net investment income was principally attributable to the decrease in total investment income, partially offset by lower general, administrative and overhead expenses as discussed above.

Distributable Net Realized Income

For the nine months ended September 30, 2009, distributable net realized income was $9.0 million, or a 31% decrease, compared to distributable net realized income of $12.9 million for the nine months ended September 30, 2008. The decrease in distributable net realized income was primarily attributable to a higher level of net realized gain related to the exit of several portfolio company investments and the decrease in distributable net investment income. For the nine months ended September 30, 2009, the net realized gain from investments was $1.5 million compared to net realized gain of $5.0 million for the corresponding period in 2008. The net realized gain during the nine months ended September 30, 2009 principally included a $0.7 million realized gain related to the partial exit of our equity investments in one portfolio company and $0.6 million in net realized gains related to marketable securities investments.

Net Realized Income

The lower net investment income and the lower net realized gain for the nine months ended September 30, 2009, resulted in a $4.4 million, or 35%, decrease in the net realized income for the nine months ended September 30, 2009 compared with the corresponding period in 2008.

Net Increase in Net Assets from Operations

During the nine months ended September 30, 2009, we recorded a net change in unrealized appreciation in the amount of $1.3 million, or a $5.9 million increase, compared to the $4.6 million net change in unrealized depreciation for the nine months ended September 30, 2008. The $1.3 million net change in unrealized appreciation for the first nine months of 2009 was principally attributable to (i) $1.0 million in accounting reversals of net unrealized appreciation attributable to the total net realized gain on the exit of the portfolio equity investments and marketable securities investments discussed above, (ii) unrealized appreciation on thirteen investments in portfolio companies totaling $9.9 million, partially offset by unrealized depreciation on thirteen investments in portfolio companies totaling $7.6 million, (iii) $0.3 million in unrealized appreciation related to marketable securities investments and (iv) $0.3 million in unrealized depreciation attributable to our investment in the affiliated Investment Manager. For the first nine months of 2009, we also recognized a net income tax benefit of $0.8 million principally related to deferred taxes on unrealized depreciation on certain portfolio investments held in our taxable subsidiary.

As a result of these events, our net increase in net assets resulting from operations during the nine months ended September 30, 2009 was $10.3 million compared to a net increase in net assets resulting from operations of $10.3 million for the nine months ended September 30, 2008.

Liquidity and Capital Resources

Cash Flows

For the nine months ended September 30, 2009, we experienced a net decrease in cash and cash equivalents in the amount of $27.2 million. During that period, we generated $4.6 million of cash from our operating activities, primarily from distributable net investment income partially offset by (i) the semi-annual interest payments on our SBIC debentures, (ii) decreases in accounts payable, and (iii) non-cash interest and dividends. We used $37.8 million in net cash from investing activities, principally including the funding of $72.9 million for marketable securities and idle funds investments and the funding of $16.5 million for new core portfolio company investments, partially offset by $44.0 million of cash proceeds from the sale of marketable securities and idle funds investments and $7.6 million in cash proceeds from the repayment of core portfolio debt investments. During the first nine months of 2009, $6.1 million in cash was provided by financing activities, which principally consisted of $16.2 million in net cash proceeds from a public stock offering, partially offset by $8.5 million in cash dividends to stockholders and $1.6 million in purchases of shares of our common stock as part of our share repurchase program.

For the nine months ended September 30, 2008, we experienced a net increase in cash and cash equivalents in the amount of $5.0 million. During that period, we generated $7.1 million of cash from our operating activities, primarily from distributable net investment income partially offset by the semi-annual interest payments on our SBIC debentures. We also generated $7.7 million in net cash from investing activities, principally including proceeds from the maturity of a $24.1 million investment in idle funds investments, $10.7 million in cash proceeds from repayment of core portfolio debt investments and $7.4 million of cash proceeds from the redemption and sale of core portfolio equity investments, partially offset by the funding of new core portfolio investments and several smaller follow-on investments totaling $34.5 million. For the nine months ended September 30, 2008, we used $9.8 million in cash for financing activities, which principally consisted of cash dividends to stockholders.

Capital Resources

As of September 30, 2009, we had $48.1 million in cash and cash equivalents, marketable securities, and idle funds investments, and our net assets totaled $129.1 million, or $12.01 per share. In June 2009, we completed a follow-on public stock offering in which we sold 1,437,500 shares of common stock, including the underwriters’ exercise of the over-allotment option, at a price to the public of $12.10 per share, resulting in total net proceeds of approximately $16.2 million, after deducting underwriters’ commissions and offering costs.

On October 24, 2008, Main Street entered into a $30 million, three-year investment credit facility (the “Investment Facility”) with Branch Banking and Trust Company (“BB&T”) and Compass Bank, as lenders, and BB&T, as administrative agent for the lenders. The purpose of the Investment Facility is to provide additional liquidity in support of future investment and operational activities. The Investment Facility allows for an increase in the total size of the facility up to $75 million, subject to certain conditions, and has a maturity date of October 24, 2011. Borrowings under the Investment Facility bear interest, subject to Main Street’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Investment Facility. The Investment Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity of not less than 10% of the aggregate principal amount outstanding, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum tangible net worth. At September 30, 2009, Main Street had no borrowings outstanding under the Investment Facility, and Main Street was in compliance with all covenants of the Investment Facility.

Due to the Fund’s status as a licensed SBIC, we have the ability to issue, through the Fund, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximate the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On September 30, 2009, we, through the Fund, had $55 million of outstanding indebtedness guaranteed by the SBA, which carried an average fixed interest rate of approximately 5.8%. The first maturity related to the SBIC debentures does not occur until 2013, and the weighted average duration is 5.7 years as of September 30, 2009.

The Stimulus Bill contains several provisions applicable to SBIC funds, including the Fund, our wholly owned subsidiary. One of the key SBIC-related provisions included in the Stimulus Bill increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available to affiliated SBIC funds, we now have access to incremental SBIC leverage to support our future investment activities. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, we will allocate such increased borrowing capacity between the Fund and MSC II, an independently owned SBIC that is managed by the Investment Manager and therefore deemed to be affiliated for SBIC regulatory purposes. For more discussion of MSC II, please refer above to the section titled “MSC II Exchange Offer”. Exclusive of the SBIC leverage available to MSC II, we estimate that we have access to at least $65 million of the additional SBIC leverage from the Stimulus Bill subject to the required capitalization of the Fund.

Due to our existing cash and cash equivalents, marketable securities, and idle funds investments and the available borrowing capacity through both the SBIC program and the Investment Facility, we project that we will have sufficient liquidity to fund our investment and operational activities for the remainder of 2009 and through most of calendar year 2010. However, this projection will be impacted by, among other things, the pace of new and follow-on investments, debt repayments and investment redemptions, the level of cash flow from operations and cash flow from realized gains, and the level of dividends we pay in cash. We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of marketable securities, and idle funds investments, and a combination of future debt and equity capital.

We intend to generate additional cash from future offerings of securities, future borrowings, repayments or sales of investments, and cash flow from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the liquidation of marketable securities and idle funds investments. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

We periodically invest excess cash balances into marketable securities and idle funds investments. The investment objective of marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our core portfolio investment strategy. Marketable securities and idle funds investments generally consist of secured debt investments, certificates of deposit with financial institutions, and diversified bond funds. The composition of marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our marketable securities and idle funds investments, our outlook regarding future core portfolio investment needs, and any regulatory requirements applicable to Main Street.

If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our June 2009 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on the earlier of June 11, 2010 or the date of our 2010 annual meeting of stockholders. We would need approval of a similar proposal by our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received exemptive relief from the SEC that permits us to exclude SBA-guaranteed debt issued by the Fund from our asset coverage ratio, which, in turn, enables us to fund more investments with debt capital. Subsequent to consummation of the exchange offer for a majority of the limited partner interests in MSC II, we expect to seek similar relief to exclude SBA-guaranteed debt issued by MSC II from our asset coverage ratio.

On December 31, 2007, we entered into a treasury-based credit facility (the “Treasury Facility”) with Wachovia Bank, National Association and BB&T, as administrative agent for the lenders. The purpose of the Treasury Facility was to provide flexibility in the sizing of core portfolio investments and to facilitate the growth of our core investment portfolio. However, due to the maturation of our core investment portfolio and the additional flexibility provided by the Investment Facility, we unilaterally terminated the Treasury Facility on July 10, 2009 in order to eliminate the unused commitment fees that would have been paid under this facility over its remaining term.

Current Market Conditions

The broader economic fundamentals of the United States economy remain at depressed levels. Unemployment levels remain elevated and consumer fundamentals remain depressed, which has led to significant reductions in spending by both consumers and businesses.

Although we have been able to secure access to additional liquidity, including our recent public stock offering, the $30 million Investment Facility, and the increase in available leverage through the SBIC program as part of the Stimulus Bill, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

The deterioration in consumer confidence and a general reduction in spending by both consumers and businesses has had an adverse effect on a number of the industries in which some of our portfolio companies operate. The results of some of the lower middle-market companies like those in which we invest, may continue to experience deterioration, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in their defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced negative economic trends. We can provide no assurance that the performance of our portfolio companies will not be negatively impacted by economic or other conditions, which could have a negative impact on our future results.

Recently Issued Accounting Standards

In June 2008, the FASB amended ASC 260, Earnings Per Share with ASC 260-10-45-61A which addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”). ASC 260-10-45-61A is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented has been adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform to the amended provisions of ASC 260. Early application is not permitted. We have determined that shares of restricted stock granted to our employees and directors are participating securities prior to vesting. For the nine months ended September 30, 2009 and 2008, 292,058 and 255,645 shares, respectively, of non-vested restricted stock have been included in our basic and diluted EPS computations.

In October 2008, the FASB amended ASC 820 with ASC 820-10-35-15A, Financial Assets in a Market That Is Not Active , to provide an illustrative example of how to determine the fair value of a financial asset in an inactive market. ASC 820-10-35-15A does not change the fair value measurement principles previously set forth. Since adopting ASC 820 in January 2008, our practices for determining the fair value of our investment portfolio and financial instruments have been, and continue to be, consistent with the guidance provided in ASC 820-10-35-15A. Therefore, our adoption of the update did not affect our practices for determining the fair value of our investment portfolio and financial instruments, and our adoption did not have a material effect on our financial position or results of operations.

In April 2009, the FASB amended ASC 820 and ASC 825 with ASC 820-10-35, Subsequent Measurement, and ASC 825-10-65, Transition and Open Effective Date Information. Both amendments are effective for reporting periods ending on or after June 15, 2009. Since adopting ASC 820 and ASC 825 in January 2008, our practices for determining fair value and for disclosures about the fair value of our investment portfolio and financial instruments have been, and continue to be, consistent with the guidance provided in the amended pronouncements. Therefore, our adoption of these updates did not affect our practices for determining the fair value of our investment portfolio and financial instruments, and our adoption did not have a material effect on our financial position or results of operations.

In May 2009, the FASB amended ASC 855, Subsequent Events with ASC 855-10-50, Disclosure , which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC 855-10-50 includes a new required disclosure of the date through which an entity has evaluated subsequent events and is effective for interim periods or fiscal years ending after June 15, 2009. Our adoption of ASC 855-10-50 did not have a material effect on our financial position or results of operations.

In June 2009, the FASB issued ASC 105, Generally Accepted Accounting Principles , which became the single official source of authoritative, nongovernmental U.S. GAAP, other than rules and interpretive releases issued by the Securities and Exchange Commission. The Codification reorganized the literature and changed the naming mechanism by which topics are referenced. ASC 105 was effective for us during our interim period ended September 30, 2009. As required, references to pre-codification accounting literature have been changed throughout this prospectus supplement to appropriately reference the Codification. Our accounting policies and amounts presented in the financial statements were not impacted by this change.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in this prospectus supplement. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At September 30, 2009, we had two outstanding commitments to fund unused revolving loans for up to $900,000 in total.

Contractual Obligations

As of September 30, 2009, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

							2015 and
	Total	2010	2011	2012	2013	2014	thereafter

SBIC debentures payable	$55,000	$—	$—	$—	$4,000	$18,000	$33,000
Interest due on SBIC debentures	18,316	3,179	3,179	3,188	3,179	2,873	2,718

Total	$73,316	$3,179	$3,179	$3,188	$7,179	$20,873	$35,718

MSCC is obligated to make payments under a support services agreement with the Investment Manager. Subsequent to the completion of the Formation Transactions and the IPO, the Investment Manager is reimbursed for its excess cash expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II and other third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash expenses incurred by the Investment Manager, less the recurring management fees that the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement and any other fees received from third parties for providing external services.

Related Party Transactions

We co-invested with MSC II in several existing core portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among Main Street and MSC II had all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations. See “Prospectus Summary — Recent Developments — The Exchange Offer” for a discussion of the consummation of the Exchange Offer and related transactions.

As discussed further in Note D to the accompanying consolidated financials statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of Main Street. At September 30, 2009 and December 31, 2008, the Investment Manager had a receivable of $212,349 and $302,633, respectively, with MSCC related to cash expenses incurred by the Investment Manager required to support Main Street’s business.

INTERIM FINANCIAL STATEMENTS

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

	September 30,	December 31,
	2009	2008
	(Unaudited)

ASSETS
Investments at fair value:
Control investments (cost: $65,050,864 and $60,767,805 as of September 30, 2009 and December 31, 2008, respectively)	$69,722,443	$65,542,608
Affiliate investments (cost: $41,746,184 and $37,946,800 as of September 30, 2009 and December 31, 2008, respectively)	44,822,099	39,412,695
Non-Control/Non-Affiliate investments (cost: $9,886,824 and $6,245,405 as of September 30, 2009 and December 31, 2008, respectively)	8,914,181	5,375,886
Investment in affiliated Investment Manager (cost: $18,000,000 as of September 30, 2009 and December 31, 2008)	16,340,706	16,675,626

Total investments (cost: $134,683,872 and $122,960,010 as of September 30, 2009 and December 31, 2008, respectively)	139,799,429	127,006,815
Marketable securities and idle funds investments (cost: $39,498,257 and $4,218,704 as of September 30, 2009 and December 31, 2008, respectively)	39,912,232	4,389,795
Cash and cash equivalents	8,216,699	35,374,826
Deferred tax asset	1,186,108	1,121,681
Other assets	1,095,078	1,100,922
Deferred financing costs (net of accumulated amortization of $982,066 and $956,037 as of September 30, 2009 and December 31, 2008, respectively)	1,420,726	1,635,238

Total assets	$191,630,272	$170,629,277

LIABILITIES
SBIC debentures	$55,000,000	$55,000,000
Marketable securities settlement liability	5,773,480	—
Interest payable	289,730	1,108,193
Dividend payable	1,343,701	726,464
Accounts payable and other liabilities	160,536	1,438,564

Total liabilities	62,567,447	58,273,221
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 10,749,640 and 9,206,483 issued and outstanding as of September 30, 2009 and December 31, 2008, respectively)	107,496	92,065
Additional paid-in capital	121,886,302	104,467,740
Undistributed net realized income	830,071	3,658,495
Net unrealized appreciation from investments, net of income taxes	6,238,956	4,137,756

Total net assets	129,062,825	112,356,056

Total liabilities and net assets	$191,630,272	$170,629,277

NET ASSET VALUE PER SHARE	$12.01	$12.20

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations
(Unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$2,519,354	$2,861,564	$6,353,175	$7,436,174
Affiliate investments	1,022,440	1,037,464	3,357,997	3,146,326
Non-Control/Non-Affiliate investments	272,703	320,976	668,876	1,220,166

Total interest, fee and dividend income	3,814,497	4,220,004	10,380,048	11,802,666
Interest from marketable securities, idle funds and other	687,101	237,320	1,314,045	858,935

Total investment income	4,501,598	4,457,324	11,694,093	12,661,601
EXPENSES:
Interest	(957,413)	(930,332)	(2,830,325)	(2,734,174)
General and administrative	(317,141)	(406,277)	(1,061,928)	(1,271,338)
Expenses reimbursed to affiliated Investment Manager	(226,237)	(275,039)	(306,175)	(719,777)
Share-based compensation	(375,766)	(315,726)	(767,218)	(315,726)

Total expenses	(1,876,557)	(1,927,374)	(4,965,646)	(5,041,015)

NET INVESTMENT INCOME	2,625,041	2,529,950	6,728,447	7,620,586
NET REALIZED GAIN FROM INVESTMENTS:
Control investments	—	4,320,213	865,651	4,320,213
Affiliate investments	—	—	—	710,404
Non-Control/Non-Affiliate investments	158,340	—	613,183	—

Total net realized gain from investments	158,340	4,320,213	1,478,834	5,030,617

NET REALIZED INCOME	2,783,381	6,850,163	8,207,281	12,651,203
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS:
Control investments	1,043,776	(4,557,143)	(103,224)	(3,672,439)
Affiliate investments	1,711,494	840,429	1,610,021	(100,523)
Non-Control/Non-Affiliate investments	516,278	(165,531)	139,759	(106,765)
Investment in affiliated Investment Manager	(390,238)	(239,844)	(334,920)	(704,306)

Total net change in unrealized appreciation (depreciation) from investments	2,881,310	(4,122,089)	1,311,636	(4,584,033)

Income tax (provision) benefit	1,372,451	(54,371)	789,564	2,297,265

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,037,142	$2,673,703	$10,308,481	$10,364,435

NET INVESTMENT INCOME PER SHARE — BASIC AND DILUTED	$0.25	$0.27	$0.69	$0.84

NET REALIZED INCOME PER SHARE — BASIC AND DILUTED	$0.26	$0.74	$0.84	$1.40

DIVIDENDS PAID PER SHARE	$0.38	$0.36	$1.13	$1.05

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE — BASIC AND DILUTED	$0.66	$0.29	$1.05	$1.15

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC AND DILUTED	10,701,603	9,228,630	9,788,226	9,050,010

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets
(Unaudited)

					Net Unrealized
					Appreciation from
	Common Stock		Additional	Undistributed	Investments,	Total
	Number	Par	Paid-In	Net Realized	Net of Income	Net
	of Shares	Value	Capital	Income	Taxes	Assets

Balances at December 31, 2007	8,959,718	$89,597	$104,076,033	$6,067,131	$4,916,447	$115,149,208
Issuance of restricted stock	265,645	2,657	(2,657)	—	—	—
Dividend reinvestment	15,820	158	213,570	—	—	213,728
Share-based compensation	—	—	315,726	—	—	315,726
Dividends to stockholders	—	—	—	(10,625,278)	—	(10,625,278)
Net increase resulting from operations	—	—	—	12,651,203	(2,286,768)	10,364,435

Balances at September 30, 2008	9,241,183	$92,412	$104,602,672	$8,093,056	$2,629,679	$115,417,819

Balances at December 31, 2008	9,206,483	$92,065	$104,467,740	$3,658,495	$4,137,756	$112,356,056
Dividend reinvestment	178,780	1,787	2,343,329	—	—	2,345,116
Public offering of common stock, net of offering costs	1,437,500	14,375	16,176,533	—	—	16,190,908
Share repurchase program	(164,544)	(1,645)	(1,615,461)	—	—	(1,617,106)
Issuance of restricted stock	107,824	1,078	(1,078)	—	—	—
Share-based compensation	—	—	767,218	—	—	767,218
Common stock withheld for payroll taxes on restricted stock	(16,403)	(164)	(251,979)	—	—	(252,143)
Dividends to stockholders	—	—	—	(11,035,705)	—	(11,035,705)
Net increase resulting from operations	—	—	—	8,207,281	2,101,200	10,308,481

Balances at September 30, 2009	10,749,640	$107,496	$121,886,302	$830,071	$6,238,956	$129,062,825

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months
	Ended September 30,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations:	$10,308,481	$10,364,435
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation from investments	(1,311,636)	4,584,033
Net realized gain from investments	(1,478,834)	(5,030,617)
Accretion of unearned income	(457,835)	(886,902)
Net payment-in-kind interest accrual	(458,738)	(258,573)
Share-based compensation expense	767,218	315,726
Amortization of deferred financing costs	324,935	229,220
Deferred taxes	(64,427)	(2,787,364)
Other	(732,326)	432,966
Changes in other assets and liabilities:
Other assets	(247,416)	696,774
Interest payable	(818,463)	(763,026)
Accounts payable and other liabilities	(1,278,820)	198,850

Net cash provided by operating activities	4,552,139	7,095,522
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(16,540,965)	(34,485,324)
Investments in marketable securities and idle funds investments	(72,925,566)	—
Proceeds from marketable securities and idle funds investments	44,036,959	24,063,261
Principal payments received on loans and debt securities	7,580,630	10,691,302
Proceeds from sale of equity securities and related notes	—	7,409,464

Net cash provided by (used in) investing activities	(37,848,942)	7,678,703
CASH FLOWS FROM FINANCING ACTIVITIES
Share repurchase program	(1,617,106)	—
Proceeds from public offering of common stock, net of offering costs	16,190,908	—
Dividends paid to stockholders	(8,472,560)	(9,289,608)
Net change in DRIP deposit	400,000	(500,000)
Common stock withheld for payroll taxes on restricted stock	(252,143)	—
Payment of deferred loan costs and SBIC debenture fees	(110,423)	(31,394)

Net cash provided by (used in) financing activities	6,138,676	(9,821,002)

Net increase (decrease) in cash and cash equivalents	(27,158,127)	4,953,223
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	35,374,826	41,889,324

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$8,216,699	$46,842,547

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments(3)

Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity — April 20, 2011)		$2,625,000	$2,610,188	$2,625,000
Member Units(7) (Fully diluted 42.3%)			41,837	1,390,000

			2,652,025	4,015,000

CBT Nuggets, LLC	Produces and Sells IT
14% Secured Debt (Maturity — December 31, 2013)	Certification Training	1,680,000	1,652,732	1,680,000
10% Secured Debt (Maturity — March 31, 2012)	Videos	915,000	915,000	915,000
10% Secured Debt (Maturity — March 31, 2010)		60,000	60,000	60,000
Member Units(7) (Fully diluted 24.5%)			299,520	1,390,000

			2,927,252	4,045,000

Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	2,400,000	2,376,126	2,376,126
Member Units (Fully diluted 42.0%)			1,200,000	1,110,000
Class B Member Units (Non-voting)			157,502	157,502

			3,733,628	3,643,628

Condit Exhibits, LLC	Tradeshow Exhibits/ Custom
13% current / 5% PIK Secured Debt (Maturity — July 1, 2013)	Displays	2,473,846	2,442,974	2,442,974
Warrants (Fully diluted 28.1%)			300,000	30,000

			2,742,974	2,472,974

Gulf Manufacturing, LLC	Industrial Metal Fabrication
Prime plus 1% Secured Debt (Maturity — August 31, 2012)		1,200,000	1,192,532	1,200,000
13% Secured Debt (Maturity — August 31, 2012)		1,200,000	1,119,507	1,180,000
Member Units(7) (Fully diluted 18.4%)			472,000	2,360,000
Warrants (Fully diluted 8.4%)			160,000	1,080,000

			2,944,039	5,820,000

Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
13% Secured Debt (Maturity — January 31, 2011)		825,000	812,054	812,054
Member Units(7) (Fully diluted 44.4%)			412,500	840,000

			1,224,554	1,652,054

Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		2,995,244	2,953,861	2,953,861
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		350,000	337,667	337,667
Member Units (Fully diluted 85.1%)			4,100,000	6,620,000

			7,391,528	9,911,528

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,044,000	1,034,207	1,046,167
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,051,235	1,037,520	1,053,834
Member Units(7) (Fully diluted 24.3%)			376,000	290,000

			2,447,727	2,390,001

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

NAPCO Precast, LLC	Precast Concrete
18% Secured Debt (Maturity — February 1, 2013)	Manufacturing	5,923,077	5,832,742	5,923,076
Prime Plus 2% Secured Debt (Maturity — February 1, 2013)(8)		3,384,615	3,360,369	3,384,616
Member Units(7) (Fully diluted 35.3%)			2,020,000	5,120,000

			11,213,111	14,427,692

OMi Holdings, Inc.	Manufacturer of Overhead
12% Secured Debt (Maturity — April 1, 2013)	Cranes	6,342,000	6,295,703	6,295,703
Common Stock (Fully diluted 28.8%)			900,000	390,000

			7,195,703	6,685,703

Quest Design & Production, LLC	Design and Fabrication of
Prime plus 2% Secured Debt (Maturity — June 30, 2014)	Custom Display Systems	60,000	60,000	60,000
10% Secured Debt (Maturity — June 30, 2014)		600,000	465,060	600,000
0% Secured Debt (Maturity — June 30, 2014)		2,060,000	2,060,000	1,460,000
Warrants (Fully diluted 40.0%)			1,595,858	—
Warrants (Fully diluted 20.0%)			40,000	—

			4,220,918	2,120,000

Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration	3,302,750	3,257,974	3,257,974
13% current / 5% PIK Secured Debt (Maturity — September 25, 2014)	Products and Services	1,050,000	1,043,199	1,043,199
Prime plus 2% Secured Debt (Maturity — September 25, 2014)(8)			600,000	600,000

Warrants (Fully diluted 30.0%)			4,901,173	4,901,173

Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 17, 2012)(8)	and Shoring Equipment	841,750	836,196	836,196
13% current / 5% PIK Secured Debt (Maturity — August 17, 2012)		3,377,176	3,332,000	21,262
Member Units (Fully diluted 18.9%)			992,063	—

			5,160,259	857,458

Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 39.6%)			905,743	1,390,000

Ziegler’s NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(8)		600,000	594,990	594,990
13% current / 5% PIK Secured Debt (Maturity — October 1, 2013)		2,808,544	2,774,151	2,774,151
Warrants (Fully diluted 28.6%)			360,000	360,000

			3,729,141	3,729,141
Other			1,661,089	1,661,091

Subtotal Control Investments			65,050,864	69,722,443

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Affiliate Investments(4)

Advantage Millwork Company, Inc.	Manufacturer/Distributor of
12% Secured Debt (Maturity — February 5, 2012)	Wood Doors	3,066,667	2,970,656	1,940,000
Warrants (Fully diluted 12.2%)			97,808	—

			3,068,464	1,940,000

American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)(8)	Industrial Sensors	3,800,000	3,800,000	3,800,000
Warrants (Fully diluted 19.6%)			49,990	820,000

			3,849,990	4,620,000

Carlton Global Resources, LLC	Processor of Industrial
13% PIK Secured Debt (Maturity — November 15, 2011)	Minerals	4,791,944	4,655,836	—
Member Units (Fully diluted 8.5%)			400,000	—

			5,055,836	—

California Healthcare Medical Billing, Inc.	Healthcare Billing and Records
12% Secured Debt (Maturity — October 17, 2013)	Management	1,410,000	1,172,593	1,275,100
Common Stock (Fully diluted 6.0%)			390,000	750,000
Warrants (Fully diluted 12.0%)			240,000	1,130,000

			1,802,593	3,155,100

Compact Power Equipment Centers, LLC	Light to Medium Duty
12% Secured Debt (Maturity — September 23, 2014)	Equipment Rental	317,647	322,261	322,261
Member Units (Fully diluted 6.9%)			688	688

			322,949	322,949

Houston Plating & Coatings, LLC	Plating & Industrial Coating
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Services	100,000	100,000	100,000
Prime plus 2% Secured Debt (Maturity — July 18, 2013)		200,000	200,000	200,000
Member Units(7) (Fully diluted 11.1%)			335,000	3,165,000

			635,000	3,465,000

Indianapolis Aviation Partners, LLC	FBO / Aviation Support
12% Secured Debt (Maturity — September 15, 2014)	Services	2,820,000	2,543,661	2,543,661
Warrants (Fully diluted 18.1%)			677,571	677,571

			3,221,232	3,221,232

KBK Industries, LLC	Specialty Manufacturer of
14% Secured Debt (Maturity — January 23, 2011)	Oilfield and Industrial	3,937,500	3,836,369	3,836,369
8% Secured Debt (Maturity — March 1, 2010)	Products	187,500	187,500	187,500
8% Secured Debt (Maturity — March 31, 2010)		450,000	450,000	450,000
Member Units(7) (Fully diluted 14.5%)			187,500	270,000

			4,661,369	4,743,869

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Laurus Healthcare, LP	Healthcare Facilities / Services
13% Secured Debt (Maturity — May 7, 2012)		2,275,000	2,275,000	2,275,000
Warrants (Fully diluted 17.5%)			105,000	4,400,000

			2,380,000	6,675,000

National Trench Safety, LLC	Trench & Traffic Safety
10% PIK Debt (Maturity — April 16, 2014)	Equipment	435,966	435,968	435,968
Member Units (Fully diluted 11.7%)			1,792,308	1,910,000

			2,228,276	2,345,968

Olympus Building Services, Inc.	Custodial/Facilities Services
12% Secured Debt (Maturity — March 27, 2014)		1,890,000	1,720,176	1,830,000
Warrants (Fully diluted 13.5%)			150,000	400,000

			1,870,176	2,230,000

Pulse Systems, LLC	Manufacturer of Components
Warrants (Fully diluted 7.4%)	for Medical Devices		132,856	450,000

Schneider Sales Management, LLC	Sales Consulting and Training
13% Secured Debt (Maturity — October 15, 2013)		1,980,000	1,925,206	1,925,206
Warrants (Fully diluted 12.0%)			45,000	—

			1,970,206	1,925,206

Vision Interests, Inc.	Manufacturer/ Installer of
13% Secured Debt (Maturity — June 5, 2012)	Commercial Signage	3,760,000	3,610,831	3,220,000
Common Stock (Fully diluted 8.9%)			372,000	—
Warrants (Fully diluted 11.2%)			160,000	—

			4,142,831	3,220,000

Walden Smokey Point, Inc.	Specialty Transportation/
14% current / 4% PIK Secured Debt (Maturity—	Logistics
December 30, 2013)		4,946,133	4,863,137	4,863,137
Common Stock (Fully diluted 7.6%)			600,000	900,000

			5,463,137	5,763,137

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — April 22, 2011)	Information Services	646,225	644,638	644,638
Common Stock (Fully diluted 9.9%)			296,631	100,000

			941,269	744,638

Subtotal Affiliate Investments			41,746,184	44,822,099

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Non-Control/Non-Affiliate Investments(5):

Audio Messaging Solutions, LLC	Audio Messaging Services
12% Secured Debt (Maturity — May 8, 2014)		3,410,400	3,167,029	3,167,029
Warrants (Fully diluted 5.0%)			215,040	380,000

			3,382,069	3,547,029

East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 3.3%)			130,000	370,000

Hayden Acquisition, LLC	Manufacturer of Utility
8% Secured Debt (Maturity — August 9, 2010)	Structures	1,800,000	1,781,303	360,000

Support Systems Homes, Inc.	Manages Substance Abuse
15% Secured Debt (Maturity — August 21, 2018)	Treatment Centers	226,461	226,461	226,461

Technical Innovations, LLC	Manufacturer of Specialty
7% Secured Debt (Maturity — November 30, 2009)	Cutting Tools and Punches	1,060,000	1,059,411	1,059,411
13.5% Secured Debt (Maturity — January 16, 2015)		3,350,000	3,307,580	3,351,280

			4,366,991	4,410,691

Subtotal Non-Control/Non- Affiliate Investments			9,886,824	8,914,181

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			18,000,000	16,340,706

Total Portfolio Investments, September 30, 2009			$134,683,872	$139,799,429

Marketable Securities and Idle Funds Investments	Investments in Secured Debt
Barclays Capital High Yield Bond Fund	Investments, Certificates of	$5,773,480	$5,773,480	$5,773,480
Western Refining Inc. Secured Term Loan 8.25%	Deposit, and Diversified
(Maturity — May 30, 2014)	Bond Funds	1,790,126	1,741,516	1,741,516
Booz Allen Hamilton Inc. Secured Term Loan 7.5% (Maturity — July 31, 2015)		1,980,000	1,989,577	1,989,577
WM Wrigley Jr. Company Secured Term Loan 6.5% (Maturity — October 6, 2014)		3,898,735	3,921,421	3,921,421
Life Technologies Corporation Secured Term Loan 5.25% (Maturity — November 23, 2015)		2,389,447	2,395,278	2,395,278
Ashland Inc. Secured Term Loan 7.65% (Maturity — May 13, 2014)		1,917,948	1,958,023	1,958,023
Managed Healthcare Associates, Inc. Secured Term Loan 3.52% (Maturity — August 1, 2014)		2,000,000	1,441,465	1,600,000
Pharmanet Development Group, Inc. Secured Term Loan 10.0% (Maturity — May 29, 2014)		987,500	948,506	948,506
Pharmanet Development Group, Inc. Secured Revolving Loan 10.0% (Maturity — May 29, 2014)		5,415,000	5,147,669	5,147,669
Apria Healthcare Group Inc. Senior Secured Notes 11.25% (Maturity — November 1, 2014)		7,340,560	7,340,560	7,596,000

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

1.65% Certificate of Deposit (Maturity — October 5, 2009)		2,500,000	2,500,000	2,500,000
1.50% Certificate of Deposit (Maturity — October 24, 2009)		2,500,000	2,500,000	2,500,000
1.65% Certificate of Deposit (Maturity — November 28, 2009)		1,000,000	1,000,000	1,000,000
Other Marketable Securities		1,289,000	840,762	840,762

			$39,498,257	$39,912,232

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

(8)	Subject to contractual minimum interest rates.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments(3)

Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity — April 20, 2011)		$2,750,000	$2,728,113	$2,750,000
Member Units(7) (Fully diluted 42.3%)			41,837	1,000,000

			2,769,950	3,750,000

CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity — June 1, 2011)	IT Certification	1,680,000	1,642,518	1,680,000
10% Secured Debt (Maturity — December 31, 2009)	Training Videos	150,000	150,000	150,000
Member Units(7) (Fully diluted 29.1%)			432,000	1,625,000
Warrants (Fully diluted 10.5%)			72,000	500,000

			2,296,518	3,955,000

Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	2,400,000	2,372,601	2,372,601
Member Units (Fully diluted 42.0%)			1,200,000	1,300,000

			3,572,601	3,672,601

Condit Exhibits, LLC	Tradeshow Exhibits/
13% current / 5% PIK Secured Debt (Maturity — July 1, 2013)	Custom Displays	2,308,073	2,273,194	2,273,194
Warrants (Fully diluted 28.1%)			300,000	300,000

			2,573,194	2,573,194

Gulf Manufacturing, LLC	Industrial Metal Fabrication
Prime plus 1% Secured Debt (Maturity — August 31, 2012)		1,200,000	1,190,764	1,200,000
13% Secured Debt (Maturity — August 31, 2012)		1,900,000	1,747,777	1,880,000
Member Units(7) (Fully diluted 18.6%)			472,000	1,100,000
Warrants (Fully diluted 8.4%)			160,000	550,000

			3,570,541	4,730,000

Hawthorne Customs & Dispatch Services, LLC	Transportation/Logistics
13% Secured Debt (Maturity — January 31, 2011)		1,200,000	1,171,988	1,171,988
Member Units(7) (Fully diluted 27.8%)			375,000	435,000
Warrants (Fully diluted 16.5%)			37,500	230,000

			1,584,488	1,836,988

Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		5,400,000	5,311,329	5,311,329
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		1,595,244	1,579,911	1,579,911
Member Units (Fully diluted 60%)			1,800,000	2,050,000

			8,691,240	8,941,240

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,044,000	1,030,957	1,044,000
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,004,591	986,980	1,004,591
Member Units(7) (Fully diluted 24.3%)			376,000	380,000

			2,393,937	2,428,591

NAPCO Precast, LLC	Precast Concrete Manufacturing
18% Secured Debt (Maturity — February 1, 2013)		6,461,538	6,348,011	6,461,538
Prime Plus 2% Secured Debt (Maturity — February 1, 2013)(8)		3,692,308	3,660,945	3,692,308
Member Units(7) (Fully diluted 36.1%)			2,000,000	5,100,000

			12,008,956	15,253,846

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

OMi Holdings, Inc.	Manufacturer of
12% Secured Debt (Maturity — April 1, 2013)	Overhead Cranes	6,660,000	6,603,400	6,603,400
Common Stock (Fully diluted 28.8%)			900,000	570,000

			7,503,400	7,173,400

Quest Design & Production, LLC	Design and Fabrication
10% Secured Debt (Maturity — June 30, 2013)	of Custom Display Systems	600,000	465,060	600,000
0% Secured Debt (Maturity — June 30, 2013)		2,000,000	2,000,000	1,400,000
Warrants (Fully diluted 40.0%)			1,595,858	—
Warrants (Fully diluted 20.0%)			40,000	—

			4,100,918	2,000,000

Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 17, 2012)(8)	and Shoring Equipment	881,833	875,072	875,072
13% current / 5% PIK Secured Debt (Maturity — August 17, 2012)		3,362,698	3,311,508	3,160,000
Member Units (Fully diluted 18.4%)			992,063	—

			5,178,643	4,035,072

Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 39.6%)			905,743	1,575,000

Ziegler’s NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(8)		600,000	594,239	594,239
13% current / 5% PIK Secured Debt (Maturity — October 1, 2013)		2,704,262	2,663,437	2,663,437
Warrants (Fully diluted 28.6%)			360,000	360,000

			3,617,676	3,617,676

Subtotal Control Investments			60,767,805	65,542,608

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Affiliate Investments(4)
Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	3,066,667	2,955,442	2,955,442
Warrants (Fully diluted 12.2%)			97,808	—

American Sensor Technologies, Inc.	Manufacturer of Commercial/		3,053,250	2,955,442
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)(8)	Industrial Sensors	3,800,000	3,800,000	3,800,000
Warrants (Fully diluted 20.0%)			50,000	250,000

			3,850,000	4,050,000
Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	4,791,944	4,655,836	—
Member Units (Fully diluted 8.5%)			400,000	—

			5,055,836	—
California Healthcare Medical Billing, Inc.	Healthcare
12% Secured Debt (Maturity — October 17, 2013)	Services	1,410,000	1,141,706	1,141,706
Common Stock (Fully diluted 6%)			390,000	390,000
Warrants (Fully diluted 12%)			240,000	240,000

Houston Plating & Coatings, LLC	Plating & Industrial		1,771,706	1,771,706
Prime plus 2% Secured Debt (Maturity — July 18, 2013)	Coating Services	300,000	300,000	300,000
Member Units(7) (Fully diluted 11.1%)			210,000	2,750,000

KBK Industries, LLC	Specialty Manufacturer		510,000	3,050,000
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,787,758	3,937,500
8% Secured Debt (Maturity — March 1, 2010)	Industrial Products	468,750	468,750	468,750
8% Secured Debt (Maturity — March 31, 2009)		450,000	450,000	450,000
Member Units(7) (Fully diluted 14.5%)			187,500	775,000

Laurus Healthcare, LP	Healthcare Facilities		4,894,008	5,631,250
13% Secured Debt (Maturity — May 7, 2009)		2,275,000	2,259,664	2,275,000
Warrants (Fully diluted 17.5%)			105,000	2,500,000

National Trench Safety, LLC	Trench & Traffic		2,364,664	4,775,000
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	404,256	404,256	404,256
Member Units (Fully diluted 11.7%)			1,792,308	1,792,308

Pulse Systems, LLC	Manufacturer of		2,196,564	2,196,564
14% Secured Debt (Maturity — June 1, 2009)	Components for	1,831,274	1,819,464	1,831,274
Warrants (Fully diluted 7.4%)	Medical Devices		132,856	450,000

Schneider Sales Management, LLC	Sales Consulting		1,952,320	2,281,274
13% Secured Debt (Maturity — October 15, 2013)	and Training	1,980,000	1,909,972	1,909,972
Warrants (Fully diluted 12.0%)			45,000	45,000

Vision Interests, Inc.	Manufacturer/		1,954,972	1,954,972
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	3,760,000	3,579,117	3,579,117
Common Stock (Fully diluted 8.9%)	Signage		372,000	420,000
Warrants (Fully diluted 11.2%)			160,000	420,000

			4,111,117	4,419,117
Walden Smokey Point, Inc.	Specialty Transportation/
14% current / 4% PIK Secured Debt (Maturity — December 30, 2013)	Logistics	4,800,533	4,704,533	4,704,533
Common Stock (Fully diluted 7.6%)			600,000	600,000

			5,304,533	5,304,533
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	646,225	631,199	640,000
Common Stock (Fully diluted 9.9%)			296,631	382,837

			927,830	1,022,837

Subtotal Affiliate Investments			37,946,800	39,412,695

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Non-Control/Non-Affiliate Investments(5):
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 3.3%)			130,000	490,000

Hayden Acquisition, LLC	Manufacturer of
8% Secured Debt (Maturity — March 9, 2009)	Utility Structures	1,800,000	1,781,303	500,000

Support Systems Homes, Inc.	Manages Substance
15% Secured Debt (Maturity — August 21, 2018)	Abuse Treatment Centers	226,589	226,589	226,589

Technical Innovations, LLC	Manufacturer of Specialty
7% Secured Debt (Maturity — August 31, 2009)	Cutting Tools and Punches	416,364	409,297	409,297
13.5% Secured Debt (Maturity — January 16, 2015)		3,750,000	3,698,216	3,750,000

			4,107,513	4,159,297

Subtotal Non-Control/Non- Affiliate Investments			6,245,405	5,375,886

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			18,000,000	16,675,626

Total Portfolio Investments, December 31, 2008			$122,960,010	$127,006,815

Idle Funds Investments	Investments in
8.3% General Electric Capital Corporate Bond	Debt Investments and
(Maturity — September 20, 2009)	Diversified Bond Funds	$1,218,704	$1,218,704	$1,218,704
4.50% National City Bank Bond (Maturity — March 15, 2010)		1,000,000	1,000,000	1,000,000
Vanguard High-Yield Corp Fund Admiral Shares		1,000,000	1,000,000	1,086,514
Vanguard Long-Term Investment-Grade Fund Admiral Shares		1,000,000	1,000,000	1,084,577

			$4,218,704	$4,389,795

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”), as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

(8)	Subject to contractual minimum interest rates.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements
(Unaudited)

NOTE A — ORGANIZATION AND BASIS OF PRESENTATION

1.	Organization

Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” The term “Main Street” refers to the Fund and the General Partner prior to the IPO and to MSCC and its subsidiaries, including the Fund and the General Partner, subsequent to the IPO.

Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was formed as a wholly owned consolidated subsidiary of MSCC. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income.

2.	Basis of Presentation

Main Street’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). For the three and nine months ended September 30, 2009 and 2008, the consolidated financial statements of Main Street include the accounts of MSCC, the Fund, MSEI and the General Partner. The Investment Manager is accounted for as a portfolio investment (see Note D). “Marketable securities and idle funds investments” are classified as financial instruments and are reported separately on Main Street’s Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (See Note B.9). To allow for more relevant disclosure of Main Street’s “core” investment portfolio, “core” portfolio investments, as used herein, refers to all of Main Street’s portfolio investments excluding the Investment Manager and all “Marketable securities and idle funds investments.” Main Street’s results of operations for the three and nine months ended September 30, 2009 and 2008, and cash flows for the nine months ended September 30, 2009 and 2008, and financial position as of September 30, 2009 and December 31, 2008, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including the reclassification of MSCC shares of common stock repurchased under Main Street’s share repurchase plan, which were formerly classified as treasury stock and are now reflected as a reduction of common stock and additional paid in capital in accordance with Maryland law.

The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and nine months ended September 30, 2009 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2008. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and

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Notes to Consolidated Financial Statements — (Continued)

accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street’s portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on the Statement of Operations until the investment is disposed of, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

Portfolio Investment Classification

Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which Main Street owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control investments nor Affiliate investments. The “Investment in affiliated Investment Manager” represents Main Street’s investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.	Valuation of Portfolio Investments

Main Street accounts for its core portfolio investments and the Investment Manager at fair value. As a result, Main Street adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 820, Fair Value Measurements and Disclosures, in the first quarter of 2008. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its core portfolio debt investments principally using a yield-to-maturity model. Prior to the adoption of ASC 820, Main Street reported unearned income as a single line item on the consolidated balance sheets and consolidated schedule of investments. Unearned income is no longer reported as a separate line item and is now part of the investment portfolio cost and fair value on the consolidated balance sheets and the consolidated schedule of investments. This change in presentation had no impact on the overall net cost or fair value of Main Street’s investment portfolio and had no impact on Main Street’s financial position or results of operations.

Main Street’s core business plan calls for it to invest primarily in illiquid securities issued by private companies. These core investments may be subject to restrictions on resale and will generally have no established trading market. As a result, Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street reviews external events, including

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. Main Street’s valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, control investments are composed of equity and debt securities for which Main Street has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for Main Street’s control investments. As a result, Main Street determines the fair value of control investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company’s historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street’s control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street’s ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

For valuation purposes, non-control investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. Market quotations for Main Street’s non-control investments are generally not readily available. For Main Street’s non-control investments, Main Street uses a combination of market and income approaches to value its equity investments and the income approach to value its debt instruments. For non-control debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street’s estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street’s general intent to hold its loans to maturity, the fair value will not exceed the face amount of the debt security. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, Main Street may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, Main Street’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

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Notes to Consolidated Financial Statements — (Continued)

Main Street uses a standard investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held. Each quarter, Main Street estimates the fair value of each portfolio investment, and the Board of Directors of Main Street oversees, reviews and approves, in good faith, Main Street’s fair value estimates consistent with the 1940 Act requirements.

Pursuant to its internal valuation process, Main Street performs valuation procedures on each portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to each portfolio investment at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders’ best interest, to consult with the nationally recognized independent advisor on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street’s investment in a portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street’s determination of fair value on a total of 19 portfolio companies for the nine months ended September 30, 2009, representing approximately 50% of the total portfolio investments at fair value as of September 30, 2009. Main Street consulted with its advisor relative to Main Street’s determination of fair value on 4, 9, and 6 portfolio investments for the quarters ended March 31, June 30, and September 30 2009, respectively. The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street’s estimate of the fair value for the investments.

Main Street believes its investments as of September 30, 2009 and December 31, 2008 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence at those reporting periods.

2.	Interest and Dividend Income

Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street’s valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired or written off, it will be removed from non-accrual status.

While not significant to its total core portfolio, Main Street holds debt instruments in its core investment portfolio that contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. To maintain regulated investment company (“RIC”) tax treatment (as discussed below), this non-cash source of income will need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest in cash.

As of September 30, 2009, Main Street had three investments on non-accrual status, which comprised approximately 2.6% of the core investment portfolio at fair value. At December 31, 2008, Main Street had one

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

investment on non-accrual status, which comprised approximately 0.5% of the core investment portfolio at fair value.

3.	Fee Income — Structuring and Advisory Services

Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

4.	Unearned Income — Debt Origination Fees and Original Issue Discount

Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. Main Street will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of direct debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.

In connection with its core portfolio debt investments, Main Street sometimes receives nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the debt is reflected as unearned income, which is netted against the investment, and accreted into interest income based on the effective interest method over the life of the debt.

5.	Share-Based Compensation

Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value as share-based compensation expense over the requisite service period or vesting term.

6.	Income Taxes

MSCC has elected and intends to qualify for the tax treatment applicable to a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

MSCC’s wholly owned subsidiary, MSEI, is a taxable entity which holds certain core portfolio investments of Main Street. MSEI is consolidated for U.S. GAAP reporting purposes, and the core portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The principal purpose of MSEI is to permit Main Street to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions. MSEI is not consolidated with Main Street for income tax purposes and may generate

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

income tax expense as a result of its ownership of certain core portfolio investments. This income tax expense, if any, is reflected in Main Street’s Consolidated Statement of Operations.

MSEI uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

7.	Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the investment portfolio and financial instruments pursuant to Main Street’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

8.	Concentration of Credit Risks

Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

9.	Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Marketable securities and idle funds investments consist primarily of short term investments in secured debt investments, U.S. government agency securities, certificates of deposit, and diversified bond funds. The fair value determination for these investments under the provisions of ASC 820 primarily consists of Level 1 observable inputs. The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As of September 30, 2009, had Main Street adopted the fair value option under ASC 825, Financial Instruments, relating to accounting for debt obligations at their fair value, Main Street estimates the fair value of its SBIC debentures would be approximately $45.1 million, or $9.9 million less than the face value of the SBIC debentures.

10.	Recently Issued Accounting Standards

In June 2008, the FASB amended ASC 260, Earnings Per Share with ASC 260-10-45-61A which addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”). ASC 260-10-45-61A is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented has been adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

conform to the amended provisions of ASC 260. Early application is not permitted. On July 1, 2008 and 2009, Main Street’s Board of Directors approved the issuance of shares of restricted stock to Main Street employees and independent directors as discussed further in Note J. Main Street determined that these shares of restricted stock are participating securities prior to vesting. For the nine months ended September 30, 2009 and 2008, 292,058 and 255,645 shares, respectively, of non-vested restricted stock have been included in Main Street’s basic and diluted EPS computations.

In October 2008, the FASB amended ASC 820 with ASC 820-10-35-15A, Financial Assets in a Market That Is Not Active, to provide an illustrative example of how to determine the fair value of a financial asset in an inactive market. ASC 820-10-35-15A does not change the fair value measurement principles previously set forth. Since adopting ASC 820 in January 2008, Main Street’s practices for determining the fair value of its investment portfolio and financial instruments have been, and continue to be, consistent with the guidance provided in ASC 820-10-35-15A. Therefore, Main Street’s adoption of the update did not affect its practices for determining the fair value of its investment portfolio and financial instruments, and its adoption did not have a material effect on its financial position or results of operations.

In April 2009, the FASB amended ASC 820 and ASC 825 with ASC 820-10-35, Subsequent Measurement, and ASC 825-10-65, Transition and Open Effective Date Information. Both amendments are effective for reporting periods ending on or after June 15, 2009. Since adopting ASC 820 and ASC 825 in January 2008, Main Street’s practices for determining fair value and for disclosures about the fair value of its investment portfolio and financial instruments have been, and continue to be, consistent with the guidance provided in the amended pronouncements. Therefore, Main Street’s adoption of these updates did not affect its practices for determining the fair value of its investment portfolio and financial instruments, and its adoption did not have a material effect on its financial position or results of operations.

In May 2009, the FASB amended ASC 855, Subsequent Events with ASC 855-10-50, Disclosure, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC 855-10-50 includes a new required disclosure of the date through which an entity has evaluated subsequent events and is effective for interim periods or fiscal years ending after June 15, 2009. Main Street’s adoption of ASC 855-10-50 did not have a material effect on its financial position or results of operations.

In June 2009, the FASB issued ASC 105, Generally Accepted Accounting Principles, which became the single official source of authoritative, nongovernmental U.S. GAAP, other than rules and interpretive releases issued by the Securities and Exchange Commission. The Codification reorganized the literature and changed the naming mechanism by which topics are referenced. ASC 105 was effective for Main Street during its interim period ended September 30, 2009. As required, references to pre-codification accounting literature have been changed throughout this quarterly report on Form 10-Q to appropriately reference the Codification. The Company’s accounting policies and amounts presented in the financial statements were not impacted by this change.

NOTE C — FAIR VALUE HIERARCHY FOR INVESTMENTS

In connection with valuing portfolio investments, marketable securities and idle funds investments, Main Street adopted the provisions of ASC 820 in the first quarter of 2008. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for these investments at fair value.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Fair Value Hierarchy

In accordance with ASC 820, Main Street has categorized its portfolio investments, marketable securities and idle funds investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

Portfolio investments, marketable securities and idle funds investments, recorded on Main Street’s balance sheet are categorized based on the inputs to the valuation techniques as follows:

Level 1 — Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

Level 2 — Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

•	Quoted prices for similar assets in active markets (for example, investments in restricted stock);

•	Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

•	Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

•	Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

Level 3 — Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

As of September 30, 2009 and December 31, 2008, all of Main Street’s marketable securities and idle funds investments consisted primarily of investments in secured debt investments, certificates of deposit, and diversified bond funds. The fair value determination for these investments primarily consisted of observable inputs. As a result, all of Main Street’s marketable securities and idle funds investments were categorized as Level 1 as of September 30, 2009 and December 31, 2008, with a fair value of $39,912,232 and $4,389,795, respectively.

As of September 30, 2009, all of Main Street’s portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

inputs. As a result, all of Main Street’s portfolio investments were categorized as Level 3. The fair value determination of each portfolio investment required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

The following table provides a summary of changes in fair value of Main Street’s Level 3 portfolio investments for the nine months ended September 30, 2009:

					Net	Net
					Changes from	Unrealized
Type of	December 31, 2008	Accretion of	Redemptions/	New	Unrealized	Appreciation	September 30, 2009
Investment	Fair Value	Unearned Income	Repayments(1)	Investments(1)	to Realized	(Depreciation)	Fair Value

Debt	$81,751,043	$453,545	$(9,190,489)	$15,070,907	$(183,105)	$(4,642,527)	$83,259,374
Equity	22,735,146	—	(132,480)	3,989,278	(365,853)	3,645,687	29,871,778
Equity warrants	5,845,000	—	(109,510)	1,642,611	(428,000)	3,377,470	10,327,571
Investment Manager	16,675,626	—	—	—	—	(334,920)	16,340,706

	$127,006,815	$453,545	$(9,432,479)	$20,702,796	$(976,958)	$2,045,710	$139,799,429

(1)	Includes the impact of non-cash conversions

Core Portfolio Investments

Main Street’s core portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held companies. The core debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In most portfolio companies, Main Street also

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Notes to Consolidated Financial Statements — (Continued)

receives nominally priced equity warrants and/or makes direct equity investments, usually in connection with a debt investment.

As discussed further in Note D, the Investment Manager is a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street since it conducts a significant portion of its investment management activities for entities outside of MSCC and its subsidiaries. To allow for more relevant disclosure of Main Street’s core investment portfolio, Main Street’s investment in the Investment Manager has been excluded from the tables and amounts set forth in this Note C.

Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including repayment of a debt investment or sale of an equity interest. Revenue recognition in any given year could be highly concentrated among several portfolio companies. For the nine months ended September 30, 2009, Main Street did not record investment income from any portfolio company in excess of 10% of total investment income. For the nine months ended September 30, 2008, Main Street recorded investment income from one portfolio company in excess of 10% of total investment income. The investment income from that portfolio company represented approximately 23% of the total investment income for the period, principally related to high levels of dividend income and transaction and structuring fees on the new investment in such company.

As of September 30, 2009, Main Street had debt and equity investments in 36 core portfolio companies with an aggregate fair value of $123,458,723 and a weighted average effective yield on its debt investments of approximately 14.0%. Approximately 81% of Main Street’s total core portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of Main Street’s portfolio companies as of September 30, 2009. At September 30, 2009, Main Street had equity ownership in approximately 92% of its core portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 24%. As of December 31, 2008, Main Street had debt and equity investments in 31 core portfolio companies with an aggregate fair value of $110,331,189 and a weighted average effective yield on its debt investments of approximately 14.0%. The weighted average yields were computed using the effective interest rates for all debt investments at September 30, 2009 and December 31, 2008, including amortization of deferred debt origination fees and accretion of original issue discount but excluding any debt investments on non-accrual status.

Summaries of the composition of Main Street’s core investment portfolio at cost and fair value as a percentage of total core portfolio investments are shown in the following table:

	September 30,	December 31,
Cost:	2009	2008

First lien debt	73.8%	76.2%
Equity	13.7%	11.0%
Second lien debt	6.8%	7.4%
Equity warrants	5.7%	5.4%

	100.0%	100.0%

	September 30,	December 31,
Fair Value:	2009	2008

First lien debt	61.0%	67.0%
Equity	19.8%	15.7%
Equity warrants	12.7%	10.2%
Second lien debt	6.5%	7.1%

	100.0%	100.0%

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Notes to Consolidated Financial Statements — (Continued)

The following table shows the core portfolio composition by geographic region of the United States at cost and fair value as a percentage of total core portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	September 30,	December 31,
Cost:	2009	2008

Southwest	49.7%	50.2%
West	30.9%	36.3%
Southeast	7.7%	5.1%
Midwest	6.8%	4.7%
Northeast	4.9%	3.7%

	100.0%	100.0%

	September 30,	December 31,
Fair Value:	2009	2008

Southwest	56.4%	56.0%
West	27.5%	31.1%
Midwest	6.5%	5.1%
Northeast	5.5%	3.7%
Southeast	4.1%	4.1%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Main Street’s core portfolio investments are generally in lower middle-market companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street’s core portfolio investments by industry at cost and fair value as of September 30, 2009 and December 31, 2008:

	September 30,	December 31,
Cost:	2009	2008

Industrial equipment	10.7%	12.0%
Professional services	9.9%	4.1%
Precast concrete manufacturing	9.6%	11.3%
Custom wood products	8.6%	9.3%
Electronics manufacturing	6.8%	7.6%
Retail	6.7%	6.5%
Transportation/Logistics	6.5%	6.6%
Agricultural services	6.3%	8.3%
Restaurant	5.5%	6.1%
Industrial services	4.7%	0.5%
Mining and minerals	4.3%	4.8%
Manufacturing	4.0%	4.7%
Health care products	3.9%	5.8%
Health care services	3.8%	4.2%
Metal fabrication	2.5%	3.4%
Equipment rental	2.2%	2.1%
Governmental services	1.6%	0.0%
Infrastructure products	1.5%	1.7%
Information services	0.8%	0.9%
Distribution	0.1%	0.1%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

	September 30,	December 31,
Fair Value:	2009	2008

Precast concrete manufacturing	11.8%	13.7%
Professional services	10.3%	5.4%
Health care services	8.1%	6.1%
Agricultural services	8.0%	8.1%
Industrial services	6.8%	2.8%
Transportation/Logistics	6.7%	6.5%
Retail	6.6%	7.0%
Electronics manufacturing	6.4%	7.7%
Restaurant	6.3%	6.7%
Industrial equipment	6.1%	10.2%
Custom wood products	5.3%	6.8%
Metal fabrication	4.7%	4.3%
Health care products	3.9%	5.8%
Manufacturing	3.8%	5.1%
Equipment rental	2.2%	2.0%
Governmental services	1.8%	0.0%
Information services	0.6%	0.9%
Infrastructure products	0.3%	0.5%
Distribution	0.3%	0.4%

	100.0%	100.0%

At September 30, 2009, Main Street had one investment that was greater than 10% of its total core investment portfolio at fair value. That investment represented approximately 12% of the core portfolio at fair value. At December 31, 2008, Main Street had one investment that was greater than 10% of its total core investment portfolio at fair value. That investment represented approximately 14% of the core portfolio at fair value at December 31, 2008. For the three months ended September 30, 2009, Main Street received a $0.9 million special, non-recurring dividend on a portfolio company investment.

NOTE D — WHOLLY OWNED INVESTMENT MANAGER

As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment, since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for Main Street Capital II, LP (“MSC II”), a separate small business investment company (“SBIC”) fund, which is not part of MSCC or one of its subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement, paid quarterly, which currently total $3.3 million per year, and the Investment Manager also receives other consulting or advisory fees from third parties (the “External Services”). The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street’s Board of Directors, based on the same valuation methodologies applied to determine the original $18 million valuation. The valuation for the Investment Manager is based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment advisory or consulting contract, and is also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the External Services, and are reduced by an estimated allocation of costs related to providing services to MSC II and other third parties. Any change in fair value of the Investment Manager investment is recognized on Main Street’s statement of operations as “Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager,” with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to “Investment in affiliated Investment Manager” on Main Street’s balance sheet. Main Street believes that the valuation for the Investment Manager will generally decrease over the life of the investment advisory and consulting contracts with MSC II and other third parties, absent obtaining additional recurring cash flows from performing the External Services for other external investment entities or other third parties.

The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for the External Services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries, as well as the investment activities of MSC II. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC, which principally include direct costs that are specific to MSCC’s status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed by MSCC for its excess cash expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II and other third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash expenses incurred by the Investment Manager, less the External Services fees that the Investment Manager receives from MSC II and other third parties pursuant to long-term investment advisory agreements and consulting agreements. For the nine months ended September 30, 2009 and 2008, the expenses reimbursed by MSCC to the Investment Manager were $306,175 and $719,777, respectively.

In its separate stand alone financial statements as summarized below, the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II and consistent with Staff Accounting Bulletin No. 54, Application of “Pushdown” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase (“SAB 54”). Under SAB 54, push-down accounting is required in “purchase transactions that result in an entity becoming substantially wholly owned.” In this case, MSCC acquired 100% of the equity interests in the Investment Manager. Because the $18 million value attributed to MSCC’s investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. For the nine months ended September 30, 2009 and 2008, the Investment Manager recognized $767,694 and $872,931 in amortization expense associated with the intangible asset. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash in nature.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	September 30,	December 31,
	2009	2008
	(Unaudited)

ASSETS
Cash	$17,385	$20,772
Accounts receivable	30,794	17,990
Accounts receivable — MSCC	212,349	302,633
Intangible asset (net of accumulated amortization of $1,941,901 and $1,174,207 as of September 30, 2009 and December 31, 2008, respectively)	16,058,099	16,825,793
Deposits and other	77,428	103,392

Total assets	$16,396,055	$17,270,580

LIABILITIES
Accounts payable and accrued liabilities	$482,529	$589,360
Equity	15,913,526	16,681,220

Total liabilities and equity	$16,396,055	$17,270,580

	Three Months Ended
	September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

Management fee income from MSC II	$831,300	$831,300	$2,493,900	$2,493,900
Other management advisory and consulting fees	116,187	3,000	230,312	3,000

Total income	947,487	834,300	2,724,212	2,496,900
Salaries, benefits and other personnel costs	(1,040,928)	(941,279)	(2,510,736)	(2,626,201)
Occupancy expense	(86,982)	(45,134)	(263,304)	(132,297)
Professional expenses	(9,495)	(19,408)	(22,127)	(24,607)
Amortization expense — intangible asset	(261,431)	(296,052)	(767,694)	(872,931)
Other	(36,319)	(103,518)	(234,220)	(433,572)
Expense reimbursement from MSCC	226,237	275,039	306,175	719,777

Total net expenses	(1,208,918)	(1,130,352)	(3,491,906)	(3,369,831)

Net income (loss)	$(261,431)	$(296,052)	$(767,694)	$(872,931)

NOTE E — SBIC DEBENTURES

SBIC debentures payable at September 30, 2009 and December 31, 2008 were $55 million. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date. The weighted average interest rate as of September 30, 2009 and December 31, 2008 was 5.78%. The first principal maturity due under the existing SBIC debentures is in 2013, and the weighted average duration

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

is approximately 5.7 years. The Fund is subject to regular compliance examinations by the Small Business Administration. There have been no historical findings resulting from these examinations.

NOTE F — INVESTMENT AND TREASURY CREDIT FACILITIES

On October 24, 2008, Main Street entered into a $30 million, three-year investment credit facility (the “Investment Facility”) with Branch Banking and Trust Company (“BB&T”) and Compass Bank, as lenders, and BB&T, as administrative agent for the lenders. The purpose of the Investment Facility is to provide additional liquidity in support of future investment and operational activities. The Investment Facility allows for an increase in the total size of the facility up to $75 million, subject to certain conditions, and has a maturity date of October 24, 2011. Borrowings under the Investment Facility bear interest, subject to Main Street’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Investment Facility. The Investment Facility is secured by certain assets of MSCC, MSEI and the Investment Manager. The Investment Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity of not less than 10% of the aggregate principal amount outstanding, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum tangible net worth. At September 30, 2009, Main Street had no borrowings outstanding under the Investment Facility, and Main Street was in compliance with all covenants of the Investment Facility.

On December 31, 2007, Main Street entered into a treasury-based credit facility (the “Treasury Facility”) among Main Street, Wachovia Bank, National Association and BB&T, as administrative agent for the lenders. The purpose of the Treasury Facility was to provide flexibility in the sizing of portfolio investments and to facilitate the growth of Main Street’s investment portfolio. However, due to the maturation of Main Street’s investment portfolio and the additional flexibility provided by the Investment Facility, Main Street unilaterally terminated the Treasury Facility on July 10, 2009 in order to eliminate the unused commitment fees that would have been paid under this facility over its remaining term.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

NOTE G — FINANCIAL HIGHLIGHTS

	Nine Months Ended
	September 30,
	2009	2008

Per Share Data:
Net asset value at beginning of period	$12.20	$12.85
Net investment income(1)	0.69	0.84
Net realized gains(1)(2)	0.15	0.56
Net change in unrealized appreciation (depreciation) on investments(1)(2)	0.13	(0.51)
Income tax (provision) benefit(1)(2)	0.08	0.26

Net increase in net assets resulting from operations(1)	1.05	1.15
Net decrease in net assets from dividends to stockholders	(1.13)	(1.05)
Net decrease in net assets from dividends declared as of September 30, 2008 for the October 15, 2008 monthly dividend	—	(0.13)
Other(3)	(0.11)	(0.33)

Net asset value at September 30, 2009 and 2008	$12.01	$12.49

Market value at September 30, 2009 and 2008	$14.23	$11.55
Shares outstanding at September 30, 2009 and 2008	10,749,640	9,241,183

(1)	Based on weighted average number of common shares outstanding for the period.

(2)	Net realized gains, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Nine Months
	Ended September 30,
	2009	2008

Net assets at end of period	$129,062,825	$115,417,819
Average net assets	118,259,377	115,632,576
Average outstanding debt	55,000,000	55,000,000
Ratio of total expenses, excluding interest expense, to average net assets(1)	1.81%	1.99%
Ratio of total expenses to average net assets(1)	4.20%	4.36%
Ratio of net investment income to average net assets(1)	5.69%	6.59%
Total return based on change in net asset value(2)	9.17%	9.46%

(1)	Not annualized.

(2)	Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to stockholders during the period less equity issuances during the period, as divided by the beginning net asset value.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

NOTE H — DIVIDEND, DISTRIBUTIONS AND TAXABLE INCOME

In September 2008, Main Street announced that it would begin making dividend payments on a monthly, as opposed to a quarterly, basis beginning in October 2008. Main Street paid monthly dividends of $0.125 per share for each month beginning January 2009 through September 2009, totaling $10.8 million, or $1.13 per share for the period. For the nine months ended September 30, 2008, Main Street’s Board of Directors declared dividends of approximately $10.6 million or $1.18 per common share for the period.

The determination of the tax attributes for Main Street’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Main Street’s estimates that the tax attributes of its distributions year-to-date as of September 30, 2009 consist substantially of ordinary income. There can be no assurance that this estimate is representative of the final tax attributes of Main Street’s 2009 distributions to its stockholders. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations (which Main Street did not receive during the year-to-date period of 2009).

MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

One of MSCC’s wholly owned subsidiaries, MSEI, is a taxable entity which holds certain core portfolio investments for Main Street. MSEI is consolidated with Main Street for financial reporting purposes, and the core portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The principal purpose of MSEI is to permit Main Street to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions of the Code. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of its ownership of various core portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street’s Consolidated Statement of Operations. For the three months ended September 30, 2009, Main Street recognized an income tax benefit of $1,372,451 primarily consisting of deferred tax benefits related to net unrealized depreciation on certain portfolio investments held by MSEI.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Listed below is a reconciliation of “Net Increase (Decrease) in Net Assets Resulting from Operations” to taxable income and also to total distributions declared to common stockholders for the nine months ended September 30, 2009 and 2008:

	Nine Months Ended September 30,
	2009	2008
	(Estimated)

Net increase in net assets resulting from operations	$10,308,481	$10,364,435
Share-based compensation expense	767,218	315,726
Net change in unrealized (appreciation) depreciation on investments	(1,311,636)	4,584,033
Income tax provision (benefit)	(789,564)	(2,297,265)
Pre-tax book income of taxable subsidiary, MSEI, not consolidated for tax purposes	(715,378)	(1,140,575)
Book income and tax income differences, including debt origination, structuring fees and realized gains	267,430	1,398,661

Taxable income	8,526,551	13,225,015
Taxable income earned in prior year and carried forward for distribution in current year	3,129,725	1,481,131
Taxable income earned in current period and carried forward for distribution	(620,571)	(4,080,868)

Total distributions to common stockholders	$11,035,705	$10,625,278

NOTE I — DIVIDEND REINVESTMENT PLAN (“DRIP”)

Main Street’s DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company’s stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC’s common stock on the valuation date determined for each dividend by Main Street’s Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street’s DRIP is administered by its transfer agent on behalf of Main Street’s record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street’s DRIP but may provide a similar dividend reinvestment plan.

For the nine months ended September 30, 2009, $4.0 million of the total $10.8 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the purchase of 169,742 shares of common stock in the open market and the issuance of 178,780 new shares. For the nine months ended September 30, 2008, $3.7 million of the total $9.5 million in dividends paid to stockholders represented DRIP participation. Main Street satisfied the DRIP participation requirements with the purchase of 251,642 shares of common stock in the open market and the issuance of 15,820 new shares. The shares disclosed above relate only to Main Street’s DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

NOTE J — SHARE-BASED COMPENSATION

Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

On July 1, 2009, Main Street’s Board of Directors approved the issuance of 99,312 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares will vest over a four-year period from the grant date and will be expensed over the four-year service period starting on the grant date. On July 1, 2008, Main Street’s Board of Directors approved the issuance of 245,645 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares are vesting over a four-year period from the grant date and are being expensed over the four-year service period starting on the grant date.

On July 1, 2009, a total of 8,512 shares of restricted stock was issued to Main Street’s independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares will vest on the day immediately preceding Main Street’s next annual meeting of stockholders and will be expensed over a one-year service period starting on the grant date. On July 1, 2008, a total of 20,000 shares of restricted stock was issued to Main Street’s independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. One-half of those shares vested immediately on the grant date, and the remaining half vested on the day immediately preceding the June 2009 annual meeting of stockholders. As a result, 50% of those shares were expensed during July 2008, and the remaining 50% were expensed over a one-year service period starting on the grant date and ending in June 2009.

For the nine months ended September 30, 2009, Main Street recognized total share-based compensation expense of $767,218 related to the restricted stock issued to Main Street employees and Main Street’s independent directors.

As of September 30, 2009, there was $3,429,387 of total unrecognized compensation cost related to Main Street’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 3.2 years.

NOTE K — STOCK OFFERING

In June 2009, Main Street completed a public stock offering consisting of the public offering and sale of 1,437,500 shares of common stock, including the underwriters’ exercise of the over-allotment option, at a price to the public of $12.10 per share. The offering resulted in total net proceeds of approximately $16.2 million, after deducting underwriters’ commissions and offering costs.

NOTE L — EARNINGS PER SHARE

On January 1, 2009, Main Street adopted the provisions of ASC 260-10-45-61A within ASC 260, Earnings Per Share. Main Street includes performance-based restricted stock in its calculation of basic and diluted earnings per share when it believes it is probable the performance criteria will be met and the forfeiture provisions have not lapsed.

NOTE M — COMMITMENTS

At September 30, 2009, Main Street had two outstanding commitments to fund unused revolving loans for up to $900,000 in total.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

NOTE N — SUPPLEMENTAL CASH FLOW DISCLOSURES

Listed below are supplemental cash flow disclosures for the nine months ended September 30, 2009 and 2008:

	Nine Months Ended
	September 30,
	2009	2008

Interest paid	$3,323,852	$3,267,981
Taxes paid	$378,560	$312,751
Non-cash financing activities:
Shares issued pursuant to the DRIP	$2,345,116	$213,728

NOTE O — RELATED PARTY TRANSACTIONS

We co-invested with MSC II in several existing core portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among Main Street and MSC II had all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of Main Street. At September 30, 2009 and December 31, 2008, the Investment Manager had a receivable of $212,349 and $302,633, respectively, with MSCC related to cash expenses incurred by the Investment Manager required to support Main Street’s business.

NOTE P — SUBSEQUENT EVENTS

On September 23, 2009, Main Street commenced a formal offer to exchange (the “Offer”) shares of its common stock for at least a majority of the limited partner interests in MSC II. MSC II is an independently owned investment fund that operates as an SBIC and commenced operations in January 2006. MSC II has access to long-term, low-cost leverage through its participation in the SBIC program. MSC II is managed by Main Street pursuant a separate investment advisory services agreement. The Offer is only being made for MSC II limited partner interests that are not owned by “affiliates” of Main Street, including any officers or directors of Main Street. As part of the transactions related to the Offer, it is contemplated that the general partner of MSC II will also be assumed by Main Street for no consideration. The Offer is subject to various conditions and approvals, including but not limited to approval by the U.S. Small Business Administration (“SBA”). The initial offer period expired on October 23, 2009 and approximately 78% of the total dollar value of the MSC II limited partner interests had made an election to participate in the Offer during the initial offer period. Since the required approval from SBA had not been received at the end of the initial offer period and certain other conditions had not been satisfied, the Offer was extended for an additional 30-day period to end on November 23, 2009. The maximum number shares of Main Street common stock that may be issued pursuant to the Offer would total approximately 1.3 million shares. Owning a majority of MSC II will provide Main Street with access to additional long-term leverage capacity through the SBIC program, and Main Street

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

currently projects that consummation of the Offer will be accretive to its calendar year 2010 distributable net investment income per share.

During October 2009, Main Street sold its portfolio investment in Universal Scaffolding & Equipment, LLC (“Universal”), which was on non-accrual status as of September 30, 2009. Main Street had recorded unrealized depreciation as of September 30, 2009 on its Universal investment equal to the $4.3 million loss it will realize on the sale in the fourth quarter of 2009.

Main Street has performed an evaluation of subsequent events through November 6, 2009, which is the date the financial statements were issued.

AUDITED AND INTERIM FINANCIAL STATEMENTS OF

MAIN STREET CAPITAL II, LP

Report of Independent Certified Public Accountants	S-73
Combined Balance Sheets as of September 30, 2009 (unaudited) and December 31, 2008 and 2007	S-74
Combined Statements of Operations for the Nine Months Ended September 30, 2009 and 2008 (unaudited) and for the Years Ended December 31, 2008 and 2007	S-75
Combined Statements of Changes in Members’ Equity and Partners’ Capital for the Nine Months Ended September 30, 2009 (unaudited) and for the Years Ended December 31, 2008 and 2007	S-76
Combined Statements of Cash Flows for the Nine Months Ended September 30, 2009 and 2008 (unaudited) and for the Years Ended December 31, 2008 and 2007	S-77
Combined Schedules of Investments as of September 30, 2009 (unaudited) and December 31, 2008 and 2007	S-78
Notes to Combined Financial Statements	S-88

Report of Independent Certified Public Accountants

To the General Partner of
Main Street Capital II, LP

We have audited the combined balance sheets of Main Street Capital II, LP (a Delaware limited partnership) and Main Street Capital II GP, LLC (a Delaware limited liability company) including the combined schedules of investments as of December 31, 2008 and 2007, and the related combined statements of operations, changes in members’ equity and partners’ capital, cash flows, and the combined financial highlights (see Note 10) for the years then ended. These combined financial statements and combined financial highlights are the responsibility of Main Street Capital II GP, LLC’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements and financial highlights referred to above present fairly, in all material respects, the combined financial position of Main Street Capital II, LP and Main Street Capital II GP, LLC as of December 31, 2008 and 2007, and the combined results of their operations, changes in members’ equity and partners’ capital, cash flows and financial highlights for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the combined financial statements, Main Street Capital II, LP adopted Accounting Standards Codification 820, Fair Value Measurements and Disclosures, effective January 1, 2008.

/s/  GRANT THORNTON LLP

Houston, Texas
January 7, 2010

MAIN STREET CAPITAL II, LP

Combined Balance Sheets

	September 30,	December 31,
	2009	2008	2007
	(Unaudited)

ASSETS
Investments at fair value:
Control investments (cost: $38,182,778, $40,761,836, and $38,061,598 as of September 30, 2009, December 31, 2008 and 2007, respectively)	$31,588,348	$41,002,450	$39,192,926
Affiliate investments (cost: $39,395,499, $30,782,718, and $24,910,609 as of September 30, 2009, December 31, 2008 and 2007, respectively)	31,840,792	22,957,869	19,955,498
Non-Control/Non-Affiliate investments (cost: $4,421,893, $2,044,879, and $5,846,444 as of September 30, 2009, December 31, 2008 and 2007, respectively)	4,688,598	2,491,269	6,414,873

Total investments (cost: $82,000,170, $73,589,433, and $68,818,651 as of September 30, 2009, December 31, 2008 and 2007, respectively)	68,117,738	66,451,588	65,563,297
Marketable securities and idle funds investments (cost: $8,143,707 as of September 30, 2009)	8,271,411	—	—
Cash and cash equivalents	5,420,353	2,211,813	617,277
Other assets	695,312	810,867	674,371
Deferred financing costs (net of accumulated amortization of $418,102, $249,893, and $84,715 as of September 30, 2009, December 31, 2008 and 2007, respectively)	2,076,898	1,760,107	1,377,935

Total assets	$84,581,712	$71,234,375	$68,232,880

LIABILITIES, MEMBERS’ EQUITY AND PARTNERS’ CAPITAL
SBIC debentures	$70,000,000	$50,000,000	$39,800,000
Bank line of credit	—	—	3,000,000
Interest payable	285,037	1,074,330	735,225
Accounts payable and other liabilities	168,722	201,237	72,083

Total liabilities	70,453,759	51,275,567	43,607,308
Commitments and contingencies
Members’ equity (General Partner)	(496,341)	(496,341)	(368,290)
Limited Partners’ capital	14,624,294	20,455,149	24,993,862

Total members’ equity and partners’ capital	14,127,953	19,958,808	24,625,572

Total liabilities, members’ equity and partners’ capital	$84,581,712	$71,234,375	$68,232,880

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL II, LP

Combined Statements of Operations

	Nine Months Ended
	September 30,		Years Ended December 31,
	2009	2008	2008	2007
	(Unaudited)

INVESTMENT INCOME:
Interest, fee and dividend income	$6,487,873	$6,598,918	$8,962,776	$6,490,402
Interest from marketable securities, idle funds and other	200,186	105,354	139,801	177,186

Total investment income	6,688,059	6,704,272	9,102,577	6,667,588
EXPENSES:
Management fees to affiliate	(2,493,900)	(2,493,900)	(3,325,200)	(2,556,300)
Interest	(2,924,791)	(2,461,549)	(3,319,480)	(1,483,282)
General and administrative	(118,219)	(134,627)	(178,198)	(152,977)

Total expenses	(5,536,910)	(5,090,076)	(6,822,878)	(4,192,559)

NET INVESTMENT INCOME (LOSS)	1,151,149	1,614,196	2,279,699	2,475,029
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:	474,880	787,750	(1,973,970)	953,334

NET REALIZED INCOME (LOSS)	1,626,029	2,401,946	305,729	3,428,363
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS:	(6,616,884)	(3,347,699)	(3,882,491)	(4,005,154)

NET INCREASE (DECREASE) IN MEMBERS’ EQUITY AND PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$(4,990,855)	$(945,753)	$(3,576,762)	$(576,791)

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL II, LP

Combined Statements of Changes in Members’ Equity and Partners’ Capital

	Members’ Equity	Limited Partners’
	(General Partner)	Capital	Total

Balances at December 31, 2006	$242,103	$22,007,347	$22,249,450
Capital contributions	—	6,142,668	6,142,668
Distributions	(492,792)	(2,696,963)	(3,189,755)
Net decrease resulting from operations:
Net investment income	503,788	1,971,241	2,475,029
Net realized gain from investments	194,111	759,223	953,334
Net change in unrealized depreciation from investments	(815,500)	(3,189,654)	(4,005,154)

Balances at December 31, 2007	(368,290)	24,993,862	24,625,572
Distributions	(3,066)	(1,086,936)	(1,090,002)
Net decrease resulting from operations:
Net investment income	462,192	1,817,507	2,279,699
Net realized loss from investments	(400,488)	(1,573,482)	(1,973,970)
Net change in unrealized depreciation from investments	(186,689)	(3,695,802)	(3,882,491)

Balances at December 31, 2008	(496,341)	20,455,149	19,958,808
Distributions (unaudited)	(3,894)	(836,106)	(840,000)
Net decrease resulting from operations:
Net investment income (unaudited)	233,360	917,789	1,151,149
Net realized loss from investments (unaudited)	96,346	378,534	474,880
Net change in unrealized depreciation from investments (unaudited)	(325,812)	(6,291,072)	(6,616,884)

Balances at September 30, 2009 (Unaudited)	$(496,341)	$14,624,294	$14,127,953

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL II, LP

Combined Statements of Cash Flows

	Nine Months Ended
	September 30,		Years Ended December 31,
	2009	2008	2008	2007
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations:	$(4,990,855)	$(945,753)	$(3,576,762)	$(576,791)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized depreciation from investments	6,616,884	3,347,699	3,882,491	4,005,154
Net realized (gain) loss from investments	(474,880)	(787,750)	1,973,970	(953,334)
Accretion of unearned income	(434,251)	(884,212)	(996,918)	(388,406)
Net payment-in-kind interest accrual	(343,972)	(335,176)	(310,345)	(353,154)
Amortization of deferred financing costs	168,209	122,428	165,178	44,455
Deferred debt origination fees received and other	(143,976)	131,049	282,909	885,346
Changes in other assets and liabilities:
Other assets	75,555	165,749	(96,497)	(445,081)
Interest payable	(789,293)	(469,762)	339,105	646,466
Accounts payable and other liabilities	(32,515)	29,016	129,154	(28,203)

Net cash provided by (used in) operating activities	(349,094)	373,288	1,792,285	2,836,452
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(10,134,167)	(11,138,061)	(20,338,062)	(48,143,082)
Investments in marketable securities and idle funds investments	(16,646,000)	—	—	—
Proceeds from marketable securities and idle funds investments	8,500,000	—	—	—
Principal payments received on loans and debt securities	3,162,801	13,610,251	13,993,665	2,474,446
Proceeds from sale of equity securities and related notes	—	287,000	584,000	1,195,000

Net cash provided by (used in) investing activities	(15,117,366)	2,759,190	(5,760,397)	(44,473,636)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from partner’s capital contributions	—	—	—	6,140,611
Distributions to members and partners	(840,000)	(849,999)	(1,090,002)	(3,187,698)
Proceeds from issuance of SBIC debentures	20,000,000	10,200,000	10,200,000	33,200,000
Proceeds from bank line of credit	—	—	—	3,000,000
Payment of bank line of credit	—	(3,000,000)	(3,000,000)	—
Payment of deferred loan costs and SBIC debenture fees	(485,000)	(547,350)	(547,350)	(1,105,100)

Net cash provided by financing activities	18,675,000	5,802,651	5,562,648	38,047,813

Net increase (decrease) in cash and cash equivalents	3,208,540	8,935,129	1,594,536	(3,589,371)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	2,211,813	617,277	617,277	4,206,648

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$5,420,353	$9,552,406	$2,211,813	$617,277

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Portfolio Company/Type of Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Control Investments(2)
Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	$1,600,000	$1,574,413	$1,574,413
Class B Member Units (Non-voting)			105,001	105,001
Member Units (Fully diluted 28.0%)			800,000	740,000

			2,479,414	2,419,414
Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,800,000	1,788,798	1,800,000
13% Secured Debt (Maturity — August 31, 2012)		1,800,000	1,679,261	1,770,000
Member Units(6) (Fully diluted 27.6%)			708,000	3,540,000
Warrants (Fully diluted 12.6%)			240,000	1,620,000

			4,416,059	8,730,000
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,566,000	1,557,004	1,566,000
13% current/6% PIK Secured Debt (Maturity — November 14, 2011)		1,576,852	1,547,968	1,576,852
Member Units(6) (Fully diluted 36.5%)			564,000	435,000

			3,668,972	3,577,852
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products
Prime Plus 1% Secured Debt (Maturity — June 30, 2010)		375,000	372,500	372,500
12% Secured Debt (Maturity — December 18, 2011)		3,900,000	3,690,378	3,690,378
Member Units (Fully diluted 26.7%)			500,000	300,000
Warrants (Fully diluted 25.5%)			250,000	290,000

			4,812,878	4,652,878
The MPI Group, LLC	Manufacturer of Custom
9% Secured Debt (Maturity — October 2, 2013)	Hollow Metal Doors,	200,000	198,459	198,459
12% Secured Debt (Maturity — October 2, 2013)	Frames and Accessories	5,000,000	4,775,870	4,775,870
Warrants (Fully diluted 47.1%)			895,943	623,000

			5,870,272	5,597,329
Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 17, 2012)(7)	and Shoring Equipment	1,748,250	1,736,715	1,736,715
13% current/5% PIK Secured Debt (Maturity — August 17, 2012)		7,014,135	6,923,783	44,160
Member Units (Fully diluted 38.2%)			2,060,438	—

			10,720,936	1,780,875
Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	5,640,000	5,416,247	4,830,000
Common Stock (Fully diluted 13.4%)	Signage		558,000	—
Warrants (Fully diluted 16.8%)			240,000	—

			6,214,247	4,830,000

Subtotal Control Investments			38,182,778	31,588,348

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Portfolio Company/Type of Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Affiliate Investments(3)
Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	4,600,000	4,431,899	2,910,000
Warrants (Fully diluted 18.3%)			146,752	—

			4,578,651	2,910,000
Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	7,187,915	6,942,264	—
Member Units (Fully diluted 12.8%)			600,000	—

			7,542,264	—
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records
12% Secured Debt (Maturity — October 17, 2013)	Management	893,000	741,028	805,808
Common Stock (Fully diluted 3.8%)			247,000	475,000
Warrants (Fully diluted 7.6%)			152,000	715,667

			1,140,028	1,996,475
CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity — December 31, 2013)	IT Certification	1,120,000	1,082,793	1,120,000
10% Secured Debt (Maturity — March 31, 2012)	Training Videos	610,000	610,000	610,000
10% Secured Debt (Maturity — March 31, 2010)		40,000	40,000	40,000
Member Units(6) (Fully diluted 16.3%)			199,680	926,667

			1,932,473	2,696,667
Condit Exhibits, LLC	Tradeshow Exhibits/
13% current/5% PIK Secured Debt (Maturity — July 1, 2013)	Custom Displays	1,649,230	1,624,362	1,624,362
Warrants (Fully diluted 18.8%)			200,000	20,000

			1,824,362	1,644,362
Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	275,000	264,465	264,465
Member Units(6) (Fully diluted 14.8%)			137,500	280,000

			401,965	544,465
Indianapolis Aviation Partners, LLC	FBO/Aviation Support Services
12% Secured Debt (Maturity — September 15, 2014)		1,880,000	1,692,838	1,692,838
Warrants (Fully diluted 12.1%)			451,714	451,714

			2,144,552	2,144,552
Lighting Unlimited, LLC	Commercial and Residential
Prime Plus 1% Secured Debt (Maturity — August 22, 2012)(7)	Lighting Products and	1,233,333	1,225,742	1,225,742
14% Secured Debt (Maturity — August 22, 2012)	Design Services	1,600,000	1,545,081	1,545,081
Warrants (Fully diluted 15.0%)			50,000	50,000

			2,820,823	2,820,823

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Portfolio Company/Type of Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Olympus Building Services, Inc.	Custodial/Facilities
12% Secured Debt (Maturity — March 27, 2014)	Services	1,260,000	1,143,600	1,220,000
Warrants (Fully diluted 9.0%)			100,000	266,667

			1,243,600	1,486,667
OMi Holdings, Inc.	Manufacturer of
12% Secured Debt (Maturity — April 1, 2013)	Overhead Cranes	4,228,000	4,193,827	4,193,827
Common Stock (Fully diluted 19.2%)			600,000	260,000

			4,793,827	4,453,827
Schneider Sales Management, LLC	Sales Consulting
13% Secured Debt (Maturity — October 15, 2013)	and Training	1,320,000	1,271,131	1,271,131
Warrants (Fully diluted 8.0%)			30,000	—

			1,301,131	1,271,131
Thermal & Mechanical Equipment, LLC	Heat Exchange/Filtration
13% current/5% PIK Secured Debt (Maturity — September 25, 2014)	Products and Services	2,201,833	2,158,268	2,158,268
Prime plus 2% Secured Debt (Maturity — September 25, 2014)(7)		700,000	693,090	693,090
Warrants (Fully diluted 20.0%)			400,000	400,000

			3,251,358	3,251,358
Walden Smokey Point, Inc.	Specialty Transportation/
14% current/4% PIK Secured Debt (Maturity — December 30, 2013)	Logistics	3,297,422	3,238,590	3,238,590
Common Stock (Fully diluted 5.0%)			400,000	600,000

			3,638,590	3,838,590
Ziegler’s NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(7)		400,000	396,660	396,660
13% current/5% PIK Secured Debt (Maturity — October 1, 2013)		1,872,362	1,841,519	1,841,519
Warrants (Fully diluted 19.0%)			240,000	240,000

			2,478,179	2,478,179
Other			303,696	303,696

Subtotal Affiliate Investments			39,395,499	31,840,792

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Portfolio Company/Type of Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Non-Control/Non-Affiliate Investments(4):
Audio Messaging Solutions, LLC	Audio Messaging
12% Secured Debt (Maturity — May 8, 2014)	Services	2,273,600	2,096,995	2,096,995
Warrants (Fully diluted 3.4%)			143,360	253,334

			2,240,355	2,350,329
Compact Power Equipment Centers, LLC	Light to Medium Duty
12% Secured Debt (Maturity — September 23, 2014)	Equipment Rental	211,765	211,765	211,765
Member Units (Fully diluted 4.6%)			458	458

			212,223	212,223
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 1.8%)			70,000	199,231

KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	1,312,500	1,274,176	1,274,176
8% Secured Debt (Maturity — March 1, 2010)	Industrial Products	62,500	62,500	62,500
8% Secured Debt (Maturity — March 31, 2010)		150,000	150,000	150,000
Member Units(6) (Fully diluted 4.8%)			62,500	90,000

			1,549,176	1,576,676
Support Systems Homes, Inc.	Manages Substance
15% Secured Debt (Maturity — August 21, 2018)	Abuse Treatment Centers	350,139	350,139	350,139

Subtotal Non-Control/Non-Affiliate Investments			4,421,893	4,688,598

Total Portfolio Investments, September 30, 2009			$82,000,170	$68,117,738

Marketable Securities and Idle Funds Investments	Investments in Secured
Apria Healthcare Group Inc. Senior Secured Notes	Debt Investments and	$4,800,000	$4,893,707	$5,021,411
11.25% (Maturity — November 1, 2014)	Certificates of Deposit
1.65% Certificate of Deposit (Maturity — December 11, 2009)		1,000,000	1,000,000	1,000,000
1.15% Certificate of Deposit (Maturity — December 7, 2009)		2,250,000	2,250,000	2,250,000

			$8,143,707	$8,271,411

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(3)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(4)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(5)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(6)	Income producing through payment of dividends or distributions.

(7)	Subject to contractual minimum interest rates.

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2008

Portfolio Company/Type of Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Control Investments(2)
CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity — June 1, 2011)	IT Certification	$1,120,000	$1,068,861	$1,120,000
10% Secured Debt (Maturity — December 31, 2009)	Training Videos	100,000	100,000	100,000
Member Units(6) (Fully diluted 19.4%)			288,000	1,083,333
Warrants (Fully diluted 7.0%)			48,000	333,333

			1,504,861	2,636,666
Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	1,600,000	1,570,654	1,570,654
Member Units (Fully diluted 28.0%)			800,000	866,667

			2,370,654	2,437,321
Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,800,000	1,786,146	1,800,000
13% Secured Debt (Maturity — August 31, 2012)		2,850,000	2,621,665	2,820,000
Member Units(6) (Fully diluted 27.6%)			708,000	1,650,000
Warrants (Fully diluted 12.6%)			240,000	825,000

			5,355,811	7,095,000
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,566,000	1,551,604	1,566,000
13% current/6% PIK Secured Debt (Maturity — November 14, 2011)		1,506,886	1,470,595	1,506,886
Member Units(6) (Fully diluted 36.5%)			564,000	570,000

			3,586,199	3,642,886
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products
Prime Plus 1% Secured Debt (Maturity — June 30, 2010)		1,000,000	995,000	995,000
12% Secured Debt (Maturity — December 18, 2011)		3,900,000	3,630,919	3,280,000
Member Units (Fully diluted 26.7%)			500,000	—
Warrants (Fully diluted 25.5%)			250,000	—

			5,375,919	4,275,000
The MPI Group, LLC	Manufacturer of Custom
9% Secured Debt (Maturity — October 2, 2013)	Hollow Metal Doors,	200,000	198,233	198,233
12% Secured Debt (Maturity — October 2, 2013)	Frames and Accessories	5,000,000	4,745,134	4,745,134
Warrants (Fully diluted 45.0%)			700,000	963,000

			5,643,367	5,906,367
Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 17, 2012)(7)	and Shoring Equipment	1,831,500	1,817,457	1,817,457
13% current/5% PIK Secured Debt (Maturity — August 17, 2012)		6,984,065	6,880,454	6,563,078
Member Units (Fully diluted 38.2%)			2,060,439	—

			10,758,350	8,380,535
Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	5,640,000	5,368,675	5,368,675
Common Stock (Fully diluted 13.4%)	Signage		558,000	630,000
Warrants (Fully diluted 16.8%)			240,000	630,000

			6,166,675	6,628,675

Subtotal Control Investments			40,761,836	41,002,450

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2008

Portfolio Company/Type of Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Affiliate Investments(3)
Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	4,600,000	4,400,427	4,400,427
Warrants (Fully diluted 18.3%)			146,752	—

			4,547,179	4,400,427
Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	7,187,915	6,942,264	—
Member Units (Fully diluted 12.8%)			600,000	—

			7,542,264	—
California Healthcare Medical Billing, Inc.	Healthcare Services
12% Secured Debt (Maturity — October 17, 2013)		893,000	722,887	722,887
Common Stock (Fully diluted 3.8%)			247,000	247,000
Warrants (Fully diluted 7.6%)			152,000	152,000

			1,121,887	1,121,887
Condit Exhibits, LLC	Tradeshow Exhibits/
13% current/5% PIK Secured Debt (Maturity — July 1, 2013)	Custom Displays	1,538,716	1,510,627	1,510,627
Warrants (Fully diluted 18.8%)			200,000	200,000

			1,710,627	1,710,627
Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	400,000	383,175	383,175
Member Units(6) (Fully diluted 9.3%)			125,000	145,000
Warrants (Fully diluted 5.5%)			12,500	76,667

			520,675	604,842
Lighting Unlimited, LLC	Commercial and Residential
Prime Plus 1% Secured Debt (Maturity — August 22, 2012)(7)	Lighting Products and	1,533,333	1,521,905	1,521,905
14% Secured Debt (Maturity — August 22, 2012)		1,600,000	1,534,366	1,534,366
Warrants (Fully diluted 15.0%)			50,000	50,000

			3,106,271	3,106,271
OMi Holdings, Inc.	Manufacturer of
12% Secured Debt (Maturity — April 1, 2013)	Overhead Cranes	4,440,000	4,398,049	4,398,049
Common Stock (Fully diluted 19.2%)			600,000	380,000

			4,998,049	4,778,049
Schneider Sales Management, LLC	Sales Consulting
13% Secured Debt (Maturity — October 15, 2013)	and Training	1,320,000	1,264,901	1,264,901
Warrants (Fully diluted 8.0%)			30,000	30,000

			1,294,901	1,294,901
Walden Smokey Point, Inc.	Specialty Transportation/
14% current/4% PIK Secured Debt (Maturity — December 30, 2013)	Logistics	3,200,355	3,136,356	3,136,356
Common Stock (Fully diluted 5.0%)			400,000	400,000

			3,536,356	3,536,356
Ziegler’s NYPD, LLC	Casual Restaurant
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(7)	Group	600,000	396,159	396,159
13% current/5% PIK Secured Debt (Maturity — October 1, 2013)		2,704,262	1,768,350	1,768,350
Warrants (Fully diluted 19.0%)			240,000	240,000

			2,404,509	2,404,509

Subtotal Affiliate Investments			30,782,718	22,957,869

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2008

Portfolio Company/Type of Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Non-Control/Non-Affiliate Investments(4):
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 1.8%)			70,000	263,846

KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	1,312,500	1,255,789	1,312,500
8% Secured Debt (Maturity — March 1, 2010)	Industrial Products	156,250	156,250	156,250
8% Secured Debt (Maturity — March 31, 2009)		150,000	150,000	150,000
Member Units(6) (Fully diluted 4.8%)			62,500	258,333

			1,624,539	1,877,083
Support Systems Homes, Inc.	Manages Substance
15% Secured Debt (Maturity — August 21, 2018)	Abuse Treatment Centers	350,340	350,340	350,340

Subtotal Non-Control/Non-Affiliate Investments			2,044,879	2,491,269

Total Portfolio Investments, December 31, 2008			$73,589,433	$66,451,588

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”), as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(3)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(4)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(5)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(6)	Income producing through payment of dividends or distributions.

(7)	Subject to contractual minimum interest rates.

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2007

Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Control Investments (2)
CBT Nuggets, LLC	Produces and Sells
Prime plus 2% Secured Debt (Maturity — June 1, 2011)	IT Certification	$240,000	$222,995	$222,995
14% Secured Debt (Maturity — June 1, 2011)	Training Videos	1,240,000	1,165,343	1,165,343
Member Units (Fully diluted 19.4%)			288,000	763,333
Warrants (Fully diluted 7.0%)			48,000	230,000

			1,724,338	2,381,671
Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,800,000	1,782,954	1,782,954
13% Secured Debt (Maturity — August 31, 2012)		3,000,000	2,713,824	2,713,824
Member Units (Fully diluted 27.6%)			708,000	708,000
Warrants (Fully diluted 12.6%)			240,000	375,000

			5,444,778	5,579,778
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,800,000	1,771,200	1,771,200
13% current/6% PIK Secured Debt (Maturity — November 14, 2011)		1,604,186	1,552,233	1,552,233
Member Units(6) (Fully diluted 37.6%)			564,000	1,222,500

			3,887,433	4,545,933
Mid-Columbia Lumber Products, LLC	Specialized Lumber
Prime Plus 1% Secured Debt (Maturity — June 30, 2010)	Products	500,000	491,667	491,667
12% Secured Debt (Maturity — December 18, 2011)		3,900,000	3,560,413	3,400,000
Member Units (Fully diluted 19.44%)			300,000	—
Warrants (Fully diluted 28.0%)			250,000	—

			4,602,080	3,891,667
The MPI Group, LLC	Manufacturer of Custom
12% Secured Debt (Maturity — October 2, 2013)	Hollow Metal Doors,	5,000,000	4,708,461	4,708,461
Warrants (Fully diluted 25.0%)	Frames and Accessories		500,000	500,000
Warrants (Fully diluted 20.0%)			200,000	200,000

			5,408,461	5,408,461
Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 16, 2012)(7)	and Shoring Equipment	2,330,999	2,309,001	2,309,001
13% current/5% PIK Secured Debt (Maturity — August 16, 2012)		6,638,627	6,514,576	6,514,576
Member Units (Fully Diluted 38.1%)			2,060,438	2,128,846

			10,884,015	10,952,423
Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	5,640,000	5,312,493	5,312,493
Common stock (Fully diluted 13.4%)	Signage		558,000	558,000
Warrants (Fully diluted 16.8%)			240,000	562,500

			6,110,493	6,432,993

Subtotal Control Investments			38,061,598	39,192,926

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2007

Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Affiliate Investments (3)
Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	4,000,000	3,781,013	3,781,013
Warrants (Fully diluted 16.3%)			130,720	130,720

			3,911,733	3,911,733
Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	7,031,666	6,792,264	3,903,786
Member Units (Fully diluted 12.8%)			600,000	—

			7,392,264	3,903,786
Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	450,000	425,302	425,302
Member Units(6) (Fully diluted 9.3%)			125,000	145,000
Warrants (Fully diluted 5.5%)			12,500	76,667

			562,802	646,969
Lighting Unlimited, LLC	Commercial and Residential
Prime Plus 1% Secured Debt (Maturity — August 22, 2012)(7)	Lighting Products and Design Services	1,900,000	1,881,059	1,881,059
14% Secured Debt (Maturity — August 22, 2012)		1,600,000	1,521,796	1,521,796
Warrants (Fully diluted 15.0%)			50,000	50,000

			3,452,855	3,452,855
Talen’s Marine and Fuel, Inc.	Fuel Supplier Servicing
13% Secured Debt (Maturity — September 9, 2012)	Primarily the Marine	7,050,000	6,663,288	6,663,288
Warrants (Fully diluted 14.0%)	Markets		262,000	262,000

			6,925,288	6,925,288
Wicks N’ More, LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	2,480,000	2,285,667	1,114,867
Member Units (Fully diluted 7.7%)			240,000	—
Warrants (Fully diluted 14.2%)			140,000	—

			2,665,667	1,114,867

Subtotal Affiliate Investments			24,910,609	19,955,498

MAIN STREET CAPITAL II, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2007

Investment(1)	Industry	Principal(5)	Cost(5)	Fair Value

Non-Control/Non-Affiliate Investments (4):
East Teak Fine Hardwoods, Inc.	Hardwood Products
13% Current/5.5% PIK Secured Debt (Maturity — April 13, 2011)		889,015	871,647	871,647
Common Stock (Fully diluted 1.8%)			70,000	263,846

			941,647	1,135,493
KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	1,312,500	1,234,310	1,234,310
8% Secured Debt (Maturity — July 1, 2009)	Industrial Products	207,688	207,688	207,688
Prime Plus 2% Secured Debt (Maturity January 31, 2008)			25,000	228,750
Member Units(6) (Fully diluted 4.8%)			62,500	233,333

			1,529,498	1,904,081
Support Systems Homes, Inc.	Manages Substance
14% Current/4% PIK Secured Debt (Maturity — June 5, 2012)	Abuse Treatment Centers	2,288,511	2,238,737	2,238,737
8% Secured Debt (Maturity — June 5, 2012)		238,332	235,521	235,521

			2,474,258	2,474,258
Turbine Air Systems, Ltd.	Commercial and
12% Secured Debt (Maturity — October 11, 2011)	Industrial Chilling Systems	1,000,000	901,041	901,041

Subtotal Non-Control/Non-Affiliate Investments			5,846,444	6,414,873

Total Portfolio Investments, December 31, 2007			$68,818,651	$65,563,297

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”), as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(3)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(4)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(5)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(6)	Income producing through payment of dividends or distributions.

(7)	Subject to contractual minimum interest rates.

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements
(information at September 30, 2009 and for the nine months ended
September 30, 2009 and 2008 is unaudited)

NOTE 1.	ORGANIZATION AND BASIS OF PRESENTATION:

Organization

Main Street Capital II, LP (the Fund), a Delaware limited partnership, was formed on June 30, 2005 for the purpose of providing private financing to lower middle market companies. The Fund began capital raising in 2005 and commenced investment operations in January 2006. The general partner is Main Street Capital II GP, LLC, a Delaware limited liability company (the General Partner). The Fund’s investments are managed by Main Street Capital Partners, LLC (the Investment Manager). The General Partner and the Investment Manager are affiliated through common management.

On January 19, 2006, the Fund was granted a license to operate as a Small Business Investment Company (SBIC) pursuant to Section 301(c) of the Small Business Investment Act of 1958, as amended, and the regulations thereunder (the SBIC Act). As of September 30, 2009 and December 31, 2008 and 2007, the Fund had issued $70,000,000, $50,000,000, and $39,800,000, respectively, in debentures through the SBIC program.

Basis of Presentation

The Fund’s combined financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund’s results of operations and cash flows for the nine months ended September 30, 2009 and 2008 and for the years ended December 31, 2008 and 2007, and financial position as of September 30, 2009 and December 31, 2008 and 2007, are presented on a combined basis with the accounts of the General Partner. The effects of all intercompany transactions between the Fund and the General Partner have been eliminated. The total assets of the General Partner after eliminations were immaterial for all periods presented. “Marketable securities and idle funds investments” are classified as financial instruments and are reported separately on the Fund’s Combined Balance Sheets and Combined Schedule of Investments due to the nature of such investments. To allow for more relevant disclosure of the Fund’s “core” investment portfolio, “core” portfolio investments, as used herein, refers to all of the Fund’s portfolio investments excluding all “Marketable securities and idle funds investments.”

In connection with valuing portfolio investments, marketable securities and idle funds investments, the Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”) in the first quarter of 2008. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. The Fund accounts for these investments at fair value.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), the Fund is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if the Fund owns a controlled operating company that provides all or substantially all of its services directly to the Fund or to an investment company of the Fund. None of the investments made by the Fund qualify for this exception. Therefore, the Fund’s portfolio investments are carried on the balance sheet at fair value, as discussed further in Note 2, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on the Statement of Operations until the investment is disposed of, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

Unaudited Interim Results

The accompanying interim combined balance sheet and schedule of investments as of September 30, 2009 and the interim combined statements of operations and cash flows for the nine months ended September 30, 2009 and 2008, and the interim combined statement of changes in members’ equity and partners’ capital for the nine months ended September 30, 2009 are all unaudited interim financial statements. These unaudited interim financial statements have been prepared on the same basis as the accompanying annual audited financial statements and, in the opinion of management, reflect all adjustments (which include normal, recurring adjustments) necessary to present fairly the combined accounts of the Fund and the General Partner for such interim periods. The interim results as of and for the nine months ended September 30, 2009 are not necessarily indicative of the results that may be achieved for the full year ended December 31, 2009.

Portfolio Investment Classification

The Fund classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained. Under the 1940 Act, “Affiliate Investments” are defined as investments in which between 5% and 25% of the voting securities are owned. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control investments nor Affiliate investments.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES:

Valuation of Investments

The Fund accounts for its core portfolio investments at fair value. As a result, the Fund adopted the provisions of ASC 820, Fair Value Measurements and Disclosures, in the first quarter of 2008. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Fund to assume that the portfolio investment is to be sold in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, the Fund incorporated the income approach to estimate the fair value of its core portfolio debt investments principally using a yield-to-maturity model. The adoption of ASC 820 did not have a significant impact on the core investment portfolio fair value determination.

The Fund’s core business plan calls for it to invest primarily in illiquid securities issued by private companies. These core investments may be subject to restrictions on resale and will generally have no established trading market. As a result, the Fund determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by the General Partner and in accordance with the 1940 Act. The Fund reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. The Fund’s valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, control investments are composed of equity and debt securities for which the Fund has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for the Fund’s control investments. As a result, the Fund determines the fair value of control investments using a combination of market and income approaches. Under the market approach, the Fund will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, the Fund analyzes various factors, including the portfolio company’s historical and projected financial results. The Fund allocates the enterprise value to investments in order of the legal priority of the investments. The Fund will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for the Fund’s control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with the Fund’s ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

For valuation purposes, non-control investments are composed of debt and equity securities for which the Fund does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. Market quotations for the Fund’s non-control investments are generally not readily available. For the Fund’s non-control investments, the Fund uses a combination of market and income approaches to value its equity investments and the income approach to value its debt instruments. For non-control debt investments, the Fund determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The Fund’s estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as the Fund generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The Fund will use the value determined by the yield analysis as the fair value for that security; however, because of the Fund’s general intent to hold its loans to maturity, the fair value will not exceed the face amount of the debt security. A change in the assumptions that the Fund uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, the Fund may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, the Fund’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. The Fund determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

The Fund believes its investments as of September 30, 2009 and December 31, 2008 and 2007 approximate fair value as of those dates based on the market in which the Fund operates and other conditions in existence at those reporting periods.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Additionally, as explained above, the financial statements include portfolio investments

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

whose values have been estimated by the General Partner in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Partner Capital Contributions

Partner contributions are recognized when the Fund has received the amounts called against the partners’ capital commitment.

Interest and Dividend Income

Interest and dividend income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with the valuation policy, accrued interest and dividend income is evaluated periodically for collectibility. When a loan or debt security becomes 90 days or more past due, and if the Fund otherwise does not expect the debtor to be able to service all of its debt or other obligations, the Fund will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired or written off, it will be removed from non-accrual status.

While not significant to its total core portfolio, the Fund holds debt instruments in its core investment portfolio that contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment.

As of September 30, 2009, the Fund had two investments on non-accrual status, which comprised approximately 6.9% of the core investment portfolio at fair value. As of December 31, 2008, the Fund had no investments on non-accrual status. As of December 31, 2007, the Fund had two investments on non-accrual status, which comprised approximately 7.7% of the core investment portfolio at fair value.

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

Deferred Financing Costs

Deferred financing costs consist of SBIC Debenture commitment fees and SBIC Debenture leverage fees which have been capitalized and amortized into interest expense over the life of the related debt. Deferred financing costs balances as of September 30, 2009 and December 31, 2008 and 2007 are as follows:

	September 30,	December 31,
	2009	2008	2007
	(Unaudited)

SBIC Debenture Commitment Fees	$800,000	$800,000	$500,000
SBIC Debenture Leverage Fees	1,695,000	1,210,000	962,650

Subtotal	2,495,000	2,010,000	1,462,650
Less Accumulated Amortization	(418,102)	(249,893)	(84,715)

	$2,076,898	$1,760,107	$1,377,935

Estimated aggregate amortization expense for each of the five years succeeding December 31, 2008 and thereafter is as follows:

Estimated
Year Ending December 31,	Amortization

2009	$228,084
2010	247,000
2011	249,500
2012	249,500
2013	249,500
2014 and thereafter	1,021,523

Fee Income — Structuring and Advisory

The Fund may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

Unearned Income — Debt Origination Fees and Original Issue Discount

The Fund capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. The Fund will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.

In connection with its debt investments, the Fund sometimes receives nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When the Fund receives nominal cost equity, the Fund allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the debt is reflected as unearned income, which is netted against the investment, and accreted into interest income based on the effective interest method over the life of the debt.

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

Income Taxes

The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Code, the General Partner and Limited Partners are responsible for reporting their share of the Partnership’s taxable income or loss on their income tax returns. Accordingly, the Fund is not subject to Federal or State income taxes.

Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the investment portfolio and financial instruments pursuant to the Fund’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

Syndication Costs

Syndication costs (generally fees and expenses associated with fund raising) are deducted from partners’ capital as incurred.

Recently Issued Accounting Standards

In October 2008, the FASB amended ASC 820 with ASC 820-10-35-15A, Financial Assets in a Market That Is Not Active, to provide an illustrative example of how to determine the fair value of a financial asset in an inactive market. ASC 820-10-35-15A does not change the fair value measurement principles previously set forth. Since adopting ASC 820 in January 2008, the Fund’s practices for determining the fair value of its investment portfolio and financial instruments have been, and continue to be, consistent with the guidance provided in ASC 820-10-35-15A. Therefore, the Fund’s adoption of the update did not affect its practices for determining the fair value of its investment portfolio and financial instruments, and its adoption did not have a material effect on its financial position or results of operations.

In April 2009, the FASB amended ASC 820 and ASC 825 with ASC 820-10-35, Subsequent Measurement, and ASC 825-10-65, Transition and Open Effective Date Information. Both amendments are effective for reporting periods ending on or after June 15, 2009. Since adopting ASC 820 and ASC 825 in January 2008, the Fund’s practices for determining fair value and for disclosures about the fair value of its investment portfolio and financial instruments have been, and continue to be, consistent with the guidance provided in the amended pronouncements. Therefore, the Fund’s adoption of these updates did not affect its practices for determining the fair value of its investment portfolio and financial instruments, and its adoption did not have a material effect on its financial position or results of operations.

In May 2009, the FASB amended ASC 855, Subsequent Events with ASC 855-10-50, Disclosure, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC 855-10-50 includes a new required disclosure of the date through which an entity has evaluated subsequent events and is effective for interim periods or fiscal years ending after June 15, 2009. The Fund’s adoption of ASC 855-10-50 did not have a material effect on its financial position or results of operations.

In June 2009, the FASB issued ASC 105, Generally Accepted Accounting Principles, which became the single official source of authoritative, nongovernmental U.S. GAAP, other than rules and interpretive releases issued by the Securities and Exchange Commission. The Codification reorganized the literature and changed the naming mechanism by which topics are referenced. ASC 105 was effective for the Fund during its interim

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

period ended September 30, 2009. The Company’s accounting policies and amounts presented in the financial statements were not impacted by this change.

NOTE 3.	FAIR VALUE HIERARCHY:

In accordance with ASC 820, the Fund has categorized its portfolio investments, marketable securities and idle funds investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1)and the lowest priority to unobservable inputs (Level 3).

Portfolio investments, marketable securities and idle funds investments, recorded on the Fund’s balance sheet are categorized based on the inputs to the valuation techniques as follows:

Level 1 — Investments whose values are based on unadjusted quoted prices for identical assets in an active market that the Fund has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

Level 2 — Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

•	Quoted prices for similar assets in active markets (for example, investments in restricted stock);

•	Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

•	Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

•	Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

Level 3 — Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). The Fund conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

As of September 30, 2009, all of the Fund’s marketable securities and idle funds investments consisted primarily of investments in secured debt investments and certificates of deposit. The fair value determination for these investments primarily consisted of observable inputs. As a result, all of the Fund’s marketable securities and idle funds investments were categorized as Level 1 as of September 30, 2009, with a fair value of $8,271,411. For the years ended December 31, 2008 and 2007, the Fund had no investments categorized as marketable securities and idle funds investments.

As of September 30, 2009 and December 31, 2008 and 2007, all of the Fund’s core portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these core

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

investments primarily consisted of unobservable inputs. As a result, all of the Fund’s core portfolio investments were categorized as Level 3. The fair value determination of each portfolio investment required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

The following table provides a summary of changes in fair value of the Fund’s Level 3 portfolio investments for the nine months ended September 30, 2009 and for the year ended December 31, 2008:

					Net	Net
					Changes from	Unrealized
Type of	December 31, 2008	Accretion of	Redemptions/	New	Unrealized	Appreciation	September 30, 2009
Investment	Fair Value	Unearned Income	Repayments(1)	Investments(1)	to Realized	(Depreciation)	Fair Value

Debt	$56,457,409	$436,542	$(3,362,895)	$9,773,237	$(163,927)	$(8,208,063)	$54,932,303
Equity	6,494,179	—	—	333,336	(68,346)	1,495,885	8,255,054
Warrant	3,500,000	—	—	1,230,517	(349,500)	549,364	4,930,381

	$66,451,588	$436,542	$(3,362,895)	$11,337,090	$(581,773)	$(6,162,814)	$68,117,738

(1)	Includes the impact of non-cash conversions.

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

					Net	Net
					Changes from	Unrealized
Type of	December 31, 2007	Accretion of	Redemptions/	New	Unrealized	Appreciation	December 31, 2008
Investment	Fair Value	Unearned Income	Repayments(1)	Investments(1)	to Realized	(Depreciation)	Fair Value

Debt	$57,153,552	$996,918	$(16,464,056)	$17,994,888	$967,048	$(4,190,941)	$56,457,409
Equity	6,022,858	—	(240,000)	2,247,000	240,000	(1,775,679)	6,494,179
Warrant	2,386,887	—	(402,000)	638,032	140,000	737,081	3,500,000

	$65,563,297	$996,918	$(17,106,056)	$20,879,920	$1,347,048	$(5,229,539)	$66,451,588

(1)	Includes the impact of non-cash conversions.

NOTE 4.	PARTNERS’ CAPITAL CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS:

As of September 30, 2009 and December 31, 2008 and 2007, the Fund had received irrevocable commitments from investors to contribute capital up to $55,470,000. The members of the General Partner also made Limited Partner commitments to the Fund. Through December 31, 2008 and 2007, the Fund also has received funding from its capital commitments totaling $27,907,668, representing approximately 50% of private capital commitments.

Net profits and losses of the Fund are allocated to the General Partner and Limited Partners as follows:

1. Net Profits:

a. First, to the Partners to the extent and proportion of net losses allocated.

b. Second, any remaining amounts of net profits, 80% to the Limited Partners and 20% to the General Partner.

2. Net Losses:

a. First, to the Partners to the extent and in proportion to net profits previously allocated.

b. Second, the remaining amount of net losses to the Partners, in proportion to the positive balances in their respective capital accounts.

3. Not withstanding a) and b):

a. If the capital account of the General Partner or any Limited Partner is reduced to an amount equal to the aggregate capital contributions of such Partner, the balance of net losses will be allocated:

i. First, to the remaining capital accounts of the General Partner and Limited Partners in proportion to their respective positive capital accounts until their account balances have been reduced to zero.

ii. Second, to the General Partner.

b. If net losses have been allocated pursuant to 3.(a). above, any net profits that are required to be allocated after such special allocation of net losses as provided pursuant to 3.(a). will be allocated:

i. First, to the General Partner until the special allocation in 3.(a).ii. is reversed and eliminated.

ii. Second, to the General Partner and Limited Partners until the effect of any such special allocation of net losses has been reversed and eliminated.

The Fund is a licensed SBIC and may make distributions of cash and/or property only at such times as permitted by the SBIC Act and as determined under the Partnership Agreement. Under the Partnership Agreement, the General Partner is entitled to 20% of the Fund’s distributions, subject to a “clawback”

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

provision that requires the General Partner to return an amount of allocated profits and distributions to the Fund if, and to the extent that, distributions to the General Partner over the life of the Fund causes the limited partners of the Fund to receive cumulative distributions which are less than their share (approximately 80%) of the cumulative net profits of the Fund. As of September 30, 2009, the Fund had made distributions of $5,119,757.

NOTE 5.	MANAGEMENT AGREEMENT:

The Fund has a management agreement with the Investment Manager, an affiliate of the General Partner due to common management. The Investment Manager is 100% owned by Main Street Capital Corporation. The Investment Manager manages the day-to-day activities of the Fund. The Investment Manager pays normal operating expenses, except those specifically required to be borne by the Fund. The expenses paid by the Investment Manager include the cost of office space, equipment and personnel required for the Fund’s day-to-day operations. The expenses that are paid by the Fund include certain transaction costs incidental to the acquisition and disposition of investments, management fees to the Investment Manager, organizational costs, offering costs, SBIC leverage fees, certain insurance and accounting costs and other expenses as defined by the Partnership Agreement.

For the five year period following the SBIC license approval, as compensation for its services, the Fund will pay the Investment Manager each fiscal quarter in advance, 0.50% of the sum of i) the Fund’s Regulatory Capital, as defined, as of the first day of the fiscal quarter, ii) any Permitted Distribution as defined by the Partnership Agreement, and iii) for so long as the Fund is an SBIC, an assumed two tiers (two times) of SBIC Debenture leverage.

Following the initial five year period after SBIC license approval, the Fund will pay the Investment Manager, each fiscal quarter in advance, 0.50% of the Active Investments made by the Fund, as defined by the Partnership Agreement.

The Fund will not pay any management compensation with respect to any fiscal year in excess of the amount of management compensation approved by the U.S. Small Business Administration (SBA) and in conformance with the Partnership Agreement. The management fees for the years ended December 31, 2008 and 2007 were $3,325,200 and $2,556,300, respectively. The management fees for the nine months ended September 30, 2009 and 2008 were $2,493,900 for both respective periods. The fees for 2008 and 2007 exclude $0 and $526,050, respectively, which were voluntarily waived by the Investment Manager.

NOTE 6.	CONCENTRATIONS OF CREDIT RISK:

The Fund places its cash in financial institutions, and at times, such balances may be in excess of the FDIC limit.

NOTE 7.	SBIC DEBENTURES:

As described in Note 1, the Fund has issued SBIC Debentures through September 30, 2009 totaling $70,000,000. As of September 30, 2009, the fund has unused commitments from the SBA to draw down additional leverage in amounts up to $10,000,000, expiring September 30, 2012. The Fund paid a 1% fee for these commitments. The ability to draw on these commitments is contingent on the SBA’s approval of the leverage at each draw application and the Fund’s adherence to the SBIC regulations. The Fund is subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these SBA examinations.

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

SBIC Debentures payable at September 30, 2009 and at December 31, 2008 and 2007 consist of the following:

				Fixed
		Pooling	Maturity	Interest
	Amount	Date	Date	Rate

	$5,000,000	9/27/2006	9/1/2016	6.48%
	7,100,000	3/28/2007	3/1/2017	6.32%
	19,800,000	9/26/2007	9/1/2017	6.43%
	7,900,000	9/26/2007	9/1/2017	6.47%

Balance at December 31, 2007	39,800,000
	10,200,000	3/26/2008	3/1/2018	6.38%

Balance at December 31, 2008	50,000,000
	20,000,000	9/22/2009	9/1/2019	4.95%

Balance at September 30, 2009	$70,000,000

The stated fixed interest rates include an SBA annual charge on top of the prevailing market rates. SBIC Debentures are pooled twice a year, in March and September. Accordingly, the long-term interest rate of the fundings will be fixed on the applicable pooling date and the draws will bear a short term interim financing rate until the applicable pooling date.

SBIC Debentures provide for interest to be paid semi-annually. For the nine months ended September 30, 2009 and 2008, the Fund paid $3,530,817 and $2,748,644, respectively, of interest on the outstanding SBIC Debentures. In 2008 and 2007, the Fund paid $2,748,644 and $695,003, respectively, of interest on the outstanding SBIC Debentures. As of September 30, 2009, and as of December 31, 2008 and 2007, the weighted average interest rate on the SBIC Debentures was 6.0%, 6.4% and 6.4%, respectively.

NOTE 8.	BANK LINE OF CREDIT:

The Fund has a $5,000,000 unsecured revolving line of credit with a financial institution to bridge funding for investments. The annual interest rate for this line of credit is the prime rate plus 1%, with a maturity date in April 2010. For the nine months ended September 30, 2009 and 2008, the Fund paid interest and financing fees on the line of credit totaling $15,070 and $60,267, respectively. For the years ended December 31, 2008 and 2007, the Fund paid interest and financing fees on the line of credit totaling $66,587 and $96,389, respectively.

The line of credit is personally guaranteed by the controlling principals of the General Partner. As of September 30, 2009, the Fund had $0 outstanding balance on the line of credit. As of December 31, 2008 and 2007, the Fund had a $0 and $3,000,000, respectively, outstanding balance on the line of credit.

NOTE 9.	COMMITMENTS:

At September 30, 2009, the Fund had two outstanding commitments to fund unused revolving loans for up to $600,000 in total.

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

NOTE 10.	FINANCIAL HIGHLIGHTS:

	Nine Months Ended
	September 30,		Years Ended December 31,
	2009(1)	2008(1)	2008(1)	2007(1)

Net assets at end of period	$14,127,953	$22,829,820	$19,958,808	$24,625,572
Average net assets	17,043,381	23,727,696	22,292,190	23,437,511
Average outstanding debt	60,000,000	46,400,000	46,400,000	24,700,000
Ratio of total expenses, excluding interest expense, to average net assets(2)(3)	15.33%	11.08%	15.72%	11.56%
Ratio of total expenses to average net assets(2)(3)	32.49%	21.45%	30.61%	17.89%
Ratio of net investment income to average net assets(2)	6.75%	6.80%	10.23%	10.56%
Ratio of contributed capital to total capital commitments	50.31%	50.31%	50.31%	50.31%
Total return based on change in net asset value(4)(5)	(25.01)%	(3.84)%	(14.52)%	(2.60)%

(1)	The amounts reflected in the financial highlights above represent the combined general partner and limited partner amounts. See the Combined Statements of Changes in Members’ Equity and Partners’ Capital for additional information.

(2)	Not annualized.

(3)	The Investment Manager voluntarily waived $526,050 of management fees for the year ended December 31, 2007.

(4)	Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to members and partners during the period less capital contributions during the period, as divided by the beginning net asset value.

(5)	This ratio combines the total return for both the managing investors (the General Partner) and the non-managing investors (the Limited Partners).

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

NOTE 11.	INCOME TAXES:

The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and Limited Partners are responsible for reporting their share of the Partnership’s income or loss on their income tax returns. Listed below is a reconciliation of Net Increase (Decrease) in Members’ Equity and Partners’ Capital Resulting From Operations to taxable income for the nine months ended September 30, 2009 and 2008 and for the years ended December 31, 2008 and 2007:

	Nine Months Ended
	September 30,		Years Ended December 31,
	2009	2008	2008	2007

Net Increase (decrease) in net assets resulting from operations	$(4,990,855)	$(945,753)	$(3,576,762)	$(576,791)
Net Change in unrealized (appreciation) depreciation from investments	6,616,884	3,347,699	3,882,491	4,005,154
Accrual basis to cash basis adjustments:
Deferred debt origination fees included in taxable income	159,720	131,049	282,909	885,346
Accretion of unearned fee income for book income	(187,062)	(104,141)	(547,257)	(231,150)
Net Change in other assets	115,555	165,749	(96,496)	(445,081)
Net Change in interest payable	(789,293)	(469,762)	339,105	646,466
Portfolio company pass through taxable income (loss)	—	—	226,232	(590,720)
Other	(5,269)	(9,863)	(34,461)	(74,090)

Taxable Income	$919,680	$2,114,978	$475,761	$3,619,134

NOTE 12.	RELATED PARTY TRANSACTIONS:

The Fund co-invests with Main Street Capital Corporation and its subsidiaries (collectively, “MSCC”) in several investments. MSCC and the Fund are commonly managed by the Investment Manager. The co-investments among the Fund and MSCC were made at the same time and on the same terms and conditions. The co-investments were made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

As discussed further in Note 5 — Management Agreement, the Fund paid certain management fees to the Investment Manager during the nine months ended September 30, 2009 and 2008, and the years ended December 31, 2008 and 2007. The Investment Manager is managed by principals who also control the General Partner of the Fund.

The principals of the General Partner and their affiliates, collectively have invested $3,015,000 in the limited partnership interests of the Fund which represents a 5% limited partner interests and which includes an unfunded portion totaling $1,504,832.

NOTE 13.	SUBSEQUENT EVENTS:

During October 2009, the Fund sold its portfolio investment in Universal Scaffolding & Equipment, LLC (Universal), which was on non-accrual status as of September 30, 2009, for $1.8 million. The Fund had recorded unrealized depreciation as of September 30, 2009 on its Universal investment equal to the loss it realized on the sale in the fourth quarter of 2009.

MAIN STREET CAPITAL II, LP

Notes to Combined Financial Statements — (Continued)

In November 2009, the Fund completed a new portfolio investment in Drilling Info, Inc. (Drilling Info), a premier information service provider for the domestic upstream oil and gas industry. The Fund provided Drilling Info with debt financing in connection with its acquisition of a data service company that provides data products and web-enabled, decision-support applications to various users within the energy industry. The Fund’s $3.2 million investment in Drilling Info consists of a second lien, secured debt investment with an equity warrant participation representing an approximate 2% equity interest in Drilling Info.

During December 2009 and January 2010, the Fund made distributions to its limited partners totaling $1.1 million.

On January 7, 2010, MSCC consummated the transactions related to its formal offer (Exchange Offer) commenced on September 23, 2009 to exchange shares of its common stock for at least a majority of the limited partner interests of the Fund. The Exchange Offer was applicable to all Fund limited partner interests except for any limited partner interests owned by affiliates of MSCC, including any limited partner interests owned by officers or directors of MSCC. At the closing of the Exchange Offer, approximately 88% of the total dollar value of Fund limited partner interests were validly exchanged for 1,239,695 shares of MSCC common stock. A 12% minority ownership in the total dollar value of Fund limited partnership interests remains outstanding, including approximately 5% owned by affiliates of MSCC. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the General Partner were also transferred to MSCC for no consideration. In connection with the Exchange Offer, MSC II Equity Interests, LLC (MSEI II) was formed as a wholly owned subsidiary of the Fund. The Fund transferred to MSEI II certain equity investments in portfolio companies which are “pass through” entities for tax purposes. MSEI II has elected for tax purposes to be treated as a separate taxable entity and is taxed at normal corporate tax rates based on its taxable income.

The Fund has performed an evaluation of subsequent events through January 7, 2010, which is the date the financial statements were issued.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On January 7, 2010, Main Street Capital Corporation (“Main Street” or “MSCC”) consummated the transactions related to the Exchange Offer and issued 1,239,695 shares of its common stock in exchange for approximately 88% of the total dollar value of Main Street Capital II, LP (“MSC II”) limited partner interests. In connection with the Exchange Offer, Main Street also funded the remaining limited partner capital commitments for the purchased limited partner interests in order to conform with the U.S. Small Business Administration (“SBA”) regulatory requirements. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II were also transferred to Main Street for no consideration. As part of the Exchange Offer transactions, Main Street transferred certain equity investments in portfolio companies which are “pass through” entities for tax purposes into a wholly owned subsidiary that is treated as a separate taxable entity. The unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements of Main Street and the historical combined financial statements of MSC II and the general partner of MSC II, and the related footnotes to those financial statements.

The following unaudited pro forma condensed combined financial information and explanatory notes illustrate the effect of the Exchange Offer and related transactions on Main Street’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the acquisition method of accounting with Main Street treated as the acquirer. Under this method of accounting, the assets and liabilities of MSC II will be recorded by Main Street at their estimated fair values as of the date of the Exchange Offer. The unaudited pro forma condensed combined financial information of Main Street and MSC II reflects the unaudited condensed combined balance sheet as of September 30, 2009 and the unaudited condensed combined income statements for the year ended December 31, 2008 and the nine months ended September 30, 2009. The condensed combined balance sheet as of September 30, 2009 assumes the Exchange Offer and related transactions took place on that date. The condensed combined statements of income for the year ended December 31, 2008 and for the nine months ended September 30, 2009 assume the Exchange Offer and related transactions took place on January 1, 2008.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on investment income, earnings or cash flows, expense efficiencies, new investments or redeemed investments, and share issuances or repurchases, among other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary significantly from the final purchase price allocation determined subsequent to the Exchange Offer.

MAIN STREET CAPITAL CORPORATION

Pro Forma Condensed Combined Balance Sheet
Unaudited
September 30, 2009

	MSCC and
	Consolidated		Pro Forma
	Subsidiaries	MSC II	Adjustments		Pro Forma

Assets
Investments — core portfolio	$123,458,723	$68,117,738	$—		$191,576,461
Investment in affiliated Investment Manager	16,340,706	—	(13,959,139	)(1)	2,381,567
Marketable securities and idle funds investments	39,912,232	8,271,411	(12,000,000	)(8)	36,183,643
Cash and cash equivalents	8,216,699	5,420,353	(250,000	)(2)	36,287,052
			(1,100,000	)(9)
			24,000,000	(8)
Other assets	3,701,912	2,772,210	(2,076,898	)(3)	4,397,224

Total assets	$191,630,272	$84,581,712	$(5,386,037)		$270,825,947

Liabilities and Net Asset Value
SBIC debentures	$55,000,000	$70,000,000	$(16,459,247	)(3)	$108,540,753
Bank line of credit	—	—	12,000,000	(8)	12,000,000
Other liabilities	7,567,447	453,759	251,447	(4)	8,272,653

Total liabilities	62,567,447	70,453,759	(4,207,800)		128,813,406
Total net asset value (before noncontrolling interest)	129,062,825	14,127,953	(4,437,300	)(6)	138,753,478
Noncontrolling interest	—	—	3,259,063	(5)	3,259,063

Total net asset value	129,062,825	14,127,953	(1,178,237)		142,012,541

Total liabilities and net asset value	$191,630,272	$84,581,712	$(5,386,037)		$270,825,947

Net Asset Value Per Share (before noncontrolling interest)	$12.01				$11.57

MAIN STREET CAPITAL CORPORATION

Pro Forma Condensed Combined Income Statement
Unaudited
Year Ended December 31, 2008

	MSCC and
	Consolidated		Pro Forma
	Subsidiaries	MSC II	Adjustments		Pro Forma

Interest, fee and dividend income	$15,967,197	$8,962,776	$—		$24,929,973
Interest from marketable securities, idle funds and other	1,328,229	139,801	240,000	(11)	1,708,030

Total investment income	17,295,426	9,102,577	240,000		26,638,003

Interest	(3,777,919)	(3,319,480)	(360,000	)(11)	(7,292,222)
			165,177	(3)
General and administrative	(1,684,084)	(178,198)	—		(1,862,282)
Expenses reimbursed to affiliated Investment Manager	(1,006,835)	(3,325,200)	—		(4,332,035)
Share-based compensation	(511,452)	—	—		(511,452)

Total expenses	(6,980,290)	(6,822,878)	(194,823)		(13,997,991)

Net investment income	10,315,136	2,279,699	45,177		12,640,012
Net realized gain (loss)	1,397,494	(1,973,970)	—		(576,476)

Net realized income	11,712,630	305,729	45,177		12,063,536
Net unrealized depreciation — investment portfolio	(3,011,718)	(3,882,491)	—		(6,894,209)
Net unrealized depreciation — investment in affiliated Investment Manager	(949,374)	—	835,449	(12)	(113,925)
Income tax (provision) benefit	3,182,401	—	408,432	(4)	3,590,833
Bargain purchase gain	—	—	3,715,496	(6)(d)	3,715,496

Net increase (decrease) in net assets resulting from operations	10,933,939	(3,576,762)	5,004,554		12,361,731
Noncontrolling interest	—	—	360,378	(10)	360,378

Net increase (decrease) in net assets resulting from operations, net of noncontrolling interest	$10,933,939	$(3,576,762)	$5,364,932		$12,722,109

Net investment income per share, net of noncontrolling interest	$1.13				$1.20

Net realized income per share, net of noncontrolling interest	$1.29				$1.16

Net increase (decrease) in net assets resulting from operations per share, net of noncontrolling interest	$1.20				$1.23

Weighted average shares outstanding	9,095,904	—	1,239,695	(7)	10,335,599

MAIN STREET CAPITAL CORPORATION

Pro Forma Condensed Combined Income Statement
Unaudited
Nine Months Ended September 30, 2009

	MSCC and
	Consolidated		Pro Forma
	Subsidiaries	MSC II	Adjustments		Pro Forma

Interest, fee and dividend income	$10,380,048	$6,487,873	$—		$16,867,921
Interest from marketable securities, idle funds and other	1,314,045	200,186	135,000	(11)	1,649,231

Total investment income	11,694,093	6,688,059	135,000		18,517,152

Interest	(2,830,325)	(2,924,791)	(270,000	)(11)	(5,856,907)
			168,209	(3)
General and administrative	(1,061,928)	(118,219)	—		(1,180,147)
Expenses reimbursed to affiliated Investment Manager	(306,175)	(2,493,900)	—		(2,800,075)
Share-based compensation	(767,218)	—	—		(767,218)

Total expenses	(4,965,646)	(5,536,910)	(101,791)		(10,604,347)

Net investment income	6,728,447	1,151,149	33,209		7,912,805

Net realized gain	1,478,834	474,880	—		1,953,714

Net realized income	8,207,281	1,626,029	33,209		9,866,519
Net unrealized appreciation (depreciation) — investment portfolio	1,646,556	(6,616,884)	—		(4,970,328)
Net unrealized appreciation (depreciation) — investment in affiliated Investment Manager	(334,920)	—	715,412	(12)	380,492
Income tax (provision) benefit	789,564	—	(659,879	)(4)	129,685

Net increase (decrease) in net assets resulting from operations	10,308,481	(4,990,855)	88,742		5,406,368
Noncontrolling interest	—	—	657,903	(10)	657,903

Net increase (decrease) in net assets resulting from operations, net of noncontrolling interest	$10,308,481	$(4,990,855)	$746,645		$6,064,271

Net investment income per share, net of noncontrolling interest	$0.69				$0.70

Net realized income per share, net of noncontrolling interest	$0.84				$0.88

Net increase (decrease) in net assets resulting from operations per share, net of noncontrolling interest	$1.05				$0.55

Weighted average shares outstanding	9,788,226	—	1,239,695	(7)	11,027,921

MAIN STREET CAPITAL CORPORATION

PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment(a)(b)	Industry	Principal(f)	Cost(f)	Fair Value

Control Investments(c)
Advantage Millwork Company, Inc.	Manufacturer/Distributor of Wood Doors
12% Secured Debt (Maturity — February 5, 2012)		$7,666,667	$7,402,554	$4,850,000
Warrants (Fully diluted 30.5%)			244,560	—

			7,647,114	4,850,000
Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity — April 20, 2011)		2,625,000	2,610,188	2,625,000
Member Units(g) (Fully diluted 42.3%)			41,837	1,390,000

			2,652,025	4,015,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and Records Management
12% Secured Debt (Maturity — October 17, 2013)		2,303,000	1,913,621	2,080,908
Common Stock (Fully diluted 9.8%)			637,000	1,225,000
Warrants (Fully diluted 19.6%)			392,000	1,845,667

			2,942,621	5,151,575
CBT Nuggets, LLC	Produces and Sells IT Certification Training Videos
14% Secured Debt (Maturity — December 31, 2013)		2,800,000	2,735,525	2,800,000
10% Secured Debt (Maturity — March 31, 2012)		1,525,000	1,525,000	1,525,000
10% Secured Debt (Maturity — March 31, 2010)		100,000	100,000	100,000
Member Units(g) (Fully diluted 40.8%)			499,200	2,316,667

			4,859,725	6,741,667
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
14% Secured Debt (Maturity — May 31, 2013)		4,000,000	3,950,539	3,950,539
Class B Member Units (Non-voting)			262,503	262,503
Member Units (Fully diluted 70.0%)			2,000,000	1,850,000

			6,213,042	6,063,042
Condit Exhibits, LLC	Tradeshow Exhibits/Custom Displays
13% current / 5% PIK Secured Debt (Maturity — July 1, 2013)		4,123,076	4,067,336	4,067,336
Warrants (Fully diluted 46.9%)			500,000	50,000

			4,567,336	4,117,336
Gulf Manufacturing, LLC	Industrial Metal Fabrication
Prime plus 1% Secured Debt (Maturity — August 31, 2012)		3,000,000	2,981,330	3,000,000
13% Secured Debt (Maturity — August 31, 2012)		3,000,000	2,798,768	2,950,000
Member Units(g) (Fully diluted 46.0%)			1,180,000	5,900,000
Warrants (Fully diluted 21.0%)			400,000	2,700,000

			7,360,098	14,550,000
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
13% Secured Debt (Maturity — January 31, 2011)		1,100,000	1,076,519	1,076,519
Member Units(g) (Fully diluted 59.2%)			550,000	1,120,000

			1,626,519	2,196,519
Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		2,995,244	2,953,861	2,953,861
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		350,000	337,667	337,667
Member Units (Fully diluted 85.1%)			4,100,000	6,620,000

			7,391,528	9,911,528
Indianapolis Aviation Partners, LLC	FBO / Aviation Support Services
12% Secured Debt (Maturity — September 15, 2014)		4,700,000	4,236,499	4,236,499
Warrants (Fully diluted 30.2%)			1,129,285	1,129,285

			5,365,784	5,365,784

MAIN STREET CAPITAL CORPORATION

PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment(a)(b)	Industry	Principal(f)	Cost(f)	Fair Value

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		2,610,000	2,591,211	2,612,167
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		2,628,087	2,585,488	2,630,686
Member Units(g) (Fully diluted 60.8%)			940,000	725,000

			6,116,699	5,967,853
Mid-Columbia Lumber Products, LLC	Specialized Lumber Products
Prime Plus 1% Secured Debt (Maturity — June 30, 2010)		375,000	372,500	372,500
12% Secured Debt (Maturity — December 18, 2011)		3,900,000	3,690,378	3,690,378
Member Units (Fully diluted 26.7%)			500,000	300,000
Warrants (Fully diluted 25.5%)			250,000	290,000

			4,812,878	4,652,878
NAPCO Precast, LLC	Precast Concrete Manufacturing
18% Secured Debt (Maturity — February 1, 2013)		5,923,077	5,832,742	5,923,076
Prime Plus 2% Secured Debt (Maturity — February 1, 2013)(h)		3,384,615	3,360,369	3,384,616
Member Units(g) (Fully diluted 35.3%)			2,020,000	5,120,000

			11,213,111	14,427,692
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
12% Secured Debt (Maturity — April 1, 2013)		10,570,000	10,489,530	10,489,530
Common Stock (Fully diluted 48.0%)			1,500,000	650,000

			11,989,530	11,139,530
Quest Design & Production, LLC	Design and Fabrication of Custom Display Systems
Prime plus 2% Secured Debt (Maturity — June 30, 2014)		60,000	60,000	60,000
10% Secured Debt (Maturity — June 30, 2014)		600,000	465,060	600,000
0% Secured Debt (Maturity — June 30, 2014)		2,060,000	2,060,000	1,460,000
Warrants (Fully diluted 40.0%)			1,595,858	—
Warrants (Fully diluted 20.0%)			40,000	—

			4,220,918	2,120,000
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
9% Secured Debt (Maturity — October 2, 2013)		200,000	198,459	198,459
12% Secured Debt (Maturity — October 2, 2013)		5,000,000	4,775,870	4,775,870
Warrants (Fully diluted 29.7%)			695,943	394,000
Warrants (Fully diluted 17.4%)			200,000	229,000

			5,870,272	5,597,329
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration Products and Services
13% current / 5% PIK Secured Debt (Maturity — September 25, 2014)		5,504,583	5,416,242	5,416,242
Prime plus 2% Secured Debt (Maturity — September 25, 2014)(h)		1,750,000	1,736,289	1,736,289
Warrants (Fully diluted 50.0%)			1,000,000	1,000,000

			8,152,531	8,152,531
Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding and Shoring Equipment
Prime plus 1% Secured Debt (Maturity — August 17, 2012)(h)		2,590,270	2,572,911	2,572,911
13% current / 5% PIK Secured Debt (Maturity — August 17, 2012)		10,391,311	10,255,783	65,422
Member Units (Fully diluted 57.1%)			3,052,502	—

			15,881,196	2,638,333

MAIN STREET CAPITAL CORPORATION

PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment(a)(b)	Industry	Principal(f)	Cost(f)	Fair Value

Uvalco Supply, LLC	Farm and Ranch Supply
Member Units(g) (Fully diluted 39.6%)			905,743	1,390,000

Vision Interests, Inc.	Manufacturer/Installer of Commercial Signage
13% Secured Debt (Maturity — June 5, 2012)		9,400,000	9,027,078	8,050,000
Common Stock (Fully diluted 22.3%)			930,000	—
Warrants (Fully diluted 28.0%)			400,000	—

			10,357,078	8,050,000
Ziegler’s NYPD, LLC	Casual Restaurant Group
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(h)		1,000,000	991,650	991,650
13% current / 5% PIK Secured Debt (Maturity — October 1, 2013)		4,680,906	4,615,670	4,615,670
Warrants (Fully diluted 47.6%)			600,000	600,000

			6,207,320	6,207,320
Other			1,964,785	1,964,787

Subtotal Control Investments			138,317,853	135,270,704

MAIN STREET CAPITAL CORPORATION

PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment(a)(b)	Industry	Principal(f)	Cost(f)	Fair Value

Affiliate Investments(d)
American Sensor Technologies, Inc.	Manufacturer of Commercial/Industrial Sensors
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)(h)		3,800,000	3,800,000	3,800,000
Warrants (Fully diluted 19.6%)			49,990	820,000

			3,849,990	4,620,000
Audio Messaging Solutions, LLC	Audio Messaging Services
12% Secured Debt (Maturity — May 8, 2014)		5,684,000	5,264,024	5,264,024
Warrants (Fully diluted 8.4%)			358,400	633,333

			5,622,424	5,897,357
Carlton Global Resources, LLC	Processor of Industrial Minerals
13% PIK Secured Debt (Maturity — November 15, 2011)		11,979,859	11,598,100	—
Member Units (Fully diluted 21.3%)			1,000,000	—

			12,598,100	—
Compact Power Equipment Centers, LLC	Light to Medium Duty Equipment Rental
12% Secured Debt (Maturity — September 23, 2014)		529,412	534,026	534,026
Member Units (Fully diluted 11.5%)			1,147	1,147

			535,173	535,173
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			200,000	569,231

Houston Plating & Coatings, LLC	Plating & Industrial Coating Services
Prime plus 2% Secured Debt (Maturity — July 19, 2011)		100,000	100,000	100,000
Prime plus 2% Secured Debt (Maturity — July 18, 2013)		200,000	200,000	200,000
Member Units(g) (Fully diluted 11.1%)			335,000	3,165,000

			635,000	3,465,000
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
14% Secured Debt (Maturity — January 23, 2011)		5,250,000	5,110,545	5,110,545
8% Secured Debt (Maturity — March 1, 2010)		250,000	250,000	250,000
8% Secured Debt (Maturity — March 31, 2010)		600,000	600,000	600,000
Member Units(g) (Fully diluted 19.3%)			250,000	360,000

			6,210,545	6,320,545
Laurus Healthcare, LP	Healthcare Facilities / Services
13% Secured Debt (Maturity — May 7, 2012)		2,275,000	2,275,000	2,275,000
Warrants (Fully diluted 17.5%)			105,000	4,400,000

			2,380,000	6,675,000
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
Prime Plus 1% Secured Debt (Maturity — August 22, 2012)(h)		1,233,333	1,225,742	1,225,742
14% Secured Debt (Maturity — August 22, 2012)		1,600,000	1,545,081	1,545,081
Warrants (Fully diluted 15.0%)			50,000	50,000

			2,820,823	2,820,823

MAIN STREET CAPITAL CORPORATION

PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment(a)(b)	Industry	Principal(f)	Cost(f)	Fair Value

National Trench Safety, LLC	Trench & Traffic Safety Equipment
10% PIK Debt (Maturity — April 16, 2014)		435,966	435,968	435,968
Member Units (Fully diluted 11.7%)			1,792,308	1,910,000

			2,228,276	2,345,968
Olympus Building Services, Inc.	Custodial/Facilities Services
12% Secured Debt (Maturity — March 27, 2014)		3,150,000	2,863,776	3,050,000
Warrants (Fully diluted 22.5%)			250,000	666,667

			3,113,776	3,716,667
Pulse Systems, LLC	Manufacturer of Components for Medical Devices
Warrants (Fully diluted 7.4%)			132,856	450,000

Schneider Sales Management, LLC	Sales Consulting and Training
13% Secured Debt (Maturity — October 15, 2013)		3,300,000	3,196,337	3,196,337
Warrants (Fully diluted 20.0%)			75,000	—

			3,271,337	3,196,337
Walden Smokey Point, Inc.	Specialty Transportation/Logistics
14% current / 4% PIK Secured Debt (Maturity — December 30, 2013)		8,243,555	8,101,727	8,101,727
Common Stock (Fully diluted 12.6%)			1,000,000	1,500,000

			9,101,727	9,601,727
WorldCall, Inc.	Telecommunication/Information Services
13% Secured Debt (Maturity — April 22, 2011)		646,225	644,638	644,638
Common Stock (Fully diluted 9.9%)			296,631	100,000

			941,269	744,638

Subtotal Affiliate Investments			53,641,296	50,958,466

MAIN STREET CAPITAL CORPORATION

PRO FORMA COMBINED SCHEDULE OF CORE PORTFOLIO INVESTMENTS
September 30, 2009
(Unaudited)

		Pro Forma
Portfolio Company/Type of Investment(a)(b)	Industry	Principal(f)	Cost(f)	Fair Value

Non-Control/Non-Affiliate Investments(e):
Hayden Acquisition, LLC	Manufacturer of Utility Structures
8% Secured Debt (Maturity — August 9, 2010)		1,800,000	1,781,303	360,000

Support Systems Homes, Inc.	Manages Substance Abuse Treatment Centers
15% Secured Debt (Maturity — August 21, 2018)		576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty Cutting Tools and Punches
7% Secured Debt (Maturity — November 30, 2009)		1,060,000	1,059,411	1,059,411
13.5% Secured Debt (Maturity — January 16, 2015)		3,350,000	3,307,580	3,351,280

			4,366,991	4,410,691

Subtotal Non-Control/Non-Affiliate Investments			6,724,894	5,347,291

Total Core Portfolio Investments, September 30, 2009			$198,684,043	$191,576,461

(a)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(b)	See Note D for summary geographic location of portfolio companies.

(c)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(d)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(e)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(f)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income. Cost of assets acquired in the Exchange Offer is reflected herein at historical cost and does not reflect any adjustments that may be required in accordance with Accounting Standards Codification 805, Business Combinations.

(g)	Income producing through payment of dividends or distributions.

(h)	Subject to contractual minimum interest rates.

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)

NOTE A:	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial information of Main Street and MSC II reflects the unaudited pro forma condensed combined balance sheet as of September 30, 2009 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2008 and the nine months ended September 30, 2009. Main Street issued 1,239,695 shares of its common stock in exchange for approximately 88% of the total dollar value of MSC II limited partner interests, representing a purchase price of approximately $19.9 million. The purchase price was calculated based upon a price of Main Street common stock of $16.08 per share at closing of the Exchange Offer. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II were also transferred to Main Street for no consideration.

The Exchange Offer will be accounted for as an acquisition of MSC II by Main Street in accordance with the acquisition method of accounting as detailed in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 805, Business Combinations (“ASC 805”). The fair value of the consideration paid is allocated to the assets acquired and liabilities assumed based on their fair values as of the date of acquisition. As described in more detail in ASC 805, goodwill, if any, is recognized as of the acquisition date, for the excess of the consideration transferred over the fair value of identifiable net assets acquired. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess is recognized as a bargain purchase gain. In connection with the Exchange Offer, the estimated fair value of the MSC II net assets acquired is anticipated to exceed the stock consideration issued, resulting in a bargain purchase gain that will be recorded by Main Street in the period in which the Exchange Offer is completed.

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, Main Street is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to Main Street. Main Street’s financial statements include the accounts of Main Street Mezzanine Fund, LP (the “Fund”), its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), and Main Street Equity Interests, Inc. (“MSEI”). Main Street’s wholly owned subsidiary, Main Street Capital Partners, LLC (the “Investment Manager”), is accounted for as a portfolio investment, since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for entities other than Main Street. All intercompany balances and transactions have been eliminated in consolidation.

Main Street will determine the value of the assets acquired under the guidance of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). Under ASC 820, investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company’s historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for these investments estimate the value of the investment if it were to sell, or exit, the

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements — (Continued)
(Unaudited)

investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street’s ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. The fair value determination of each portfolio investment will require one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

ASC 820 classifies the inputs used to measure fair value into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 — Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

Level 2 — Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

•	Quoted prices for similar assets in active markets (for example, investments in restricted stock);

•	Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

•	Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements — (Continued)
(Unaudited)

•	Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

Level 3 — Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Changes in the observability of valuation inputs may result in a reclassification for certain investments. All of the core portfolio investments held by Main Street and MSC II are level 3 assets.

Main Street will determine the value of the SBIC debentures assumed upon closing of the Exchange Offer by adopting the fair value option provisions of ASC 825, Financial Instruments, relating to accounting for debt obligations at their fair value. Main Street will use the income approach to determine the fair value of the SBIC debentures based on the discounted future interest and principal payments that will be made on the SBIC debt facility.

The unaudited pro forma condensed combined financial information includes preliminary estimated adjustments to record the assets and liabilities of MSC II at their respective estimated fair values and represents Main Street’s estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the Exchange Offer is completed and after completion of a final analysis to determine the estimated fair values of MSC II’s assets and liabilities. Accordingly, the final purchase accounting adjustments may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets and other items related to MSC II as compared to the information shown in this document may change the amount of the purchase price recognized as a bargain purchase gain in accordance with ASC 805.

The unaudited pro forma condensed combined financial information presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Exchange Offer been completed at the beginning of the applicable period presented, nor the impact of possible business model changes as a result of current market conditions which may impact investment income, earnings or cash flows, expense efficiencies, new investments or redeemed investments, share issuances or repurchases and other factors. Additionally, the unaudited pro forma condensed combined financial information is not indicative of the results of operations in future periods or the future financial position of the combined company.

NOTE B:	PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed combined financial information for the Exchange Offer includes the unaudited pro forma condensed combined balance sheet as of September 30, 2009 assuming the Exchange Offer and related transactions were completed on September 30, 2009. The unaudited pro forma condensed combined income statements for the year ended December 31, 2008 and for the nine months ended September 30, 2009, were prepared assuming the Exchange Offer and related transactions were completed on January 1, 2008.

The unaudited pro forma condensed combined financial information reflects the issuance of approximately 1.2 million shares of Main Street common stock in connection with the Exchange Offer.

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements — (Continued)
(Unaudited)

The Exchange Offer will be accounted for using the acquisition method of accounting under ASC 805. Accordingly, Main Street will aggregate the value of the stock consideration issued to acquire the majority of the limited partner interests in MSC II with the fair value of the noncontrolling limited partner interests in MSC II. Main Street will then compare the total value of the stock consideration issued and noncontrolling interest value against the fair value of MSC II’s identifiable assets and liabilities as summarized in the following table:

Value of the stock consideration issued for limited partner interests acquired	$19,934,296
Fair value of noncontrolling limited partner interests	3,259,063

Total stock consideration and noncontrolling interest value	23,193,359
Fair value of MSC II assets and liabilities:
Cash and marketable securities (net of distribution to limited partners)	12,591,764
Debt investments acquired at fair value	54,932,303
Equity investments acquired at fair value	13,185,435
Other assets	695,312
SBIC debt at fair value	(53,540,753)
Tax liability assumed	(251,447)
Other liabilities	(453,759)

Total fair value of MSC II net assets	27,158,855

Bargain purchase gain	3,965,496
Estimated transaction costs associated with the Exchange Offer and expensed in the period incurred	(250,000)

Bargain purchase gain, net of estimated transaction costs	$3,715,496

NOTE C:	PRELIMINARY PRO FORMA ADJUSTMENTS

(1)	Represents the non-cash reduction to the Investment in affiliated Investment Manager to only reflect the remaining discounted value of future net cash flows from third party management fees not attributable to Main Street entities and from management fees attributable to interests in MSC II not owned by Main Street.

Investment in affiliated Investment Manager at September 30, 2009	$16,340,706
Less: discounted future cash flows for management fees not attributable to Main Street entities	(478,048)

Discounted future cash flows for management fees attributable to MSC II	15,862,658
Remaining noncontrolling interest percentage	12%
Remaining value of Investment Manager related to noncontrolling interests in MSC II	1,903,519

Adjustment required to reduce value of Investment Manager for management fees attributable to purchased interests in MSC II	$13,959,139

(2)	Represents the estimated transaction costs associated with the Exchange Offer, including external audit fees, financial advisory fees, and legal expenses.

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements — (Continued)
(Unaudited)

(3)	Represents the write off of deferred financing costs including the elimination of amortizing these costs to interest expense, and the fair value adjustment to the MSC II SBIC debentures associated with the option to elect fair value accounting under ASC 825 for the acquired MSC II SBIC debentures.

(4)	Represents the impact of timing differences related to net unrealized gains on certain MSC II equity investments placed in a wholly owned taxable subsidiary.

(5)	Represents estimated fair value for the MSC II limited partner interests not acquired in the Exchange Offer.

(6)	Net Asset Value Adjustments:

Exchange Offer stock consideration	$19,934,296	(a)
MSC II historical Net Asset Value	(14,127,953	)(b)
Adjustment to investment in affiliated Investment Manager	(13,959,139	)(c)
Bargain Purchase Gain	3,715,496	(d)

Total Net Asset Value Adjustments	$(4,437,300)

(a)	Represents the value of Main Street stock issued in the Exchange Offer for the MSC II limited partners interests acquired.

(b)	Eliminate the historical net asset value of MSC II.

(c)	Represents the non-cash impact on investment in affiliated Investment Manager. See Note (1) above.

(d)	Represents the excess of the fair value of net assets acquired over the value of Main Street stock issued in the Exchange Offer plus the fair value of the noncontrolling limited partner interests. See Note B for the preliminary bargain purchase gain calculation.

(7)	Weighted average shares outstanding have been adjusted to reflect the following :

		Nine Months
	Year Ended	Ended
	December 31,	September 30,
	2008	2009

Main Street weighted average shares outstanding	9,095,904	9,788,226
Estimated shares issued in connection with the Offer Exchange (reflected as outstanding for all periods presented)	1,239,695	1,239,695

Main Street adjusted weighted average shares outstanding	10,335,599	11,027,921

(8)	Liquidation of $12 million in Main Street marketable securities, and a draw of $12 million under Main Street’s investment credit facility in order to fund the MSC II capital commitments for limited partner interests purchased by Main Street to comply with SBA regulatory requirements.

(9)	Estimated MSC II distribution to limited partners.

(10)	Represents the net losses of MSC II attributable to the noncontrolling limited partner interests not purchased by Main Street in the Exchange Offer.

(11)	Represents the increase in interest expense from the $12 million draw under Main Street’s investment credit facility, partially offset by estimated interest income on the drawn funds. See Note (8) above.

(12)	Represents the decrease in unrealized depreciation as a result of the non-cash reduction to the Investment in affiliated Investment Manager. See Note (1) above.

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements — (Continued)
(Unaudited)

NOTE D:	PORTFOLIO COMPOSITION

As of September 30, 2009, the pro forma combined core investment portfolio reflects debt and equity investments in 39 core portfolio companies with an aggregate fair value of $191,576,461 and a weighted average effective yield on its debt investments of approximately 14.1%. Approximately 83% of the pro forma combined core portfolio investments at cost were in the form of debt investments and 92% of such debt investments at cost were secured by first priority liens on the assets of the portfolio companies as of September 30, 2009. At September 30, 2009, the pro forma combined core investment portfolio reflects equity ownership in approximately 92% of the core portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 35%. The weighted average yields were computed using the effective interest rates for all debt investments at September 30, 2009, including amortization of deferred debt origination fees and accretion of original issue discount but excluding any debt investments on non-accrual status.

Summaries of the composition of the pro forma combined core investment portfolio at cost and fair value as a percentage of total core portfolio investments are shown in the following table:

September 30,
Cost:	2009

First lien debt	76.4%
Equity	12.5%
Second lien debt	6.4%
Equity warrants	4.7%

100.0%

September 30,
Fair Value:	2009

First lien debt	65.5%
Equity	17.2%
Equity warrants	10.6%
Second lien debt	6.7%

100.0%

The following table shows the pro forma combined core portfolio composition by geographic region of the United States at cost and fair value as a percentage of total core portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

September 30,
Cost:	2009

Southwest	42.0%
West	34.5%
Southeast	14.2%
Midwest	5.8%
Northeast	3.5%

100.0%

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements — (Continued)
(Unaudited)

September 30,
Fair Value:	2009

Southwest	50.8%
West	30.7%
Southeast	8.0%
Midwest	6.1%
Northeast	4.4%

100.0%

The core portfolio investments of both Main Street and MSC II are generally in lower middle-market companies conducting business in a variety of industries. Set forth below are tables showing the composition of the pro forma combined core portfolio investments by industry at cost and fair value:

September 30,
Cost:	2009

Industrial equipment	14.0%
Custom wood products	10.6%
Professional services	9.6%
Retail	8.5%
Electronics manufacturing	7.2%
Metal fabrication	6.7%
Mining and minerals	6.3%
Transportation/Logistics	6.0%
Precast concrete manufacturing	5.6%
Restaurant	4.5%
Industrial services	4.4%
Agricultural services	3.7%
Manufacturing	3.1%
Health care services	3.0%
Health care products	2.3%
Governmental services	1.6%
Equipment rental	1.4%
Infrastructure products	0.9%
Information services	0.5%
Distribution	0.1%

100.0%

MAIN STREET CAPITAL CORPORATION

Notes to Pro Forma Condensed Combined Financial Statements — (Continued)
(Unaudited)

September 30,
Fair Value:	2009

Professional services	11.1%
Metal fabrication	10.5%
Retail	8.9%
Custom wood products	8.2%
Precast concrete manufacturing	7.5%
Industrial equipment	7.2%
Transportation/Logistics	6.8%
Electronics manufacturing	6.6%
Health care services	6.5%
Industrial services	6.1%
Restaurant	5.3%
Agricultural services	5.2%
Manufacturing	3.3%
Health care products	2.5%
Governmental services	1.9%
Equipment rental	1.5%
Information services	0.4%
Distribution	0.3%
Infrastructure products	0.2%

100.0%

PROSPECTUS

$300,000,000

Main Street Capital Corporation

Common Stock

We may offer, from time to time, up to $300,000,000 of our common stock, $0.01 par value per share, in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. On June 17, 2008, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual stockholders meeting. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

We are a principal investment fund focused on providing customized debt and equity financing to lower middle-market companies that operate in diverse industries. We seek to fill the current financing gap for lower middle-market businesses, which have limited access to financing from commercial banks and other traditional sources.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “MAIN.” On April 23, 2009, the last reported sale price of our common stock on the Nasdaq Global Select Market was $11.70 per share.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 10 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2009

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.”

Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007, for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” The Fund is licensed as a Small Business Investment Company (“SBIC”) by the United States Small Business Administration (“SBA”) and the Investment Manager acts as the Fund’s manager and investment adviser. The Investment Manager also acts as the manager and investment adviser to Main Street Capital II, LP (“MSC II”), a privately owned, affiliated SBIC which commenced investment operations in January 2006. MSCC did not acquire any interest in MSC II in connection with the Formation Transactions and currently does not hold any equity interest in MSC II. Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our” and “Main Street” refer to the Fund and the General Partner prior to the IPO and to MSCC and its subsidiaries, including the Fund and the General Partner, subsequent to the IPO.

Main Street

We are a principal investment firm focused on providing customized financing solutions to lower middle-market companies, which we generally define as companies with annual revenues between $10 million and $100 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our investments generally range in size from $2 million to $15 million. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

Our investments are made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment we have made. MSCC and the Fund share the same investment strategies and criteria in the lower middle-market, although they are subject to different regulatory regimes. See “Regulation.” An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.

We typically seek to work with entrepreneurs, business owners and management teams to provide customized financing for strategic acquisitions, business expansion and other growth initiatives, ownership transitions and recapitalizations. In structuring transactions, we seek to protect our rights, manage our risk and create value by: (i) providing financing at lower leverage ratios; (ii) generally taking first priority liens on assets; and (iii) providing significant equity incentives for management teams of our portfolio companies. We seek to avoid competing with other capital providers for transactions because we believe competitive transactions often have execution risks and can result in potential conflicts among creditors and lower returns due to more aggressive valuation multiples and higher leverage ratios.

As of December 31, 2008, Main Street had debt and equity investments in 31 portfolio companies. Approximately 84% of our total portfolio investments at cost, excluding our 100% equity interest in the Investment Manager, were in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on the assets of our portfolio companies. As of December 31, 2008, Main Street had a weighted average effective yield on its debt investments of 14%. Weighted average yields are computed using the effective interest rates for all debt investments at December 31, 2008, including amortization of deferred debt origination fees and accretion of original issue discount. At December 31, 2008, we had equity ownership in approximately 94% of our portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 25%.

You should be aware that investments in the lower middle-market carry a number of risks including, but not limited to, investing in companies which have a limited operating history and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see “Risk Factors — Risks Related to Our Investments” for a more complete discussion of the risks involved with investing in the lower middle-market.

Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

Business Strategies

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

•	Delivering Customized Financing Solutions. We believe our ability to provide a broad range of customized financing solutions to lower middle-market companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

•	Focusing on Established Companies in the Lower Middle-Market. We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building management or are in the early stages of building a revenue base. In addition, established lower middle-market companies generally provide opportunities for capital appreciation.

•	Leveraging the Skills and Experience of Our Investment Team. Our investment team has significant experience in lending to and investing in lower middle-market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include seven certified public accountants and one chartered financial analyst. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional and complex structures.

•	Investing Across Multiple Industries. We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions and industries.

•	Capitalizing on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of referral sources for investments in lower middle-market companies. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

•	Benefiting from Lower Cost of Capital. The Fund’s SBIC license has allowed it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Fund, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Fund represents a stable, long-term component of our capital structure.

Investment Criteria

Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

•	Proven Management Team with Meaningful Financial Commitment. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Established Companies with Positive Cash Flow. We seek to invest in established companies in the lower middle-market with sound historical financial performance. We typically focus on companies that have historically generated EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of $1.0 million to $10.0 million and commensurate levels of free cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible Competitive Advantages/Favorable Industry Position. We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

•	Exit Alternatives. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment from internally generated cash flow and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Formation Transactions

As part of the Formation Transactions, the Investment Manager, which employs all of the executive officers and other employees of MSCC, became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since the Investment Manager is not a registered investment company and since it conducts a significant portion of its investment management activities for MSC II, a separate SBIC fund in which MSCC does not have an equity interest. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement, paid quarterly, which currently total $3.3 million per year. The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by MSCC and approved, in good faith, by MSCC’s Board of Directors. MSCC’s valuation of the Investment Manager is based upon the discounted net cash flows from third party recurring investment managers fees. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from all related parties (including MSCC) but include the management fees from MSC II and an estimated allocation of costs related to providing services to MSC II. For more information on the Investment Manager, see “Note D — Wholly Owned Investment Manager” to our consolidated financial statements.

In connection with the Formation Transactions, MSCC entered into a support services agreement with the Investment Manager. The agreement requires the Investment Manager to manage the day-to-day operational and investment activities of Main Street. The Investment Manager generally incurs all normal operating and administrative expenses, except those specifically required to be borne by MSCC, which principally include costs that are specific to MSCC’s status as a publicly traded entity. The expenses paid by the Investment

Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for Main Street’s day-to-day operations.

The Investment Manager is reimbursed for its expenses associated with providing operational and investment management services to MSCC and its subsidiaries. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less amounts the Investment Manager receives from MSC II pursuant to a separate investment advisory services agreement. Based on this separate investment advisory services agreement, MSC II paid the Investment Manager approximately $3.3 million in 2008 for these services.

The IPO involved the public offering and sale of 4,300,000 shares of our common stock, including shares sold upon the underwriters’ exercise of the over-allotment option, at a price to the public of $15.00 per share of our common stock, resulting in net proceeds to us of approximately $60.2 million, after deducting underwriters’ commissions totaling approximately $4.3 million. As a result of the IPO and the Formation Transactions described above, we are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the net operating costs associated with employing investment and portfolio management professionals through the Investment Manager.

Immediately following the completion of the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was created as a wholly-owned consolidated subsidiary of MSCC to hold certain of our portfolio investments. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of MSEI may differ from its book income due to deferred tax timing differences as well as permanent differences.

We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. On June 4, 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief.

The Offering

We may offer, from time to time, up to $300,000,000 of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the consent of the majority of our common stockholders (which we received from our stockholders at our June 17, 2008 annual stockholders meeting, for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual stockholders meeting) or (ii) under such other circumstances as the SEC may permit. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding the offering of our common stock:

Use of proceeds	We intend to use all of the net proceeds from selling our common stock to make investments in lower middle-market companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, pay our operating expenses and dividends to our stockholders and for general corporate purposes. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our BDC election and our election to be taxed as a regulated investment company (“RIC”). See “Use of Proceeds.”

Nasdaq Global Select Market symbol	“MAIN”

Dividends	We have paid quarterly, but, beginning in the fourth quarter of 2008, will pay monthly, dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board of Directors.

Taxation	MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare dividends, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Risk factors	Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

• The current state of the economy and financial markets increases the liklihood of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

• Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

• Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

• We may face increasing competition for investment opportunities.

• We have a limited operating history as a BDC and as a RIC.

• Regulations governing our operation as a BDC will affect our ability to, and the way in which we raise additional capital.

• Our wholly-owned subsidiary, the Fund, is licensed by the SBA, and therefore subject to SBIC regulations.

• Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

  • We, through the Fund, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Fund that are superior to the claims of our common stockholders.

• We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

• We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

• Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

• Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

• Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:

  • may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  • may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

  • are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  • generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  • generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

• Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

• We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

• Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

• We may be unable to invest a significant portion of the net proceeds from an offering on acceptable terms, which could harm our financial condition and operating results.

• The market price of our common stock may be volatile and fluctuate significantly.

See “Risk Factors” beginning on page 10 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Available Information	We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the “Exchange Act.” You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Main Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses	—	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	6.3	%(5)
Interest payments on borrowed funds	2.8	%(6)
Total annual expenses	9.1	%(7)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct on offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Operating expenses include the expenses of the Investment Manager as if it were consolidated with MSCC for accounting purposes, including expenses incurred by the Investment Manager in managing MSC II pursuant to an investment advisory services agreement between the Investment Manager and MSC II and other third party consulting arrangements. Based on this investment advisory services agreement, MSC II paid the Investment Manager approximately $3.3 million in 2008 for these services. In accordance with the terms of the support services agreement between MSCC and the Investment Manager, MSCC is only required to reimburse the Investment Manager for expenses incurred by the Investment Manager in providing investment management and other services to MSCC less amounts the Investment Manager receives from MSC II and other third parties. Consequently, MSCC is only incurring the expenses of the Investment Manager net of fees received for third party investment advisory and consulting services. Our percentage of operating expenses to net assets attributable to common stock only including the expenses incurred by MSCC net of the investment advisory and consulting service fees received by the Investment Manager from MSC II and other third parties would be 3.4%.

(6)	Interest payments on borrowed funds principally consist of approximately $3.2 million of annual interest payments on funds borrowed directly by the Fund. As of December 31, 2008, the Fund had $55.0 million of outstanding indebtedness guaranteed by the SBA. This does not include MSCC’s undrawn $30 million investment credit facility which would bear interest, subject to MSCC’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%.

(7)	The total annual expenses are the sum of operating expenses and interest payments on borrowed funds. In the future we may borrow money to leverage our net assets and increase our total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$94	$270	$430	$774

The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

Beginning in late 2007, the United States entered a recession. Throughout 2008, the economy continued to deteriorate and many believe that the current recession could continue for an extended period. During 2008, banks and others in the financial services industry reported significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in October 2008 and the $787 billion American Recovery and Reinvestment Act of 2009 (the “2009 Stimulus Bill”). In addition, the stock market has declined significantly, with both the S&P 500 and the NASDAQ Global Select Market (on which our stock trades), declining by nearly 40% between December 31, 2007 and December 31, 2008. As the recession deepened during 2008, unemployment rose and consumer confidence declined, which led to significant reductions in spending by both consumers and businesses.

Although we have been able to secure access to additional liquidity, including the recently obtained $30 million investment credit facility and the increase in available leverage through the SBIC program as part of the 2009 Stimulus Bill, the current turmoil in the debt markets and uncertainty in the equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

The deterioration in consumer confidence and a general reduction in spending by both consumers and businesses has had an adverse effect on a number of the industries in which some of our portfolio companies operate. In the event that the United States economy remains in a protracted period of weakness, the results of some of the lower middle-market companies like those in which we invest, will continue to experience deterioration, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in their defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. We can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions which could have a negative impact on our future results.

Risks Relating to Our Business and Structure

Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on input from management, a third party independent valuation firm and our audit committee and with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective of maximizing our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us, including from federal government agencies through federal rescue programs such as the U.S. Department of Treasury’s Financial Stability Plan (formerly known as the Troubled Asset Relief Program). In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our investment team, particularly Vincent D. Foster, Todd A. Reppert, Rodger A. Stout, Curtis L. Hartman, Dwayne L. Hyzak and David L. Magdol, for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into employment agreements with Messrs, Reppert, Stout, Hartman, Hyzak and Magdol and a non-compete agreement with Mr. Foster, we have no guarantee that they will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We have a limited operating history as a BDC and as a RIC.

The 1940 Act imposes numerous constraints on the operations of BDCs. Prior to the completion of the IPO, we did not operate, and our management team had no experience operating, as a BDC under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate either their effect on our business or our ability to manage our business under these frameworks. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we raise additional capital.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities.  We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities or preferred stock and/or borrowing money from banks or other financial institutions until such time as we satisfy this test.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock.  We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See “— Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our wholly-owned subsidiary, the Fund, is licensed by the SBA, and therefore subject to SBIC regulations.

The Fund, our wholly-owned subsidiary, is licensed to act as a small business investment company and is regulated by the SBA. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause the Fund to forego attractive investment opportunities that are not permitted under SBIC regulations.

Further, the SBIC regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBIC regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the Fund fails to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because the Fund is our wholly owned subsidiary.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our common stock. We, through the Fund, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Fund that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders, including under the $30 million, three-year investment credit facility we entered into in October 2008. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources” for a discussion regarding the two credit facilities into which we have entered. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends. Leverage is generally considered a speculative investment technique.

As of December 31, 2008, we, through the Fund, had $55 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.8% (exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Fund over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to common stockholder	(18.0)%	(10.4)%	(2.8)%	4.8%	12.3%

(1)	Assumes $170.6 million in total assets, $55 million in debt outstanding, $112.4 million in net assets, and an average cost of funds of 5.8%. Actual interest payments may be different.

Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA, through the Fund, or by borrowing from banks or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

SBIC regulations limit the outstanding dollar amount of SBA-guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBIC regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC or group of SBICs under common control to $225 million. Moreover, an SBIC may not generally borrow an amount in excess of two times its regulatory capital. Because of our investment team’s affiliations with MSC II, a privately owned SBIC which commenced investment operations in January 2006, the Fund and MSC II may be deemed to be a group of affiliated SBICs under common control. Thus, the dollar amount of SBA-guaranteed debentures that can be issued collectively by the Fund and MSC II may be limited to $225 million, absent relief from the SBA. While we cannot presently predict whether or not we, through the Fund, will borrow the maximum permitted amount, if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

The Fund’s current status as an SBIC does not automatically assure that it will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon the Fund continuing to be in compliance with SBIC regulations and policies. Moreover, the amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by the Fund.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, source income and asset diversification requirements:

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.” Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The source income requirement will be satisfied if we obtain at least 90% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

We intend to pay monthly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends, previously projected dividends for future periods, or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, the Fund’s compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. Approximately 2.7% of our total investment income for the year ended December 31, 2008 was attributable to paid in kind interest.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under a recently issued IRS revenue procedure, up to 90% of any such taxable dividend for 2009 could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

The Fund, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the Fund. We will be partially dependent on the Fund for cash distributions to enable us to meet the RIC distribution requirements. The Fund may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the Fund to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Fund is unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

In order to satisfy the requirements applicable to a RIC and to minimize corporate-level taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income. We may carry forward excess undistributed taxable income into the next year, net of the 4% excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet an asset coverage ratio, as defined in the 1940 Act , of at least 200% immediately after each issuance of senior securities. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

At our 2008 annual meeting of stockholders, our stockholders approved two proposals designed to allow us to access the capital markets in ways that we were previously unable to as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act. Specifically, our stockholders approved proposals that (1) authorize us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual meeting of stockholders and (2) authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.  Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale	Following Sale		Percentage
	Below NAV	Below NAV		Change

Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the Fund, and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through the Fund, and, therefore, our ability to compete with other finance companies.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.

Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in secured term debt as well as equity issued by lower middle-market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments will decrease in value over time, will be difficult to sell in a timely manner, will be difficult to appraise and will fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Although we seek to maintain a diversified portfolio in accordance with our business strategies, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to an Offering of Our Common Stock

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, may trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See “— Risks Relating to Our Business and Structure — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions and the amount of any particular offering, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may be volatile and fluctuate significantly.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain any exemptive relief that may be required by us in the future from the SEC;

•	loss of our BDC or RIC status or the Fund’s status as an SBIC;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	global or national credit market changes; and

•	general economic trends and other external factors.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

FORMATION TRANSACTIONS

MSCC was formed on March 9, 2007, for the purpose of (i) acquiring 100% of the equity interests of the Fund and its general partner, the General Partner, (ii) acquiring 100% of the equity interests of the Investment Manager, (iii) raising capital in the IPO, and (iv) thereafter operating as an internally managed BDC under the 1940 Act. The Fund is licensed as an SBIC by the SBA and the Investment Manager acts as the Fund’s manager and investment adviser. The Investment Manager also acts as the manager and investment adviser to MSC II, a privately owned, affiliated SBIC which commenced investment operations in January 2006. MSCC did not acquire any interest in MSC II in connection with the Formation Transactions and currently does not hold any equity interest in MSC II. The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.”

As part of the Formation Transactions, the Investment Manager, which employs all of the executive officers and other employees of MSCC, became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since the Investment Manager is not a registered investment company and since it conducts a significant portion of its investment management activities for MSC II, a separate SBIC fund in which MSCC does not have an equity interest. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement, paid quarterly, which currently total $3.3 million per year. The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by MSCC and approved, in good faith, by MSCC’s Board of Directors. MSCC’s valuation of the Investment Manager is based upon the discounted net cash flows from third party recurring investment managers fees. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from all related parties (including MSCC) but include the management fees from MSC II and an estimated allocation of costs related to providing services to MSC II. For more information on the Investment Manager, see “Note D — Wholly Owned Investment Manager” to our consolidated financial statements.

In connection with the Formation Transactions, MSCC entered into a support services agreement with the Investment Manager. The agreement requires the Investment Manager to manage the day-to-day operational and investment activities of Main Street. The Investment Manager generally incurs all normal operating and administrative expenses, except those specifically required to be borne by MSCC, which principally include costs that are specific to MSCC’s status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for Main Street’s day-to-day operations.

The Investment Manager is reimbursed for its expenses associated with providing operational and investment management services to MSCC and its subsidiaries. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less amounts the Investment Manager receives from MSC II pursuant to a separate investment advisory services agreement. Based on this separate investment advisory services agreement, MSC II paid the Investment Manager approximately $3.3 million in 2008 for these services.

The IPO involved the public offering and sale of 4,300,000 shares of our common stock, including shares sold upon the underwriters’ exercise of the over-allotment option, at a price to the public of $15.00 per share of our common stock, resulting in net proceeds to us of approximately $60.2 million, after deducting underwriters’ commissions totaling approximately $4.3 million. As a result of the IPO and the Formation Transactions described above, we are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the net operating costs associated with employing investment and portfolio management professionals through the Investment Manager.

Immediately following the completion of the Formation Transactions, MSEI was created as a wholly-owned consolidated subsidiary of MSCC to hold certain of our portfolio investments. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of MSEI may differ from its book income due to deferred tax timing differences as well as permanent differences.

We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. On June 4, 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief.

USE OF PROCEEDS

We intend to use all of the net proceeds from selling our common stock to make investments in lower middle-market companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, pay our operating expenses and dividends to our stockholders and for general corporate purposes. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Regulation as a Business Development Company — Idle Funds Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MAIN.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

During the fourth quarter of 2008, we began paying monthly instead of quarterly dividends to our stockholders, determined by our Board of Directors on a quarterly basis.

				Percentage	Percentage	Cash
		Price Range		of High Sales	of Low Sales Price	Dividend
	NAV(1)	High	Low	Price to NAV(2)	to NAV(2)	per Share(3)

Year ended December 31, 2007
October 5, 2007 to December 31, 2007(4)	$12.85	$15.02	$13.60	117%	106%	$0.33
Year ended December 31, 2008
First Quarter	$12.87	$14.10	$12.75	110%	99%	$0.34
Second Quarter	$13.02	$14.40	$10.90	111%	84%	$0.35
Third Quarter	$12.49	$14.40	$11.38	115%	91%	$0.36
Fourth Quarter	$12.20	$11.95	$8.82	98%	72%	$0.375
Year ended December 31, 2009
First Quarter	*	$10.43	$9.07	*	*	$0.375
Second Quarter (through April 23, 2009)	*	$12.99	$9.66	*	*	$0.375

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period. Net asset value has not yet been determined for the first and second quarters of 2009.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	Our stock began trading on the Nasdaq Global Select Market on October 5, 2007.

The last reported price for our common stock on April 23, 2009 was $11.70 per share. As of April 22, 2009, we had 120 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value.

We have distributed quarterly, but, beginning in the fourth quarter of 2008, we began to distribute monthly, dividends to our stockholders.

Our dividends, if any, are determined by our Board of Directors. MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

PURCHASES OF EQUITY SECURITIES

On November 13, 2008, we announced that our Board of Directors authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable laws, to purchase on the open market or in privately negotiated transactions, an amount up to $5 million of the outstanding shares of our common stock at prices per share not to exceed our last reported net asset value per share. The share repurchase program is authorized to be in effect through the earlier of December 31, 2009 or such time as the approved $5 million repurchase amount has been fully utilized. We can not assure you the extent that we will conduct open market purchases, and to the extent we do conduct open market purchases, we may terminate them at any time. As of December 31, 2008, we had purchased 34,700 shares of our common stock for $331,006 in the open market pursuant to the program. The following chart summarizes repurchases of our common stock under the stock repurchase program through December 31, 2008.

				Maximum Number
				(or Approximate
			Total Number of	Dollar Value) of
			Shares Purchased	Shares that May
			as Part of Publicly	Yet be Purchased
	Total Number of	Average Price Paid	Announced Plans	Under the Plans or
Period	Shares Purchased	per Share	or Programs	Programs

October 1, 2008 through October 31, 2008	—	$—	—
November 1, 2008 through November 30, 2008	8,500	$9.29	8,500
December 1, 2008 through December 31, 2008	26,200	$9.62	26,200

Total	34,700	$9.54	34,700	$4,668,994

SELECTED FINANCIAL DATA

The selected financial and other data below reflects the combined operations of the Fund and the General Partner for the years ended December 31, 2004, 2005 and 2006 and the consolidated operations of Main Street and its subsidiaries for the years ended December 31, 2007 and 2008. The selected financial data at December 31, 2005, 2006, 2007 and 2008 and for the years ended December 31, 2004, 2005, 2006, 2007 and 2008, have been derived from combined/consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at December 31, 2004 has been derived from unaudited combined financial statements. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes thereto.

	Years Ended December 31,
	2004	2005	2006	2007	2008
	(Dollars in thousands)

Statement of operations data:
Investment income:
Total interest, fee and dividend income	$4,452	$7,338	$9,013	$11,312	$15,967
Interest from idle funds and other	9	222	749	1,163	1,328

Total investment income	4,461	7,560	9,762	12,475	17,295

Expenses:
Interest	(869)	(2,064)	(2,717)	(3,246)	(3,778)
General and administrative	(184)	(197)	(198)	(512)	(1,684)
Expenses reimbursed to Investment Manager	—	—	—	—	(1,007)
Share-based compensation	—	—	—	—	(511)
Management fees to affiliate	(1,916)	(1,929)	(1,942)	(1,500)	—
Professional costs related to initial public offering	—	—	—	(695)	—

Total expenses	(2,969)	(4,190)	(4,857)	(5,953)	(6,980)

Net investment income	1,492	3,370	4,905	6,522	10,315
Total net realized gain from investments	1,171	1,488	2,430	4,692	1,398

Net realized income	2,663	4,858	7,335	11,214	11,713
Total net change in unrealized appreciation (depreciation) from investments	1,764	3,032	8,488	(5,406)	(3,961)
Income tax benefit (provision)	—	—	—	(3,263)	3,182

Net increase in net assets resulting from operations	$4,427	$7,890	$15,823	$2,545	$10,934

Net investment income per share — basic and diluted	N/A	N/A	N/A	$0.76	$1.15
Net realized income per share — basic and diluted	N/A	N/A	N/A	$1.31	$1.31
Net increase in net assets resulting from operations per share — basic and diluted	N/A	N/A	N/A	$0.30	$1.22
Weighted average shares outstanding — basic	N/A	N/A	N/A	8,587,701	8,967,383
Weighted average shares outstanding — diluted	N/A	N/A	N/A	8,587,701	8,971,064

	As of December 31,
	2004	2005	2006	2007	2008
	(Unaudited)
	(Dollars in thousands)

Balance sheet data:
Assets:
Total portfolio investments at fair value	$37,972	$51,192	$73,711	$105,650	$127,007
Idle funds investments	—	—	—	24,063	4,390
Cash and cash equivalents	796	26,261	13,769	41,889	35,375
Deferred tax asset	—	—	—	—	1,121
Other assets	262	439	630	1,576	1,101
Deferred financing costs, net of accumulated amortization	984	1,442	1,333	1,670	1,635

Total assets	$40,014	$79,334	$89,443	$174,848	$170,629

Liabilities and net assets:
SBIC debentures	$22,000	$45,100	$45,100	$55,000	$55,000
Deferred tax liability	—	—	—	3,026	—
Interest payable	354	771	855	1,063	1,108
Accounts payable and other liabilities	422	194	216	610	2,165

Total liabilities	22,776	46,065	46,171	59,699	58,273
Total net assets	17,238	33,269	43,272	115,149	112,356

Total liabilities and net assets	$40,014	$79,334	$89,443	$174,848	$170,629

Other data:
Weighted average effective yield on debt investments(1)	15.3%	15.3%	15.0%	14.3%	14.0%
Number of portfolio companies(3)	14	19	24	27	31
Expense ratios (as percentage of average net assets):
Operating expenses(2)	13.7%	9.0%	5.5%	4.8%	2.8%
Interest expense	5.7%	8.8%	7.0%	5.7%	3.3%

(1)	Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes debt investments with non-accrual status.

(2)	The ratio for the year ended December 31, 2007 reflects the impact of professional costs related to the IPO. These costs were 25.7% of operating expenses for the year.

(3)	Excludes the investment in affiliated Investment Manager, as referenced in “Formation Transactions” and in the notes to the financial statements elsewhere herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus.

Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” in this prospectus.

ORGANIZATION

Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The transactions discussed above were consummated in October 2007 and are collectively termed the “Formation Transactions.” Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was formed as a wholly owned consolidated subsidiary of MSCC. MSEI has elected for tax purposes to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. Unless otherwise noted or the context otherwise indicates, the terms “we,” “us,” “our” and “Main Street” refer to the Fund and the General Partner prior to the IPO and to MSCC and its subsidiaries, including the Fund and the General Partner, subsequent to the IPO.

OVERVIEW

We are a principal investment firm focused on providing customized debt and equity financing to lower middle-market companies, which we generally define as companies with annual revenues between $10 and $100 million that operate in diverse industries. We invest primarily in secured debt instruments, equity investments, warrants and other securities of lower middle-market companies based in the United States. Our principal investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our investments generally range in size from $2 million to $15 million.

Our investments are made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment we have made. MSCC and the Fund share the same investment strategies and criteria in the lower middle-market, although they are subject to different regulatory regimes. See “Regulation.” An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.

We seek to fill the current financing gap for lower middle-market businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. Given the current credit environment, we believe the limited access to financing for lower middle market companies is even more pronounced. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of lower middle-market companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one stop” financing. Providing customized, “one stop” financing solutions has become even more relevant to our portfolio companies in the current credit environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Main Street believes that its core investment strategy has a lower correlation to the broader debt and equity markets.

Due to the uncertainties in the current economic environment and our desire to maintain adequate liquidity, we intend to be very selective in our near term portfolio growth. However, we anticipate that our net investment income will continue to grow as we deploy our existing lower yield cash and cash equivalents into higher yielding portfolio investments. During 2008, we paid approximately $1.425 per share in dividends. In September 2008, we declared monthly dividends for the fourth quarter of 2008 totaling $0.375 per share representing a 13.6% increase from the dividends paid in the fourth quarter of 2007. In December 2008, we declared monthly dividends for the first quarter of 2009 totaling $0.375 per share representing a 10.3% increase from the dividends paid in the first quarter of 2008. For tax purposes, the monthly dividend paid in January 2009 was applied against the 2008 taxable income distribution requirements since it was declared and accrued prior to December 31, 2008. Excluding the impact for the tax treatment of the January 2009 dividend, we estimate that we generated undistributed taxable income (or “spillover income”) of approximately $4 million, or $0.44 per share, during 2008 that will be carried forward toward distributions paid in 2009. For the 2009 calendar year, we estimate that we will pay dividends in the range of $1.50 to $1.65 per share representing an increase of 5.3% to 15.8% over the total dividends per share paid during calendar year 2008. The estimated range for total 2009 dividends is based upon projections of 2009 taxable income, anticipated 2009 portfolio activity, and the $4 million of 2008 spillover income which will be utilized to pay dividends during 2009. We will continue to pay dividends on a monthly basis during 2009 and will continue to provide quarterly updates related to our 2009 dividend guidance.

At December 31, 2008, we had $39.8 million in cash and cash equivalents plus idle funds investments. During October 2008, we closed a $30 million multi-year investment line of credit. Due to our existing and available cash and other resources, we expect to have sufficient cash resources to support our investment and operational activities throughout all of 2009 and well into 2010. However, this projection will be impacted by, among other things, the pace of new and follow on investments, investment redemptions, the level of cash flow from operations and cash flow from realized gains, and the level of dividends paid in cash.

The recently enacted American Recovery and Reinvestment Act of 2009 (the “2009 Stimulus Bill”) contains several provisions applicable to Small Business Investment Company (“SBIC”) funds, including the Fund, our wholly owned subsidiary. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increases the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available, we will now have access to incremental SBIC leverage to support our future investment activities. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, we will allocate such increased borrowing capacity between our wholly owned SBIC subsidiary and Main Street Capital II, LP (“MSC II”), an independently owned SBIC that is managed by Main Street and therefore deemed to be affiliated for SBIC regulatory purposes. It is currently estimated that at least $55 million to $60 million of additional SBIC leverage is now accessible by Main Street for future investment activities, subject to the required capitalization of our wholly owned SBIC subsidiary.

In our view, the SBIC leverage, including the increased capacity, remains a strategic advantage due to its long-term, flexible structure and a very low fixed cost. The SBIC leverage also provides proper matching of duration and cost compared with our portfolio debt investments. The weighted average duration of our portfolio debt investments is 3.5 years compared to a weighted average duration of over 6 years for our SBIC leverage. This duration on our SBIC leverage does not consider the opportunity to revolve or refinance our existing SBIC leverage into new 10-year tranches upon contractual maturity. Approximately 85% of portfolio debt investments bear interest at fixed rates which is also appropriately matched by the long-term, low cost fixed rates available through our SBIC leverage. In addition, we believe the embedded value of our SBIC leverage would be significant if we had adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”) relating to accounting for debt obligations at their fair value.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). For the years ended December 31, 2008 and 2007, the consolidated financial statements of Main Street include the accounts of MSCC, the Fund, MSEI and the General Partner. The Investment Manager is accounted for as a portfolio investment. The Formation Transactions involved an exchange of equity interests between companies under common control. In accordance with the guidance on exchanges of equity interests between entities under common control contained in SFAS No. 141, Business Combinations (“SFAS 141”), Main Street’s results of operations and cash flows for the year ended December 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. Main Street’s results of operations for the years ended December 31, 2008 and 2007, cash flows for the years ended December 31, 2008 and 2007 and financial positions as of December 31, 2008 and 2007 are presented on a consolidated basis. In addition, the results of Main Street’s operations and its cash flows for the year ended December 31, 2006 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The effects of all intercompany transactions between Main Street and its subsidiaries have been eliminated in consolidation. As a result of adopting the provisions of SFAS No. 157, Fair Value Measurements (“SFAS 157”), in the first quarter of 2008, certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on our Statement of Operations until the investment is disposed of, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

Portfolio Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. As of December 31, 2008 and December 31, 2007, approximately 74% and 60%, respectively, of our total assets represented investments in portfolio companies valued at fair value (including the investment in the Investment Manager). We are required to report our investments at fair value. We adopted the provisions of SFAS 157 in the first quarter of 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. With the adoption of this statement, we incorporated the income approach to estimate the fair value of our debt investments principally using a yield-to-maturity model, resulting in the recognition of $0.7 million in unrealized appreciation from ten debt investments upon adoption.

Our business plan calls for us to invest primarily in illiquid securities issued by private companies and/or thinly traded public companies. These investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with SFAS 157 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of these investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

For valuation purposes, non-control investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. Market quotations for our non-control investments are not readily available. For our non-control investments, we use the market approach to value our equity investments and the income approach to value our debt instruments. For non-control debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the debt security. A change in the assumptions that we use to estimate the fair value of our debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, we may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

Revenue Recognition

Interest and Dividend Income

We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectibility. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired or written off, we will remove it from non-accrual status.

Fee Income

We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees, net of direct loan origination costs, and are amortized, based on the effective interest method, as additional interest income over the life of the related debt investment.

Payment-in-Kind (“PIK”) Interest

While not significant to our total debt investment portfolio, we currently hold several loans in our portfolio that contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain regulated investment company (“RIC”) tax treatment (as discussed below), this non-cash source of income will need to be paid out to stockholders in the form of distributions, even though we may not have collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectible.

Share-Based Compensation

We account for our share-based compensation plan using the fair value method, as prescribed by SFAS No. 123R, Share-Based Payment. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

Income Taxes

MSCC has elected and intends to qualify for the tax treatment applicable to a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, among other things, intends to make the required distributions to our stockholders as specified therein. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

MSCC’s wholly owned subsidiary, MSEI, is a taxable entity which holds certain of our portfolio investments. MSEI is consolidated with Main Street for U.S. GAAP reporting purposes, and the portfolio investments held by MSEI are included in our consolidated financial statements. The principal purpose of MSEI is to permit us to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of MSEI’s ownership of certain portfolio investments. This income tax expense, if any, is reflected in our consolidated statement of operations.

MSEI uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

PORTFOLIO COMPOSITION

Portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. We also receive nominally priced equity warrants and make direct equity investments, usually in connection with a debt investment in a portfolio company.

The Investment Manager is a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since it is not an investment company and since it conducts a significant portion of its investment management activities outside of MSCC and its subsidiaries. To allow for more relevant disclosure of our “core” investment portfolio, our investment in the Investment Manager has been excluded from the tables and amounts set forth below.

Summaries of the composition of our core investment portfolio at cost and fair value as a percentage of total portfolio investments are shown in the following table:

	December 31,	December 31,
Cost:	2008	2007

First lien debt	76.2%	81.5%
Equity	11.0%	10.7%
Second lien debt	7.4%	6.1%
Equity warrants	5.4%	1.7%

	100.0%	100.0%

	December 31,	December 31,
Fair Value:	2008	2007

First lien debt	67.0%	70.1%
Equity	15.7%	18.6%
Equity warrants	10.2%	8.0%
Second lien debt	7.1%	3.3%

	100.0%	100.0%

The following table shows the core investment portfolio composition by geographic region of the United States at cost and fair value as a percentage of total portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

	December 31,	December 31,
Cost:	2008	2007

Southwest	50.2%	31.9%
West	36.3%	37.1%
Southeast	5.1%	11.4%
Midwest	4.7%	5.8%
Northeast	3.7%	13.8%

	100.0%	100.0%

	December 31,	December 31,
Fair Value:	2008	2007

Southwest	56.0%	41.2%
West	31.1%	32.9%
Midwest	5.1%	6.5%
Southeast	4.1%	10.3%
Northeast	3.7%	9.1%

	100.0%	100.0%

Main Street’s portfolio investments are generally in lower middle-market companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street’s core investment portfolio by industry at cost and fair value as of December 31, 2008 and 2007:

	December 31,	December 31,
Cost:	2008	2007

Industrial equipment	12.0%	6.6%
Precast concrete manufacturing	11.3%	—
Custom wood products	9.3%	8.4%
Agricultural services	8.3%	11.6%
Electronics manufacturing	7.6%	9.5%
Transportation/Logistics	6.6%	6.7%
Retail	6.5%	3.3%
Restaurant	6.1%	3.4%
Health care products	5.8%	4.2%
Mining and minerals	4.8%	9.1%
Manufacturing	4.7%	12.0%
Health care services	4.2%	5.9%
Professional services	4.1%	3.3%
Metal fabrication	3.4%	4.6%
Equipment rental	2.1%	2.6%
Infrastructure products	1.7%	2.4%
Information services	0.9%	1.2%
Industrial services	0.5%	0.4%
Distribution	0.1%	2.2%
Consumer products	—	2.6%

	100.0%	100.0%

	December 31,	December 31,
Fair Value:	2008	2007

Precast concrete manufacturing	13.7%	—
Industrial equipment	10.2%	6.0%
Agricultural services	8.1%	10.5%
Electronics manufacturing	7.7%	9.6%
Retail	7.0%	3.4%
Custom wood products	6.8%	7.5%
Restaurant	6.7%	4.5%
Transportation/Logistics	6.5%	6.6%
Health care services	6.1%	6.0%
Health care products	5.8%	4.1%
Professional services	5.4%	4.1%
Manufacturing	5.1%	9.5%
Metal fabrication	4.3%	4.2%
Industrial services	2.8%	2.9%
Equipment rental	2.0%	2.4%
Information services	0.9%	1.2%
Infrastructure products	0.5%	2.2%
Distribution	0.4%	2.4%
Mining and minerals	—	12.9%

	100.0%	100.0%

Our core investment portfolio carries a number of risks including, but not limited to: (1) investing in lower middle-market companies which have a limited operating history and financial resources; (2) holding investments that are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in private, smaller companies.

PORTFOLIO ASSET QUALITY

We utilize an internally developed investment rating system for our entire portfolio of investments. Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds our original expectations and projections. Investment Rating 2 represents a portfolio company that is performing above our original expectations. Investment Rating 3 represents a portfolio company that is generally performing in accordance with our original expectations. Investment Rating 4 represents a portfolio company that is underperforming our original expectations. Investments with such a rating require increased Main Street monitoring and scrutiny. Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of Main Street monitoring and scrutiny and involve the recognition of unrealized depreciation on such investment.

The following table shows the distribution of our investments on our 1 to 5 investment rating scale at fair value as of December 31, 2008 and 2007 (excluding Main Street’s investment in the Investment Manager):

	December 31, 2008		December 31, 2007
	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio
	(Dollars in thousands)

1	$27,523	24.9%	$24,619	28.0%
2	23,150	21.0%	35,068	39.8%
3	53,123	48.1%	24,034	27.3%
4	6,035	5.5%	—	0.0%
5	500	0.5%	4,304	4.9%

Totals	$110,331	100.0%	$88,025	100.0%

Based upon our investment rating system, the weighted average rating of our portfolio as of December 31, 2008 and 2007 was approximately 2.4 and 2.2 respectively. As of December 31, 2008 and 2007, we had one debt investment in each period representing 0.5% and 3.1%, respectively, of total portfolio fair value (excluding Main Street’s investment in the Investment Manager) which was on non-accrual status.

In the event that the United States economy remains in a prolonged period of weakness, it is possible that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. We are seeing somewhat reduced operating results at several portfolio companies due to the general economic difficulties. We expect the trend of reduced operating results to continue throughout 2009. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by these economic or other conditions which could have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

Comparison of years ended December 31, 2008 and December 31, 2007

	Years Ended December 31,		Net Change
	2008	2007	Amount	%
	(Dollars in millions)

Total investment income	$17.3	$12.5	$4.8	39%
Total expenses	(7.0)	(6.0)	(1.0)	17%

Net investment income	10.3	6.5	3.8	58%
Total net realized gain from investments	1.4	4.7	(3.3)	(70)%

Net realized income	11.7	11.2	0.5	4%
Net change in unrealized appreciation (depreciation) from investments	(4.0)	(5.4)	1.4	NA
Income tax benefit (provision)	3.2	(3.3)	6.5	NA

Net increase in net assets resulting from operations	$10.9	$2.5	$8.4	330%

	Years Ended December 31,		Net Change
	2008	2007	Amount	%

Net investment income	$10.3	$6.5	$3.8	58%
Share-based compensation expense	0.5	—	0.5	NA

Distributable net investment income(a)	10.8	6.5	4.3	66%
Total net realized gain (loss) from investments	1.4	4.7	(3.3)	(70)%

Distributable net realized income(a)	$12.2	$11.2	$1.0	9%

(a)	Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income, distributable net realized income, and related per share measures are useful and appropriate supplemental disclosures for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non U.S. GAAP measures and should not be considered as replacements to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street’s financial performance. A reconciliation of net investment income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

Investment Income

For the year ended December 31, 2008, total investment income was $17.3 million, a $4.8 million, or 39%, increase over the $12.5 million of total investment income for the year ended December 31, 2007. The increase was attributable to a $4.6 million increase in interest, fee and dividend income from investments and a $0.2 million increase in interest income from idle funds, which was principally earned on the remaining proceeds from our IPO. The increase in interest, fee and dividend income was primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of eight new debt investments since December 31, 2007, partially offset by debt repayments received during the same period and certain portfolio investments that were on non-accrual status or written off in 2008, (ii) significantly higher levels of cash dividend income from portfolio equity investments, and (iii) higher levels of fee income. For the year ended December 31, 2008, Main Street received approximately $3 million in cash dividend payments from portfolio company equity investments. These dividend payments were paid to Main Street based upon the accumulated earnings and available cash of certain portfolio companies for the year ended December 31, 2008. Future dividend payments will vary due to changes in portfolio company accumulated earnings and available cash.

Expenses

For the year ended December 31, 2008, total expenses increased by approximately $1.0 million, or 17%, to approximately $7.0 million from $6.0 million for the year ended December 31, 2007. Share-based compensation expense recognized during 2008 related to non-cash amortization expense for restricted share grants made in July 2008 totaled $0.5 million. There were no similar expenses incurred during 2007. In addition, 2007 operating expenses included $0.7 million of costs related to Main Street’s IPO which was completed in October 2007. There were no similar expenses incurred during 2008. Operating expenses, excluding the non-cash, share-based compensation expense and the 2007 IPO-related expenses discussed above, increased $1.2 million in 2008 compared with 2007 due to a $0.7 million increase in general and administrative expense associated with higher costs to operate as a public company and a $0.5 million increase in interest expense as a result of an additional $9.9 million of SBIC Debentures borrowed through the Fund during 2007, and unused commitment fees on two credit facilities totaling $80 million, one entered into in December 2007 and the other in October 2008, by MSCC.

Distributable Net Investment Income

Distributable net investment income for the year ended December 31, 2008 was $10.8 million, or a 66% increase, compared to distributable net investment income of $6.5 million during the year ended December 31, 2007. The increase in distributable net investment income was attributable to the increase in total investment income partially offset by the increase in total expenses discussed above.

Net Investment Income

Net investment income for the year ended December 31, 2008 was $10.3 million, or a 58% increase, compared to net investment income of $6.5 million during the year ended December 31, 2007. The increase in net investment income was attributable to the increase in total investment income partially offset by the increase in total expenses discussed above.

Distributable Net Realized Income

For the year ended December 31, 2008, the net realized gains from investments was $1.4 million, representing a $3.3 million, or 70%, decrease over the net realized gains of $4.7 million during the year ended December 31, 2007. The net realized gains during the year ended December 31, 2008 principally related to the realized gains recognized on equity investments in four portfolio companies, offset by realized losses on debt and equity investments in two portfolio companies, compared to higher net realized gains recognized on equity investments in four portfolio companies during the year ended December 31, 2007.

The higher distributable net investment income in the year ended December 31, 2008 offset by the lower net realized gains during that period resulted in a $1.0 million, or 9%, increase in the distributable net realized income for the year ended December 31, 2008 compared with the year ended December 31, 2007.

Net Realized Income

The higher net investment income in the year ended December 31, 2008 offset by the lower net realized gains during that period resulted in a $0.5 million, or 4%, increase in the net realized income for the year ended December 31, 2008 compared with the corresponding period in 2007.

Net Increase in Net Assets Resulting from Operations

For the year ended December 31, 2008, the net increase in net assets resulting from operations was $10.9 million in 2008 compared with $2.5 million for the year ended December 31, 2007. The $4.0 million net change in unrealized depreciation from investments for 2008 was attributable to (i) $2.9 million from the accounting reversal of net unrealized appreciation attributable to the total net realized gain on the exit of six portfolio investments, (ii) unrealized depreciation on nine investments in portfolio companies totaling $8.9 million, offset by unrealized appreciation on thirteen investments in portfolio companies totaling $8.7 million, and (iii) $0.9 million in unrealized depreciation attributable to Main Street’s investment in its affiliated investment manager. During 2008, Main Street also recognized a cumulative income tax benefit of $3.2 million primarily consisting of deferred tax benefits related to net unrealized losses on certain portfolio investments and the difference between taxable income and book income from equity investments which are flow through entities owned by MSEI, our wholly owned taxable subsidiary. We do not anticipate incurring this level of tax benefit in future periods.

Comparison of years ended December 31, 2007, and December 31, 2006

	Years Ended December 31,		Net Change
	2007	2006	Amount	%
	(Dollars in millions)

Total investment income	$12.5	$9.8	$2.7	28%
Total expenses	(6.0)	(4.9)	(1.1)	23%

Net investment income	6.5	4.9	1.6	33%
Total net realized gain (loss) from investments	4.7	2.4	2.3	93%

Net realized income	11.2	7.3	3.9	53%
Net change in unrealized appreciation (depreciation) from investments	(5.4)	8.5	(13.9)	NA
Income tax benefit (provision)	(3.3)	—	(3.3)	NA

Net increase in net assets resulting from operations	$2.5	$15.8	$(13.3)	(84)%

Investment Income

For the year ended December 31, 2007, total investment income was $12.5 million, a $2.7 million, or 28%, increase over the $9.8 million of total investment income for the year ended December 31, 2006. The increase was primarily attributable to a $2.3 million increase in interest, fee and dividend income from investments and a $0.4 million increase in interest income from idle funds principally related to funds received from the IPO. The increase in interest, fee and dividend income from investments was primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of six new debt investments in the year ended December 31, 2007 and several new debt investments in the last half of 2006, partially offset by debt repayments received during the same periods, and (ii) higher levels of dividend income from portfolio equity investments.

Expenses

For the year ended December 31, 2007, total expenses increased by approximately $1.1 million, or 23%, to approximately $6.0 million from $4.9 million for the year ended December 31, 2006. The increase in total expenses was primarily attributable to a $0.5 million increase in interest expense as a result of the additional $9.9 million of SBIC Debentures borrowed by the Fund during the year ended December 31, 2007 and $0.7 million of professional costs related to the IPO. The professional costs related to the IPO principally consisted of audit and review costs as well as other offering-related professional fees. In addition, general and administrative expenses increased $0.3 million primarily attributable to an increase in administration costs associated with being a public company. The increase in total expenses was partially offset by a decrease of $0.4 million in management fees paid due to Main Street’s internally managed operating structure subsequent to the IPO.

Net Investment Income

As a result of the $2.7 million increase in total investment income as compared to the $1.1 million increase in total expenses, net investment income for the year ended December 31, 2007, was $6.5 million, or a 33% increase, compared to net investment income of $4.9 million during the year ended December 31, 2006. Professional fees related to the IPO represented $0.7 million of the $1.1 million increase in total expenses, or 11.7% of total expenses for the year ended December 31, 2007.

Net Realized Income

For the year ended December 31, 2007, net realized gains from investments were $4.7 million, representing a $2.3 million increase over net realized gains during the year ended December 31, 2006. The higher level of net realized gains during the year ended December 31, 2007 principally related to the realized gains recognized on equity investments in four portfolio companies compared to lower net realized gains recognized on equity investments in five portfolio companies during the year ended December 31, 2006.

The higher net realized gains in the year ended December 31, 2007 combined with the higher net investment income during 2007 resulted in a $3.9 million, or 53%, increase, in the net realized income for the year ended December 31, 2007 compared with 2006.

Net Increase in Net Assets Resulting from Operations

During the year ended December 31, 2007, we recorded a net change in unrealized depreciation in the amount of $5.4 million, or a $13.9 million decrease over the $8.5 million in net change in unrealized appreciation for the year ended December 31, 2006. The net change in unrealized depreciation for the year ended December 31, 2007 included unrealized appreciation on 13 equity investments in portfolio companies, partially offset by unrealized depreciation on 6 equity investments, the reclassification of $3.8 million of previously recognized unrealized gains into realized gains on 5 exited investments and $0.4 million in unrealized depreciation attributable to Main Street’s investment in the affiliated Investment Manager.

Subsequent to the Formation Transactions and the IPO, we recognized a cumulative income tax expense of $3.3 million primarily consisting of non-cash deferred taxes related to net unrealized gains from certain portfolio equity investments transferred into MSEI, our wholly-owned taxable subsidiary. These equity investments had historically been made in portfolio companies which were “pass through” entities for tax purposes. The transfer of the equity investments into MSEI was required in order to comply with the RIC “source income” requirements. We do not anticipate incurring this level of deferred tax expense in future periods, given the amount recognized in the fourth quarter of fiscal 2007 represents the cumulative impact of deferred taxes related to net unrealized gains on the equity investments transferred.

As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2007, was $2.5 million, or an 84% decrease compared to a net increase in net assets resulting from operations of $15.8 million during the year ended December 31, 2006.

Liquidity and Capital Resources

Cash Flows

For the year ended December 31, 2008, we experienced a net decrease in cash and cash equivalents of $6.5 million. During that period, we generated $10.9 million of cash from our operating activities, primarily from net investment income partially offset by the semi-annual interest payments on our SBIC debentures, through the Fund. We used $3.5 million in net cash for investing activities, principally due to the funding of new investments and several smaller follow-on investments for a total of $47.7 million. We also made a $4.2 million investment in idle funds investments, and received proceeds from the maturity of a $24.1 million investment in idle funds investments. We received $16.3 million in cash proceeds from repayment of debt investments and $8.0 million of cash proceeds from the redemption and sale of equity investments. For the year ended December 31, 2008, we used $13.9 million in cash for financing activities, which principally consisted of $13.2 million in cash dividends to stockholders, $0.4 million in deferred loan origination costs and $0.3 million used in the purchase of treasury stock pursuant to our open market share repurchase program.

For the year ended December 31, 2007, we experienced a net increase in cash and equivalents in the amount of $28.1 million. During 2007, we generated $5.4 million of cash from our operating activities, primarily from net investment income. We used $38.0 million in net cash for investing activities, principally due to the funding of new investments and several smaller follow-on investments for a total of $29.5 million of invested capital and the purchase of $24.1 million of investments in idle funds investments, partially offset by $9.6 million in cash proceeds from repayment of debt investments and $5.9 million of cash proceeds from the redemption or sale of several equity investments. We generated $60.7 million in cash from financing activities, which principally consisted of the net proceeds of $60.2 million from the IPO and $9.9 million in additional SBIC debenture borrowings, through the Fund, partially offset by $7.5 million of cash distributions to partners and stockholders and $1.6 million of payments related to IPO costs.

For the year ended December 31, 2006, we experienced a net decrease in cash and cash equivalents in the amount of $12.5 million. During 2006, we generated $4.2 million of cash from our operating activities, primarily from net investment income. During 2006, we used $10.9 million in cash for investing activities. The 2006 net cash used for investing activities included the funding of new or follow on investments for a total of $28.1 million of invested capital, partially offset by $12.2 million in cash proceeds from repayments of debt investments and $5.0 million of cash proceeds from the redemption or sale of several equity investments. During 2006, we used $5.9 million in cash for financing activities, which principally consisted of $6.2 million of cash distributions to partners (including a $0.5 million return of capital distribution), partially offset by additional partner contributions.

Capital Resources

As of December 31, 2008, we had $39.8 million in cash and cash equivalents plus idle funds investments, and our net assets totaled $112.4 million. On October 24, 2008, Main Street entered into a $30 million, three-year investment credit facility (the “Investment Facility”) with Branch Banking and Trust Company (“BB&T”) and Compass Bank, as lenders, and BB&T, as administrative agent for the lenders. The purpose of the Investment Facility is to provide additional liquidity in support of future investment and operational activities. The Investment Facility allows for an increase in the total size of the facility up to $75 million, subject to certain conditions, and has a maturity date of October 24, 2011. Borrowings under the Investment Facility bear interest, subject to Main Street’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%. Main Street will pay unused commitment fees of 0.375% per annum on the average unused lender commitments under the Investment Facility. The Investment Facility is secured by certain assets of MSCC, MSEI and the Investment Manager. The Investment Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity of not less than 10% of the aggregate principal amount outstanding, (ii) maintaining an interest coverage ratio of at least 2.00 to 1.00, and (iii) maintaining a minimum tangible net worth. At December 31, 2008, Main Street had no borrowings outstanding under the Investment Facility, and Main Street was in compliance with all covenants of the Investment Facility.

Due to our existing cash and cash equivalents plus idle funds investments and the additional borrowing capacity under the Investment Facility, we project that we will have sufficient liquidity to fund our investment and operational activities throughout all of calendar year 2009 and well into 2010. However, this projection will be impacted by, among other things, the pace of new and follow on investments, investment redemptions, the level of cash flow from operations and cash flow from realized gains, and the level of dividends paid in cash.

We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents plus idle funds investments and a combination of future debt and additional equity capital. Due to the Fund’s status as a licensed SBIC, we have the ability to issue, through the Fund, debentures guaranteed by the Small Business Administration (the “SBA”) at favorable interest rates. Under the regulations applicable to

SBICs, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally equates to the amount of its equity capital.

The 2009 Stimulus Bill contains several provisions applicable to SBIC funds, including the Fund. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increases the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available, we will now have access to incremental SBIC leverage to support our future investment activities. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, we will allocate such increased borrowing capacity between the Fund, our wholly owned SBIC subsidiary, and MSC II, an independently owned SBIC that is managed by Main Street and therefore deemed to be affiliated with the Fund for SBIC regulatory purposes. It is currently estimated that at least $55 million to $60 million of additional SBIC leverage is now accessible by Main Street for future investment activities, subject to the required capitalization of the Fund.

Debentures guaranteed by the SBA have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On December 31, 2008, we, through the Fund, had $55 million of outstanding indebtedness guaranteed by the SBA, which carried an average fixed interest rate of approximately 5.8%. The first maturity related to the Fund’s SBIC debentures does not occur until 2013.

On December 31, 2007, we entered into a Treasury Secured Revolving Credit Agreement (the “Treasury Facility”) among us, Wachovia Bank, National Association, and Branch Banking and Trust Company (“BB&T”), as administrative agent for the lenders. Under the Treasury Facility, the lenders agreed to extend revolving loans to us in an amount not to exceed $100 million; however, due to the maturation of our investment portfolio and the additional flexibility provided by the Investment Facility, we unilaterally reduced the Treasury Facility from $100 million to $50 million during October 2008. The reduction in the size of the Treasury Facility resulted in a 50% reduction in the amount of unused commitment fees paid by us. The purpose of the Treasury Facility is to provide us flexibility in the sizing of portfolio investments and to facilitate the growth of our investment portfolio. The Treasury Facility has a two-year term and bears interest, at our option, either (i) at the LIBOR rate or (ii) at a published prime rate of interest, plus 0.25% in either case. The applicable interest rates under the Treasury Facility would be increased by 0.15% if usage under the Treasury Facility is in excess of 50% of the days within a given calendar quarter. The Treasury Facility also requires payment of 0.15% per annum in unused commitment fees based on the average daily unused balances under the facility. The Treasury Facility is secured by certain securities accounts maintained by BB&T and is also guaranteed by the Investment Manager. The Treasury Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a cash collateral coverage ratio of at least 1.01 to 1.0, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum tangible net worth. At December 31, 2008, we had no borrowings outstanding under the Treasury Facility, and Main Street was in compliance with all covenants of the Treasury Facility.

We intend to generate additional cash from future offerings of securities, future borrowings, repayments or sales of investments, and cash flow from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investments of cash in U.S. government securities and other idle funds investments that mature in one year or less with the exception of diversified bond funds. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See “Risk Factors — Risks Relating to Our Business and Structure —

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of the proposal approved by our stockholders at our 2008 annual meeting of stockholders that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual meeting of stockholders. We will need approval of similar proposals by our stockholders to issue shares below the then current net asset value per share after the earlier of June 16, 2009 and the date of our 2009 annual meeting of stockholders.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received exemptive relief from the SEC that permits us to exclude SBA-guaranteed debt issued by the Fund from our asset coverage ratio, which, in turn, enables us to fund more investments with debt capital.

Current Market Conditions

Beginning in late 2007, the United States entered a recession. Throughout 2008, the economy continued to deteriorate and many believe that the current recession could continue for an extended period. During 2008, banks and others in the financial services industry reported significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in October 2008 and the $787 billion 2009 Stimulus Bill. In addition, the stock market has declined significantly, with both the S&P 500 and the NASDAQ Global Select Market (on which our stock trades), declining by nearly 40% between December 31, 2007 and December 31, 2008. As the recession deepened during 2008, unemployment rose and consumer confidence declined, which led to significant reductions in spending by both consumers and businesses.

Although we have been able to secure access to additional liquidity, including the recently obtained $30 million investment credit facility and the increase in available leverage through the SBIC program as part of the 2009 Stimulus Bill, the current turmoil in the debt markets and uncertainty in the equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

The deterioration in consumer confidence and a general reduction in spending by both consumers and businesses has had an adverse effect on a number of the industries in which some of our portfolio companies operate. In the event that the United States economy remains in a protracted period of weakness, the results of some of the lower middle-market companies like those in which we invest, will continue to experience deterioration, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in their defaults. In addition, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. We can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions which could have a negative impact on our future results.

Recently Issued Accounting Standards

In June 2008, the Financial Accounting Standards Board (“FASB”) issued EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. This FASB Staff Position (“FSP”) addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”). This FSP will be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented will be adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform to the provisions of this FSP. Early application is not permitted. We are currently analyzing the effect, if any, this statement may have on our consolidated results of operations.

In October 2008, the FASB issued Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in SFAS 157. Since adopting SFAS 157 in January 2008, our practices for determining the fair value of our investment portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, our adoption of FSP 157-3 did not affect our practices for determining the fair value of our investment portfolio and does not have a material effect on our financial position or results of operations.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in this report. However, our portfolio companies have and may continue to experience the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At December 31, 2008, we had two outstanding commitments to fund unused revolving loans for up to $900,000.

Contractual Obligations

As of December 31, 2008, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

							2014 and
	Total	2009	2010	2011	2012	2013	Thereafter
	(Dollars in thousands)
	(Unaudited)

SBIC debentures payable	$55,000	$—	$—	$—	$—	$4,000	$51,000
Interest due on SBIC debentures	21,495	3,179	3,179	3,179	3,188	3,179	5,591

Total	$76,495	$3,179	$3,179	$3,179	$3,188	$7,179	$56,591

MSCC is obligated to make payments under a support services agreement with the Investment Manager. Subsequent to the completion of the Formation Transactions and the IPO, the Investment Manager is reimbursed for its excess expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less the recurring management fees that the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement and any other fees received for providing external services.

Related Party Transactions

We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among Main Street and MSC II had all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

As discussed further in Note D to the accompanying consolidated financials statements, Main Street paid certain management fees to the Investment Manager during the year ended December 31, 2007. Subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of Main Street. At December 31, 2008 and 2007, the Investment Manager had a receivable of $302,633 and a payable of $207,783, respectively, with MSCC related to recurring expenses required to support MSCC’s business.

RECENT DEVELOPMENTS

The recently enacted 2009 Stimulus Bill contains several provisions applicable to SBIC funds, including the Fund, our wholly owned subsidiary. One of the key SBIC- related provisions included in the 2009 Stimulus Bill increases the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available, we will now have access to incremental SBIC leverage to support our future investment activities. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, we will allocate such increased borrowing capacity between our wholly owned SBIC subsidiary and MSC II, an independently owned SBIC that is managed by Main Street and therefore deemed to be affiliated with the Fund for SBIC regulatory purposes. It is currently estimated that at least $55 million to $60 million of additional SBIC leverage is now accessible by Main Street for future investment activities, subject to the required capitalization of our wholly owned SBIC subsidiary.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP’s report on the senior securities table as of December 31, 2008, is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)
	(Dollars in thousands)

SBIC debentures payable
2004	$22,000	1,784	—	N/A
2005	45,100	1,738	—	N/A
2006	45,100	1,959	—	N/A
2007	55,000	3,094	—	N/A
2008	55,000	3,043	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

We are a principal investment firm focused on providing customized financing solutions to lower middle-market companies, which we generally define as companies with annual revenues between $10 million and $100 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our investments generally range in size from $2 million to $15 million. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

Our investments are made through both MSCC and the Fund. Since the IPO, MSCC and the Fund have co-invested in substantially every investment we have made. MSCC and the Fund share the same investment strategies and criteria in the lower middle-market, although they are subject to different regulatory regimes. See “Regulation.” An investor’s return in MSCC will depend, in part, on the Fund’s investment returns as the Fund is a wholly owned subsidiary of MSCC.

We typically seek to work with entrepreneurs, business owners and management teams to provide customized financing for strategic acquisitions, business expansion and other growth initiatives, ownership transitions and recapitalizations. In structuring transactions, we seek to protect our rights, manage our risk and create value by: (i) providing financing at lower leverage ratios; (ii) generally taking first priority liens on assets; and (iii) providing significant equity incentives for management teams of our portfolio companies. We seek to avoid competing with other capital providers for transactions because we believe competitive transactions often have execution risks and can result in potential conflicts among creditors and lower returns due to more aggressive valuation multiples and higher leverage ratios.

As of December 31, 2008, Main Street had debt and equity investments in 31 portfolio companies. Approximately 84% of our total portfolio investments at cost, excluding our 100% equity interest in the Investment Manager, were in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on the assets of our portfolio companies. As of December 31, 2008, Main Street had a weighted average effective yield on its debt investments of 14%. Weighted average yields are computed using the effective interest rates for all debt investments at December 31, 2008, including amortization of deferred debt origination fees and accretion of original issue discount. At December 31, 2008, we had equity ownership in approximately 94% of our portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 25%.

Business Strategies

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

•	Delivering Customized Financing Solutions. We believe our ability to provide a broad range of customized financing solutions to lower middle-market companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

•	Focusing on Established Companies in the Lower Middle-Market. We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building management or are in the early stages of building a revenue base. In addition, established lower middle-market companies generally provide opportunities for capital appreciation.

•	Leveraging the Skills and Experience of Our Investment Team. Our investment team has significant experience in lending to and investing in lower middle-market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include seven certified public accountants and one chartered financial analyst. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional and complex structures.

•	Investing Across Multiple Industries. We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions and industries.

•	Capitalizing on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of referral sources for investments in lower middle-market companies. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

•	Benefiting from Lower Cost of Capital. The Fund’s SBIC license has allowed it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Fund, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Fund represents a stable, long-term component of our capital structure.

Investment Criteria

Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

•	Proven Management Team with Meaningful Financial Commitment. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Established Companies with Positive Cash Flow. We seek to invest in established companies in the lower middle-market with sound historical financial performance. We typically focus on companies that have historically generated EBITDA of $1.0 million to $10.0 million and commensurate levels of free cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible Competitive Advantages/Favorable Industry Position. We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

•	Exit Alternatives. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment from internally generated cash flow and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Portfolio Investments

Debt Investments

Historically, we have made debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt. We believe that single tranche debt is more appropriate for many lower middle-market companies given their size in order to reduce structural complexity and potential conflicts among creditors.

Our debt investments generally have terms of three to seven years, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates generally between 12% and 14% per annum, payable currently in cash. In some instances, we have provided floating interest rates for a portion of a single tranche debt security. In addition, certain debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this as payment-in-kind or PIK interest. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. As of December 31, 2008, 91% of our debt investments at cost were secured by first priority liens on the assets of portfolio companies.

In addition to seeking a senior lien position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our portfolio companies.

While we will continue to focus on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Also, in some cases, our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12% to 14%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants, direct equity investments or PIK interest.

Warrants

In connection with our debt investments, we have historically received equity warrants to establish or increase our equity interest in the portfolio company. Warrants we receive in connection with a debt investment typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Direct Equity Investments

We also will seek to make direct equity investments in situations where it is appropriate to align our interests with key management and stockholders, and to allow for some participation in the appreciation in enterprise values of our portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our portfolio companies. We seek to maintain fully diluted equity positions in our portfolio companies of 5%

to 50%, and may have controlling interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

Our investment committee is responsible for all aspects of our investment process. The current members of our investment committee are Vincent D. Foster, our Chairman and Chief Executive Officer, Todd A. Reppert, our President and Chief Financial Officer, and Dwayne L. Hyzak, Senior Vice President. Mr. Hyzak replaced David L. Magdol, Senior Vice President, in this revolving seat on the investment committee effective January 1, 2009 and will serve through 2009. Our investment strategy involves a “team” approach, whereby potential transactions are screened by members of our investment team before being presented to the investment committee. Our investment committee meets on an as needed basis depending on transaction volume. Our investment committee generally categorizes our investment process into seven distinct stages:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on lower middle-market companies. We have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in this market.

Screening

During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:

•	a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

•	a brief industry and market analysis; importing direct industry expertise from other portfolio companies or investors;

•	preliminary qualitative analysis of the management team’s competencies and backgrounds;

•	potential investment structures and pricing terms; and

•	regulatory compliance.

Upon successful screening of the proposed transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed transaction, we issue a non-binding term sheet to the company.

Term Sheet

The non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet is non-binding, it generally does require an expense deposit to be paid in order to move the transaction to the due diligence phase. Upon execution of a term sheet and payment of the expense deposit, we begin our formal due diligence process.

Due Diligence

Due diligence on a proposed investment is performed by a minimum of two members of our investment team, whom we refer to collectively as the deal team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance. Our due diligence review includes some or all of the following:

•	initial or additional site visits with management and key personnel;

•	detailed review of historical and projected financial statements;

•	operational reviews and analysis;

•	interviews with customers and suppliers;

•	detailed evaluation of company management, including background checks;

•	review of material contracts;

•	in-depth industry, market, and strategy analysis; and

•	review by legal, environmental or other consultants, if applicable.

During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, “base-case” and upside scenarios. In certain cases, we may decide not to make an investment based on the results of the diligence process.

Document and Close

Upon completion of a satisfactory due diligence review, the deal team presents the findings and a recommendation to our investment committee. The presentation contains information including, but not limited to, the following:

•	company history and overview;

•	transaction overview, history and rationale, including an analysis of transaction strengths and risks;

•	analysis of key customers and suppliers and key contracts;

•	a working capital analysis;

•	an analysis of the company’s business strategy;

•	a management background check and assessment;

•	third-party accounting, legal, environmental or other due diligence findings;

•	investment structure and expected returns;

•	anticipated sources of repayment and potential exit strategies;

•	pro forma capitalization and ownership;

•	an analysis of historical financial results and key financial ratios;

•	sensitivities to management’s financial projections; and

•	detailed reconciliations of historical to pro forma results.

If any adjustments to the transaction terms or structures are proposed by the investment committee, such changes are made and applicable analyses updated. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee. Upon receipt of transaction approval, we will re-confirm regulatory company compliance, process and finalize all required legal documents, and fund the investment.

Post-Investment

We continuously monitor the status and progress of the portfolio companies. We offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same deal team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of our portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process, the deal team will analyze monthly/quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios.

We also use an internally developed investment rating system to characterize and monitor our expected level of returns on each of our investments.

•	Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds our original expectations and projections;

•	Investment Rating 2 represents a portfolio company that, in general, is performing above our original expectations;

•	Investment Rating 3 represents a portfolio company that is generally performing in accordance with our original expectations;

•	Investment Rating 4 represents a portfolio company that is underperforming our original expectations. Investments with such a rating require increased Main Street monitoring and scrutiny; and

•	Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of Main Street monitoring and scrutiny and involve the recognition of unrealized depreciation on such investment.

The following table shows the distribution of our portfolio investments (excluding the investment in our affiliated Investment Manager) on the 1 to 5 investment rating scale at fair value as of December 31, 2008 and December 31, 2007:

	December 31, 2008		December 31, 2007
	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio
	(Dollars in thousands)

1	$27,523	24.9%	$24,619	28.0%
2	23,150	21.0%	35,068	39.8%
3	53,123	48.1%	24,034	27.3%
4	6,035	5.5%	—	0.0%
5	500	0.5%	4,304	4.9%

Totals	$110,331	100.0%	$88,025	100.0%

Based upon our investment rating system, the weighted average rating of our portfolio as of December 31, 2008 and 2007 was approximately 2.4 and 2.2, respectively. As of December 31, 2008 and 2007, we had one debt investment in each period representing 0.5% and 3.1%, respectively, of total portfolio fair value (excluding Main Street’s investment in the Investment Manager) which was on non-accrual status.

Exit Strategies/Refinancing

While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity positions, we typically assist our portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy.

Determination of Net Asset Value and Valuation Process

We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Our business plan calls for us to invest primarily in illiquid securities issued by private companies and/or thinly traded public companies. These investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”) and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, control investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for our control investments. As a result, we determine the fair value of these investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

For valuation purposes, non-control investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. Market quotations for our non-control investments are not readily available. For our non-control investments, we use the market approach to value our equity investments and the income approach to value our debt instruments. For non-control debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the debt security. A change in the assumptions that we use to estimate the fair value of our debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, we may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments could cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

As described below, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, with our Board of Directors ultimately and solely responsible for overseeing, reviewing and approving, in good faith, our estimate of the fair value of each individual investment.

•	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be reviewed and discussed with senior management;

•	The Audit Committee of our Board of Directors will review the preliminary valuations, and the deal team will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Audit Committee;

•	The Board of Directors will assess the valuations and will ultimately approve the fair value of each investment in our portfolio in good faith; and

•	An independent valuation firm engaged by the Board of Directors will perform certain mutually agreed limited procedures that we have identified and asked them to perform on a selection of our final portfolio company valuation conclusions.

Prior to the IPO, the valuations of the Fund’s investments were determined by the General Partner through a multi-step process consistent with the process discussed above except that the review and determination of fair value was made by the General Partner and not by the Audit Committee or the Board of Directors.

Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), has provided third-party valuation consulting services to Main Street, which consisted of certain mutually agreed limited procedures that Main Street identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). During 2008, the Procedures were performed on investments in 24 portfolio companies and on the investment in the Investment Manager comprising approximately 84% of the total portfolio investments at fair value as of December 31, 2008, with the Procedures performed on investments in 5 portfolio companies for the quarter ended March 31, 2008, investments in 8 portfolio companies for the quarter ended June 30, 2008, 5 portfolio companies for the quarter ended September 30, 2008 and 6 portfolio companies and the Investment Manager for the quarter ended December 31, 2008. Duff & Phelps had also reviewed a total of 24 portfolio companies comprising approximately 77% of the total portfolio investments at fair value as of December 31, 2007. Upon completion of the Procedures in each case, Duff & Phelps concluded that the fair value, as determined by Main Street, of those investments subjected to the Procedures did not appear to be unreasonable.

Determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

We compete for investments with a number of BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us have greater financial and managerial resources. We believe we are able to be competitive with these entities primarily on the basis of our focus on the underserved lower middle-market the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see

“Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities.”

Employees

As of December 31, 2008, we had 17 employees, each of whom was employed by the Investment Manager. These employees include investment and portfolio management professionals, operations professionals and administrative staff. In 2008, we hired several investment professionals, as well as our Chief Accounting Officer and General Counsel. We will hire additional investment professionals and additional administrative personnel, as necessary. All of our employees are located in our Houston office.

Properties

We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of December 31, 2008, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive.

			Percentage of
Name and Address	Nature of	Title of Securities	Fully Diluted	Cost of	Fair Value
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment	of Investment

Advantage Millwork Company, Inc.	Manufacturer/Distributor	12% Secured Debt	—	2,955,442	2,955,442
10510 Okanella Street, Suite 200	of Wood Doors	Warrants	12.2%	97,808	—

Houston, TX 77041				3,053,250	2,955,442
American Sensor Technologies, Inc.	Manufacturer of Commercial/	Prime plus 0.5% Secured Debt	—	3,800,000	3,800,000
450 Clark Drive	Industrial Sensors	Warrants	20.0%	50,000	250,000

Mt. Olive, NJ 07828				3,850,000	4,050,000
Café Brazil, LLC	Casual Restaurant	12% Secured Debt	—	2,728,113	2,750,000
202 West Main Street Suite 100	Group	LLC Interests	42.3%	41,837	1,000,000

Allen, TX 75002				2,769,950	3,750,000
Carlton Global Resources, LLC	Processor of	13% PIK Secured Debt	—	4,655,836	—
20021 Valley Blvd, Suite B	Industrial Minerals	LLC Interests	8.5%	400,000	—

Tehachapi, CA 93561				5,055,836	—
CBT Nuggets, LLC	Produces and Sells	14% Secured Debt	—	1,642,518	1,680,000
44 Club Road Suite 150	IT Certification	10% Secured Debt	—	150,000	150,000
Eugene, OR 97401	Training Videos	LLC Interests	29.1%	432,000	1,625,000
		Warrants	10.5%	72,000	500,000

				2,296,518	3,955,000
Ceres Management, LLC (Lambs)	Aftermarket Automotive	14% Secured Debt	—	2,372,601	2,372,601
11675 Jollyville Road, Suite 300	Services Chain	LLC Interests	42.0%	1,200,000	1,300,000

Austin, TX 78759				3,572,601	3,672,601
California Healthcare Medical Billing, Inc.	Healthcare Services	12% Secured Debt	—	1,141,706	1,141,706
1121 E. Washington Ave.		Common Stock	6.0%	390,000	390,000
Escondido, CA 92025		Warrants	12.0%	240,000	240,000

				1,771,706	1,771,706
Condit Exhibits, LLC	Tradeshow Exhibits/	13% current / 5% PIK Secured	—	2,273,194	2,273,194
500 West Tennessee	Custom Displays	Debt LLC Interests	28.1%	300,000	300,000

Denver, CO 80223				2,573,194	2,573,194
East Teak Fine Hardwoods, Inc.	Hardwood Products	Common Stock	3.3%	130,000	490,000

1106 Drake Road Donalds, SC 29638
Gulf Manufacturing, LLC	Industrial Metal	Prime plus 1% Secured Debt	—	1,190,764	1,200,000
1221 Indiana St.	Fabrication	13% Secured Debt	—	1,747,777	1,880,000
Humble, TX 77396		LLC Interests	18.6%	472,000	1,100,000
		Warrants	8.4%	160,000	550,000

				3,570,541	4,730,000

			Percentage of
Name and Address	Nature of	Title of Securities	Fully Diluted	Cost of	Fair Value
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment	of Investment

Hawthorne Customs & Dispatch Services, LLC	Transportation/	13% Secured Debt	—	1,171,988	1,171,988
9370 Wallisville Road	Logistics	LLC Interests	27.8%	375,000	435,000
Houston, TX 77013		Warrants	16.5%	37,500	230,000

				1,584,488	1,836,988
Hayden Acquisition, LLC	Manufacturer of	8% Secured Debt	—	1,781,303	500,000

7801 West Tangerine Rd. Rillito, AZ 85654	Utility Structures
Houston Plating & Coatings, LLC	Plating & Industrial	Prime plus 2% Secured Debt	—	300,000	300,000
1315 Georgia St.	Coating Services	LLC Interests	11.1%	210,000	2,750,000

South Houston, TX 77587				510,000	3,050,000
Hydratec Holdings, LLC	Agricultural Services	12.5% Secured Debt	—	5,311,329	5,311,329
325 Road 192		Prime plus 1% Secured Debt	—	1,579,911	1,579,911
Delano, CA 93215		LLC Interests	60.0%	1,800,000	2,050,000

				8,691,240	8,941,240
Jensen Jewelers of Idaho, LLC	Retail Jewelry	Prime Plus 2% Secured Debt	—	1,030,957	1,044,000
130 2nd Avenue North		13% current / 6% PIK	—	986,980	1,004,591
Twin Falls, ID 83301		Secured Debt LLC Interests	24.3%	376,000	380,000

				2,393,937	2,428,591
KBK Industries, LLC	Specialty Manufacturer	14% Secured Debt	—	3,787,758	3,937,500
East Highway 96	of Oilfield and	8% Secured Debt	—	468,750	468,750
Rush Center, KS 67575	Industrial Products	8% Secured Debt	—	450,000	450,000
		LLC Interests	14.5%	187,500	775,000

				4,894,008	5,631,250
Laurus Healthcare, LP	Healthcare Facilities	13% Secured Debt	—	2,259,664	2,275,000
10000 Memorial Drive, Suite 540		Warrants	17.5%	105,000	2,500,000

Houston, TX 77056				2,364,664	4,775,000
NAPCO Precast, LLC	Precast Concrete	18% Secured Debt	—	6,348,011	6,461,538
6949 Low Bid Lane	Manufacturing	Prime Plus 2% Secured Debt	—	3,660,945	3,692,308
San Antonio, TX 78250		LLC Interests	36.1%	2,000,000	5,100,000

				12,008,956	15,253,846
National Trench Safety, LLC	Trench & Traffic	10% PIK Debt	—	404,256	404,256
15955 West Hardy Road, Suite 100	Safety Equipment	LLC Interests	11.7%	1,792,308	1,792,308

Houston, TX 77060				2,196,564	2,196,564
OMi Holdings, Inc.	Manufacturer of	12% Secured Debt	—	6,603,400	6,603,400
1515 E. I-30 Service Road	Overhead Cranes	Common Stock	28.8%	900,000	570,000

Royse City, TX 75189				7,503,400	7,173,400
Pulse Systems, LLC	Manufacturer of	14% Secured Debt	—	1,819,464	1,831,274
4070 G Nelson Avenue	Components for	Warrants	7.4%	132,856	450,000

Concord, CA 94520	Medical Devices			1,952,320	2,281,274
Quest Design & Production, LLC	Design and Fabrication	10% Secured Debt	—	465,060	600,000
10323 Greenland Ct.	of Custom Display	0% Secured Debt	—	2,000,000	1,400,000
Stafford, TX 77477	Systems	Warrants	40.0%	1,595,858	—
		Warrants	20.0%	40,000	—

				4,100,918	2,000,000
Schneider Sales Management, LLC	Sales Consulting	13% Secured Debt	—	1,909,972	1,909,972
1925 Winchester Blvd. #204	and Training	Warrants	12.0%	45,000	45,000

Greenwood Village, CO 80111				1,954,972	1,954,972
Support Systems Homes, Inc.	Manages Substance	15% Secured Debt	—	226,589	226,589
1925 Winchester Blvd. #204 Campbell, CA 95008	Abuse Treatment Centers
Technical Innovations, LLC	Manufacturer of Specialty	7% Secured Debt	—	409,297	409,297
20714 Highway 36	Cutting Tools and Punches	13.5% Secured Debt	—	3,698,216	3,750,000

Brazoria, TX 77422				4,107,513	4,159,297
Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding	Prime plus 1% Secured Debt	—	875,072	875,072
973 S. Third St. Memphis,	and Shoring Equipment	13% current / 5% PIK Secured	—	3,311,508	3,160,000
TN 38106		Debt LLC Interests	18.4%	992,063	—

				5,178,643	4,035,072
Uvalco Supply, LLC	Farm and Ranch	LLC Interests	39.6%	905,743	1,575,000

2521 E Main St. Uvalde, TX 78801	Supply
Vision Interests, Inc.	Manufacturer/	13% Secured Debt	—	3,579,117	3,579,117
6630 Arroyo Springs St. Suite 600	Installer of Commercial	Common Stock	8.9%	372,000	420,000
Las Vegas, NV 89113	Signage	Warrants	11.2%	160,000	420,000

				4,111,117	4,419,117

			Percentage of
Name and Address	Nature of	Title of Securities	Fully Diluted	Cost of	Fair Value
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment	of Investment

Walden Smokey Point, Inc.	Specialty Transportation/	14% current / 4% PIK Secured	—	4,704,533	4,704,533
7615 Bryonwood Dr.	Logistics	Debt Common Stock	7.6%	600,000	600,000

Arlington, WA 98223				5,304,533	5,304,533
WorldCall, Inc.	Telecommunication/	13% Secured Debt	—
1250 Capital of Texas Hwy., Bldg. 2, Suite 235	Information Services	Common Stock	9.9%	631,199	640,000
Austin, TX 78746				296,631	382,837

				927,830	1,022,837
Ziegler’s NYPD, LLC	Restaurant	Prime Plus 2% Secured Debt	—	594,239	594,239
13901 North 73rd St., #219		13% current / 5% PIK Secured	—	2,663,437	2,663,437
Scottsdale, AZ 85260		Debt Warrants	28.6%	360,000	360,000

				3,617,676	3,617,676
Total				104,960,011	110,331,189

Description of Portfolio Companies

Set forth below is a brief description of each of our current portfolio companies as of December 31, 2008.

•	Advantage Millwork Company, Inc. is a premier designer and manufacturer of high quality wood, decorative metal and wrought iron entry doors.

•	American Sensor Technologies, Inc. designs, develops, manufactures and markets state-of-the-art, high performance commercial and industrial sensors.

•	Café Brazil, LLC owns and operates nine full service restaurant/coffee houses in the Dallas/Fort Worth Metroplex.

•	Carlton Global Resources, LLC is a producer and processor of various industrial minerals for use in the manufacturing, construction and building materials industry.

•	CBT Nuggets, LLC produces and sells original content IT certification training videos. CBT Nuggets, LLC’s training videos provide comprehensive training for certification exams from Microsoft®, CompTIA®, Cisco®, Citrix® and many other professional certification vendors.

•	Ceres Management, LLC (d/b/a Lamb’s Tire and Automotive Centers) is a leading operator of Goodyear tire retail and automotive repair centers in and around Austin, Texas, with fifteen operating locations.

•	California Healthcare Medical Billing, Inc. provides outsourced billing, revenue cycle management, business services, IT and Electronic Health Record (EHR) technology to physician practices and clinics.

•	Condit Exhibits, LLC is a Denver, Colorado based designer, manufacturer and manager of trade show exhibits and permanent displays.

•	East Teak Fine Hardwoods, Inc. is a leading provider of teak lumber, exotic hardwoods and hardwood products.

•	Gulf Manufacturing, LLC manufactures, modifies, and distributes specialty flanges, fittings, rings, plates, spacers, and other fabricated metal products utilized primarily in piping applications.

•	Hawthorne Customs & Dispatch Services, LLC provides “one stop” logistics services to its customers in order to facilitate the import and export of various products to and from the United States.

•	Hayden Acquisition, LLC is a manufacturer and supplier of precast concrete underground utility structures to the construction industry.

•	Houston Plating & Coatings, LLC is a provider of nickel plating and industrial coating services primarily serving the oil field services industry.

•	Hydratec Holdings, LLC is engaged in the design, sale and installation of agricultural micro-irrigation products/systems to farmers in the San Joaquin valley in central California.

•	Jensen Jewelers of Idaho, LLC is the largest privately owned jewelry chain in the Rocky Mountains with 14 stores in 5 states, including Idaho, Montana, Nevada, South Dakota and Wyoming.

•	KBK Industries, LLC is a manufacturer of standard and customized fiberglass tanks and related products primarily for use in oil and gas production, chemical production and agriculture applications.

•	Laurus Healthcare, LP develops and manages single or multi-specialty health care centers through physician partnerships that provide various surgical, diagnostic and interventional services.

•	NAPCO Precast, LLC designs, manufactures, transports and erects precast and pre-stressed concrete products primarily for the non-residential/commercial construction industry.

•	National Trench Safety, LLC engages in the rental and sale of underground equipment and trench safety products, including trench shielding, trench shoring, road plates, pipe lasers, pipe plugs and confined space equipment.

•	OMi Holdings, Inc. designs, manufactures, and installs overhead material handling equipment including bridge cranes, runway systems, monorails, jib cranes and hoists.

•	Pulse Systems, LLC manufactures a wide variety of components used in medical devices for minimally-invasive surgery, primarily in the endovascular field.

•	Quest Design & Production, LLC is engaged in the design, fabrication and installation of graphic presentation materials and associated custom display fixtures used in sales and information center environments.

•	Schneider Sales Management, LLC is a leading publisher of proprietary sales training materials and provider of sales-management consulting services for financial institutions.

•	Support Systems Homes, Inc. operates drug and alcohol rehabilitation centers offering a wide range of substance abuse treatment programs for recovery from addictions.

•	Technical Innovations, LLC designs and manufactures manual, semiautomatic, pneumatic and computer numerically controlled machines and tools used primarily by medical device manufacturers to place access holes in catheters.

•	Universal Scaffolding & Equipment, LLC is in the business of manufacturing, sourcing and selling scaffolding, forming and shoring products, and related custom fabricated products for the commercial and industrial construction industry.

•	Uvalco Supply, LLC is a leading provider of farm and ranch supplies to ranch owners and farmers, as well as a leading provider of design, fabrication and erection services for metal buildings throughout South Texas.

•	Vision Interests, Inc. is a full service sign company that designs, manufactures, installs and services interior and exterior signage for a wide range of customers.

•	Walden Smokey Point, Inc. is an established leader in a niche sector of the trucking and logistics industry.

•	WorldCall, Inc. is a holding company which owns both regulated and unregulated communications and information service providers.

•	Ziegler’s NYPD, LLC is a New York- themed Pizzeria and Italian restaurant with locations across the Phoenix metro area.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consist of six members, four of whom are classified under applicable Nasdaq listing standards as “independent” directors and under Section 2(a)(19) of the 1940 Act as “non-interested” persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2009 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our current Board of Directors is set forth below as of April 30, 2009. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Independent Directors

		Director	Expiration
Name	Age	Since	of Term

Michael Appling Jr.	42	2007	2009
Joseph E. Canon	67	2007	2009
Arthur L. French	68	2007	2009
William D. Gutermuth	57	2007	2009

Interested Directors

		Director	Expiration
Name	Age	Since	of Term

Vincent D. Foster	52	2007	2009
Todd A. Reppert	39	2007	2009

Executive Officers

The following persons serve as our executive officers in the following capacities (ages as of April 30, 2009):

Name	Age	Position(s) Held with the Company

Vincent D. Foster	52	Chairman of the Board and Chief Executive Officer
Todd A. Reppert	39	Director, President and Chief Financial Officer
Rodger A. Stout	57	Senior Vice President-Finance and Administration, Chief Compliance Officer and Treasurer
Jason B. Beauvais	34	Vice President, General Counsel and Secretary
Michael S. Galvan	40	Vice President and Chief Accounting Officer
Curtis L. Hartman	36	Senior Vice President
Dwayne L. Hyzak	36	Senior Vice President
David L. Magdol	38	Senior Vice President

The address for each executive officer is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Biographical Information

Independent Directors

Michael Appling Jr. has been a member of our Board of Directors since July 2007. Mr. Appling is also the President and Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity-funded, international industrial services and rental company. Mr. Appling has also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture-backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen LLP, where he practiced as a certified public accountant.

Joseph E. Canon has been a member of our Board of Directors since July 2007. Since 1982, Mr. Canon has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1982, he was the Vice President and Trust Officer with the First National Bank of Abilene. Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ-GM:FFIN), a financial holding company headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served on the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation.

Arthur L. French has been a member of our Board of Directors since July 2007. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of the Investment Manager and limited partner of the Fund (both of which are now subsidiaries of Main Street). Mr. French began his private investment activities in January 2000; he has served as a director of FabTech Industries, a steel fabricator, since November 2000, and as a director of Rawson, Inc., a distributor of industrial instrumentation products, since May 2003. Mr. French served as Chairman and Chief Executive Officer of Metals USA Inc. from 1996-1999, where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. After serving as a helicopter pilot in the United States Army, Captain-Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23-year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President and Chief Operating Officer.

William D. Gutermuth has been a member of our Board of Directors since July 2007. Since 1986, Mr. Gutermuth has been a partner in the law firm of Bracewell & Giuliani LLP, specializing in the practice of corporate and securities law. From 1999 until 2005, Mr. Gutermuth was the Chair of Bracewell & Giuliani’s Corporate and Securities Section. Mr. Gutermuth is a published author and frequent lecturer on topics relating to corporate governance and enterprise risk management. He has been recognized by independent evaluation organizations as “One of the Best Lawyers in America-Corporate M&A and Securities Law” and as a Texas “Super Lawyer”. In addition, Mr. Gutermuth serves as a director of the Texas TriCities Chapter of the National Association of Corporate Directors.

Interested Directors

Vincent D. Foster has been Chairman of our Board of Directors since April 2007. He is our Chief Executive Officer and a member of our investment committee. Since 2002, Mr. Foster has been a senior managing director of the General Partner and the Investment Manager (both of which are now subsidiaries of Main Street). He has also been the senior managing director of the general partner for MSC II, an SBIC he co-founded, since January 2006. From 2000 to 2002, Mr. Foster was the senior managing director of the predecessor entity of the Fund. Prior to that, Mr. Foster co-founded Main Street Merchant Partners, a merchant-banking firm. He has served as director of U.S. Concrete, Inc. (NASDAQ-GM: RMIX) since 1999. He also serves as a director of Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, Carriage Services, Inc. (NYSE: CSV), a death-care company, and Team, Inc. (NASDAQ-GS: TISI), a provider of specialty industrial services. In addition, Mr. Foster serves as a director, officer and founder of the Texas TriCities Chapter of the National Association of Corporate Directors. Prior to his private investment activities, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP from 1988-1997. Mr. Foster was the director of Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating industries.

Todd A. Reppert has been a member of our Board of Directors since April 2007. He is our President and Chief Financial Officer and is a member of our investment committee. Since 2002, he has been a senior managing director of the General Partner and the Investment Manager (both of which are now subsidiaries of Main Street). Mr. Reppert has been a senior managing director of the general partner for MSC II, an SBIC he co-founded, since January 2006. From 2000 to 2002, Mr. Reppert was a senior managing director of the predecessor entity of the Fund. Prior to that, he was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle-market companies. Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen LLP. At Arthur Andersen LLP, he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives.

Non-Director Executive Officers

Rodger A. Stout serves as our Chief Compliance Officer, Senior Vice President-Finance and Administration and Treasurer. Mr. Stout has been the chief financial officer of the General Partner, the Investment Manager and the general partner of MSC II, an SBIC, since 2006. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., a consolidation of nine steel fabricators. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15-year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

Jason B. Beauvais serves as our Vice President, General Counsel and Secretary. Prior to joining us in June 2008, Mr. Beauvais was an attorney with Occidental Petroleum Corporation, an international oil and gas exploration and production company, since August 2006. From October 2002 to August 2006, he was an associate in the Corporate and Securities section of Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions. Mr. Beauvais has been licensed to practice law in Texas since 2002.

Michael S. Galvan serves as our Vice President and Chief Accounting Officer. Prior to joining us in February 2008, Mr. Galvan was senior manager of financial operations with Direct Energy, a retail gas and electricity service provider since October 2006. From September 2005 to October 2006, he was a senior audit manager with Malone & Bailey, PC, where he managed and coordinated audits of publicly traded companies and other companies. From March 2003 to September 2005, Mr. Galvan was Director of Bankruptcy Coordination at Enron Corporation. Prior to March 2003, he served in other executive positions at various Enron affiliates.

Curtis L. Hartman serves as one of our Senior Vice Presidents. Mr. Hartman has been a managing director of the General Partner and the Investment Manager since 2002 and a managing director of the general partner for MSC II since January 2006. From 2000 to 2002, he was a director of the predecessor entity of the Fund. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.

Dwayne L. Hyzak serves as one of our Senior Vice Presidents and is a member of our investment committee. Mr. Hyzak has been a managing director of the General Partner and the Investment Manager since 2002. He has also been a managing director of the general partner for MSC II since January 2006. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, where he was principally focused on the company’s mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen LLP in its Transaction Advisory Services group.

David L. Magdol serves as one of our Senior Vice Presidents. Mr. Magdol has been a managing director of the General Partner and the Investment Manager since 2002 and a managing director of the general partner for MSC II since January 2006. From 2000 to 2002, Mr. Magdol was a vice president in the Investment Banking Group of Lazard Freres & Co. LLC. From 1996 to 2000, Mr. Magdol served as a vice president of McMullen Group, a private equity investment firm capitalized by Dr. John J. McMullen. From 1993 to 1995, Mr. Magdol worked in the Structured Finance Services Group of Chemical Bank as a management associate.

Meetings of the Board of Directors and Committees

Our Board of Directors met six times and acted by unanimous written consent eight times during 2008. Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates pursuant to a charter, each of which is available under “Governance” on the Investor Relations section of our website at www.mainstcapital.com, and is also available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary’s Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.

Our Board of Directors approved the designation of Arthur L. French as lead director to preside at all executive sessions of non-management directors. In the lead director’s absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Director, c/o Main Street Capital Corporation, Corporate Secretary’s Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors, in connection with its review and approval of the determination of, the fair value of our debt and equity securities that are not publicly traded or for which current market values are not readily available. Our Board of Directors has determined that Mr. Appling is an “Audit Committee financial expert” as defined by the SEC and an independent director. Messrs. Canon and French are the other members of the Audit Committee. During the year ended December 31, 2008, the Audit Committee met five times and acted by unanimous written consent once.

Compensation Committee

The Compensation Committee determines the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, excluding the employee directors. The members of the Compensation Committee are Messrs. Canon, French and Gutermuth. During the year ended December 31, 2008, the Compensation Committee met five times and acted by unanimous written consent once.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees and evaluations of our management. The members of the Nominating and Corporate Governance Committee are Messrs. Appling, Canon and Gutermuth. During the year ended December 31, 2008, the Nominating and Corporate Governance Committee met five times.

Investment Committee

Our investment committee is responsible for all aspects of our investment process, including, origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring. The current members of our investment committee are Messrs. Foster, Reppert and Hyzak. Our investment strategy involves a “team” approach, whereby potential transactions are screened by members of our investment team before being presented to the investment committee. Our investment committee meets on an as needed basis depending on transaction volume.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers and employees. Our code of business conduct and ethics is available on the Investor Relations section of our Web site at www.mainstcapital.com under “Governance.” We intend to disclose any future amendments to, or waivers from, this code of conduct within four business days of the waiver or amendment through a Web site posting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

The following table sets forth the compensation that we paid during the year ended December 31, 2008 to our directors. Directors who are also employees of Main Street or of its subsidiaries do not receive compensation for their services as directors.

	Fees Earned or	Stock Awards	All Other
Name	Paid in Cash	(1)(2)	Compensation(3)	Total

Michael Appling Jr.	$40,000	$45,000	$1,838	$86,838
Joseph E. Canon	35,000	45,000	1,838	81,838
Arthur L. French	35,000	45,000	1,838	81,838
William D. Gutermuth	30,000	45,000	1,838	76,838

(1)	These amounts represent the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of awards granted in 2008 as well as prior fiscal years, if any, as determined in accordance with FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included herein. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by our directors.

(2)	Each of our non-employee directors received an award of 5,000 restricted shares under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan on July 1, 2008. 2,500 restricted shares of each grant vested 100% immediately on the grant date for service on the Board over the past year, and 2,500 restricted shares of each grant will vest 100% on June 10, 2009, provided that the grantee has been in continuous service as a member of the Board of Directors through such date. The grant date fair value of each non-employee director’s award of restricted stock granted in 2008 was $60,000 based on the $12.00 closing price of our common stock on the Nasdaq Global Select Market on July 1, 2008. Each non-employee director had 2,500 unvested shares of restricted stock outstanding as of December 31, 2008.

(3)	These amounts reflect the dollar value of dividends paid on unvested restricted stock awards in 2008.

The compensation for non-employee directors for 2008 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $30,000. Non-employee directors will not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees receive additional annual retainers as follows:

•	the chair of the Audit Committee: $10,000; and

•	the chair of each of the Compensation and Nominating and Corporate Governance committees: $5,000.

Our 2008 Non-Employee Director Restricted Stock Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under our 2008 Non-Employee Director Restricted Stock Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director will receive a number of shares equivalent to $30,000 worth of shares based on the market value at the close of the exchange on the date of grant. Forfeiture provisions will lapse as to an entire award at the end of the one-year term.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2008 compensation of Main Street’s Chief Executive Officer, President and Chief Financial Officer and four other most highly compensated executive officers during 2008. Those six individuals are referred to in this CD&A as the Named Executive Officers, or NEOs.

Compensation Philosophy and Objectives

The Main Street compensation system was developed by the Compensation Committee and approved by all Independent Directors. The system is designed to attract and retain key executives, motivate them to achieve the company’s short-term and long-term objectives, reward them for superior performance and align their interests with those of the company’s stockholders. Significant elements of the compensation arrangements with the NEOs (other than the Chief Executive Officer) are set forth in separate employment agreements Main Street entered into with them in connection with the company’s initial public offering. Main Street’s Chief Executive Officer, who has signed a non-compete agreement, serves at the discretion of the Board of Directors. The structure of those employment agreements and Main Street’s incentive compensation programs are designed to encourage and reward the following, among other things:

•	superior risk-adjusted returns on the company’s investment portfolio;

•	management team development;

•	maintenance of liquidity and capital flexibility to accomplish the company’s business objectives; and

•	strength in income and capital gains to support and grow the company’s dividend payments.

Subject to the provisions of the employment agreements with the NEOs described below, the Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street’s Chief Executive Officer assists the Compensation Committee by providing annual recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Compensation Committee can exercise its discretion in modifying or accepting those recommendations. The Chief Executive Officer routinely attends Compensation Committee meetings. However, the Compensation Committee also meets in executive session without the Chief Executive Officer or other members of management present when discussing the Chief Executive Officer’s compensation and on certain other occasions.

The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs. Members of the Compensation Committee consider market practices by reviewing proxy statements or similar information made available by other internally managed business development companies, or BDCs, under the 1940 Act. The Compensation Committee also has the authority to utilize compensation consultants to better understand competitive pay practices. In this regard, the Compensation Committee engaged a compensation consultant in late 2008 to study the level and structure of compensation paid to our NEOs as compared to other internally managed business development companies, private equity firms and specialty finance companies (both public and private). The Compensation Committee is considering the findings of the compensation consultant but does not currently expect any material changes to the compensation program for our NEOs.

Assessment of Market Data

To assess the competitiveness of executive compensation levels, the Compensation Committee analyzes a comparative group of BDCs and reviews their competitive performance and compensation levels. This analysis centers around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope to the company. Since there are relatively few internally managed BDCs, and because of Main Street’s relatively small asset size and market capitalization in comparison to many BDCs, the Compensation Committee includes certain internally managed BDCs in Main Street’s peer group that are substantially larger than the company. The peer group consists of the following companies: American Capital Strategies, Ltd., Allied Capital Corporation, Hercules Technology Growth Capital, Inc., Kohlberg Capital Corporation, MCG Capital Corporation, Patriot Capital Funding, Inc., Harris & Harris Group, Inc. and Triangle Capital Corporation.

Items reviewed include, but are not necessarily limited to, base compensation, bonus compensation, equity option awards, restricted stock awards, and other compensation as detailed in the respective proxies, research analysts’ reports and other publicly available information. In addition to actual levels of compensation, the Compensation Committee also analyzes the approach other BDCs are taking with regard to their compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, a mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures established to achieve long-term total return for stockholders. Although each of the peer companies is not precisely comparable in size, scope and operations to the company, the Compensation Committee believes that they are the most relevant comparable companies available with disclosed executive compensation data, and provide a good representation of competitive compensation levels for the company’s executives.

Assessment of Company Performance

The Compensation Committee believes that consistent financial performance coupled with reasonable, long-term stockholders’ returns and proportional employee compensation are essential components for Main Street’s long-term business success. Main Street typically makes three to seven year investments in lower middle-market companies. The company’s business plan involves taking on investment risk over an extended period of time, and a premium is placed on the ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Main Street’s strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the company’s employee base is dedicated to the maintenance of asset values and expansion of this recurring income to support and grow dividends. The Compensation Committee believes that stability with regard to the management team is important in achieving successful implementation of the company’s strategy.

Executive Compensation Components

For 2008, the components of Main Street’s direct compensation program for NEOs include:

•	base salary;

•	annual cash bonuses;

•	long-term compensation pursuant to the 2008 Equity Incentive Plan; and

•	other benefits.

The Compensation Committee designs each NEO’s direct compensation package to appropriately reward the NEO for his contribution to the company. The judgment and experience of the Compensation Committee are weighed with performance metrics and consultation with the Chief Executive Officer to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals reviewed and approved by the Compensation Committee is intended to motivate NEOs to remain with the company and work to achieve its business objectives. Stock-based compensation is awarded based on performance expectations reviewed and approved by the Compensation Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Compensation Committee’s views regarding an NEO’s individual preference for current cash compensation with appropriate retention incentives.

Base Salary

Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management considered a number of factors, including the seniority and experience level of the individual, the functional role of his position, the level of the individual’s responsibility, the company’s ability to replace the individual, the past base salary of the individual and the number of well-qualified candidates available in the area. In addition, the Compensation Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. Each of the NEO employment agreements establishes a target for annual increase in base salary at 5%, but provides that any increase is at the sole discretion of the Compensation Committee. Each such employment agreement also provides that the base salary is not subject to reduction. The key factors in determining increases in salary level are relative performance and competitive pressures.

Annual Cash Bonuses

Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Bonus opportunities for the NEOs are determined by the Compensation Committee on a discretionary basis and are based on performance criteria, including corporate and individual performance goals and measures, set by the Compensation Committee with the Chief Executive Officer’s input. As more fully described below in “Employment Agreements,” the employment agreements of the NEOs provide for target annual cash bonus amounts as a percentage of base salary.

Long-Term Incentive Awards

Main Street’s Board and stockholders have approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the company’s long-term growth and (iv) link employees’ compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award.

Options.  The Compensation Committee may grant equity options to purchase Main Street’s common stock (including incentive stock options and nonqualified stock options). The Compensation Committee expects that any options granted by it will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or “vested,” at some later time after grant. Some stock options may provide for vesting simply by the grantee remaining employed by Main Street for a period of time, and some may provide for vesting based on the grantee and/or the company attaining specified performance levels. To date the Compensation Committee has not granted any stock options to any NEO.

Restricted Stock.  Main Street has received exemptive relief from the SEC that permits the company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2008 Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Compensation Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. As more fully described below, each of the NEO employment agreements provides for a target annual restricted stock award or an equitable substitute.

Other Benefits

Main Street’s NEOs participate in the same benefit plans and programs as the company’s other employees, including comprehensive medical insurance, comprehensive dental insurance, business travel accident insurance, short term disability coverage, long term disability insurance, and vision care.

Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the company makes non-discretionary matching contributions to each participant’s plan account on the participant’s behalf. For each participating employee, the company’s contribution is generally a match of the employee’s contributions up to a 4.5% contribution level with a maximum annual matching contribution of $10,350 during 2008. All contributions to the plan, including the company’s, vest immediately. The Board of Directors may also, at its sole discretion, make additional contributions to employee 401(k) plan accounts, which would vest on the same basis as other employer contributions.

Perquisites

The company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Employment Agreements

In connection with Main Street’s initial public offering, the company entered into employment agreements with each of its NEOs, other than Mr. Foster, its Chief Executive Officer. Initial terms of the employment agreements extend to December 31, 2010. As the Chairman of the Board of Directors and Chief Executive Officer, Mr. Foster does not have an employment agreement and will serve as an executive officer at the direction and discretion of the Board of Directors. However, Mr. Foster has executed a confidentiality and non-compete agreement with the company. The NEO employment agreements specify an initial base salary which was paid in 2007 and contemplate a 5% target annual increase in base salary (provided that any increase is in the sole discretion of the Compensation Committee).

Each NEO employment agreement specifies a target discretionary annual bonus as a percentage of his then current base salary based upon achieving the performance objectives established by the Compensation Committee. Under the NEO employment agreements, the applicable NEOs have referenced target bonus amounts for each of the years ending December 31, 2008, 2009 and 2010. The target bonus amounts for Mr. Reppert are 50%, 60% and 70% of his base salary, respectively, for each of those three calendar years. The target bonus amounts for Messrs. Stout, Hartman, Hyzak and Magdol are 40%, 50% and 60% of their base salaries for each of those three calendar years, respectively. The Compensation Committee has established applicable individual performance objectives, and will approve the actual bonus awarded to each NEO annually.

Each NEO employment agreement also provides for the initial grant of restricted stock in an amount equal to 40,000 shares for Mr. Reppert and 30,000 shares for each of Messrs. Stout, Hartman, Hyzak and Magdol in respect of such executive’s service performed in 2007, including in connection with the successful completion of the company’s initial public offering, and in 2008. As discussed below, initial grants of restricted stock related to this provision were made to the NEOs on July 1, 2008. In addition, the NEO employment agreements provide for targeted annual restricted stock awards for each of calendar years 2009 and 2010 with date of grant valuation of 75% of base salary for Mr. Reppert and date of grant valuation of 50% of base salaries for each of Messrs. Stout, Hartman, Hyzak and Magdol, in each case subject to the Compensation Committee’s discretion based on the satisfaction of objective, reasonable and attainable performance criteria established by the Compensation Committee. Restricted stock awards will generally vest in equal annual portions over the four years subsequent to the date of grant.

The NEO employment agreements also provide for certain severance and other benefits upon termination after a change of control or certain other specified termination events. The severance and other benefits in these circumstances are discussed below and reflected in the “Potential Payments upon Termination or Change of Control Table.”

Mr. Reppert’s employment agreement generally provides for a non-competition period after his voluntary termination or a termination without cause by the company. However, Messrs. Stout, Hartman, Hyzak and Magdol would generally only be subject to the non-competition provisions of their employment agreements in the event they are terminated without cause. The NEO employment agreements also provide for a non-solicitation period after any termination of employment and provide for the protection of Main Street’s confidential information.

Change in Control and Severance

Upon a change in control, equity-based awards under the 2008 Equity Incentive Plan may vest and/or become immediately exercisable or salable. In addition, upon termination of employment following a change in control, the NEOs who are parties to the NEO employment agreements may be entitled to severance payments.

2008 Equity Incentive Plan.  Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and, in the case of options, then terminated to the extent not exercised within a designated time period.

Transactions involving a “change in control” under the 2008 Equity Incentive Plan include:

•	a consolidation, merger, stock sale or similar transaction or series of related transactions in which Main Street is not the surviving corporation or which results in the acquisition of all or substantially all of the company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

•	a sale or transfer of all or substantially all of the company’s assets;

•	Main Street’s dissolution or liquidation; or

•	a change in the membership of the company’s Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, whom are referred to as the Continuing Directors, and any new director whose election or nomination by the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board.

Severance.  Under specified transactions involving a change in control (as defined in each NEO employment agreement), if an NEO who is a party to an NEO employment agreement terminates his employment with Main Street for good reason within one year following such change in control, or if the company terminates or fails to renew the NEO’s employment agreement within the one year commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include a lump-sum payment equal to two or three times, depending upon the NEO’s position, the NEO’s annual salary at that time, plus the NEO’s target bonus compensation as described in the employment agreement, and the company will continue to provide the NEO with certain benefits provided to him immediately prior to the termination as described in the employment agreement for a designated time period.

Under the employment agreements, a “Change in Control” occurs if:

•	A person or a group acquires ownership of Main Street’s capital stock that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the company’s capital stock;

•	a person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of capital stock possessing 30 percent or more of the total voting power of the company’s capital stock;

•	a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election; or

•	a person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) company assets that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the company’s assets immediately prior to such acquisition or acquisitions. Certain transfers of assets are not considered a change in control if transferred to specified parties.

The rationale behind providing a severance package in certain events is (1) to attract and retain dedicated and talented executives and to provide such executives with reasonable financial remuneration and restitution in the event of dislocation and disruption of employment as a result of involuntary severance, and (2) to maintain and maximize shareholder value through the management team’s commitment and fidelity to the integrity of a change-in-control transaction. For further discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “Potential Payments upon Termination or Change in Control Table” included herein.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street’s general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. The Compensation Committee may authorize forms of compensation that might not be deductible if the Compensation Committee deems such to be in the best interests of Main Street and its stockholders. The company had no nondeductible compensation paid to executive officers in 2008.

2008 Compensation Determination

The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Compensation Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2008 achieves the overall objectives of Main Street’s executive compensation program.

Determination of Annual Base Salary

The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures. Increases in the 2008 annual base salary of each NEO over his 2007 annualized base salary are based exclusively on the loss by such NEO of certain benefits that were received prior to the company’s initial public offering. Without the adjustments described in the previous sentence, the 2008 base salary of each NEO would have been equal to such NEO’s 2007 annualized base salary.

Mr. Foster was paid an annual base salary of $353,910 for 2008, an increase of 1.5% over his 2007 annualized base salary.

Mr. Reppert was paid an annual base salary of $316,410 for 2008, an increase of 1.7% over his 2007 annualized base salary.

Mr. Stout was paid an annual base salary of $215,160 for 2008, an increase of 2.5% over his 2007 annualized base salary.

Mr. Hartman was paid an annual base salary of $215,160 for 2008, an increase of 2.5% over his 2007 annualized base salary.

Mr. Hyzak was paid an annual base salary of $215,160 for 2008, an increase of 2.5% over his 2007 annualized base salary.

Mr. Magdol was paid an annual base salary of $215,160 for 2008, an increase of 2.5% over his 2007 annualized base salary.

Determination of Annual Cash Incentive Bonus

Cash bonuses are determined annually by the Compensation Committee on a discretionary basis. Cash bonuses for 2008 were accrued in 2008 but were determined by the Compensation Committee and paid to NEOs in the first quarter of 2009. The 2008 target cash bonus percentage of base salary for each NEO is presented below as well as the actual cash bonus percentage of base salary for each NEO in 2008. The Compensation Committee, in its sole discretion, may award cash bonuses that exceed cash bonus targets if it believes that the performance of the NEO during the given year merits such a bonus. The company did not pay a cash bonus to any NEO in 2007.

		Actual % of
	Target % of	2008 Salary
Named Executive Officer	2008 Salary	Awarded

Vincent D. Foster	n/a	0%
Todd A. Reppert	50%	36%
Rodger A. Stout	40%	35%
Curtis L. Hartman	40%	35%
Dwayne L. Hyzak	40%	35%
David L. Magdol	40%	35%

The Compensation Committee considered performance achievements in the determination of cash bonuses for 2008, including company performance and the personal performance of each individual. The performance goals used for determining the cash bonuses for NEOs included, among other things, the following:

•	Maintaining liquidity and capital flexibility to accomplish the company’s business objectives;

•	Maintaining appropriate dividend payouts to stockholders;

•	Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

•	Maintaining reasonable relative overall portfolio performance.

Based on a recommendation by Mr. Foster in light of the current economic environment, the Compensation Committee did not award Mr. Foster a 2008 cash bonus but will however consider awarding Mr. Foster additional restricted stock in 2009 in lieu thereof. Cash bonuses were paid as shown below to other NEOs for 2008 performance. These bonuses are less than specified in the individual employment contracts of the NEOs but do not reflect negatively on any individual executive’s performance. Instead, these bonus amounts reflect the Compensation Committee’s and the executives’ desire to maintain an appropriate operating cost level in a difficult economic environment.

Mr. Reppert was paid an annual cash bonus of $115,000 for 2008. This cash bonus recognizes Mr. Reppert’s performance as President and CFO during very turbulent market conditions and particularly his leadership in strengthening the company’s liquidity and capital flexibility.

Mr. Stout was paid an annual cash bonus of $75,000 for 2008. This cash bonus recognizes Mr. Stout’s management of internal control, financial and accounting responsibilities while transitioning to treasury and compliance accountability.

Mr. Hartman was paid an annual cash bonus of $75,000 for 2008. This cash bonus recognizes Mr. Hartman’s performance in managing current portfolio investments, executing new investment opportunities and developing and training Main Street personnel.

Mr. Hyzak was paid an annual cash bonus of $75,000 for 2008. This cash bonus recognizes Mr. Hyzak’s performance in managing current portfolio investments, executing new investment opportunities and developing and training Main Street personnel.

Mr. Magdol was paid an annual cash bonus of $75,000 for 2008. This cash bonus recognizes Mr. Magdol’s performance in managing current portfolio investments, executing new investment opportunities and developing and training Main Street personnel.

Determination of Long-Term Incentive Awards

As contemplated by each NEO’s employment agreement, after approval of the 2008 Equity Incentive Plan by the stockholders, each NEO was granted shares of restricted stock under the plan, effective July 1, 2008. The 2008 target grant amount of restricted shares for each NEO is presented below as well as the actual 2008 grant amount of restricted shares awarded to each NEO. All restricted stock grants to NEOs under the 2008 Equity Incentive Plan vest ratably over four years from the grant date. Messrs. Foster and Reppert recommended that the Compensation Committee reallocate a portion of their individual grants of restricted shares to other company employees, including Messrs. Stout, Hartman, Hyzak and Magdol, for their diligence and dedication in connection with the successful initial public offering of the company in October 2007 and in the implementation of the company’s strategies in 2007 and 2008.

	Target Number of	Actual Number of
Named Executive Officer	Restricted Shares	Restricted Shares Granted

Vincent D. Foster	n/a	30,000
Todd A. Reppert	40,000	30,000
Rodger A. Stout	30,000	35,000
Curtis L. Hartman	30,000	32,500
Dwayne L. Hyzak	30,000	35,000
David L. Magdol	30,000	32,500

Executive Officer Compensation

The following table summarizes compensation of our Chief Executive Officer, our President and Chief Financial Officer and our four highest paid executive officers who did not serve as our Chief Executive Officer or Chief Financial Officer during 2008, all of whom we refer to as our NEOs, for the fiscal year ended December 31, 2008.

Summary Compensation Table

				Stock	All Other
Name and Principal Position	Year	Salary(1)	Bonus(2)	Awards(3)	Compensation(4)		Total

Vincent D. Foster	2008	$353,910	n/a	$45,000	$32,400	(5)	$431,310
Chairman & Chief	2007	87,188	n/a	n/a	2,531		89,719
Executive Officer
Todd A. Reppert	2008	$316,410	$115,000	$45,000	$32,400	(6)	$508,810
President & Chief	2007	77,813	n/a	n/a	2,531		80,344
Financial Officer
Rodger A. Stout	2008	$215,160	$75,000	$52,500	$35,072	(7)	$377,732
Chief Compliance Officer,	2007	52,500	n/a	n/a	2,363		54,863
Senior Vice President — Finance and Administration and Treasurer
Curtis L. Hartman	2008	$215,160	$75,000	$48,750	$33,570	(8)	$372,480
Senior Vice President	2007	52,500	n/a	n/a	2,531		55,031
Dwayne L. Hyzak	2008	$215,160	$75,000	$52,500	$35,407	(9)	$378,067
Senior Vice President	2007	52,500	n/a	n/a	2,531		55,031
David L. Magdol	2008	$215,160	$75,000	$48,750	$33,570	(10)	$372,480
Senior Vice President	2007	52,500	n/a	n/a	2,531		55,031

(1)	The 2007 salary amounts reflect the actual salaries of the NEOs that were in effect during the period from October 4, 2007, the completion of our initial public offering, through December 31, 2007. All executive compensation is paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(2)	These amounts reflect annual cash bonuses earned during 2008 by the NEOs and were determined based on individual performance goals adopted by the Compensation Committee. No cash bonuses were paid to NEOs in 2007. All annual cash bonuses are paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(3)	These amounts represent the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of awards granted in 2008 as well as prior fiscal years, if any, as determined in accordance with FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included herein. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by our NEOs.

(4)	For 2008, these amounts reflect (i) employer matching contributions we made to our 401(k) Plan and (ii) the dollar value of dividends paid on unvested restricted stock awards. For 2007, these amounts reflect employer matching contributions we made to our 401(k) Plan during the period from October 4, 2007, the completion of our initial public offering, through December 31, 2007. We make matching contributions for each semi-monthly payroll period.

(5)	Includes $10,350 employer matching contributions to our 401(k) Plan and $22,050 dollar value of dividends on unvested restricted stock awards.

(6)	Includes $10,350 employer matching contributions to our 401(k) Plan and $22,050 dollar value of dividends on unvested restricted stock awards.

(7)	Includes $25,725 dollar value of dividends on unvested restricted stock awards.

(8)	Includes $23,888 dollar value of dividends on unvested restricted stock awards.

(9)	Includes $25,725 dollar value of dividends on unvested restricted stock awards.

(10)	Includes $23,888 dollar value of dividends on unvested restricted stock awards.

Grants of Plan-Based Awards

The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2008:

		Stock
		Awards;	Grant Date
		Number of	Fair Value
		Shares of	of Stock
Name	Grant Date	Stock	Awards

Vincent D. Foster	7/1/08	30,000	$360,000
Todd A. Reppert	7/1/08	30,000	$360,000
Rodger A. Stout	7/1/08	35,000	$420,000
Curtis L. Hartman	7/1/08	32,500	$390,000
Dwayne L. Hyzak	7/1/08	35,000	$420,000
David L. Magdol	7/1/08	32,500	$390,000

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the awards of restricted stock for which forfeiture provisions were outstanding at December 31, 2008:

	Stock Awards
		Market Value of
	Number of Shares	Shares of
	of Stock that	Stock that Have Not
Name	Have Not Vested(1)	Vested(2)

Vincent D. Foster	30,000	$293,100
Todd A. Reppert	30,000	$293,100
Rodger A. Stout	35,000	$341,950
Curtis L. Hartman	32,500	$317,525
Dwayne L. Hyzak	35,000	$341,950
David L. Magdol	32,500	$317,525

(1)	No restricted stock awards have been transferred.

(2)	The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2008, which was $9.77.

Potential Payments upon Termination or Change in Control

Each NEO, other than our Chief Executive Officer (who has signed a non-compete agreement and serves at the discretion of our Board of Directors), is entitled under his employment agreement to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments as of December 31, 2008 with respect to each applicable NEO:

						Within One Year
					Termination	After Change in
				Termination	Without Cause	Control; Termination
				With	or Good	Without Cause or
	Benefit	Death(3)	Disability(3)	Cause(4)	Reason(3)(4)	Good Reason(3)(4)

Todd A. Reppert	Severance(1)	$—	$—	$—	$632,820	$949,230
	Bonus(2)	—	—	—	379,692	569,538
Rodger A. Stout	Severance(1)	—	—	—	322,740	430,320
	Bonus(2)	—	—	—	161,370	215,160
Curtis L. Hartman	Severance(1)	—	—	—	322,740	430,320
	Bonus(2)	—	—	—	161,370	215,160
Dwayne L. Hyzak	Severance(1)	—	—	—	322,740	430,320
	Bonus(2)	—	—	—	161,370	215,160
David L. Magdol	Severance(1)	—	—	—	322,740	430,320
	Bonus(2)	—	—	—	161,370	215,160

(1)	Severance pay includes an NEO’s annual base salary and applicable multiple thereof paid monthly beginning at the time of termination or paid in lump-sum if termination is within one year of a change in control.

(2)	Bonus compensation includes an NEO’s current target annual bonus and applicable multiple thereof paid monthly beginning at the time of termination or paid lump-sum if termination is within one year of a change in control.

(3)	Upon these termination events, the NEO will become fully vested in any previously unvested stock-based compensation.

(4)	For a discussion of how the employment agreements define the term “Change of Control,” see “Compensation Discussion and Analysis — Change in Control and Severance.” The employment agreements define

“Cause” as conviction of a felony or other crime of moral turpitude; failure or refusal to perform all duties and obligations; gross negligence or willful misconduct to our material detriment; or the material breach of the employment agreement or any provision of a uniformly applied policy such as our Code of Business Conduct and Ethics. The employment agreements define “Good Reason” as the existence, without the executive’s consent, of any of the following conditions at any time during the two years prior to the executive’s termination: a material diminution in an executive’s base salary, target bonus or authority and duties (not including any position on our Board of Directors); implementation of a requirement that the executive report to an employee or corporate officer rather than directly to the Chairman of the Board and the Chief Executive Officer or a material diminution in the authority and responsibilities of the executive’s supervisor; a material change in the location where the executive’s duties are to be performed; or the material breach by us of the employment agreement, including the failure of any successor to us to assume the terms of the agreement.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Transactions with Related Persons

We co-invested with Main Street Capital II , LP in several existing portfolio investments prior to our initial public offering (the “IPO”), but did not co-invest with Main Street Capital II, LP subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with Main Street Capital II, LP in accordance with the terms of such exemptive relief. Main Street Capital II, LP is managed by Main Street Capital Partners, LLC, and Main Street Capital Partners, LLC is wholly owned by us. Main Street Capital II, LP is a privately owned SBIC fund with similar investment objectives to us and which began its investment operations in January 2006. The co-investments among us and Main Street Capital II, LP have all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with Main Street Capital Partners, LLC’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

In addition, during the year ended December 31, 2008, one of our wholly owned subsidiaries, Main Street Capital Partners, LLC, received $3.3 million from Main Street Capital II , L.P. for providing investment advisory services to Main Street Capital II, L.P . Messrs. Foster and Reppert control the general partner of Main Street Capital II, L.P.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of March 20, 2009. Percentage of beneficial ownership is based on 9,076,139 shares of common stock outstanding as of March 20, 2009.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

	Shares
	Owned Beneficially
Name	Number		Percentage

Independent Directors:
Michael Appling Jr.	19,239		*
Joseph E. Canon	292,620	(1)	3.2%
Arthur L. French	15,487		*
William D. Gutermuth	10,709		*
Interested Directors:
Vincent D. Foster	1,068,785	(2)	11.78%
Todd A. Reppert	654,089	(3)	7.21%
Executive Officers:
Rodger A. Stout	67,537		*
Jason B. Beauvais	9,176		*
Michael S. Galvan	8,575		*
Curtis L. Hartman	227,972	(4)	2.51%
Dwayne L. Hyzak	239,486		2.64%
David L. Magdol	247,767		2.73%
All Directors and Officers as a Group (12 persons)	2,861,443		31.53%

*	Less than 1%

(1)	Includes (i) 63,121 shares of common stock held by the Dodge Jones Foundation for which Mr. Canon has sole voting and investment power as Executive Vice President and (ii) 218,183 shares of common stock held by JMK Investments, LP for which Mr. Canon has shared voting and investment power as co-manager of its general partner. Mr. Canon disclaims beneficial ownership of the securities held by the Dodge Jones Foundation and JMK Investments, LP.

(2)	Includes 7,629 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster’s children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares. Also includes 2,222 shares and 2,175 shares held in custodial accounts for Mr. Foster’s daughters, Amy Foster and Brittany Foster, respectively.

(3)	Includes 142,387 shares of common stock held by Reppert Investments Limited Partnership which are beneficially owned by Mr. Reppert.

(4)	Includes 188,947 shares of common stock held in margin accounts or otherwise pledged.

The following table sets forth, as of March 20, 2009, the dollar range of our equity securities that is beneficially owned by each of our directors.

	Dollar Range of Equity
	Securities Beneficially
	Owned(1)(2)(3)

Interested Directors:
Vincent D. Foster	over $	100,000
Todd A. Reppert	over $	100,000
Independent Directors:
Michael Appling Jr.	over $	100,000
Joseph E. Canon	over $	100,000
Arthur L. French	over $	100,000
William D. Gutermuth	over $	100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $9.47 per share as of March 20, 2009.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 17, 2008, our common stockholders voted to allow us to issue common stock at any discount from our net asset value (NAV) per share for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual stockholders meeting, and we are seeking similar approval from our stockholders at our 2009 annual stockholders meeting for the following year. In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•	a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We are permitted to sell shares of common stock below NAV per share in rights offerings although we will not do so under this prospectus. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

• existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	—	$99,100	—	$96,700	—
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(3,300)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(3.30)%

(1)	Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50%		150%
		Participation		Participation
	Prior to Sale	Following		Following
	Below NAV	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,087)	—	$407	—

		50%		150%
		Participation		Participation
	Prior to Sale	Following		Following
	Below NAV	Sale	% Change	Sale	% Change

NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

(1)	Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

(1)	Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not “opted out” of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

When the share price is generally trading above net asset value, we intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan when our share price is generally trading below net asset value. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the dividend payment date. Shares purchased in open market transactions by the administrator of the dividend reinvestment plan will be allocated to a stockholder based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the dividend. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 9,054,931 shares were outstanding as of April 22, 2009. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of

(a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.

We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code Commencing October 2, 2007. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, subject to carrying forward taxable income for payment in the following year and paying a 4.0% excise tax as described below (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income and capital gain net income for each calendar year, and (2) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% excise tax based on 98% of our annual taxable income in excess of distributions for the year.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

In order to comply with the 90% Income Test, we formed MSEI, a wholly-owned subsidiary of MSCC, for the primary purpose of permitting us to own equity interests in portfolio companies which are “pass through” entities for tax purposes. Absent MSEI, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant federal income taxes. MSEI is consolidated with Main Street for generally accepted accounting principles in the United States, or U.S. GAAP purposes, and the portfolio investments held by MSEI are included in our consolidated financial statements. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of its ownership of the portfolio investments. This income tax expense, if any, is reflected in our Consolidated Statement of Operations.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Pursuant to a recent revenue procedure issued by the Internal Revenue Service, or the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2010.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28.0% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2010, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC in any year, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

Regulation as a Business Development Company

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iii) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Idle Funds Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of U.S. government securities, investments in high-quality debt investments and diversified bond funds, which we refer to, collectively, as idle funds investments, so that 70% of our assets are qualifying assets.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure,” including, without limitation, “— Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”

In January 2008, we received an exemptive order from the SEC to exclude debt securities issued by the Fund from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by the Fund, including the $55 million of currently outstanding debt related to its participation in the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). On June 17, 2008, our stockholders approved proposals that (1) authorize us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year ending on the earlier of June 16, 2009 or the date of our 2009 annual meeting of stockholders and (2) authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the deal team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process to disclose to our chief compliance officer any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Other 1940 Act Regulations

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. In June 2008, we received an exemptive order from the SEC to permit co-investments in portfolio companies among Main Street and certain of its affiliates, including MSC II, subject to certain conditions of the order.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

We may be periodically examined by the SEC for compliance with the 1940 Act.

Small Business Investment Company Regulations

The Fund is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. As a part of the Formation Transactions, the Fund became a wholly-owned subsidiary of MSCC, and continues to hold its SBIC license. The Fund initially obtained its SBIC license on September 30, 2002.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The Fund has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one portfolio company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of December 31, 2008, we, through the Fund, had issued $55 million of SBA-guaranteed debentures, which had an annual weight-averaged interest rate of approximately 5.8%.

The recently enacted American Recovery and Reinvestment Act of 2009 (the “2009 Stimulus Bill”) contains several provisions applicable to SBIC funds, including the Fund, Main Street’s wholly owned subsidiary. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increases the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available to affiliated SBIC funds, Main Street, through the Fund, will now have access to incremental SBIC leverage to support its future investment activities. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street will allocate such increased borrowing capacity between the Fund and MSC II, an independently owned SBIC that is managed by Main Street and therefore deemed to be affiliated with the Fund for SBIC regulatory purposes. It is currently estimated that at least $55 million to $60 million of additional SBIC leverage is now accessible by Main Street, through the Fund, for future investment activities, subject to the required capitalization of the Fund.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

We requested that the SEC allow us to exclude any indebtedness guaranteed by the SBA and issued by the Fund from the 200% asset coverage requirements applicable to us as a BDC. In January 2008, we received an exemptive order from the SEC to exclude such debt securities issued by the Fund, including the $55 million of currently outstanding debt related to the Fund’s participation in the SBIC program.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and separately, our independent registered public accounting firm audits our internal controls over financial reporting; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Nasdaq Global Select Market Corporate Governance Regulations

The Nasdaq Global Select Market has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

PLAN OF DISTRIBUTION

We may sell our common stock through underwriters or dealers, “at the market” to or through a market maker or into an existing trading market or otherwise, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. See “Risk Factors — Risks Relating to Our Business and Structure — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1221 McKinney Street Level P-1 Houston, Texas 77010, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2008.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and Schedule 12-14 of Main Street Capital Corporation as of December 31, 2008 and December 31, 2007 and for the two years then ended, the combined financial statements of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC as of December 31, 2006 and for the year then ended, and the “Senior Securities” table, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	The People and Companies that Make Up Main Street. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Reports of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets as of December 31, 2008 and 2007	F-4
Consolidated Statements of Operations for the Years Ended December 31, 2008 and 2007 and Combined Statement of Operations for the Year Ended December 31, 2006	F-5
Consolidated Statements of Changes in Net Assets for the Years Ended December 31, 2008 and 2007 and Combined Statement of Changes in Net Assets for the Year Ended December 31, 2006	F-6
Consolidated Statements of Cash Flows for the Years Ended December 31, 2008 and 2007 and Combined Statement of Cash Flows for the Year Ended December 31, 2006	F-7
Consolidated Schedules of Investments as of December 31, 2008 and 2007	F-8
Notes to Consolidated Financial Statements	F-16

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders’ of
Main Street Capital Corporation

We have audited the accompanying consolidated balance sheet of Main Street Capital Corporation (a Maryland corporation), and its consolidated subsidiaries, Main Street Mezzanine Management, LLC, Main Street Equity Interests, Inc. and Main Street Mezzanine Fund, LP, including the consolidated schedule of investments, as of December 31, 2008 and 2007 and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights (see Note H) for the two years then ended. We have also audited the combined statements of operations, changes in net assets, and cash flows and the combined financial highlights of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC for the year ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Main Street Capital Corporation and subsidiaries as of December 31, 2008 and 2007 and the consolidated results of their operations, changes in net assets, cash flows and financial highlights for the two years then ended and the combined results of operations, changes in net assets, cash flows and financial highlights of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note B to the consolidated financial statements, the Company changed its method of accounting for the fair value of its portfolio investments in 2008 due to the adoption of Statement of Financial Accounting Standards No. 157, Fair Value Measurements.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Main Street Capital Corporation’s internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 11, 2009, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/
GRANT THORNTON LLP

Houston, Texas
March 12, 2009

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders’ of
Main Street Capital Corporation

We have audited Main Street Capital Corporation and subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Main Street Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Main Street Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control — Integrated Framework issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Main Street Capital Corporation and subsidiaries as of December 31, 2008 and 2007, including the consolidated schedule of investments as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (see Note H), for the two years then ended and the combined results of operations, changes in net assets, cash flows and financial highlights of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC for the year ended December 31, 2006, and our report dated March 11, 2009, expressed an unqualified opinion on those consolidated and combined financial statements.

/s/
GRANT THORNTON LLP

Houston, Texas
March 12, 2009

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

	December 31,	December 31,
	2008	2007

ASSETS
Investments at fair value:
Control investments (cost: $60,767,805 and $43,053,372 as of December 31, 2008 and 2007, respectively)	$65,542,608	$48,108,197
Affiliate investments (cost: $37,946,800 and $33,037,053 as of December 31, 2008 and 2007, respectively)	39,412,695	36,176,216
Non-Control/Non-Affiliate investments (cost: $6,245,405 and $3,381,001 as of December 31, 2008 and 2007, respectively)	5,375,886	3,741,001
Investment in affiliated Investment Manager (cost: $18,000,000 as of December 31, 2008 and 2007)	16,675,626	17,625,000

Total investments (cost: $122,960,010 and $97,471,426 as of December 31, 2008 and 2007, respectively)	127,006,815	105,650,414
Idle funds investments (cost: $4,218,704 and $24,063,261 as of December 31, 2008 and 2007, respectively)	4,389,795	24,063,261
Cash and cash equivalents	35,374,826	41,889,324
Deferred tax asset	1,121,681	—
Other assets	1,100,922	1,574,888
Deferred financing costs (net of accumulated amortization of $956,037 and $529,952 as of December 31, 2008 and 2007, respectively)	1,635,238	1,670,135

Total assets	$170,629,277	$174,848,022

LIABILITIES
SBIC debentures	$55,000,000	$55,000,000
Deferred tax liability	—	3,025,672
Interest payable	1,108,193	1,062,672
Accounts payable and other liabilities	2,165,028	610,470

Total liabilities	58,273,221	59,698,814
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 9,241,183 and 8,959,718 issued and 9,206,483 and 8,959,718 outstanding as of December 31, 2008 and 2007, respectively)	92,412	89,597
Additional paid-in capital	104,798,399	104,076,033
Undistributed net realized income	3,658,495	6,067,131
Net unrealized appreciation from investments, net of income taxes	4,137,756	4,916,447
Treasury stock, at cost (34,700 and 0 shares as of December 31, 2008 and 2007, respectively)	(331,006)	—

Total net assets	112,356,056	115,149,208

Total liabilities and net assets	$170,629,277	$174,848,022

NET ASSET VALUE PER SHARE	$12.20	$12.85

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Statements of Operations

	Years Ended December 31,
	2008	2007	2006
	(Consolidated)	(Consolidated)	(Combined)

INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$9,826,369	$5,201,382	$4,295,354
Affiliate investments	4,842,442	5,390,655	3,573,570
Non-Control/Non-Affiliate investments	1,298,386	720,076	1,144,213

Total interest, fee and dividend income	15,967,197	11,312,113	9,013,137
Interest from idle funds and other	1,328,229	1,162,865	748,670

Total investment income	17,295,426	12,474,978	9,761,807
EXPENSES:
Interest	(3,777,919)	(3,245,839)	(2,717,236)
General and administrative	(1,684,084)	(512,253)	(197,979)
Expenses reimbursed to Investment Manager	(1,006,835)	—	—
Share-based compensation	(511,452)	—	—
Management fees to affiliate	—	(1,499,937)	(1,942,032)
Professional costs related to initial public offering	—	(695,250)	—

Total expenses	(6,980,290)	(5,953,279)	(4,857,247)

NET INVESTMENT INCOME	10,315,136	6,521,699	4,904,560
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	188,214	1,802,713	(805,469)
Affiliate investments	1,209,280	3,160,034	1,940,794
Non-Control/Non-Affiliate investments	—	(270,538)	1,294,598

Total net realized gain (loss) from investments	1,397,494	4,692,209	2,429,923

NET REALIZED INCOME	11,712,630	11,213,908	7,334,483
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS:
Control investments	(217,717)	(3,075,392)	6,631,698
Affiliate investments	(1,735,573)	(2,340,933)	2,831,649
Non-Control/Non-Affiliate investments	(1,058,428)	384,832	(974,833)
Investment in affiliated Investment Manager	(949,374)	(375,000)	—

Total net change in unrealized appreciation (depreciation) from investments	(3,961,092)	(5,406,493)	8,488,514

Income tax benefit (provision)	3,182,401	(3,262,539)	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,933,939	$2,544,876	$15,822,997

NET INVESTMENT INCOME PER SHARE
BASIC AND DILUTED	$1.15	$0.76	N/A

NET REALIZED INCOME PER SHARE
BASIC AND DILUTED	$1.31	$1.31	N/A

DIVIDENDS/DISTRIBUTIONS PAID PER SHARE
BASIC AND DILUTED	$1.43	$1.10	N/A

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE
BASIC AND DILUTED	$1.22	$0.30	N/A

WEIGHTED AVERAGE SHARES OUTSTANDING —
BASIC	8,967,383	8,587,701	N/A

DILUTED	8,971,064	8,587,701	N/A

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Statements of Changes in Net Assets

							Net
							Unrealized
							Appreciation
	Members’						from
	Equity	Limited	Common Stock		Additional	Undistributed	Investments,	Treasry Stock		Total
	(General	Partners’	Number	Par	Paid-In	Net Realized	Net of Income	Number		Net
	Partner)	Capital	of Shares	Value	Capital	Income	Taxes	of Shares	Value	Assets

Balances at December 31, 2005	$179,942	$25,415,978	—	$—	$—	$2,575,857	$5,096,965	—	$—	$33,268,742

Capital contributions	1,828	353,261	—	—	—	—	—	—	—	355,089

Distributions to partners	—	(530,000)	—	—	—	(5,644,297)	—	—	—	(6,174,297)

Net increase resulting from operations	—	—	—	—	—	7,334,483	8,488,514	—	—	15,822,997

Balances at December 31, 2006	181,770	25,239,239	—	—	—	4,266,043	13,585,479	—	—	43,272,531

Capital contributions	—	300,081	—	—	—	—	—	—	—	300,081

Distributions to partners	—	—	—	—	—	(6,500,000)	—	—	—	(6,500,000)

Formation Transactions	(181,770)	(25,539,320)	4,525,726	45,257	43,675,833	—	—	—	—	18,000,000

Initial Capitalization	—	—	1,000	10	990	—	—	—	—	1,000

Public offering of common stock	—	—	4,300,000	43,000	60,139,997	—	—	—	—	60,182,997

Costs related to offering	—	—	—	—	(1,642,573)	—	—	—	—	(1,642,573)

Dividends paid to stockholders	—	—	—	—	—	(2,912,820)	—	—	—	(2,912,820)

Dividend reinvestment	—	—	132,992	1,330	1,901,786	—	—	—	—	1,903,116

Net increase resulting from operations	—	—	—	—	—	11,213,908	(8,669,032)	—	—	2,544,876

Balances at December 31, 2007	—	—	8,959,718	89,597	104,076,033	6,067,131	4,916,447	—	—	115,149,208

Issuance of restricted stock	—	—	265,645	2,657	(2,657)	—	—	—	—	—

Issuance of stock — dividend reinvestment plan	—	—	15,820	158	213,571	—	—	—	—	213,729

Purchase of treasury stock	—	—	—	—	—	—	—	(34,700)	(331,006)	(331,006)

Share-based compensation	—	—	—	—	511,452	—	—	—	—	511,452

Dividends declared to stockholders	—	—	—	—	—	(14,121,266)	—	—	—	(14,121,266)

Net increase resulting from operations	—	—	—	—	—	11,712,630	(778,691)	—	—	10,933,939

Balances at December 31, 2008	$—	$—	9,241,183	$92,412	$104,798,399	$3,658,495	$4,137,756	(34,700)	$(331,006)	$112,356,056

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Statements of Cash Flows

	Years Ended December 31,
	2008	2007	2006
	(Consolidated)	(Consolidated)	(Combined)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations:	$10,933,939	$2,544,876	$15,822,997
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Accretion of unearned income	(1,062,452)	(998,069)	(1,380,351)
Net payment-in-kind interest accrual	(216,505)	(260,806)	(216,805)
Share-based compensation	511,452	—	—
Amortization of deferred financing costs	426,084	186,106	157,850
Net change in unrealized (appreciation) depreciation from investments	3,961,092	5,406,493	(8,488,514)
Net realized gain from investments	(1,397,494)	(4,692,209)	(2,429,923)
Deferred taxes	(4,147,353)	3,025,672	—
Changes in other assets and liabilities:
Other assets	418,166	(876,945)	(91,373)
Interest payable	45,521	207,731	83,459
Accounts payable and other liabilities	828,098	394,510	76,543
Deferred debt origination fees received	612,143	467,558	709,980

Net cash provided by operating activities	10,912,691	5,404,917	4,243,863

CASH FLOWS FROM INVESTMENT ACTIVITIES
Investments in portfolio companies	(47,698,567)	(29,479,023)	(28,088,005)
Investments in idle funds	(4,218,704)	(24,063,261)	—
Principal payments received on loans and debt securities	16,300,750	9,614,338	12,199,956
Proceeds from sale of equity securities and related notes	8,029,339	5,934,420	5,021,313
Proceeds from idle funds investments	24,063,261	—	—

Net cash used in investment activities	(3,523,921)	(37,993,526)	(10,866,736)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering/capitalization	—	60,183,997	—
Proceeds from capital contributions	—	300,081	355,089
Purchase of treasury stock	(331,006)	—	—
Payment of distributions to members and partners	—	(6,500,000)	(6,174,297)
Payment of dividends to stockholders	(13,181,074)	(1,009,704)	—
Proceeds from issuance of SBIC debentures	—	9,900,000	—
Payment of initial public offering costs	—	(1,642,573)	—
Payment of deferred loan costs and SBIC debenture fees	(391,188)	(522,587)	(50,000)

Net cash provided by (used in) financing activities	(13,903,268)	60,709,214	(5,869,208)

Net increase (decrease) in cash and cash equivalents	(6,514,498)	28,120,605	(12,492,081)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	41,889,324	13,768,719	26,260,800

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$35,374,826	$41,889,324	$13,768,719

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments(3)
Café Brazil, LLC
12% Secured Debt (Maturity — April 20, 2011)	Casual Restaurant Group	$2,750,000	$2,728,113	$2,750,000
Member Units(7) (Fully diluted 42.3%)			41,837	1,000,000

			2,769,950	3,750,000
CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity — June 1, 2011)	IT Certification	1,680,000	1,642,518	1,680,000
10% Secured Debt (Maturity — December 31, 2009)	Training Videos	150,000	150,000	150,000
Member Units(7) (Fully diluted 29.1%)			432,000	1,625,000
Warrants (Fully diluted 10.5%)			72,000	500,000

			2,296,518	3,955,000
Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity — May 31, 2013)	Services Chain	2,400,000	2,372,601	2,372,601
Member Units (Fully diluted 42.0%)			1,200,000	1,300,000

			3,572,601	3,672,601
Condit Exhibits, LLC	Tradeshow Exhibits/
13% current / 5% PIK Secured Debt (Maturity — July 1, 2013)	Custom Displays	2,308,073	2,273,194	2,273,194
Warrants (Fully diluted 28.1%)			300,000	300,000

			2,573,194	2,573,194
Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,200,000	1,190,764	1,200,000
13% Secured Debt (Maturity — August 31, 2012)		1,900,000	1,747,777	1,880,000
Member Units(7) (Fully diluted 18.6%)			472,000	1,100,000
Warrants (Fully diluted 8.4%)			160,000	550,000

			3,570,541	4,730,000
Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,200,000	1,171,988	1,171,988
Member Units(7) (Fully diluted 27.8%)			375,000	435,000
Warrants (Fully diluted 16.5%)			37,500	230,000

			1,584,488	1,836,988
Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		5,400,000	5,311,329	5,311,329
Prime plus 1% Secured Debt (Maturity — October 31, 2012)		1,595,244	1,579,911	1,579,911
Member Units (Fully diluted 60%)			1,800,000	2,050,000

			8,691,240	8,941,240
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,044,000	1,030,957	1,044,000
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,004,591	986,980	1,004,591
Member Units(7) (Fully diluted 24.3%)			376,000	380,000

			2,393,937	2,428,591
NAPCO Precast, LLC	Precast Concrete
18% Secured Debt (Maturity — February 1, 2013)	Manufacturing	6,461,538	6,348,011	6,461,538
Prime Plus 2% Secured Debt (Maturity — February 1, 2013)(8)		3,692,308	3,660,945	3,692,308
Member Units(7) (Fully diluted 36.1%)			2,000,000	5,100,000

			12,008,956	15,253,846
OMi Holdings, Inc.	Manufacturer of
12% Secured Debt (Maturity — April 1, 2013)	Overhead Cranes	6,660,000	6,603,400	6,603,400
Common Stock (Fully diluted 28.8%)			900,000	570,000

			7,503,400	7,173,400

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Quest Design & Production, LLC	Design and Fabrication
10% Secured Debt (Maturity — June 30, 2013)	of Custom Display	600,000	465,060	600,000
0% Secured Debt (Maturity — June 30, 2013)	Systems	2,000,000	2,000,000	1,400,000
Warrants (Fully diluted 40.0%)			1,595,858	—
Warrants (Fully diluted 20.0%)			40,000	—

			4,100,918	2,000,000
Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 17, 2012)(8)	and Shoring Equipment	881,833	875,072	875,072
13% current / 5% PIK Secured Debt (Maturity — August 17, 2012)		3,362,698	3,311,508	3,160,000
Member Units (Fully diluted 18.4%)			992,063	—

			5,178,643	4,035,072
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 39.6%)			905,743	1,575,000

Ziegler’s NYPD, LLC	Restaurant
Prime plus 2% Secured Debt (Maturity — October 1, 2013)(8)		600,000	594,239	594,239
13% current / 5% PIK Secured Debt (Maturity — October 1, 2013)		2,704,262	2,663,437	2,663,437
Warrants (Fully diluted 28.6%)			360,000	360,000

			3,617,676	3,617,676

Subtotal Control Investments			60,767,805	65,542,608

Affiliate Investments(4)
Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	3,066,667	2,955,442	2,955,442
Warrants (Fully diluted 12.2%)			97,808	—

			3,053,250	2,955,442
American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)(8)	Industrial Sensors	3,800,000	3,800,000	3,800,000
Warrants (Fully diluted 20.0%)			50,000	250,000

			3,850,000	4,050,000
Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	4,791,944	4,655,836	—
Member Units (Fully diluted 8.5%)			400,000	—

			5,055,836	—
California Healthcare Medical Billing, Inc.	Healthcare
12% Secured Debt (Maturity — October 17, 2013)	Services	1,410,000	1,141,706	1,141,706
Common Stock (Fully diluted 6%)			390,000	390,000
Warrants (Fully diluted 12%)			240,000	240,000

			1,771,706	1,771,706
Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 18, 2013)	Coating Services	300,000	300,000	300,000
Member Units(7) (Fully diluted 11.1%)			210,000	2,750,000

			510,000	3,050,000
KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,787,758	3,937,500
8% Secured Debt (Maturity — March 1, 2010)	Industrial Products	468,750	468,750	468,750
8% Secured Debt (Maturity — March 31, 2009)		450,000	450,000	450,000
Member Units(7) (Fully diluted 14.5%)			187,500	775,000

			4,894,008	5,631,250
Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		2,275,000	2,259,664	2,275,000
Warrants (Fully diluted 17.5%)			105,000	2,500,000

			2,364,664	4,775,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

National Trench Safety, LLC	Trench & Traffic
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	404,256	404,256	404,256
Member Units (Fully diluted 11.7%)			1,792,308	1,792,308

			2,196,564	2,196,564
Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	1,831,274	1,819,464	1,831,274
Warrants (Fully diluted 7.4%)	Medical Devices		132,856	450,000

			1,952,320	2,281,274
Schneider Sales Management, LLC	Sales Consulting
13% Secured Debt (Maturity — October 15, 2013)	and Training	1,980,000	1,909,972	1,909,972
Warrants (Fully diluted 12.0%)			45,000	45,000

			1,954,972	1,954,972
Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	3,760,000	3,579,117	3,579,117
Common Stock (Fully diluted 8.9%)	Signage		372,000	420,000
Warrants (Fully diluted 11.2%)			160,000	420,000

			4,111,117	4,419,117
Walden Smokey Point, Inc.	Specialty Transportation/
14% current / 4% PIK Secured Debt (Maturity — December 30, 2013)	Logistics	4,800,533	4,704,533	4,704,533
Common Stock (Fully diluted 7.6%)			600,000	600,000

			5,304,533	5,304,533
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	646,225	631,199	640,000
Common Stock (Fully diluted 9.9%)			296,631	382,837

			927,830	1,022,837

Subtotal Affiliate Investments			37,946,800	39,412,695

Non-Control/Non-Affiliate Investments(5):
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 3.3%)			130,000	490,000

Hayden Acquisition, LLC	Manufacturer of
8% Secured Debt (Maturity — March 9, 2009)	Utility Structures	1,800,000	1,781,303	500,000

Support Systems Homes, Inc.	Manages Substance
15% Secured Debt	Abuse Treatment
(Maturity — August 21, 2018)	Centers	226,589	226,589	226,589

Technical Innovations, LLC	Manufacturer of Specialty
7% Secured Debt (Maturity — August 31, 2009)	Cutting Tools and Punches	416,364	409,297	409,297
13.5% Secured Debt (Maturity — January 16, 2015)		3,750,000	3,698,216	3,750,000

			4,107,513	4,159,297

Subtotal Non-Control/Non-Affiliate Investments			6,245,405	5,375,886

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			18,000,000	16,675,626

Total Portfolio Investments, December 31, 2008			$122,960,010	$127,006,815

Idle Funds Investments	Investments in High-Quality
8.3% General Electric Capital Corporate Bond	Debt Investments and	1,218,704	1,218,704	1,218,704
(Maturity — September 20, 2009)	Diversified Bond Funds
4.50% National City Bank Bond		1,000,000	1,000,000	1,000,000
(Maturity — March 15, 2010)
Vanguard High-Yield Corp Fund Admiral Shares		1,000,000	1,000,000	1,086,514
Vanguard Long-Term Investment-Grade Fund Admiral Shares		1,000,000	1,000,000	1,084,577

			$4,218,704	$4,389,795

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

(1)	Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

(8)	Subject to contractual minimum rates.

MAIN STREET CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS
December 31, 2007

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments(3)
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2009)	Group	$2,750,000	$2,702,931	$2,702,931
Member Units(7) (Fully diluted 42.3%)			41,837	1,250,000

			2,744,768	3,952,931
CBT Nuggets , LLC	Produces and Sells
Prime plus 2% Secured Debt (Maturity — June 1, 2011)	IT Certification	360,000	354,678	354,678
14% Secured Debt (Maturity — June 1, 2011)	Training Videos	1,860,000	1,805,275	1,805,275
Member Units (Fully diluted 29.1%)			432,000	1,145,000
Warrants (Fully diluted 10.5%)			72,000	345,000

			2,663,953	3,649,953
Gulf Manufacturing, LLC	Industrial Metal
Prime plus 1% Secured Debt (Maturity — August 31, 2012)	Fabrication	1,200,000	1,188,636	1,188,636
13% Secured Debt (Maturity — August 31, 2012)		2,000,000	1,809,216	1,809,216
Member Units (Fully diluted 18.4%)			472,000	472,000
Warrants (Fully diluted 8.4%)			160,000	250,000

			3,629,852	3,719,852
Hawthorne Customs & Dispatch Services , LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,350,000	1,304,693	1,304,693
Member Units(7) (Fully diluted 27.8%)			375,000	435,000
Warrants (Fully diluted 16.5%)			37,500	230,000

			1,717,193	1,969,693
Hayden Acquisition, LLC	Manufacturer of
12% Secured Debt (Maturity — March 9, 2009)	Utility Structures	1,955,000	1,901,040	1,901,040

Hydratec Holdings, LLC	Agricultural Services
12.5% Secured Debt (Maturity — October 31, 2012)		5,700,000	5,588,729	5,588,729
Prime plus 1% Secured Debt
(Maturity — October 31, 2012)		1,845,244	1,825,911	1,825,911
Member Units (Fully diluted 60%)			1,800,000	1,800,000

			9,214,640	9,214,640
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,200,000	1,180,509	1,180,509
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,069,457	1,044,190	1,044,190
Member Units(7) (Fully diluted 25.1%)			376,000	815,000

			2,600,699	3,039,699
Magna Card, Inc.	Wholesale/Consumer
12% current / 0.4% PIK Secured Debt (Maturity — September 30, 2010)	Magnetic Products	2,021,079	1,958,775	—
Warrants (Fully diluted 35.8%)			100,000	—

			2,058,775	—
Quest Design & Production, LLC	Design and Fabrication
8% current / 5% PIK Secured Debt (Maturity — December 31, 2010)	of Custom Display Systems	3,991,542	3,964,853	3,964,853
Warrants (Fully diluted 26.0%)			40,000	40,000

			4,004,853	4,004,853
TA Acquisition Group, LP	Processor of
12% Secured Debt (Maturity — July 29, 2010)	Construction	1,870,000	1,813,789	1,813,789
Partnership Interest(7) (Fully diluted 18.3%)	Aggregates		357,500	3,435,000
Warrants (Fully diluted 18.3%)			82,500	3,450,000

			2,253,789	8,698,789

MAIN STREET CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS — (Continued)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Technical Innovations , LLC	Manufacturer of
12% Secured Debt (Maturity — October 31, 2009)	Specialty Cutting	787,500	748,716	748,716
Prime Secured Debt (Maturity — October 31, 2009)	Tools and Punches	262,500	249,572	249,572

			998,288	998,288
Universal Scaffolding & Equipment, LLC	Manufacturer of Scaffolding
Prime plus 1% Secured Debt (Maturity — August 16, 2012)	and Shoring Equipment	1,122,333	1,111,741	1,111,741
13% current / 5% PIK Secured Debt (Maturity — August 16, 2012)		3,196,376	3,136,274	3,136,274
Member Units (Fully diluted 18.4%)			992,063	1,025,000

			5,240,078	5,273,015
Wicks N’ More, LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	3,720,000	3,455,444	1,685,444
Member Units (Fully diluted 11.5%)			360,000	—
Warrants (Fully diluted 21.3%)			210,000	—

			4,025,444	1,685,444

Subtotal Control Investments			43,053,372	48,108,197

Affiliate Investments(4)
Advantage Millwork Company, Inc.	Manufacturer/Distributor
12% Secured Debt (Maturity — February 5, 2012)	of Wood Doors	2,666,667	2,547,510	2,547,510
Warrants (Fully diluted 10.9%)			87,120	87,120

			2,634,630	2,634,630
American Sensor Technologies, Inc.	Manufacturer of Commercial/
Prime plus 0.5% Secured Debt (Maturity — May 31, 2010)	Industrial Sensors	3,500,000	3,404,755	3,404,755
Warrants (Fully diluted 20.0%)			50,000	750,000

			3,454,755	4,154,755
Carlton Global Resources, LLC	Processor of
13% PIK Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	4,687,777	4,555,835	2,618,421
Member Units (Fully diluted 8.5%)			400,000	—

			4,955,835	2,618,421
Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19, 2011)	Coating Services	100,000	100,000	100,000
Member Units(7) (Fully diluted 11.8%)			210,000	2,450,000

			310,000	2,550,000
KBK Industries, LLC	Specialty Manufacturer of
14% Secured Debt (Maturity — January 23, 2011)	Oilfield and Industrial	3,937,500	3,730,881	3,730,881
8% Secured Debt (Maturity — July 1, 2009)	Products	623,063	623,063	623,063
Prime Plus 2% Secured Debt (Maturity — January 31, 2008)			75,000	686,250
Member Units(7) (Fully diluted 14.5%)			187,500	700,000

			4,616,444	5,740,194
Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		3,010,000	2,934,625	2,934,625
Warrants (Fully diluted 18.2%)			105,000	715,000

			3,039,625	3,649,625

MAIN STREET CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS — (Continued)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

National Trench Safety, LLC	Trench & Traffic
10% PIK Debt (Maturity — April 16, 2014)	Safety Equipment	365,334	314,805	314,805
Member Units (Fully diluted 10.9%)			1,792,308	1,792,308

			2,107,113	2,107,113
Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	2,307,498	2,260,420	2,260,420
Warrants (Fully diluted 6.6%)	Medical Devices		118,000	350,000

			2,378,420	2,610,420
Transportation General, Inc.	Taxi Cab/Transportation
13% Secured Debt (Maturity — May 31, 2010)	Services	3,600,000	3,501,966	3,501,966
Warrants (Fully diluted 24.0%)			70,000	340,000

			3,571,966	3,841,966
Turbine Air Systems, Ltd.	Commercial and
12% Secured Debt (Maturity — October 11, 2011)	Industrial Chilling Systems	1,000,000	905,213	905,213

Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of Commercial	3,760,000	3,541,662	3,541,662
Common Stock (Fully diluted 8.9%)	Signage		372,000	372,000
Warrants (Fully diluted 11.2%)			160,000	375,000

			4,073,662	4,288,662
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	782,500	745,217	745,217
Common Stock (Fully diluted 6.2%)			169,173	180,000
Warrants (Fully diluted 13.4%)			75,000	150,000

			989,390	1,075,217

Subtotal Affiliate Investments			33,037,053	36,176,216

Non-Control/Non-Affiliate Investments(5):
East Teak Fine Hardwoods, Inc.
13% Current/5.5% PIK Secured Debt (Maturity — April 13, 2011)	Hardwood Products	1,651,028	1,586,391	1,586,391
Common Stock (Fully diluted 3.3%)			130,000	490,000

			1,716,391	2,076,391
Support Systems Homes, Inc.	Manages Substance
14% Current/4% PIK Secured Debt	Abuse Treatment
(Maturity — June 5, 2012)	Centers	1,525,674	1,507,596	1,507,596
8% Secured Debt (Maturity — June 5, 2012)		158,888	157,014	157,014

			1,664,610	1,664,610

Subtotal Non-Control/Non-Affiliate Investments			3,381,001	3,741,001

Main Street Capital Partners, LLC (Investment Manager)
100% of Membership Interests	Asset Management		18,000,000	17,625,000

Total Portfolio Investments, December 31, 2007			$97,471,426	$105,650,414

MAIN STREET CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS — (Continued)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Idle Funds Investments
4.691% Federal Home Loan Bank Discount	Investments in U.S.
Note (Maturity — April 11, 2008)	Agency Securities	3,500,000	$3,421,791	$3,421,791
4.691% Federal National Mortgage Association Discount (Maturity — April 2, 2008)		3,500,000	3,425,490	3,425,490
4.675% Federal Home Loan Bank Discount Note (Maturity — March 20, 2008)		3,500,000	3,431,089	3,431,089
4.668% Federal Home Loan Bank Discount Note (Maturity — March 5, 2008)		3,500,000	3,437,408	3,437,408
4.673% Federal Home Loan Bank Discount Note (Maturity — February 20, 2008)		3,500,000	3,443,197	3,443,197
4.77% Federal Home Loan Mortgage Corp Discount Note (Maturity — February 7, 2008)		3,500,000	3,448,948	3,448,948
4.64% Federal National Mortgage Association Discount (Maturity — January 23, 2008)		3,500,000	3,455,338	3,455,338

Total Idle Funds Investments, December 31, 2007			$24,063,261	$24,063,261

(1)	All debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)	See Note C for summary geographic location of portfolio companies.

(3)	Controlled investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)	Income producing through payment of dividends or distributions.

(8)	Subject to contractual minimum rates.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A —	ORGANIZATION AND BASIS OF PRESENTATION

1.	Organization

Main Street Capital Corporation (“MSCC”) was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP (the “Fund”) and its general partner, Main Street Mezzanine Management, LLC (the “General Partner”), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the “Investment Manager”), (iii) raising capital in an initial public offering, which was completed in October 2007 (the “IPO”), and (iv) thereafter operating as an internally-managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The term “Main Street” refers to the Fund plus the General Partner prior to the IPO and to Main Street Capital Corporation and its subsidiaries, including the Fund and the General Partner, after the IPO.

On October 2, 2007, prior to the IPO, the following transactions were consummated (collectively, the “Formation Transactions”):

•	MSCC acquired 100% of the limited partnership interests in the Fund, which became a wholly-owned consolidated subsidiary of MSCC; the Fund retained its Small Business Investment Company (“SBIC”) license, continued to hold its existing investments, and will make new investments with available funds;

•	MSCC acquired 100% of the equity interests in the General Partner of the Fund, which became a wholly-owned consolidated subsidiary of MSCC; and

•	MSCC acquired 100% of the equity interests in the Investment Manager. The Investment Manager became a wholly-owned portfolio company of MSCC under the 1940 Act, as the Investment Manager is not an investment company and does not conduct substantially all of its investment management activities for Main Street and its subsidiaries. See Note D for further information regarding this classification and accounting treatment.

Immediately following the Formation Transactions, Main Street Equity Interests, Inc. (“MSEI”) was formed as a wholly-owned consolidated subsidiary of MSCC. MSEI has elected for tax purposes to be treated as a corporation and is taxed at normal corporate tax rates based on its taxable income.

2.	Basis of Presentation

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). For the years ended December 31, 2008 and 2007, the consolidated financial statements of Main Street include the accounts of MSCC, the Fund, MSEI and the General Partner. The Investment Manager is accounted for as a portfolio investment. The Formation Transactions involved an exchange of equity interests between companies under common control. In accordance with the guidance on exchanges of equity interests between entities under common control contained in Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS 141”), Main Street’s results of operations and cash flows for the year ended December 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. Main Street’s results of operations for the years ended December 31, 2008 and 2007, cash flows for the years ended December 31, 2008 and 2007 and financial positions as of December 31, 2008 and 2007 are presented on a consolidated basis. In addition, the results of Main Street’s operations and its cash flows for the year ended December 31, 2006 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The effects of all intercompany transactions between Main Street and its subsidiaries have been eliminated in consolidation. As a result of adopting the provisions of SFAS No. 157, Fair Value Measurements (“SFAS 157”), in the first quarter of 2008, certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if the Fund owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, the investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on the Statement of Operations until the investment is disposed of resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

Portfolio Investment Classification

Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those investments in companies in which Main Street owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments. The “Investment in affiliated Investment Manager” represents Main Street’s investment in a wholly-owned, investment manager subsidiary that is accounted for as a portfolio investment of Main Street.

NOTE B —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.	Valuation of Portfolio Investments

Main Street accounts for its portfolio investments at fair value. As a result, Main Street adopted the provisions of SFAS 157 in the first quarter of 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. SFAS 157 requires Main Street to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its debt investments principally using a yield-to-maturity model, resulting in the recognition of $0.7 million in unrealized appreciation from ten debt investments upon adoption. Prior to the adoption of SFAS 157, Main Street reported unearned income as a single line item on the consolidated balance sheets and consolidated schedule of investments. Unearned income is no longer reported as a separate line and is now part of the investment portfolio cost and fair value on the consolidated balance sheets and the consolidated schedule of investments. This change in presentation had no impact on the overall net cost or fair value of Main Street’s investment portfolio and had no impact on Main Street’s financial position or results of operations.

Main Street’s business plan calls for it to invest primarily in illiquid securities issued by private companies and/or thinly traded public companies. These investments may be subject to restrictions on resale and will generally have no established trading market. As a result, Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with SFAS 157 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and includes these events in the valuation process. Main Street’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, control investments are composed of equity and debt securities for which Main Street has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company’s board of directors. Market quotations are generally not readily available for Main Street’s control investments. As a result, Main Street determines the fair value of control investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company’s historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street’s control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with Main Street’s ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

For valuation purposes, non-control investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. Market quotations for Main Street’s non-control investments are not readily available. For Main Street’s non-control investments, Main Street uses the market approach to value its equity investments and the income approach to value its debt instruments. For non-control debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street’s estimate of the expected repayment date of a debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street’s general intent to hold its loans to maturity, the fair value will not exceed the face amount of the debt security. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, Main Street may consider other factors in determining the fair value of a debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, Main Street’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Main Street uses a standard investment ranking system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held. Each quarter, Main Street estimates the fair value of each portfolio investment, and the Board of Directors of Main Street oversees, reviews and approves, in good faith, Main Street’s fair value estimates consistent with the 1940 Act requirements.

Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), has provided third-party valuation consulting services to Main Street, which consisted of certain mutually agreed limited procedures that Main Street identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). During 2008, the Procedures were performed on investments in 24 portfolio companies and on the investment in the Investment Manager comprising approximately 84% of the total portfolio investments at fair value as of December 31, 2008, with the Procedures performed on investments in 5 portfolio companies for the quarter ended March 31, 2008, investments in 8 portfolio companies for the quarter ended June 30, 2008, 5 portfolio companies for the quarter ended September 30, 2008 and 6 portfolio companies and the Investment Manager for the quarter ended December 31, 2008. Duff & Phelps had also reviewed a total of 24 portfolio companies comprising approximately 77% of the total portfolio investments at fair value as of December 31, 2007. Upon completion of the Procedures in each case, Duff & Phelps concluded that the fair value, as determined by Main Street, of those investments subjected to the Procedures did not appear to be unreasonable. The Board of Directors of Main Street has final responsibility for overseeing, reviewing and approving, in good faith, Main Street’s estimate of the fair value for the investments.

Main Street believes its investments as of December 31, 2008 and 2007 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence at those reporting periods.

2.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial statements include portfolio investments whose values have been estimated by Main Street with the oversight, review and approval by Main Street’s Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the portfolio investment valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.	Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

4.	Idle Funds Investments

Idle funds investments consist primarily of short term investments in U.S. government agency securities, investments in high-quality debt investments and diversified bond funds. With the exception of diversified bond funds, idle funds investments generally mature in one year or less but longer than three months from the time of investment, and management’s intent is to generally hold such investments to maturity.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

5.	Interest and Dividend Income

Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street’s valuation policy, accrued interest and dividend income is evaluated periodically for collectibility. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service the debt or other obligations, or if a loan or debt security is fully impaired or written off, it will be removed from non-accrual status.

While not significant to its total portfolio, Main Street holds debt instruments in its portfolio that contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment.

For each of the two years ended December 31, 2008, and 2007, Main Street had one investment on non-accrual status comprising approximately 0.5% and 3.1%, respectively, of the total portfolio investments at fair value for each of the two years then ended (excluding Main Street’s investment in the Investment Manager).

6.	Deferred Financing Costs

Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees which have been capitalized and which are amortized into interest expense over the term of the debenture agreement (10 years).

Deferred financing costs also include costs related to a two-year treasury line of credit and a three-year investment credit facility. These costs have been capitalized and are amortized into interest expense over their respective terms.

7.	Fee Income — Structuring and Advisory Services

Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

8.	Unearned Income — Debt Origination Fees and Original Issue Discount

Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. Main Street will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.

In connection with its debt investments, Main Street sometimes receives nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

debt is reflected as unearned income, which is netted against the investment, and accreted into interest income based on the effective interest method over the life of the debt.

9.	Share-Based Compensation

Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by SFAS No. 123R, Share-Based Payment (“SFAS 123R”). Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value as share-based compensation expense over the requisite service period or vesting term.

10.	Income Taxes

MSCC has elected and intends to qualify for the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, Main Street is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, Main Street may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

MSCC’s wholly owned subsidiary, MSEI, is a taxable entity which holds certain portfolio investments of Main Street. MSEI is consolidated with Main Street for U.S. GAAP reporting purposes, and the portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The purpose of MSEI is to permit Main Street to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of its ownership of certain portfolio investments. This income tax expense, if any, is reflected in Main Street’s Consolidated Statement of Operations.

MSEI uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Prior to the Formation Transactions, Main Street was taxed under the partnership provisions of the Code. Under these provisions of the Code, the General Partner and limited partners were responsible for reporting their share of the partnership’s income or loss on their income tax returns.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

11.	Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of the investment portfolio pursuant to Main Street’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

12.	Concentration of Credit Risks

Main Street places its cash in financial institutions, and at times, such balances may be in excess of the federally insured limit.

13.	Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Idle funds investments consist primarily of short term investments in U.S. government agency securities, investments in high-quality debt investments and diversified bond funds. The fair value determination for these investments primarily consists of Level 1 observable inputs. The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As of December 31, 2008, had Main Street adopted the provisions of SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”) relating to accounting for debt obligations at their fair value, Main Street estimates the fair value of its SBIC debentures would be approximately $41 million, or $14 million less than the face value of the SBIC debentures.

14.	Initial Public Offering Costs

For the year ended December 31, 2007, Main Street incurred total costs of $2,337,823 associated with the initial public offering of Main Street. These costs principally related to accounting, legal and other professional fees associated with the company’s initial public offering which was completed in October 2007.

Of the $2,337,823 in total costs incurred related to initial public offering, $695,250 of such costs were professional fees related to the IPO which were deducted in determining the Net Investment Income and Net Increase in Net Assets Resulting from Operations for the year ended December 31, 2007. The remaining $1,642,573 in offering costs incurred has been reflected as a reduction to Additional Paid In Capital.

15.	Earnings per Share

Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. The diluted weighted average number of shares of common stock outstanding for 2008 reflects the dilution attributable to unvested shares of restricted stock that are part of Main Street’s share-based compensation plans as discussed in Note M. The diluted weighted average number of shares was calculated using the Treasury Stock method. The weighted average number of shares of common stock outstanding for 2007 was calculated as if the Formation Transactions and the IPO had occurred on January 1, 2007, consistent with the guidance on exchanges of shares between entities under common control contained in SFAS 141. This approach resulted in more relevant and meaningful per share computations.

For the year ended December 31, 2008, the difference between the weighted average number of basic and diluted shares was small enough to result in the same earnings per share calculation for both basic and diluted earnings per share. As Main Street had no common stock equivalents outstanding as of December 31, 2007, diluted earnings per share was the same as basic earnings per share. For the year ended December 31, 2006, earnings per share calculations were not appropriate due to the partnership structure comprising the combined financial statements of the Fund and the General Partner nor would calculations be representative of Main Street prospectively.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

16.	Recently Issued Accounting Standards

In June 2008, the Financial Accounting Standards Board (“FASB”) issued EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. This FASB Staff Position (“FSP”) addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”). This FSP will be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented will be adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform to the provisions of this FSP. Early application is not permitted. Main Street is currently analyzing the effect, if any, this statement may have on its consolidated results of operations.

In October 2008, the FASB issued Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in SFAS 157. Since adopting SFAS 157 in January 2008, Main Street’s practices for determining the fair value of its investment portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, Main Street’s adoption of FSP 157-3 did not affect its practices for determining the fair value of its investment portfolio and does not have a material effect on its financial position or results of operations.

NOTE C —	FAIR VALUE HIERARCHY FOR PORTFOLIO AND IDLE FUNDS INVESTMENTS

In connection with valuing portfolio and idle funds investments, Main Street adopted the provisions of SFAS 157 in the first quarter of 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its portfolio investments at fair value.

Fair Value Hierarchy

In accordance with SFAS 157, Main Street has categorized its portfolio and idle funds investments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

Portfolio and idle funds investments recorded on Main Street’s balance sheet are categorized based on the inputs to the valuation techniques as follows:

Level 1 — Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

Level 2 — Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

•	Quoted prices for similar assets in active markets (for example, investments in restricted stock);

•	Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•	Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

•	Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

Level 3 — Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

As required by SFAS 157, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments. As of December 31, 2008, all of Main Street’s idle funds investments consisted primarily of investments in high-quality debt investments and diversified bond funds. The fair value determination for these investments primarily consisted of observable inputs. As a result, all of Main Street’s idle funds investments were categorized as Level 1 with a fair value of $4,389,795.

As of December 31, 2008, all of Main Street’s portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street’s portfolio investments were categorized as Level 3. The fair value determination of each portfolio investment required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

The following table provides a summary of changes in fair value of Main Street’s Level 3 investments for the year ended December 31, 2008:

			Redemptions/		Net	Net
	December 31,	Accretion of	Repayments/		Changes from	Unrealized	December 31,
	2007	Unearned	Realized	New	Unrealized	Appreciation	2008
Type of Investment	Fair Value	Income	Losses	Investments	to Realized	(Depreciation)	Fair Value

Debt	$64,581,986	$1,062,452	$(23,595,109)	$40,586,637	$4,568,891	$(5,453,814)	$81,751,043
Equity	16,361,308	—	(590,041)	5,995,743	(2,717,500)	3,685,636	22,735,146
Equity warrants	7,082,120	—	1,069,046	959,856	(3,636,654)	370,632	5,845,000
Investment Manager	17,625,000	—	—	—	—	(949,374)	16,675,626

	$105,650,414	$1,062,452	$(23,116,104)	$47,542,236	$(1,785,263)	$(2,346,920)	$127,006,815

Portfolio Investments

Main Street’s portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from original investment. Main Street also receives nominally priced equity warrants and makes direct equity investments, usually in connection with a debt investment in a portfolio company.

As discussed further in Note D, the Investment Manager is a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since it is not an investment company and since it conducts a significant portion of its investment management activities for entities other than MSCC or one of its subsidiaries. To allow for more relevant disclosure of Main Street’s “core” investment portfolio, Main Street’s investment in the Investment Manager has been excluded from the tables and amounts set forth in this Note C.

Investment income, consisting of interest, dividends and fees, can fluctuate dramatically. Revenue recognition in any given year could also be highly concentrated among several portfolio companies. For the year ended December 31, 2008, Main Street recorded investment income from one portfolio company in excess of 10% of total investment income. The investment income from that portfolio company represented approximately 21% of the total investment income for the period, principally related to high levels of dividend income and transaction and structuring fees on the investment in such company. For the year ended December 31, 2007, Main Street did not record investment income from any portfolio company in excess of 10% of total investment income.

As of December 31, 2008, Main Street had debt and equity investments in 31 core portfolio companies with an aggregate fair value of $110,331,189 and a weighted average effective yield on its debt investments of 14.0%. Approximately 84% of Main Street’s total core portfolio investments at cost were in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on the assets of Main Street’s portfolio companies as of December 31, 2008. At December 31, 2008, Main Street had equity ownership in approximately 94% of its core portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 25%. As of December 31, 2007, Main Street had debt and equity investments in 27 core portfolio companies with an aggregate fair value of $88,025,414 and a weighted average effective yield on its debt investments of 14.3%. The weighted average yields were computed using the effective interest rates for all debt investments at December 31, 2008 and 2007, including

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

amortization of deferred debt origination fees and accretion of original issue discount but excluding any debt investments on non-accrual status.

Summaries of the composition of Main Street’s core investment portfolio at cost and fair value as a percentage of total portfolio investments are shown in the following table:

	December 31,	December 31,
Cost:	2008	2007

First lien debt	76.2%	81.5%
Equity	11.0%	10.7%
Second lien debt	7.4%	6.1%
Equity warrants	5.4%	1.7%

	100.0%	100.0%

	December 31,	December 31,
Fair Value:	2008	2007

First lien debt	67.0%	70.1%
Equity	15.7%	18.6%
Equity warrants	10.2%	8.0%
Second lien debt	7.1%	3.3%

	100.0%	100.0%

The following table shows the core investment portfolio composition by geographic region of the United States at cost and fair value as a percentage of total portfolio investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31,	December 31,
Cost:	2008	2007

Southwest	50.2%	31.9%
West	36.3%	37.1%
Southeast	5.1%	11.4%
Midwest	4.7%	5.8%
Northeast	3.7%	13.8%

	100.0%	100.0%

	December 31,	December 31,
Fair Value:	2008	2007

Southwest	56.0%	41.2%
West	31.1%	32.9%
Midwest	5.1%	6.5%
Southeast	4.1%	10.3%
Northeast	3.7%	9.1%

	100.0%	100.0%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Set forth below are tables showing the composition of Main Street’s core investment portfolio by industry at cost and fair value as of December 31, 2008 and 2007:

	December 31,	December 31,
Cost:	2008	2007

Industrial equipment	12.0%	6.6%
Precast concrete manufacturing	11.3%	—
Custom wood products	9.3%	8.4%
Agricultural services	8.3%	11.6%
Electronics manufacturing	7.6%	9.5%
Transportation/Logistics	6.6%	6.7%
Retail	6.5%	3.3%
Restaurant	6.1%	3.4%
Health care products	5.8%	4.2%
Mining and minerals	4.8%	9.1%
Manufacturing	4.7%	12.0%
Health care services	4.2%	5.9%
Professional services	4.1%	3.3%
Metal fabrication	3.4%	4.6%
Equipment rental	2.1%	2.6%
Infrastructure products	1.7%	2.4%
Information services	0.9%	1.2%
Industrial services	0.5%	0.4%
Distribution	0.1%	2.2%
Consumer products	—	2.6%

	100.0%	100.0%

	December 31,	December 31,
Fair Value:	2008	2007

Precast concrete manufacturing	13.7%	—
Industrial equipment	10.2%	6.0%
Agricultural services	8.1%	10.5%
Electronics manufacturing	7.7%	9.6%
Retail	7.0%	3.4%
Custom wood products	6.8%	7.5%
Restaurant	6.7%	4.5%
Transportation/Logistics	6.5%	6.6%
Health care services	6.1%	6.0%
Health care products	5.8%	4.1%
Professional services	5.4%	4.1%
Manufacturing	5.1%	9.5%
Metal fabrication	4.3%	4.2%
Industrial services	2.8%	2.9%
Equipment rental	2.0%	2.4%
Information services	0.9%	1.2%
Infrastructure products	0.5%	2.2%
Distribution	0.4%	2.4%
Mining and minerals	—	12.9%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Main Street’s core portfolio investments are generally in lower middle-market companies conducting business in a variety of industries. At December 31, 2008, Main Street had one investment that was greater than 10% of its total core investment portfolio at fair value. That investment represented approximately 13.8% of the portfolio at fair value. At December 31, 2007, Main Street had one investment that was greater than 10% of its total core investment portfolio at fair value. That investment represented approximately 10.5% of the core investment portfolio at fair value.

NOTE D —	WHOLLY OWNED INVESTMENT MANAGER

As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment of Main Street, since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for Main Street Capital II, LP (“MSC II”), a separate SBIC fund, which is not part of MSCC or one of its subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement, paid quarterly, which currently total $3.3 million per year. The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street’s Board of Directors, based on the same valuation methodologies applied to determine the original $18 million valuation. The original valuation for the Investment Manager was based on the estimated present value of the net cash flows received for investment management services provided to MSC II, over the estimated dollar averaged life of the related management contract, and was also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from all related parties (including MSCC) but include the management fees from MSC II and an estimated allocation of costs related to providing services to MSC II. Any change in fair value of the Investment Manager investment is recognized on Main Street’s statement of operations as “Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager,” with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to “Investment in affiliated Investment Manager” on Main Street’s balance sheet. Main Street believes that the valuation for the Investment Manager will decrease over the life of the management contract with MSC II, absent obtaining additional recurring cash flows from performing investment management activities for other external investment entities.

The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the investment management fees received from MSC II. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries, as well as the investment activities of MSC II. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC, which principally include direct costs that are specific to MSCC’s status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed for its excess expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as MSC II. Each quarter, as part of the support services agreement, MSCC makes payments to cover all expenses incurred by the Investment Manager, less the recurring management fees that

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement. For the year ended December 31, 2008, the expenses reimbursed by MSCC to the Investment Manager were approximately $1.0 million. For the period from October 2, 2007 through December 31, 2007, no expenses were reimbursed by MSCC to the Investment Manager.

In its separate stand alone financial statements as presented below, the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II and consistent with Staff Accounting Bulletin No. 54, Application of “Pushdown” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase (“SAB 54”). Under SAB 54, push-down accounting is required in “purchase transactions that result in an entity becoming substantially wholly owned.” In this case, MSCC acquired 100% of the equity interests in the Investment Manager. Because the $18 million value attributed to MSCC’s investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. As of December 31, 2008, the Investment Manager recognized $1,174,207 in cumulative amortization expense associated with the intangible asset. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement between the two entities since it is non-cash in nature.

Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of December 31,
	2008	2007
	(Unaudited)

ASSETS
Cash	$20,772	$86,439
Accounts receivable	17,990	14,142
Accounts receivable — MSCC	302,633	—
Intangible asset (net of accumulated amortization of $1,174,207 as of December 31, 2008)	16,825,793	18,000,000
Deposits and other	103,392	29,094

Total assets	$17,270,580	$18,129,675

LIABILITIES
Accounts payable — MSCC	$—	$207,898
Accrued liabilities	589,360	66,349

Total liabilities	589,360	274,247
Equity	16,681,220	17,855,428

Total liabilities and equity	$17,270,580	$18,129,675

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

		For the Period
		October 2,
		2007
	Year Ended	through
	December 31,	December 31,
	2008	2007
	(Unaudited)

Management fee income from Main Street Capital II	$3,325,200	$831,300
Other management advisory fees	47,750	—

Total income	3,372,950	831,300
EXPENSES
Salaries, benefits and other personnel costs	(3,483,336)	(612,377)
Occupancy expense	(184,285)	(45,343)
Professional expenses	(81,208)	(57,703)
Amortization expense — intangible asset	(1,174,207)	—
Other	(630,956)	(115,877)
Expense reimbursement from MSCC	1,006,835	—

Total net expenses	(4,547,157)	(831,300)

Net income (loss)	$(1,174,207)	$—

Prior to the Formation Transactions and the IPO, the Fund had a separate investment advisory agreement with the Investment Manager which provided for recurring management fees to be paid from the Fund to the Investment Manager. As part of this agreement, the Investment Manager was responsible for managing the day-to-day operational and investment activities of the Fund. Subsequent to the Formation Transactions and IPO, the Fund has not paid any management fees to the Investment Manager since both entities are now wholly owned by MSCC. Management fees paid by the Fund to the Investment Manager, prior to the Formation Transactions and IPO, for the years ended December 31, 2007 and 2006 were $1,499,937 and $1,942,032, respectively.

NOTE E —	DEFERRED FINANCING COSTS

Deferred financing costs balances as of December 31, 2008 and 2007 are as follows:

	December 31,
	2008	2007

SBIC debenture commitment fees	$550,000	$550,000
SBIC debenture leverage fees	1,367,575	1,367,575
Other	673,700	282,512

Subtotal	2,591,275	2,200,087
Accumulated amortization	(956,037)	(529,952)

Ending deferred financing costs balance	$1,635,238	$1,670,135

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Estimated aggregate amortization expense for each of the five years succeeding December 31, 2008 and thereafter is as follows:

Estimated
Years Ending December 31,	Amortization

2009	$402,091
2010	$316,689
2011	$295,867
2012	$191,758
2013	$182,424
2014 and thereafter	$246,409

NOTE F —	SBIC DEBENTURES

SBIC debentures payable at both December 31, 2008 and 2007 was $55,000,000. SBIC debentures provide for interest to be paid semi-annually with principal due at the applicable 10-year maturity date. Main Street paid interest on the SBIC debentures of $3,188,015 and $2,852,002 for the years ended 2008 and 2007, respectively. The weighted average interest rate as of December 31, 2008 and 2007 was 5.78%. The first principal maturity due under the existing SBIC debentures is in 2013. Main Street is subject to regular compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

SBIC Debentures payable at December 31, 2008 and 2007 consist of the following:

		Fixed
	Maturity	Interest
Pooling Date	Date	Rate	Amount

9/24/2003	9/1/2013	5.76%	$4,000,000
3/24/2004	3/1/2014	5.01%	3,000,000
9/22/2004	9/1/2014	5.57%	9,000,000
9/22/2004	9/1/2014	5.54%	6,000,000
3/23/2005	3/1/2015	5.93%	2,000,000
3/23/2005	3/1/2015	5.89%	2,000,000
9/28/2005	9/1/2015	5.80%	19,100,000
3/28/2007	3/1/2017	6.23%	3,900,000
3/28/2007	3/1/2017	6.26%	1,000,000
3/28/2007	3/1/2017	6.32%	5,000,000

Balances as of December 31, 2008 and 2007			$55,000,000

NOTE G —	INVESTMENT AND TREASURY CREDIT FACILITIES

On October 24, 2008, Main Street entered into a $30 million, three-year investment credit facility (the “Investment Facility”) with Branch Banking and Trust Company (“BB&T”) and Compass Bank, as lenders, and BB&T, as administrative agent for the lenders. The purpose of the Investment Facility is to provide additional liquidity in support of future investment and operational activities. The Investment Facility allows for an increase in the total size of the facility up to $75 million, subject to certain conditions, and has a maturity date of October 24, 2011. Borrowings under the Investment Facility bear interest, subject to Main Street’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the applicable base rate plus 0.75%. Main Street will pay unused commitment fees of 0.375% per annum on the average

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

unused lender commitments under the Investment Facility. The Investment Facility is secured by certain assets of MSCC, MSEI and the Investment Manager. The Investment Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity of not less than 10% of the aggregate principal amount outstanding, (ii) maintaining an interest coverage ratio of at least 2.00 to 1.00, and (iii) maintaining a minimum tangible net worth. At December 31, 2008, Main Street had no borrowings outstanding under the Investment Facility, and Main Street was in compliance with all covenants of the Investment Facility.

On December 31, 2007, Main Street entered into a treasury-based credit facility (the “Treasury Facility”) among Main Street, Wachovia Bank, National Association and BB&T, as administrative agent for the lenders. The purpose of the Treasury Facility is to provide flexibility in the sizing of portfolio investments and to facilitate the growth of Main Street’s investment portfolio. Under the Treasury Facility, the lenders had agreed to extend revolving loans to Main Street in an amount not to exceed $100 million; however, due to the maturation of Main Street’s investment portfolio and the additional flexibility provided by the Investment Facility, Main Street unilaterally reduced the Treasury Facility from $100 million to $50 million during October 2008. The reduction in the size of the Treasury Facility will reduce the amount of unused commitment fees paid by Main Street. The Treasury Facility has a two-year term and bears interest, at Main Street’s option, either (i) at the LIBOR rate or (ii) at a published prime rate of interest, plus 0.25% in each case. The applicable interest rates under the Treasury Facility would be increased by 0.15% if usage under the Treasury Facility is in excess of 50% of the days within a given calendar quarter. The Treasury Facility requires payment of 0.15% per annum in unused commitment fees based on average daily unused balances under the facility. The Treasury Facility is secured by certain securities accounts maintained for Main Street by BB&T and is also guaranteed by Main Street’s wholly-owned Investment Manager. The Treasury Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a cash collateral coverage ratio of at least 1.01 to 1.0, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum tangible net worth. At December 31, 2008, Main Street had no borrowings outstanding under the Treasury Facility, and Main Street was in compliance with all covenants of the Treasury Facility.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE H —	FINANCIAL HIGHLIGHTS

The financial highlights are prepared in accordance with the guidance on exchanges of shares between entities under common control contained in SFAS 141, with ratios and per share amounts calculated as if the Formation Transactions and the IPO had occurred as of January 1, 2007.

	Years Ended December 31,
Per Share Data:	2008	2007

Net asset value at beginning of period	$12.85	$4.90
Net investment income(1)	1.15	0.76
Net realized gains(1)(2)	0.16	0.55
Net change in unrealized depreciation on investments(1)(2)	(0.44)	(0.63)
Income tax benefit (provision)(1)	0.35	(0.38)

Net increase in net assets resulting from operations(1)	1.22	0.30
Net increase in net assets associated with the Formation Transactions and the Offering	—	8.66
Net decrease in net assets from dividends paid to stockholders	(1.43)	(0.33)
Net decrease in net assets from dividends declared as of December 31, 2008 for the January 15, 2009 monthly dividend	(0.13)	—
Net decrease in net assets from distributions to partners, net of contributions(3)	—	(0.72)
Increase due to shares issued pursuant to the dividend reinvestment plan	0.02	0.22
Increase due to share-based compensation	0.06	—
Accretive effect of share repurchase program (repurchases below net asset value)	0.01	—
Other(4)	(0.40)	(0.18)

Net asset value at December 31, 2008 and 2007	$12.20	$12.85

Market value at December 31, 2008 and 2007	$9.77	$14.01
Shares outstanding at December 31, 2008 and 2007	9,206,483	8,959,718

(1)	Based on weighted average number of common shares outstanding for the period.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period.

(3)	Net of partner contributions made during the period.

(4)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Years Ended December 31,
	2008	2007	2006(1)

Net assets at end of period	$112,356,056	$115,149,208	$43,272,531
Average net assets	$114,977,272	$56,882,526	$38,621,188
Average outstanding debt	$55,000,000	$53,020,000	$45,100,000
Ratio of total expenses, excluding interest expense, to average net assets(2)(4)	2.79%	4.76%	5.54%
Ratio of total expenses to average net assets(2)(4)	6.07%	10.47%	12.58%
Ratio of net investment income to average net assets(2)(4)	8.97%	11.47%	12.70%
Total return based on change in net asset value(3)(5)	9.84%	5.88%	47.56%

(1)	The amounts reflected in the financial highlights represent the combined general partner and limited partner amounts.

(2)	The Investment Manager voluntarily waived $48,000 of management fees for the year ended December 31, 2006.

(3)	Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to stockholders and/or members and partners during the period less capital contributions during the period, as divided by the beginning net asset value.

(4)	The December 31, 2007 ratio includes the impact of professional costs related to the IPO. These costs were 25.7% and 11.7% of operating expense and total expenses, respectively, for that period.

(5)	For the period prior to the Formation Transactions, this ratio combines the total return for both the managing investors (the General Partner) and the non-managing investors (limited partners).

NOTE I —	DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

In September 2008, Main Street announced that it would begin making dividend payments on a monthly, as opposed to a quarterly, basis beginning in October 2008. Main Street’s Board of Directors declared monthly dividends of $0.125 per share for each of October, November and December 2008.

For the year ended December 31, 2008, Main Street’s Board of Directors declared dividends of approximately $14.1 million or $1.55 per share of common stock, with $13.0 million or $1.425 per share paid to stockholders during 2008 and $1.1 million or $0.125 per share accrued based upon record date as of December 31, 2008 for the January 2009 monthly dividend. The dividends were comprised of ordinary income totaling $8.6 million, or $0.95 per share, and long term capital gain totaling $5.5 million, or $0.60 per share. During the period from October 2, 2007 (the date of the Formation Transactions) through December 31, 2007, Main Street’s Board of Directors declared a dividend of $2.9 million, or $0.33 per common share. The dividend was comprised of ordinary income totaling $0.9 million, or $0.105 per share, and long term capital gain totaling $2.0 million, or $0.225 per share. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

MSCC has elected to be treated for federal income tax purposes as a RIC on its 2007 tax return. As a RIC, Main Street generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that Main Street distributes to its stockholders as dividends. Main Street must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. Main Street has distributed and currently intends to distribute sufficient dividends to qualify as a RIC.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As part of maintaining RIC status, dividends pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year provided such dividends are declared prior to the filing of Main Street’s federal income tax return. Main Street will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the company’s annual taxable income for a given year exceeds the distributions for such year. For the years ended December 31, 2008 and 2007, estimated annual taxable income exceeded dividend distributions from such taxable income, and accordingly, Main Street accrued to “Income tax provision (benefit)” an excise tax of $112,625 on the 2008 estimated excess taxable income carried forward into 2009 and $60,000 on the 2007 estimated excess taxable income carried forward into 2008. For the year ended December 31, 2008, estimated excess taxable income carried forward into 2009 totaled $2,799,963 million and was reduced by, for tax purposes, the monthly dividend paid in January 2009 since it was declared and accrued prior to December 31, 2008. This tax treatment resulted in a reduction of the 2008 excise taxes required to be paid. Excluding the impact for this tax treatment of the January 2009 dividend, Main Street estimates that it generated undistributed taxable income of $3,952,448 million during 2008 that will be carried forward toward distributions paid in 2009. For the year ended December 31, 2007, excess taxable income carried forward into 2008 totaled $1,481,131 million.

Main Street’s wholly-owned subsidiary, MSEI, is a taxable entity which holds certain portfolio investments of Main Street. MSEI is consolidated with Main Street, and the portfolio investments held by MSEI are included in Main Street’s consolidated financial statements. The purpose of MSEI is to permit Main Street to hold portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax provisions of the Code. MSEI is not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of its ownership of the portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street’s Consolidated Statement of Operations. For the year ended December 31, 2008, Main Street recognized an income tax benefit of $3,182,401 primarily related to non-cash deferred taxes on unrealized depreciation for certain portfolio investments that are owned by MSEI. Main Street does not anticipate having this level of income tax benefit in future periods. For the period from October 2, 2007 (the date of the Formation Transactions) through December 31, 2007, Main Street recognized a cumulative income tax expense of $3,262,539 primarily related to non-cash deferred taxes on unrealized appreciation from portfolio investments that were contributed to MSEI.

Main Street’s provision for income taxes, including MSEI, was comprised of the following:

	Years Ended December 31,
	2008	2007

Current tax expense (benefit):
Federal	$663,767	$162,274
State	188,560	14,593

Total current tax expense (benefit)	852,327	176,867
Deferred tax expense (benefit):
Federal	(4,061,969)	2,967,286
State	(85,384)	58,386

Total deferred tax expense (benefit)	(4,147,353)	3,025,672
Excise tax	112,625	60,000

Total income tax provision (benefit)	$(3,182,401)	$3,262,539

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Listed below is a reconciliation of “Net Increase in Net Assets Resulting From Operations” to taxable income and to total distributions to common stockholders for the years ended December 31, 2008 and 2007.

	Years Ended December 31,
	2008	2007
	(Estimated)

Net increase in net assets resulting from operations	$10,933,939	$2,544,876
Earnings prior to Formation Transactions	—	(5,819,311)
Share-based compensation	511,452	—
Net change in unrealized depreciation on investments	3,961,092	4,597,897
Income tax provision (benefit)	(3,182,401)	3,262,539
Pre-tax loss (income) of taxable subsidiary, MSEI, not consolidated for tax purposes	2,182,580	(126,624)
Book income and tax income differences, including debt origination, structuring fees and realized gains	1,033,436	(65,426)

Taxable income(1)	15,440,098	4,393,951
Taxable income earned in prior year and carried forward for distribution in current year	1,481,131	—
Taxable income earned in current year and carried forward for distribution	(2,799,963)	(1,481,131)

Total distributions declared to common stockholders	$14,121,266	$2,912,820

(1)	Main Street’s taxable income for 2008 is an estimate and will not be finally determined until the company files its 2008 tax return in September 2009. Therefore, the final taxable income, and the taxable income earned in 2008 and carried forward for distribution in 2009, may be different than this estimate.

The net deferred tax asset at December 31, 2008 was $1,121,681 and primarily related to timing differences from recognition of unrealized losses from debt and equity investments in portfolio companies as well as timing differences from taxable income from equity investments in portfolio companies which are flow through entities. The net deferred tax liability at December 31, 2007 was $3,025,672 and primarily related to timing differences from recognition of unrealized gains from equity investments in portfolio companies. Management believes that the realization of the deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance at December 31, 2008.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Prior to the Formation Transactions, Main Street was taxed under the partnership provisions of the Code. Under these provisions of the Code, the General Partner and limited partners are responsible for reporting their share of the partnership’s income or loss on their income tax returns. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Listed below is a reconciliation of Net Increase in Net Assets Resulting From Operations to taxable income for the year ended December 31, 2006.

Year Ended
December 31,
2006

Net increase in members’ equity and partners’ capital resulting from operations	$15,822,997
Net change in unrealized depreciation from investments	(8,488,514)
Accrual basis to cash basis adjustments:
Deferred debt origination fees included in taxable income	709,980
Accretion of unearned fee income for book income	(517,649)
Net change in interest receivable	(93,480)
Net change in interest payable	83,459
Portfolio company pass through taxable income (loss)	610,866
Other	(321,295)

Taxable income	$7,806,364

NOTE J —	COMMON STOCK AND SHARE REPURCHASE PROGRAM

On November 13, 2008, Main Street announced that its Board of Directors authorized its officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, an amount up to $5 million of the outstanding shares of Main Street’s common stock at prices per share not to exceed Main Street’s last reported net asset value per share. The share repurchase program is authorized to be in effect through the earlier of December 31, 2009 or such time as the approved $5 million repurchase amount has been fully utilized. Main Street can not assure the extent that it will conduct future open market purchases. The share repurchase program does not require Main Street to repurchase any specific number of shares and may be discontinued at any time. Shares purchased under the repurchase program will be accounted for as treasury stock until such time as the shares are cancelled or reissued. During November and December 2008, Main Street purchased 34,700 shares in connection with the repurchase program at a weighted average cost of $9.54 per share.

On October 2, 2007, Main Street initiated the Formation Transactions and acquired 100% of the equity interests in the Fund, the General Partner and the Investment Manager in exchange for 4,525,726 shares.

On October 4, 2007, Main Street completed the IPO. The IPO consisted of the public offering and sale of 4,300,000 shares of common stock, including the underwriters’ exercise of the over-allotment option, at a price to the public of $15.00 per share, resulting in net proceeds of approximately $60.2 million, after deducting underwriters’ commissions totaling approximately $4.3 million.

NOTE K —	PARTNERS’ CAPITAL CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

Prior to the Formation Transactions, the Fund had received irrevocable commitments from investors to contribute capital of $26,665,548, which had been substantially paid in through the date of the Formation Transactions (October 2, 2007).

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Fund is a licensed SBIC, and prior to the Formation Transactions, was able to make distributions of cash and/or property only at such times as permitted by the SBIC Act and as determined under the Partnership Agreement. Under the Partnership Agreement, the General Partner was entitled to 20% of the Fund’s distributions, subject to a “clawback” provision that required the General Partner to return an amount of allocated profits and distributions to the Fund if, and to the extent that, distributions to the General Partner over the life of the Fund caused the limited partners of the Fund to receive cumulative distributions which were less than their share (approximately 80%) of the cumulative net profits of the Fund. The Fund made total distributions of $6,500,000 and $6,174,297 (including a $530,000 return of capital distribution) from January 1, 2007 through the date of the Formation Transactions (October 2, 2007) and for the year ended December 31, 2006, respectively.

NOTE L —	DIVIDEND REINVESTMENT PLAN (“DRIP”)

Main Street’s DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company’s stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC’s common stock on the valuation date determined by Main Street’s Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.

For the year ended December 31, 2008, $4,918,649 of the total $12,968,780 in dividends paid to stockholders that were attributable to 2008 represented DRIP participation, and 382,794 shares of common stock were purchased in the open market to satisfy the DRIP participation requirements. Additionally, 15,820 shares valued at $213,729 were issued to satisfy remaining DRIP obligations. During December 2008, Main Street funded $400,000 to its dividend reinvestment plan administrator for the purchase of common stock in the open market to satisfy the DRIP participation requirements in connection with the January 2009 monthly dividend. For the year ended December 31, 2007, $1,903,116 of the total $2,912,820 in dividends paid to stockholders represented DRIP participation and 132,992 shares of common stock were issued to satisfy the DRIP participation requirements. The shares disclosed above relate only to Main Street’s DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE M —	SHARE-BASED COMPENSATION

Main Street accounts for its share-based compensation plan using the fair value method, as prescribed by SFAS 123R. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value into share-based compensation expense over the requisite service period or vesting term.

On July 1, 2008, Main Street’s Board of Directors approved the issuance of 245,645 shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares will vest over a four-year period from the grant date and will be expensed over a four-year service period starting on the grant date.

On July 1, 2008, a total of 20,000 shares of restricted stock were issued to Main Street’s independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. One-half of those shares vested immediately on the grant date, and the remaining half will vest on the day immediately preceding the next annual meeting at which Main Street stockholders elect directors, provided that these independent directors have been in continuous service as members of the Board through such date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As a result, 50% of those shares were expensed during July 2008 with the remaining 50% to be expensed over a one-year service period starting on the grant date.

For the year ended December 31, 2008, Main Street recognized total share-based compensation expense of $511,452 related to the restricted stock issued to Main Street employees and Main Street’s independent directors. As of December 31, 2008, there were no forfeitures of non-vested restricted shares.

As of December 31, 2008, there was $2,380,167 of total unrecognized compensation cost related to Main Street’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 3.25 years.

NOTE N —	EARNINGS PER SHARE

The following table summarizes our calculation of basic and diluted earnings per share for the years ended December 31, 2008 and 2007:

	Years Ended December 31,
	2008	2007	2006
	(Consolidated)	(Consolidated)	(Combined)

Numerator:
Net increase in net assets resulting from operations	$10,933,939	$2,544,876	$15,822,997

Denominator:
Basic weighted-average shares outstanding	8,967,383	8,587,701	N/A
Dilutive effect of restricted stock on which forfeiture provisions have not lapsed	3,681	—	N/A

Diluted average shares outstanding	8,971,064	8,587,701	N/A

Net increase in net assets resulting from operations per share:
Basic	$1.22	$0.30	N/A
Diluted	$1.22	$0.30	N/A

We use the treasury stock method to calculate diluted earnings per share. We include non-vested restricted shares in our calculation of diluted earnings per share when we believe it is probable the requisite service period criteria will be met and the forfeiture provisions have not lapsed.

NOTE O —	COMMITMENTS

At December 31, 2008, Main Street had two outstanding commitments to fund unused revolving loans for up to $900,000.

NOTE P —	SUPPLEMENTAL CASH FLOW DISCLOSURES

Listed below are the supplemental cash flow disclosures for the years ended December 31, 2008, 2007 and 2006:

	2008	2007	2006

Interest paid	$3,306,313	$2,852,002	$2,475,926
Taxes paid	$355,053	$—	$—
Non-cash investing and financing activity:
Shares issued for Investment in the Investment Manager	$—	$18,000,000	$—
Issuance of shares for dividend reinvestment plan	$213,729	$1,903,116	$—

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE Q —	SELECTED QUARTERLY DATA (UNAUDITED)

	2008
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total investment income	$4,027,366	$4,176,911	$4,457,324	$4,633,825
Net investment income	$2,504,062	$2,586,575	$2,529,950	$2,694,549
Net increase in net assets resulting from operations	$3,202,636	$4,488,097	$2,673,703	$569,503
Net investment income per share-basic and diluted	$0.28	$0.29	$0.28	$0.30
Net increase in net assets resulting from operations per share-basic and diluted	$0.36	$0.50	$0.30	$0.06

	2007
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total investment income	$2,412,577	$3,142,284	$3,127,383	$3,792,734
Net investment income	$1,170,179	$970,897	$1,745,144	$2,635,479
Net increase (decrease) in net assets resulting from operations	$1,779,474	$1,330,897	$2,708,941	$(3,274,436)
Net investment income per share-basic and diluted	$0.14	$0.11	$0.20	$0.30
Net increase in net assets resulting from operations per share-basic and diluted	$0.21	$0.16	$0.32	$(0.37)

NOTE R —	RELATED PARTY TRANSACTIONS

We co-invested with MSC II in several existing portfolio investments prior to the IPO, but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. MSC II is managed by the Investment Manager, and the Investment Manager is wholly owned by MSCC. MSC II is an SBIC fund with similar investment objectives to Main Street and which began its investment operations in January 2006. The co-investments among Main Street and MSC II had all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

As discussed further in Note D to the accompanying consolidated financials statements, Main Street paid certain management fees to the Investment Manager during the year ended December 31, 2007. Subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of Main Street. At December 31, 2008 and 2007, the Investment Manager had a receivable of $302,633 and a payable of $207,783, respectively, with MSCC related to recurring expenses required to support MSCC’s business.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE S —	SUBSEQUENT EVENTS

The recently enacted American Recovery and Reinvestment Act of 2009 (the “2009 Stimulus Bill”) contains several provisions applicable to SBIC funds, including the Fund, Main Street’s wholly owned subsidiary. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increases the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available to affiliated SBIC funds, Main Street, through the Fund, will now have access to incremental SBIC leverage to support its future investment activities. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street will allocate such increased borrowing capacity between the Fund and MSC II, an independently owned SBIC that is managed by Main Street and therefore deemed to be affiliated with the Fund for SBIC regulatory purposes. It is currently estimated that at least $55 million to $60 million of additional SBIC leverage is now accessible by Main Street, through the Fund, for future investment activities, subject to the required capitalization of the Fund. Under the provisions of SFAS 159 and related guidance in EITF 96-19, Debtor’s Accounting for Modification or Exchange of Debt Instruments, Main Street is analyzing whether the additional SBIC leverage provisions under the 2009 Stimulus Bill meet the definition of a significant modification of debt which would automatically create an election date for the fair value option under SFAS 159.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders’ of
Main Street Capital Corporation

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Main Street Capital Corporation and the combined financial statements of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC referred to in our report dated March 12, 2009, which is included in Amendment No. 2 to the Registration Statement and Prospectus. Our report on the consolidated financial statements includes an explanatory paragraph, which discusses the adoption of Statement of Financial Accounting Standards No. 157, Fair Value Measurements in 2008 as discussed in Note B to the consolidated financial statements. Our audits of the basic financial statements include the accompanying financial statement Schedule 12-14 which is the responsibility of the Company’s management. In our opinion, this financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/  GRANT THORNTON LLP

Houston, Texas
March 12, 2009

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2008

		Amount of
		Interest or
		Dividends
		Credited to	December 31,	Gross	Gross	December 31,
Company	Investments(1)	Income(2)	2007 Value	Additions(3)	Reductions(4)	2008 Value

CONTROL INVESTMENTS
Café Brazil, LLC	12% Secured Debt	$389,182	$2,702,931	$47,069	$—	$2,750,000
	Member Units	30,681	1,250,000	—	250,000	1,000,000

CBT Nuggets, LLC	Prime plus 2% Secured Debt	12,067	354,678	5,322	360,000	—
	14% Secured Debt	272,276	1,805,275	54,725	180,000	1,680,000
	10% Secured Debt	2,292	—	150,000	—	150,000
	Member Units	225,000	1,145,000	480,000	—	1,625,000
	Warrants	—	345,000	155,000	—	500,000

Ceres Management, LLC	14% Secured Debt	271,426	—	2,402,492	29,891	2,372,601
(Lambs)	Member Units	—	—	1,300,000	—	1,300,000

Condit Exhibits, LLC	13% Current/5% PIK Secured	245,195	—	2,310,454	37,260	2,273,194
	Debt Warrants	—	—	300,000	—	300,000

Gulf Manufacturing, LLC	Prime plus 1% Secured Debt	77,870	1,188,636	11,364	—	1,200,000
	13% Secured Debt	298,308	1,809,216	170,784	100,000	1,880,000
	Member Units	281,837	472,000	628,000	—	1,100,000
	Warrants	—	250,000	300,000	—	550,000

Hawthorne Customs &	13% Secured Debt	185,862	1,304,693	17,295	150,000	1,171,988
Dispatch Services, LLC	Member Units	18,200	435,000	—	—	435,000
	Warrants	—	230,000	—	—	230,000

Hydratec Holdings, LLC	12.5% Secured Debt	734,496	5,588,729	22,600	300,000	5,311,329
	Prime plus 1% Secured Debt	93,363	1,825,911	654,000	900,000	1,579,911
	Member Units		1,800,000	250,000	—	2,050,000

Jensen Jewelers of	Prime plus 2% Secured Debt	90,543	1,180,509	19,491	156,000	1,044,000
Idaho, LLC	13% Current/6% PIK Secured Debt	213,914	1,044,190	90,401	130,000	1,004,591
	Member Units	63,888	815,000	—	435,000	380,000

Magna Card, Inc.	12% Secured Debt	—	—	1,958,776	1,958,776	—
	Warrants	—	—	100,000	100,000	—

NAPCO Precast, LLC	Prime plus 2% Secured Debt	455,227	—	4,040,000	347,692	3,692,308
	18% Secured Debt	1,424,035	—	7,140,000	678,462	6,461,538
	Member Units	1,811,206	—	5,100,000	—	5,100,000

OMi Holdings, Inc.	12% Secured Debt	898,992	—	7,536,600	933,200	6,603,400
	Common Stock	—	—	900,000	330,000	570,000

Quest Design &	10% Secured Debt	178,312	3,964,853	204,139	3,568,992	600,000
Production LLC	0% Secured Debt	—	—	2,000,000	600,000	1,400,000
	Warrants	—	40,000	—	40,000	—
	Warrants	—	—	1,595,858	1,595,858	—

TA Acquisition Group, LP	12% Secured Debt	386,811	1,813,789	56,211	1,870,000	—
	Partnership Interest	96,211	3,435,000	—	3,435,000	—
	Warrants	—	3,450,000	—	3,450,000	—

Technical Innovations, LLC	12% Secured Debt	—	748,716	—	748,716	—
	Prime Secured Debt	—	249,572	—	249,572	—
	Member Units	—	—	—	—	—
	Warrants	—	—	—	—	—

Universal Scaffolding &	Prime plus 1% Secured Debt	89,538	1,111,741	3,831	240,500	875,072
Equipment, LLC	13% Current/5% PIK Secured	607,672	3,136,274	175,235	151,509	3,160,000
	Debt Member Units		1,025,000	—	1,025,000	—

Uvalco Supply, LLC	Equity	100,000	—	1,575,000	—	1,575,000

MAIN STREET CAPITAL CORPORATION

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2008 — (Continued)

		Amount of
		Interest or
		Dividends
		Credited to	December 31,	Gross	Gross	December 31,
Company	Investments(1)	Income(2)	2007 Value	Additions(3)	Reductions(4)	2008 Value

Wicks Acquisition, LLC	8% Secured Debt	—	—	78,000	78,000	—
	12% Secured Debt	300	1,685,444	1,770,000	3,455,444	—
	8% Secured Debt	—	—	30,000	30,000	—
	12% Secured Debt	—	—	30,000	30,000	—
	Member Units	—	—	360,000	360,000	—
	Warrants	—	—	210,000	210,000	—

Ziegler’s NYPD, LLC	Prime plus 2% Secured Debt	33,838	—	600,239	6,000	594,239
	13% Current/5% PIK	164,258	—	2,705,579	42,142	2,663,437
	Secured Debt Warrants	—	—	360,000	—	360,000

Income from Control Investments disposed of during the year		1,525	—	—	—	—

	Total-Control	$9,754,325	$46,207,157	$47,898,465	$28,563,014	$65,542,608

AFFILIATE INVESTMENTS
Advantage Millwork	12% Secured Debt	$394,820	$2,547,510	$426,620	$18,688	$2,955,442
Company, Inc.	Warrants	—	87,120	10,688	97,808	—

American Sensor	Prime plus .5% Secured Debt	363,486	3,404,755	395,245	—	3,800,000
Technologies, Inc.	Warrants	—	750,000	—	500,000	250,000

Carlton Global	13% PIK Secured Debt	—	2,618,421	104,166	2,722,587	—
Resources, LLC	Member Units	—	—	—	—	—

CHMB, Inc.	12% Secured Debt	55,140	—	1,415,906	274,200	1,141,706
	Common Stock	—	—	390,000	—	390,000
	Warrants	—	—	240,000	—	240,000

Houston Plating & Coatings,	Prime Plus 2%	13,037	100,000	200,000	—	300,000
LLC	Member Units	410,550	2,450,000	300,000	—	2,750,000

KBK Industries, LLC	14% Secured Debt	618,065	3,730,881	206,619	—	3,937,500
	8% Secured Debt	50,591	623,063	126,937	281,250	468,750
	8% Secured Debt	27,617	—	712,500	262,500	450,000
	Prime plus 2% Secured Debt	11,013	686,250	—	686,250	—
	Member Units	43,436	700,000	75,000	—	775,000

Laurus Healthcare, LP,	13% Secured Debt	415,285	2,934,625	75,375	735,000	2,275,000
	Warrants	—	715,000	1,785,000	—	2,500,000

National Trench Safety,	10% PIK Debt	89,451	314,805	89,451	—	404,256
LLC	Member Units	—	1,792,308	—	—	1,792,308

MAIN STREET CAPITAL CORPORATION

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2008 — (Continued)

		Amount of
		Interest or
		Dividends
		Credited to	December 31,	Gross	Gross	December 31,
Company	Investments(1)	Income(2)	2007 Value	Additions(3)	Reductions(4)	2008 Value

Pulse Systems, LLC	14% Secured Debt	331,010	2,260,420	47,078	476,224	1,831,274
	Warrants	—	350,000	100,000	—	450,000

Schneider Sales	13% Secured Debt	97,026	—	1,981,656	71,684	1,909,972
Management, LLC	Warrants	—	—	45,000	—	45,000

Transportation General Inc.	13% Secured Debt	1,047,372	3,501,966	98,034	3,600,000	—
	Warrants	—	340,000	—	340,000	—

Turbine Air Systems, Ltd.	12% Secured Debt	181,787	905,213	94,787	1,000,000	—
	Warrants	—	—	—	—	—

Vision Interests, Inc.	13% Secured Debt	534,401	3,541,662	37,455	—	3,579,117
	Common Stock	—	372,000	48,000	—	420,000
	Warrants	—	375,000	45,000	—	420,000

Walden Smokey Point, Inc.	14% Current / 4% PIK	50,400	—	4,800,533	96,000	4,704,533
	Secured Debt Common Stock	—	—	600,000	—	600,000

WorldCall, Inc.	13% Secured Debt	107,955	745,217	31,057	136,275	640,000
	Common Stock	—	180,000	202,837	—	382,837
	Warrants	—	150,000	—	150,000	—

Income from Affiliate Investments disposed of during the year		—	—	—	—	—

	Total-Affiliate Investments	$4,842,442	$36,176,216	$14,684,944	$11,448,465	$39,412,695

This schedule should be read in conjunction with Main Street’s Consolidated and Combined Financial Statements, including the Consolidated and Combined Schedule of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the Consolidated and Combined Schedule of Investments.

(2)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate during the year, the income related to the time period it was in the category other than the one shown at year end is included in “Income from Investment disposed of during the year”.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investment , follow on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

           Shares

Main Street Capital Corporation

Common Stock

PROSPECTUS SUPPLEMENT

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